UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2023—August 31, 2024

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

U.S. Growth Fund Admiral™ Shares - VWUAX

U.S. Growth Fund Investor Shares - VWUSX

International Growth Fund Admiral™ Shares - VWILX

International Growth Fund Investor Shares - VWIGX

FTSE Social Index Fund Admiral™ Shares - VFTAX

FTSE Social Index Fund Institutional Shares - VFTNX

Communication Services Index Fund ETF Shares - VOX

Communication Services Index Fund Admiral™ Shares - VTCAX

Consumer Discretionary Index Fund ETF Shares - VCR

Consumer Discretionary Index Fund Admiral™ Shares - VCDAX

Consumer Staples Index Fund ETF Shares - VDC

Consumer Staples Index Fund Admiral™ Shares - VCSAX

Energy Index Fund ETF Shares - VDE

Energy Index Fund Admiral™ Shares - VENAX

Financials Index Fund ETF Shares - VFH

Financials Index Fund Admiral™ Shares - VFAIX

Health Care Index Fund ETF Shares - VHT

Health Care Index Fund Admiral™ Shares - VHCIX

Industrials Index Fund ETF Shares - VIS

Industrials Index Fund Admiral™ Shares - VINAX

Information Technology Index Fund ETF Shares - VGT

Information Technology Index Fund Admiral™ Shares - VITAX

Materials Index Fund ETF Shares - VAW

Materials Index Fund Admiral™ Shares - VMIAX

Utilities Index Fund ETF Shares - VPU

Utilities Index Fund Admiral™ Shares - VUIAX

Mega Cap Index Fund ETF Shares - MGC

Mega Cap Index Fund Institutional Shares - VMCTX

Mega Cap Growth Index Fund ETF Shares - MGK

Mega Cap Growth Index Fund Institutional Shares - VMGAX

Mega Cap Value Index Fund ETF Shares - MGV

Mega Cap Value Index Fund Institutional Shares - VMVLX

Vanguard U.S. Growth Fund

Admiral™ Shares (VWUAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard U.S. Growth Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$25	0.22%

How did the Fund perform during the reporting period?

  Vanguard U.S. Growth Fund slightly outperformed its benchmark index for the 12 months ended August 31, 2024.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  In absolute terms, the information technology sector accounted for more than half the Fund’s return. With roughly 40% weighting in the portfolio, IT stocks returned about 42%. While other sectors also had impressive gains, none matched IT in weighting and return.

  Relative to the benchmark index, there was no specific sector that greatly enhanced or detracted from performance. Marginal underperformance by stock selection or by allocations in some sectors was offset by marginally better performance in other areas.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $50,000

	Admiral Shares	Russell 1000 Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$50,000	$50,000	$50,000
2014	$52,725	$52,176	$51,500
2015	$55,146	$54,230	$52,964
2015	$55,802	$54,641	$53,393
2015	$54,058	$52,128	$50,146
2015	$56,971	$55,371	$52,787
2016	$52,286	$51,490	$48,765
2016	$56,133	$55,519	$53,457
2016	$57,857	$57,623	$55,833
2016	$56,427	$57,705	$57,135
2017	$60,643	$62,896	$61,570
2017	$65,272	$66,771	$62,895
2017	$69,092	$69,618	$64,792
2017	$73,983	$75,481	$69,868
2018	$79,131	$79,321	$71,564
2018	$81,356	$80,808	$72,385
2018	$88,284	$88,573	$77,918
2018	$82,434	$81,965	$73,708
2019	$85,655	$84,573	$75,139
2019	$85,715	$85,167	$74,139
2019	$91,638	$92,358	$78,876
2019	$97,595	$99,187	$85,040
2020	$98,442	$97,350	$80,225
2020	$112,351	$107,525	$82,521
2020	$144,946	$133,310	$95,602
2020	$151,286	$135,290	$101,138
2021	$161,537	$140,432	$108,707
2021	$163,116	$150,454	$118,804
2021	$185,016	$171,338	$127,455
2021	$183,362	$176,826	$127,928
2022	$148,386	$158,056	$121,679
2022	$121,482	$141,048	$114,060
2022	$119,776	$138,687	$109,953
2022	$117,369	$138,561	$113,532
2023	$117,350	$136,972	$111,660
2023	$132,695	$154,514	$116,250
2023	$144,089	$169,110	$126,168
2023	$148,935	$174,820	$127,864
2024	$173,330	$199,881	$143,595
2024	$175,649	$206,433	$148,426
2024	$188,977	$221,116	$159,186

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	31.15%	15.58%	14.22%
Russell 1000 Growth Index	30.75%	19.08%	16.03%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Communication Services	16.2%
Consumer Discretionary	16.1%
Consumer Staples	1.0%
Financials	7.8%
Health Care	10.7%
Industrials	4.8%
Information Technology	40.2%
Materials	0.0%
Real Estate	1.8%
Other Assets and Liabilities—Net	1.4%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$45,226
Number of Portfolio Holdings	119
Portfolio Turnover Rate	37%
Total Investment Advisory Fees (in thousands)	$37,434

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR523

Vanguard U.S. Growth Fund

Investor Shares (VWUSX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard U.S. Growth Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$37	0.32%

How did the Fund perform during the reporting period?

  Vanguard U.S. Growth Fund slightly outperformed its benchmark index for the 12 months ended August 31, 2024.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  In absolute terms, the information technology sector accounted for more than half the Fund’s return. With roughly 40% weighting in the portfolio, IT stocks returned about 42%. While other sectors also had impressive gains, none matched IT in weighting and return.

  Relative to the benchmark index, there was no specific sector that greatly enhanced or detracted from performance. Marginal underperformance by stock selection or by allocations in some sectors was offset by marginally better performance in other areas.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	Investor Shares	Russell 1000 Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$10,000	$10,000	$10,000
2014	$10,541	$10,435	$10,300
2015	$11,019	$10,846	$10,593
2015	$11,149	$10,928	$10,679
2015	$10,796	$10,426	$10,029
2015	$11,372	$11,074	$10,557
2016	$10,436	$10,298	$9,753
2016	$11,197	$11,104	$10,691
2016	$11,540	$11,525	$11,167
2016	$11,251	$11,541	$11,427
2017	$12,088	$12,579	$12,314
2017	$13,003	$13,354	$12,579
2017	$13,760	$13,924	$12,958
2017	$14,730	$15,096	$13,974
2018	$15,750	$15,864	$14,313
2018	$16,188	$16,162	$14,477
2018	$17,563	$17,715	$15,584
2018	$16,395	$16,393	$14,742
2019	$17,032	$16,915	$15,028
2019	$17,041	$17,033	$14,828
2019	$18,213	$18,472	$15,775
2019	$19,394	$19,837	$17,008
2020	$19,556	$19,470	$16,045
2020	$22,314	$21,505	$16,504
2020	$28,779	$26,662	$19,120
2020	$30,031	$27,058	$20,228
2021	$32,060	$28,086	$21,741
2021	$32,367	$30,091	$23,761
2021	$36,699	$34,268	$25,491
2021	$36,363	$35,365	$25,586
2022	$29,420	$31,611	$24,336
2022	$24,079	$28,210	$22,812
2022	$23,736	$27,737	$21,991
2022	$23,251	$27,712	$22,706
2023	$23,244	$27,394	$22,332
2023	$26,276	$30,903	$23,250
2023	$28,527	$33,822	$25,234
2023	$29,478	$34,964	$25,573
2024	$34,295	$39,976	$28,719
2024	$34,750	$41,287	$29,685
2024	$37,374	$44,223	$31,837

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	31.01%	15.46%	14.09%
Russell 1000 Growth Index	30.75%	19.08%	16.03%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Communication Services	16.2%
Consumer Discretionary	16.1%
Consumer Staples	1.0%
Financials	7.8%
Health Care	10.7%
Industrials	4.8%
Information Technology	40.2%
Materials	0.0%
Real Estate	1.8%
Other Assets and Liabilities—Net	1.4%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$45,226
Number of Portfolio Holdings	119
Portfolio Turnover Rate	37%
Total Investment Advisory Fees (in thousands)	$37,434

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR23

Vanguard International Growth Fund

Admiral™ Shares (VWILX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard International Growth Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$28	0.26%

How did the Fund perform during the reporting period?

  Vanguard International Growth Fund lagged its benchmark index for the 12 months ended August 31, 2024.

  Global economic growth appeared relatively stable, in the low 3% range, during the 12 months, and U.S. recession fears faded. Central banks in emerging economies and Europe lowered their interest rate targets, but the Federal Reserve held rates steady. The FTSE Global All Cap Index of stocks returned 23.01%.

  In absolute terms, the Fund’s stock selection in information technology, communication services, and financials made impressive double-digit gains and contributed most to returns. IT and communication services were also key factors in contributing favorably to performance relative to the benchmark, but they were more than offset by declines in other sectors, most notably health care.

  By region, the Fund’s overweighting in the U.S. relative to the benchmark and its stock selection within that market boosted performance. However, this was offset by lagging performance in other markets, particularly Europe.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $50,000

	Admiral Shares	MSCI All Country World Index ex USA Net
2014	$50,000	$50,000
2014	$48,580	$47,449
2015	$49,191	$48,112
2015	$50,889	$48,949
2015	$44,841	$43,825
2015	$47,222	$43,977
2016	$41,826	$39,754
2016	$46,003	$43,373
2016	$48,909	$45,105
2016	$46,786	$43,964
2017	$50,822	$47,430
2017	$57,951	$51,285
2017	$62,885	$53,620
2017	$66,523	$56,095
2018	$70,241	$57,688
2018	$70,073	$56,246
2018	$69,890	$55,326
2018	$63,066	$51,540
2019	$66,399	$53,960
2019	$64,390	$52,725
2019	$66,747	$53,518
2019	$73,055	$57,311
2020	$73,174	$53,587
2020	$79,280	$50,915
2020	$102,663	$57,967
2020	$115,815	$62,769
2021	$126,182	$67,618
2021	$126,828	$72,694
2021	$133,476	$72,383
2021	$124,019	$68,507
2022	$104,114	$67,350
2022	$90,457	$63,675
2022	$84,806	$58,254
2022	$89,121	$60,373
2023	$90,392	$62,508
2023	$92,407	$62,780
2023	$93,222	$65,181
2023	$92,838	$65,965
2024	$100,795	$70,328
2024	$105,849	$73,291
2024	$108,792	$77,051

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	16.70%	10.26%	8.08%
MSCI All Country World Index ex USA Net	18.21%	7.56%	4.42%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Europe	42.7%
Asia	30.5%
North America	20.9%
South America	2.5%
Oceania	1.6%
Other Assets and Liabilities—Net	1.8%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$45,177
Number of Portfolio Holdings	133
Portfolio Turnover Rate	20%
Total Investment Advisory Fees (in thousands)	$47,847

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR581

Vanguard International Growth Fund

Investor Shares (VWIGX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard International Growth Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$40	0.37%

How did the Fund perform during the reporting period?

  Vanguard International Growth Fund lagged its benchmark index for the 12 months ended August 31, 2024.

  Global economic growth appeared relatively stable, in the low 3% range, during the 12 months, and U.S. recession fears faded. Central banks in emerging economies and Europe lowered their interest rate targets, but the Federal Reserve held rates steady. The FTSE Global All Cap Index of stocks returned 23.01%.

  In absolute terms, the Fund’s stock selection in information technology, communication services, and financials made impressive double-digit gains and contributed most to returns. IT and communication services were also key factors in contributing favorably to performance relative to the benchmark, but they were more than offset by declines in other sectors, most notably health care.

  By region, the Fund’s overweighting in the U.S. relative to the benchmark and its stock selection within that market boosted performance. However, this was offset by lagging performance in other markets, particularly Europe.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	Investor Shares	MSCI All Country World Index ex USA Net
2014	$10,000	$10,000
2014	$9,710	$9,490
2015	$9,831	$9,622
2015	$10,166	$9,790
2015	$8,954	$8,765
2015	$9,426	$8,795
2016	$8,347	$7,951
2016	$9,179	$8,675
2016	$9,755	$9,021
2016	$9,328	$8,793
2017	$10,131	$9,486
2017	$11,548	$10,257
2017	$12,528	$10,724
2017	$13,247	$11,219
2018	$13,983	$11,538
2018	$13,943	$11,249
2018	$13,903	$11,065
2018	$12,540	$10,308
2019	$13,200	$10,792
2019	$12,797	$10,545
2019	$13,265	$10,704
2019	$14,512	$11,462
2020	$14,535	$10,717
2020	$15,740	$10,183
2020	$20,376	$11,593
2020	$22,981	$12,554
2021	$25,033	$13,524
2021	$25,155	$14,539
2021	$26,466	$14,477
2021	$24,582	$13,701
2022	$20,635	$13,470
2022	$17,921	$12,735
2022	$16,797	$11,651
2022	$17,644	$12,075
2023	$17,891	$12,502
2023	$18,286	$12,556
2023	$18,446	$13,036
2023	$18,363	$13,193
2024	$19,933	$14,066
2024	$20,924	$14,658
2024	$21,501	$15,410

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	16.57%	10.14%	7.96%
MSCI All Country World Index ex USA Net	18.21%	7.56%	4.42%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Europe	42.7%
Asia	30.5%
North America	20.9%
South America	2.5%
Oceania	1.6%
Other Assets and Liabilities—Net	1.8%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$45,177
Number of Portfolio Holdings	133
Portfolio Turnover Rate	20%
Total Investment Advisory Fees (in thousands)	$47,847

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR81

Vanguard FTSE Social Index Fund

Admiral™ Shares (VFTAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard FTSE Social Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$16	0.14%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard FTSE Social Index Fund performed roughly in line with its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  For the Fund’s benchmark index, 10 of the 11 industry sectors posted double-digit returns. Financials and technology were the standout performers, each returning a little less than 40%. Utilities, real estate, and health care were also high up on the leaderboard. Energy, which represented a very small slice of the index, finished in negative territory.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 7, 2019, Through August 31, 2024

Initial investment of $10,000

	Admiral Shares	FTSE US Choice Index	FTSE USA Index
2/7/2019	$10,300	$10,302	$10,316
5/31/2019	$10,254	$10,258	$10,241
8/31/2019	$10,985	$10,991	$10,929
11/30/2019	$11,962	$11,975	$11,802
2/29/2020	$11,404	$11,420	$11,188
5/31/2020	$11,849	$11,865	$11,617
8/31/2020	$14,041	$14,066	$13,527
11/30/2020	$14,545	$14,574	$14,119
2/28/2021	$15,325	$15,358	$14,932
5/31/2021	$16,793	$16,835	$16,433
8/31/2021	$18,400	$18,457	$17,758
11/30/2021	$18,654	$18,718	$17,903
2/28/2022	$17,336	$17,398	$17,066
5/31/2022	$15,967	$16,031	$16,045
8/31/2022	$15,404	$15,472	$15,451
11/30/2022	$15,698	$15,772	$15,962
2/28/2023	$15,466	$15,540	$15,635
5/31/2023	$16,631	$16,718	$16,519
8/31/2023	$17,982	$18,083	$17,903
11/30/2023	$18,432	$18,536	$18,255
2/29/2024	$20,781	$20,905	$20,443
5/31/2024	$21,351	$21,484	$21,176
8/31/2024	$23,002	$23,153	$22,785

Average Annual Total Returns

	1 Year	5 Years	Since Inception 2/7/2019
Admiral Shares	27.91%	15.93%	16.15%
FTSE US Choice Index	28.03%	16.07%	16.29%
FTSE USA Index	27.27%	15.83%	15.96%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.4%
Consumer Discretionary	14.8%
Consumer Staples	4.5%
Energy	0.1%
Financials	10.1%
Health Care	13.1%
Industrials	9.1%
Real Estate	2.7%
Technology	41.1%
Telecommunications	2.4%
Utilities	0.5%
Other Assets and Liabilities—Net	0.2%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$21,284
Number of Portfolio Holdings	461
Portfolio Turnover Rate	4%
Total Investment Advisory Fees (in thousands)	$323

How has the Fund changed?

The Fund's principal investment strategy was modified to add that the Fund may become nondiversified under the Investment Company Act of 1940 solely as a result of an index rebalance or market movement; and to add screens to the methodology for the Fund's target index. The Fund added nondiversification risk and sector risk as principal risks.

This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR513

Vanguard FTSE Social Index Fund

Institutional Shares (VFTNX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard FTSE Social Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$14	0.12%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard FTSE Social Index Fund performed roughly in line with its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  For the Fund’s benchmark index, 10 of the 11 industry sectors posted double-digit returns. Financials and technology were the standout performers, each returning a little less than 40%. Utilities, real estate, and health care were also high up on the leaderboard. Energy, which represented a very small slice of the index, finished in negative territory.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $5,000,000

	Institutional Shares	FTSE US Choice Index	FTSE USA Index
2014	$5,000,000	$5,000,000	$5,000,000
2014	$5,254,902	$5,255,339	$5,170,173
2015	$5,425,523	$5,429,288	$5,295,519
2015	$5,485,145	$5,492,437	$5,333,899
2015	$5,167,165	$5,176,202	$5,014,393
2015	$5,434,928	$5,445,249	$5,296,170
2016	$4,977,614	$4,985,580	$4,923,594
2016	$5,442,018	$5,452,918	$5,385,410
2016	$5,688,517	$5,700,136	$5,610,007
2016	$5,795,358	$5,810,222	$5,713,996
2017	$6,296,885	$6,313,050	$6,177,992
2017	$6,460,877	$6,481,178	$6,339,669
2017	$6,696,439	$6,716,147	$6,535,667
2017	$7,245,669	$7,268,457	$7,028,582
2018	$7,465,141	$7,493,000	$7,244,721
2018	$7,520,358	$7,549,939	$7,263,248
2018	$8,125,709	$8,159,563	$7,815,873
2018	$7,759,073	$7,790,175	$7,459,325
2019	$7,892,568	$7,927,018	$7,581,135
2019	$7,855,847	$7,893,102	$7,525,829
2019	$8,416,821	$8,456,853	$8,031,712
2019	$9,168,525	$9,213,825	$8,672,946
2020	$8,741,402	$8,787,008	$8,222,247
2020	$9,081,076	$9,129,603	$8,537,183
2020	$10,762,053	$10,823,140	$9,940,590
2020	$11,149,075	$11,213,905	$10,375,852
2021	$11,745,924	$11,817,203	$10,973,235
2021	$12,870,776	$12,953,643	$12,076,451
2021	$14,107,775	$14,201,386	$13,049,980
2021	$14,303,048	$14,402,484	$13,156,353
2022	$13,291,085	$13,386,525	$12,541,221
2022	$12,244,802	$12,334,687	$11,791,231
2022	$11,814,596	$11,905,073	$11,354,959
2022	$12,040,204	$12,135,764	$11,729,975
2023	$11,860,105	$11,957,462	$11,489,775
2023	$12,750,986	$12,863,486	$12,139,847
2023	$13,789,131	$13,914,154	$13,156,655
2023	$14,135,145	$14,262,404	$13,415,247
2024	$15,935,617	$16,085,485	$15,023,493
2024	$16,377,347	$16,530,770	$15,562,204
2024	$17,643,130	$17,814,812	$16,744,193

Average Annual Total Returns

	1 Year	5 Years	10 Years
Institutional Shares	27.95%	15.95%	13.44%
FTSE US Choice Index	28.03%	16.07%	13.55%
FTSE USA Index	27.27%	15.83%	12.85%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.4%
Consumer Discretionary	14.8%
Consumer Staples	4.5%
Energy	0.1%
Financials	10.1%
Health Care	13.1%
Industrials	9.1%
Real Estate	2.7%
Technology	41.1%
Telecommunications	2.4%
Utilities	0.5%
Other Assets and Liabilities—Net	0.2%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$21,284
Number of Portfolio Holdings	461
Portfolio Turnover Rate	4%
Total Investment Advisory Fees (in thousands)	$323

How has the Fund changed?

The Fund's principal investment strategy was modified to add that the Fund may become nondiversified under the Investment Company Act of 1940 solely as a result of an index rebalance or market movement; and to add screens to the methodology for the Fund's target index. The Fund added nondiversification risk and sector risk as principal risks.

This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR223

Vanguard Communication Services Index Fund

ETF Shares (VOX) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Communication Services Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Meta Platforms (+77%), Alphabet (+20%), and Netflix (+62%) were the top contributors to the result of the Fund’s benchmark over the 12 months. They accounted for roughly 40% of the index at the end of the reporting period and added 20.8 percentage points to its total return.

  Comcast (–13%), Warner Bros. Discovery (–40%), and Charter Communications (–21%) were the top detractors.

  Sector-focused investments are high in risk, and Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Communication Services Spliced Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,168	$10,165	$10,308
2015	$10,276	$10,308	$10,605
2015	$10,223	$10,253	$10,695
2015	$9,728	$9,756	$10,044
2015	$10,133	$10,158	$10,581
2016	$10,630	$10,660	$9,776
2016	$11,190	$11,227	$10,721
2016	$11,590	$11,618	$11,198
2016	$11,544	$11,568	$11,458
2017	$12,102	$12,128	$12,351
2017	$11,737	$11,758	$12,621
2017	$11,777	$11,795	$12,996
2017	$11,662	$11,676	$14,012
2018	$11,169	$11,167	$14,355
2018	$10,697	$10,689	$14,519
2018	$11,365	$11,361	$15,631
2018	$10,638	$10,638	$14,787
2019	$10,830	$10,814	$15,082
2019	$11,033	$11,020	$14,880
2019	$11,532	$11,521	$15,838
2019	$12,207	$12,199	$17,085
2020	$11,860	$11,854	$16,107
2020	$12,434	$12,430	$16,574
2020	$14,432	$14,428	$19,239
2020	$15,427	$15,424	$20,353
2021	$17,236	$17,237	$21,845
2021	$18,604	$18,609	$23,914
2021	$20,169	$20,176	$25,701
2021	$17,897	$17,907	$25,828
2022	$16,236	$16,248	$24,615
2022	$14,003	$14,016	$23,094
2022	$12,784	$12,798	$22,284
2022	$12,094	$12,110	$23,028
2023	$12,400	$12,412	$22,652
2023	$13,889	$13,896	$23,601
2023	$15,017	$15,010	$25,629
2023	$15,416	$15,399	$25,976
2024	$17,685	$17,665	$29,140
2024	$18,539	$18,521	$30,148
2024	$19,315	$19,297	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	28.62%	10.87%	6.80%
ETF Shares Market Price	28.48%	10.86%	6.80%
Communication Services Spliced Index	28.56%	10.87%	6.79%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Diversified Telecommunication Services	10.9%
Entertainment	19.8%
Interactive Media & Services	48.9%
Media	16.7%
Other	0.0%
Wireless Telecommunication Services	3.4%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$4,203
Number of Portfolio Holdings	121
Portfolio Turnover Rate	15%
Total Investment Advisory Fees (in thousands)	$81

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR959

Vanguard Communication Services Index Fund

Admiral™ Shares (VTCAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Communication Services Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Meta Platforms (+77%), Alphabet (+20%), and Netflix (+62%) were the top contributors to the result of the Fund’s benchmark over the 12 months. They accounted for roughly 40% of the index at the end of the reporting period and added 20.8 percentage points to its total return.

  Comcast (–13%), Warner Bros. Discovery (–40%), and Charter Communications (–21%) were the top detractors.

  Sector-focused investments are high in risk, and Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Communication Services Spliced Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$101,686	$101,654	$103,082
2015	$102,810	$103,080	$106,047
2015	$102,286	$102,531	$106,945
2015	$97,340	$97,561	$100,445
2015	$101,372	$101,579	$105,812
2016	$106,349	$106,603	$97,765
2016	$111,950	$112,271	$107,206
2016	$115,976	$116,176	$111,978
2016	$115,492	$115,685	$114,579
2017	$121,067	$121,282	$123,512
2017	$117,422	$117,584	$126,214
2017	$117,838	$117,946	$129,956
2017	$116,666	$116,762	$140,125
2018	$111,727	$111,668	$143,553
2018	$107,027	$106,894	$145,188
2018	$113,736	$113,613	$156,314
2018	$106,447	$106,379	$147,867
2019	$108,383	$108,138	$150,821
2019	$110,408	$110,204	$148,798
2019	$115,398	$115,211	$158,377
2019	$122,146	$121,995	$170,852
2020	$118,685	$118,539	$161,070
2020	$124,426	$124,298	$165,744
2020	$144,433	$144,281	$192,393
2020	$154,395	$154,239	$203,533
2021	$172,489	$172,368	$218,447
2021	$186,186	$186,094	$239,139
2021	$201,855	$201,758	$257,014
2021	$179,106	$179,070	$258,283
2022	$162,473	$162,482	$246,150
2022	$140,140	$140,161	$230,944
2022	$127,958	$127,984	$222,836
2022	$121,058	$121,097	$230,283
2023	$124,094	$124,117	$226,516
2023	$138,987	$138,955	$236,005
2023	$150,268	$150,101	$256,293
2023	$154,284	$153,994	$259,761
2024	$176,983	$176,653	$291,397
2024	$185,545	$185,212	$301,481
2024	$193,310	$192,971	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	28.64%	10.87%	6.81%
Communication Services Spliced Index	28.56%	10.87%	6.79%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Diversified Telecommunication Services	10.9%
Entertainment	19.8%
Interactive Media & Services	48.9%
Media	16.7%
Other	0.0%
Wireless Telecommunication Services	3.4%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$4,203
Number of Portfolio Holdings	121
Portfolio Turnover Rate	15%
Total Investment Advisory Fees (in thousands)	$81

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5488

Vanguard Consumer Discretionary Index Fund

ETF Shares (VCR) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Consumer Discretionary Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Consumer Discretionary 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Amazon (+29%) was by far the largest contributor to the 12-month result of the Fund’s benchmark, adding about 7 percentage points to that result. The company accounted for 21% of the index at the end of the reporting period. Home Depot (+14%) and MercadoLibre (+50%) were the next biggest contributors.

  Tesla (–17%), Faraday Future Intelligent Electric (–97%), and NIKE (–17%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Consumer Discretionary Spliced Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,507	$10,511	$10,308
2015	$11,095	$11,103	$10,605
2015	$11,195	$11,205	$10,695
2015	$10,941	$10,954	$10,044
2015	$11,549	$11,564	$10,581
2016	$10,703	$10,717	$9,776
2016	$11,402	$11,420	$10,721
2016	$11,689	$11,712	$11,198
2016	$11,972	$11,996	$11,458
2017	$12,675	$12,701	$12,351
2017	$13,374	$13,404	$12,621
2017	$13,304	$13,336	$12,996
2017	$14,407	$14,444	$14,012
2018	$15,378	$15,419	$14,355
2018	$15,655	$15,700	$14,519
2018	$17,191	$17,249	$15,631
2018	$15,812	$15,865	$14,787
2019	$16,097	$16,152	$15,082
2019	$16,023	$16,083	$14,880
2019	$17,167	$17,234	$15,838
2019	$17,820	$17,892	$17,085
2020	$17,140	$17,212	$16,107
2020	$18,494	$18,578	$16,574
2020	$24,032	$24,147	$19,239
2020	$25,857	$25,981	$20,353
2021	$28,097	$28,232	$21,845
2021	$30,175	$30,330	$23,914
2021	$31,815	$31,986	$25,701
2021	$33,972	$34,160	$25,828
2022	$29,578	$29,747	$24,615
2022	$25,633	$25,786	$23,094
2022	$25,735	$25,892	$22,284
2022	$24,740	$24,897	$23,028
2023	$24,903	$25,063	$22,652
2023	$25,586	$25,753	$23,601
2023	$29,016	$29,210	$25,629
2023	$28,878	$29,076	$25,976
2024	$32,134	$32,362	$29,140
2024	$31,021	$31,246	$30,148
2024	$32,756	$32,999	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	12.89%	13.79%	12.60%
ETF Shares Market Price	12.70%	13.78%	12.58%
Consumer Discretionary Spliced Index	12.97%	13.87%	12.68%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Automobile Components	2.3%
Automobiles	13.7%
Broadline Retail	25.1%
Distributors	0.9%
Diversified Consumer Services	1.8%
Hotels, Restaurants & Leisure	21.8%
Household Durables	6.6%
Leisure Products	1.1%
Specialty Retail	21.8%
Textiles, Apparel & Luxury Goods	4.9%
Other Assets and Liabilities—Net	0.0%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$6,140
Number of Portfolio Holdings	305
Portfolio Turnover Rate	6%
Total Investment Advisory Fees (in thousands)	$120

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR954

Vanguard Consumer Discretionary Index Fund

Admiral™ Shares (VCDAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Consumer Discretionary Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Consumer Discretionary 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Amazon (+29%) was by far the largest contributor to the 12-month result of the Fund’s benchmark, adding about 7 percentage points to that result. The company accounted for 21% of the index at the end of the reporting period. Home Depot (+14%) and MercadoLibre (+50%) were the next biggest contributors.

  Tesla (–17%), Faraday Future Intelligent Electric (–97%), and NIKE (–17%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Consumer Discretionary Spliced Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$105,080	$105,106	$103,082
2015	$110,965	$111,029	$106,047
2015	$111,963	$112,054	$106,945
2015	$109,425	$109,539	$100,445
2015	$115,514	$115,643	$105,812
2016	$107,038	$107,173	$97,765
2016	$114,045	$114,205	$107,206
2016	$116,903	$117,121	$111,978
2016	$119,738	$119,964	$114,579
2017	$126,765	$127,012	$123,512
2017	$133,749	$134,043	$126,214
2017	$133,050	$133,359	$129,956
2017	$144,110	$144,444	$140,125
2018	$153,807	$154,194	$143,553
2018	$156,574	$156,996	$145,188
2018	$171,947	$172,490	$156,314
2018	$158,140	$158,647	$147,867
2019	$160,989	$161,523	$150,821
2019	$160,263	$160,834	$148,798
2019	$171,708	$172,341	$158,377
2019	$178,236	$178,917	$170,852
2020	$171,432	$172,122	$161,070
2020	$184,991	$185,781	$165,744
2020	$240,401	$241,468	$192,393
2020	$258,638	$259,809	$203,533
2021	$281,050	$282,317	$218,447
2021	$301,839	$303,295	$239,139
2021	$318,258	$319,863	$257,014
2021	$339,823	$341,604	$258,283
2022	$295,857	$297,472	$246,150
2022	$256,384	$257,860	$230,944
2022	$257,427	$258,920	$222,836
2022	$247,497	$248,974	$230,283
2023	$249,110	$250,626	$226,516
2023	$255,939	$257,531	$236,005
2023	$290,239	$292,104	$256,293
2023	$288,872	$290,758	$259,761
2024	$321,457	$323,618	$291,397
2024	$310,319	$312,455	$301,481
2024	$327,685	$329,987	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	12.90%	13.80%	12.60%
Consumer Discretionary Spliced Index	12.97%	13.87%	12.68%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Automobile Components	2.3%
Automobiles	13.7%
Broadline Retail	25.1%
Distributors	0.9%
Diversified Consumer Services	1.8%
Hotels, Restaurants & Leisure	21.8%
Household Durables	6.6%
Leisure Products	1.1%
Specialty Retail	21.8%
Textiles, Apparel & Luxury Goods	4.9%
Other Assets and Liabilities—Net	0.0%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$6,140
Number of Portfolio Holdings	305
Portfolio Turnover Rate	6%
Total Investment Advisory Fees (in thousands)	$120

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5483

Vanguard Consumer Staples Index Fund

ETF Shares (VDC) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Consumer Staples Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Consumer Staples 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Costco Wholesale (+67%), Walmart (+44%), and Coca-Cola (+25%) were the top contributors to the result of the Fund’s benchmark. They accounted for nearly 29% of the index at the end of the reporting period and added 10.9 percentage points to its result.

  Estee Lauder (–42%), Walgreens Boots Alliance (–61%), and Archer-Daniels-Midland (–21%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Consumer Staples 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,939	$10,943	$10,308
2015	$11,198	$11,209	$10,605
2015	$11,050	$11,063	$10,695
2015	$10,767	$10,783	$10,044
2015	$11,273	$11,285	$10,581
2016	$11,577	$11,593	$9,776
2016	$12,117	$12,137	$10,721
2016	$12,636	$12,662	$11,198
2016	$11,873	$11,897	$11,458
2017	$12,973	$13,003	$12,351
2017	$13,377	$13,411	$12,621
2017	$12,993	$13,029	$12,996
2017	$13,437	$13,477	$14,012
2018	$12,915	$12,954	$14,355
2018	$12,216	$12,257	$14,519
2018	$13,332	$13,378	$15,631
2018	$13,897	$13,949	$14,787
2019	$13,606	$13,660	$15,082
2019	$13,821	$13,879	$14,880
2019	$15,096	$15,164	$15,838
2019	$15,526	$15,599	$17,085
2020	$14,571	$14,643	$16,107
2020	$15,008	$15,087	$16,574
2020	$16,758	$16,850	$19,239
2020	$17,323	$17,424	$20,353
2021	$16,827	$16,929	$21,845
2021	$18,869	$18,990	$23,914
2021	$19,273	$19,403	$25,701
2021	$18,905	$19,037	$25,828
2022	$20,148	$20,294	$24,615
2022	$20,001	$20,148	$23,094
2022	$19,818	$19,969	$22,284
2022	$21,107	$21,274	$23,028
2023	$19,932	$20,088	$22,652
2023	$20,288	$20,449	$23,601
2023	$20,740	$20,906	$25,629
2023	$20,231	$20,398	$25,976
2024	$21,705	$21,889	$29,140
2024	$22,627	$22,821	$30,148
2024	$24,097	$24,308	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	16.19%	9.81%	9.19%
ETF Shares Market Price	16.08%	9.79%	9.19%
Spliced U.S. Investable Market Consumer Staples 25/50 Index	16.27%	9.90%	9.29%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Beverages	19.2%
Consumer Staples Distribution & Retail	33.2%
Food Products	16.3%
Household Products	19.4%
Personal Care Products	3.7%
Tobacco	8.1%
Other Assets and Liabilities—Net	0.1%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$8,605
Number of Portfolio Holdings	107
Portfolio Turnover Rate	9%
Total Investment Advisory Fees (in thousands)	$158

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR955

Vanguard Consumer Staples Index Fund

Admiral™ Shares (VCSAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Consumer Staples Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Consumer Staples 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Costco Wholesale (+67%), Walmart (+44%), and Coca-Cola (+25%) were the top contributors to the result of the Fund’s benchmark. They accounted for nearly 29% of the index at the end of the reporting period and added 10.9 percentage points to its result.

  Estee Lauder (–42%), Walgreens Boots Alliance (–61%), and Archer-Daniels-Midland (–21%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Consumer Staples 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$109,404	$109,432	$103,082
2015	$112,040	$112,087	$106,047
2015	$110,557	$110,632	$106,945
2015	$107,731	$107,832	$100,445
2015	$112,785	$112,854	$105,812
2016	$115,834	$115,928	$97,765
2016	$121,246	$121,371	$107,206
2016	$126,446	$126,617	$111,978
2016	$118,794	$118,973	$114,579
2017	$129,803	$130,028	$123,512
2017	$133,838	$134,107	$126,214
2017	$130,003	$130,289	$129,956
2017	$134,430	$134,766	$140,125
2018	$129,198	$129,543	$143,553
2018	$122,221	$122,567	$145,188
2018	$133,374	$133,782	$156,314
2018	$139,032	$139,488	$147,867
2019	$136,130	$136,602	$150,821
2019	$138,283	$138,794	$148,798
2019	$151,037	$151,637	$158,377
2019	$155,347	$155,995	$170,852
2020	$145,789	$146,429	$161,070
2020	$150,187	$150,874	$165,744
2020	$167,694	$168,503	$192,393
2020	$173,350	$174,237	$203,533
2021	$168,397	$169,293	$218,447
2021	$188,850	$189,896	$239,139
2021	$192,915	$194,026	$257,014
2021	$189,222	$190,366	$258,283
2022	$201,668	$202,936	$246,150
2022	$200,205	$201,483	$230,944
2022	$198,414	$199,694	$222,836
2022	$211,329	$212,737	$230,283
2023	$199,542	$200,885	$226,516
2023	$203,118	$204,493	$236,005
2023	$207,647	$209,063	$256,293
2023	$202,544	$203,980	$259,761
2024	$217,326	$218,892	$291,397
2024	$226,553	$228,209	$301,481
2024	$241,266	$243,080	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	16.19%	9.82%	9.21%
Spliced U.S. Investable Market Consumer Staples 25/50 Index	16.27%	9.90%	9.29%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Beverages	19.2%
Consumer Staples Distribution & Retail	33.2%
Food Products	16.3%
Household Products	19.4%
Personal Care Products	3.7%
Tobacco	8.1%
Other Assets and Liabilities—Net	0.1%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$8,605
Number of Portfolio Holdings	107
Portfolio Turnover Rate	9%
Total Investment Advisory Fees (in thousands)	$158

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5484

Vanguard Energy Index Fund

ETF Shares (VDE) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Energy Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Energy 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Exxon Mobil (+10%), ONEOK (+49%), and Marathon Petroleum (+27%) were the top contributors to the result of the Fund's benchmark, contributing about 3.9 percentage points to that result. They accounted for about 29% of the index at the end of the reporting period.

  SLB (–24%), Chevron (–4%), and Halliburton (–18%) were the top detractors.

  The sizable gap between the total returns of the broad stock market and energy stocks during the reporting period highlight the high risk of sector-focused investments. Such gaps, both positive and negative, are common.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Energy 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$8,028	$8,030	$10,308
2015	$7,986	$7,992	$10,605
2015	$7,959	$7,967	$10,695
2015	$6,730	$6,737	$10,044
2015	$6,908	$6,913	$10,581
2016	$5,782	$5,785	$9,776
2016	$6,934	$6,971	$10,721
2016	$7,122	$7,162	$11,198
2016	$7,789	$7,834	$11,458
2017	$7,459	$7,502	$12,351
2017	$6,839	$6,880	$12,621
2017	$6,584	$6,625	$12,996
2017	$7,353	$7,400	$14,012
2018	$7,131	$7,178	$14,355
2018	$8,260	$8,318	$14,519
2018	$8,169	$8,227	$15,631
2018	$7,158	$7,214	$14,787
2019	$7,067	$7,124	$15,082
2019	$6,378	$6,432	$14,880
2019	$6,180	$6,234	$15,838
2019	$6,318	$6,372	$17,085
2020	$5,082	$5,127	$16,107
2020	$4,332	$4,373	$16,574
2020	$4,087	$4,123	$19,239
2020	$4,306	$4,345	$20,353
2021	$5,822	$5,875	$21,845
2021	$6,422	$6,483	$23,914
2021	$6,051	$6,113	$25,701
2021	$6,894	$6,966	$25,828
2022	$8,945	$9,040	$24,615
2022	$11,138	$11,259	$23,094
2022	$10,533	$10,645	$22,284
2022	$12,001	$12,141	$23,028
2023	$11,086	$11,218	$22,652
2023	$10,157	$10,282	$23,601
2023	$12,061	$12,212	$25,629
2023	$11,547	$11,695	$25,976
2024	$11,807	$11,963	$29,140
2024	$12,929	$13,104	$30,148
2024	$12,708	$12,881	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	5.37%	15.51%	2.43%
ETF Shares Market Price	5.40%	15.52%	2.43%
Spliced U.S. Investable Market Energy 25/50 Index	5.48%	15.62%	2.56%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Coal & Consumable Fuels	0.6%
Integrated Oil & Gas	37.4%
Oil & Gas Drilling	1.2%
Oil & Gas Equipment & Services	10.1%
Oil & Gas Exploration & Production	26.7%
Oil & Gas Refining & Marketing	10.2%
Oil & Gas Storage & Transportation	13.3%
Other Assets and Liabilities—Net	0.5%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$10,079
Number of Portfolio Holdings	117
Portfolio Turnover Rate	8%
Total Investment Advisory Fees (in thousands)	$207

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR951

Vanguard Energy Index Fund

Admiral™ Shares (VENAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Energy Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$10	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Energy 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Exxon Mobil (+10%), ONEOK (+49%), and Marathon Petroleum (+27%) were the top contributors to the result of the Fund's benchmark, contributing about 3.9 percentage points to that result. They accounted for about 29% of the index at the end of the reporting period.

  SLB (–24%), Chevron (–4%), and Halliburton (–18%) were the top detractors.

  The sizable gap between the total returns of the broad stock market and energy stocks during the reporting period highlight the high risk of sector-focused investments. Such gaps, both positive and negative, are common.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Energy 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$80,284	$80,299	$103,082
2015	$79,889	$79,925	$106,047
2015	$79,631	$79,667	$106,945
2015	$67,338	$67,372	$100,445
2015	$69,092	$69,133	$105,812
2016	$57,848	$57,847	$97,765
2016	$69,379	$69,713	$107,206
2016	$71,264	$71,624	$111,978
2016	$77,927	$78,339	$114,579
2017	$74,614	$75,018	$123,512
2017	$68,412	$68,798	$126,214
2017	$65,875	$66,252	$129,956
2017	$73,561	$74,001	$140,125
2018	$71,350	$71,785	$143,553
2018	$82,644	$83,176	$145,188
2018	$81,727	$82,275	$156,314
2018	$71,625	$72,143	$147,867
2019	$70,708	$71,237	$150,821
2019	$63,821	$64,316	$148,798
2019	$61,841	$62,335	$158,377
2019	$63,205	$63,722	$170,852
2020	$50,852	$51,268	$161,070
2020	$43,388	$43,729	$165,744
2020	$40,928	$41,228	$192,393
2020	$43,135	$43,445	$203,533
2021	$58,311	$58,752	$218,447
2021	$64,332	$64,831	$239,139
2021	$60,646	$61,129	$257,014
2021	$69,075	$69,656	$258,283
2022	$89,648	$90,398	$246,150
2022	$111,626	$112,588	$230,944
2022	$105,508	$106,453	$222,836
2022	$120,286	$121,406	$230,283
2023	$111,123	$112,181	$226,516
2023	$101,813	$102,818	$236,005
2023	$120,893	$122,124	$256,293
2023	$115,759	$116,955	$259,761
2024	$118,379	$119,635	$291,397
2024	$129,630	$131,036	$301,481
2024	$127,409	$128,812	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	5.39%	15.55%	2.45%
Spliced U.S. Investable Market Energy 25/50 Index	5.48%	15.62%	2.56%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Coal & Consumable Fuels	0.6%
Integrated Oil & Gas	37.4%
Oil & Gas Drilling	1.2%
Oil & Gas Equipment & Services	10.1%
Oil & Gas Exploration & Production	26.7%
Oil & Gas Refining & Marketing	10.2%
Oil & Gas Storage & Transportation	13.3%
Other Assets and Liabilities—Net	0.5%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$10,079
Number of Portfolio Holdings	117
Portfolio Turnover Rate	8%
Total Investment Advisory Fees (in thousands)	$207

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5480

Vanguard Financials Index Fund

ETF Shares (VFH) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Financials Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$12	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Financials 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  JPMorgan Chase (+58%), Berkshire Hathaway (+32%), and Bank of America (+45%) were the top contributors to the result of the Fund’s benchmark. They accounted for 21% of the index at the end of the reporting period and added 8.6 percentage points to its result.

  New York Community Bancorp (–70%), Global Payments (–12%), and Flywire (–48%) were the top detractors.

  Sector-focused investments are high in risk; Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Financials 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,434	$10,437	$10,308
2015	$10,546	$10,551	$10,605
2015	$10,688	$10,697	$10,695
2015	$10,263	$10,270	$10,044
2015	$10,837	$10,848	$10,581
2016	$9,431	$9,441	$9,776
2016	$10,689	$10,704	$10,721
2016	$11,180	$11,199	$11,198
2016	$12,660	$12,686	$11,458
2017	$13,851	$13,881	$12,351
2017	$13,180	$13,211	$12,621
2017	$13,936	$13,973	$12,996
2017	$15,598	$15,643	$14,012
2018	$16,279	$16,328	$14,355
2018	$15,668	$15,720	$14,519
2018	$16,326	$16,384	$15,631
2018	$15,465	$15,523	$14,787
2019	$15,447	$15,507	$15,082
2019	$15,117	$15,181	$14,880
2019	$15,697	$15,765	$15,838
2019	$17,582	$17,663	$17,085
2020	$15,620	$15,695	$16,107
2020	$13,633	$13,708	$16,574
2020	$14,640	$14,722	$19,239
2020	$16,514	$16,605	$20,353
2021	$19,426	$19,540	$21,845
2021	$22,753	$22,893	$23,914
2021	$23,170	$23,321	$25,701
2021	$23,201	$23,357	$25,828
2022	$23,413	$23,576	$24,615
2022	$21,567	$21,724	$23,094
2022	$20,291	$20,441	$22,284
2022	$22,245	$22,406	$23,028
2023	$22,104	$22,266	$22,652
2023	$19,446	$19,591	$23,601
2023	$21,361	$21,529	$25,629
2023	$22,385	$22,566	$25,976
2024	$25,396	$25,607	$29,140
2024	$26,256	$26,482	$30,148
2024	$28,942	$29,198	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	35.49%	13.02%	11.21%
ETF Shares Market Price	35.52%	13.03%	11.21%
Spliced U.S. Investable Market Financials 25/50 Index	35.62%	13.12%	11.31%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Banks	27.3%
Capital Markets	23.2%
Consumer Finance	4.3%
Financial Services	25.1%
Insurance	17.4%
Mortgage Real Estate Investment Trusts (REITs)	0.8%
Other Assets and Liabilities—Net	1.9%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$11,019
Number of Portfolio Holdings	406
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$199

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR957

Vanguard Financials Index Fund

Admiral™ Shares (VFAIX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Financials Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$12	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Financials 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the reporting period, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  JPMorgan Chase (+58%), Berkshire Hathaway (+32%), and Bank of America (+45%) were the top contributors to the result of the Fund’s benchmark. They accounted for 21% of the index at the end of the reporting period and added 8.6 percentage points to its result.

  New York Community Bancorp (–70%), Global Payments (–12%), and Flywire (–48%) were the top detractors.

  Sector-focused investments are high in risk; Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Financials 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$104,331	$104,366	$103,082
2015	$105,455	$105,510	$106,047
2015	$106,854	$106,968	$106,945
2015	$102,636	$102,697	$100,445
2015	$108,372	$108,479	$105,812
2016	$94,312	$94,413	$97,765
2016	$106,882	$107,041	$107,206
2016	$111,829	$111,986	$111,978
2016	$126,628	$126,864	$114,579
2017	$138,500	$138,807	$123,512
2017	$131,815	$132,106	$126,214
2017	$139,363	$139,729	$129,956
2017	$156,005	$156,435	$140,125
2018	$162,794	$163,283	$143,553
2018	$156,696	$157,196	$145,188
2018	$163,273	$163,845	$156,314
2018	$154,653	$155,232	$147,867
2019	$154,471	$155,075	$150,821
2019	$151,199	$151,805	$148,798
2019	$156,961	$157,652	$158,377
2019	$175,830	$176,628	$170,852
2020	$156,219	$156,946	$161,070
2020	$136,374	$137,078	$165,744
2020	$146,447	$147,217	$192,393
2020	$165,201	$166,049	$203,533
2021	$194,375	$195,401	$218,447
2021	$227,627	$228,931	$239,139
2021	$231,862	$233,209	$257,014
2021	$232,127	$233,573	$258,283
2022	$234,252	$235,760	$246,150
2022	$215,837	$217,236	$230,944
2022	$203,048	$204,409	$222,836
2022	$222,630	$224,063	$230,283
2023	$221,194	$222,663	$226,516
2023	$194,591	$195,915	$236,005
2023	$213,753	$215,292	$256,293
2023	$224,042	$225,659	$259,761
2024	$254,172	$256,073	$291,397
2024	$262,764	$264,815	$301,481
2024	$289,638	$291,981	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	35.50%	13.03%	11.22%
Spliced U.S. Investable Market Financials 25/50 Index	35.62%	13.12%	11.31%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Banks	27.3%
Capital Markets	23.2%
Consumer Finance	4.3%
Financial Services	25.1%
Insurance	17.4%
Mortgage Real Estate Investment Trusts (REITs)	0.8%
Other Assets and Liabilities—Net	1.9%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$11,019
Number of Portfolio Holdings	406
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$199

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5486

Vanguard Health Care Index Fund

ETF Shares (VHT) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Health Care Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Health Care 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Eli Lilly (+74%), UnitedHealth Group (+26%), and AbbVie (+39%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 25% of the index at the end of reporting period and added about 10 percentage points to its result.

  Pfizer (–13%), Bristol-Myers Squibb (–15%), and Humana (–23%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Health Care 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,903	$10,898	$10,308
2015	$11,514	$11,513	$10,605
2015	$12,047	$12,048	$10,695
2015	$11,408	$11,412	$10,044
2015	$11,453	$11,454	$10,581
2016	$10,462	$10,463	$9,776
2016	$11,390	$11,394	$10,721
2016	$11,706	$11,711	$11,198
2016	$11,160	$11,168	$11,458
2017	$12,266	$12,277	$12,351
2017	$12,507	$12,520	$12,621
2017	$13,469	$13,486	$12,996
2017	$13,913	$13,933	$14,012
2018	$14,154	$14,177	$14,355
2018	$14,148	$14,173	$14,519
2018	$15,994	$16,024	$15,631
2018	$16,081	$16,114	$14,787
2019	$15,725	$15,762	$15,082
2019	$14,957	$14,992	$14,880
2019	$15,639	$15,678	$15,838
2019	$17,232	$17,276	$17,085
2020	$16,273	$16,317	$16,107
2020	$18,295	$18,345	$16,574
2020	$19,401	$19,455	$19,239
2020	$20,211	$20,272	$20,353
2021	$21,154	$21,221	$21,845
2021	$22,631	$22,710	$23,914
2021	$24,831	$24,924	$25,701
2021	$23,577	$23,670	$25,828
2022	$23,158	$23,256	$24,615
2022	$23,079	$23,180	$23,094
2022	$22,198	$22,301	$22,284
2022	$24,471	$24,592	$23,028
2023	$22,694	$22,808	$22,652
2023	$22,851	$22,971	$23,601
2023	$23,767	$23,897	$25,629
2023	$23,293	$23,426	$25,976
2024	$26,025	$26,179	$29,140
2024	$25,756	$25,916	$30,148
2024	$28,413	$28,596	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	19.55%	12.68%	11.01%
ETF Shares Market Price	19.52%	12.69%	11.00%
Spliced U.S. Investable Market Health Care 25/50 Index	19.66%	12.77%	11.08%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Biotechnology	19.1%
Health Care Equipment & Supplies	19.2%
Health Care Providers & Services	20.6%
Health Care Technology	0.7%
Life Sciences Tools & Services	10.6%
Pharmaceuticals	27.0%
Other Assets and Liabilities—Net	2.8%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$22,081
Number of Portfolio Holdings	430
Portfolio Turnover Rate	4%
Total Investment Advisory Fees (in thousands)	$407

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR956

Vanguard Health Care Index Fund

Admiral™ Shares (VHCIX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Health Care Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with the MSCI US Investable Market Health Care 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Eli Lilly (+74%), UnitedHealth Group (+26%), and AbbVie (+39%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 25% of the index at the end of reporting period and added about 10 percentage points to its result.

  Pfizer (–13%), Bristol-Myers Squibb (–15%), and Humana (–23%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Health Care 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$109,026	$108,978	$103,082
2015	$115,162	$115,130	$106,047
2015	$120,506	$120,482	$106,945
2015	$114,111	$114,123	$100,445
2015	$114,559	$114,544	$105,812
2016	$104,640	$104,630	$97,765
2016	$113,929	$113,936	$107,206
2016	$117,084	$117,114	$111,978
2016	$111,635	$111,682	$114,579
2017	$122,694	$122,767	$123,512
2017	$125,115	$125,199	$126,214
2017	$134,734	$134,860	$129,956
2017	$139,180	$139,335	$140,125
2018	$141,572	$141,768	$143,553
2018	$141,518	$141,731	$145,188
2018	$159,981	$160,236	$156,314
2018	$160,860	$161,141	$147,867
2019	$157,302	$157,616	$150,821
2019	$149,613	$149,915	$148,798
2019	$156,450	$156,778	$158,377
2019	$172,370	$172,758	$170,852
2020	$162,779	$163,172	$161,070
2020	$183,041	$183,446	$165,744
2020	$194,091	$194,554	$192,393
2020	$202,206	$202,718	$203,533
2021	$211,638	$212,209	$218,447
2021	$226,430	$227,097	$239,139
2021	$248,447	$249,237	$257,014
2021	$235,910	$236,695	$258,283
2022	$231,735	$232,555	$246,150
2022	$230,934	$231,798	$230,944
2022	$222,128	$223,011	$222,836
2022	$244,905	$245,918	$230,283
2023	$227,126	$228,079	$226,516
2023	$228,686	$229,712	$236,005
2023	$237,863	$238,967	$256,293
2023	$233,125	$234,263	$259,761
2024	$260,471	$261,790	$291,397
2024	$257,793	$259,157	$301,481
2024	$284,375	$285,959	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	19.55%	12.69%	11.02%
Spliced U.S. Investable Market Health Care 25/50 Index	19.66%	12.77%	11.08%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Biotechnology	19.1%
Health Care Equipment & Supplies	19.2%
Health Care Providers & Services	20.6%
Health Care Technology	0.7%
Life Sciences Tools & Services	10.6%
Pharmaceuticals	27.0%
Other Assets and Liabilities—Net	2.8%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$22,081
Number of Portfolio Holdings	430
Portfolio Turnover Rate	4%
Total Investment Advisory Fees (in thousands)	$407

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5485

Vanguard Industrials Index Fund

ETF Shares (VIS) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Industrials Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Industrials Index Fund performed roughly in line with the MSCI US Investable Market Industrials 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  GE Aerospace (+93%), Uber Technologies (+55%), and RTX (+47%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 9% of the index at the end of the reporting period and added about 5 percentage points to its result.

  United Parcel Service (–21%), Boeing (–22%), and Deere (–5%) were the top detractors.

  Sector-focused investments are high in risk; Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Industrials 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,418	$10,421	$10,308
2015	$10,646	$10,656	$10,605
2015	$10,460	$10,472	$10,695
2015	$9,697	$9,710	$10,044
2015	$10,359	$10,370	$10,581
2016	$9,789	$9,802	$9,776
2016	$10,648	$10,664	$10,721
2016	$11,227	$11,245	$11,198
2016	$12,031	$12,051	$11,458
2017	$12,710	$12,732	$12,351
2017	$12,961	$12,987	$12,621
2017	$13,197	$13,223	$12,996
2017	$14,450	$14,486	$14,012
2018	$14,737	$14,777	$14,355
2018	$14,519	$14,562	$14,519
2018	$15,231	$15,279	$15,631
2018	$14,237	$14,284	$14,787
2019	$14,982	$15,036	$15,082
2019	$14,296	$14,351	$14,880
2019	$15,119	$15,180	$15,838
2019	$16,462	$16,534	$17,085
2020	$14,861	$14,930	$16,107
2020	$13,767	$13,838	$16,574
2020	$15,868	$15,955	$19,239
2020	$18,115	$18,217	$20,353
2021	$19,183	$19,297	$21,845
2021	$21,917	$22,053	$23,914
2021	$21,804	$21,945	$25,701
2021	$21,348	$21,491	$25,828
2022	$20,858	$21,003	$24,615
2022	$19,633	$19,774	$23,094
2022	$19,488	$19,632	$22,284
2022	$21,243	$21,408	$23,028
2023	$21,460	$21,626	$22,652
2023	$20,675	$20,841	$23,601
2023	$23,383	$23,576	$25,629
2023	$23,188	$23,384	$25,976
2024	$26,535	$26,767	$29,140
2024	$27,253	$27,496	$30,148
2024	$28,875	$29,138	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	23.48%	13.82%	11.19%
ETF Shares Market Price	23.45%	13.82%	11.19%
Spliced U.S. Investable Market Industrials 25/50 Index	23.59%	13.93%	11.29%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Aerospace & Defense	19.5%
Air Freight & Logistics	3.9%
Building Products	7.5%
Commercial Services & Supplies	8.1%
Construction & Engineering	3.0%
Electrical Equipment	8.3%
Ground Transportation	10.2%
Industrial Conglomerates	4.0%
Machinery	19.1%
Marine Transportation	0.2%
Passenger Airlines	1.5%
Professional Services	9.3%
Trading Companies & Distributors	5.3%
Other Assets and Liabilities—Net	0.1%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$5,791
Number of Portfolio Holdings	387
Portfolio Turnover Rate	4%
Total Investment Advisory Fees (in thousands)	$104

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR953

Vanguard Industrials Index Fund

Admiral™ Shares (VINAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Industrials Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Industrials Index Fund performed roughly in line with the MSCI US Investable Market Industrials 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  GE Aerospace (+93%), Uber Technologies (+55%), and RTX (+47%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 9% of the index at the end of the reporting period and added about 5 percentage points to its result.

  United Parcel Service (–21%), Boeing (–22%), and Deere (–5%) were the top detractors.

  Sector-focused investments are high in risk; Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Industrials 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$104,195	$104,214	$103,082
2015	$106,513	$106,564	$106,047
2015	$104,648	$104,722	$106,945
2015	$97,017	$97,102	$100,445
2015	$103,632	$103,703	$105,812
2016	$97,941	$98,017	$97,765
2016	$106,524	$106,644	$107,206
2016	$112,317	$112,453	$111,978
2016	$120,354	$120,507	$114,579
2017	$127,134	$127,324	$123,512
2017	$129,667	$129,866	$126,214
2017	$132,028	$132,227	$129,956
2017	$144,563	$144,855	$140,125
2018	$147,436	$147,766	$143,553
2018	$145,260	$145,621	$145,188
2018	$152,373	$152,792	$156,314
2018	$142,419	$142,836	$147,867
2019	$149,865	$150,355	$150,821
2019	$143,014	$143,506	$148,798
2019	$151,235	$151,805	$158,377
2019	$164,680	$165,335	$170,852
2020	$148,672	$149,302	$161,070
2020	$137,745	$138,382	$165,744
2020	$158,773	$159,546	$192,393
2020	$181,268	$182,174	$203,533
2021	$191,967	$192,967	$218,447
2021	$219,320	$220,532	$239,139
2021	$218,202	$219,450	$257,014
2021	$213,628	$214,907	$258,283
2022	$208,747	$210,028	$246,150
2022	$196,474	$197,744	$230,944
2022	$195,028	$196,323	$222,836
2022	$212,627	$214,076	$230,283
2023	$214,761	$216,263	$226,516
2023	$206,904	$208,413	$236,005
2023	$234,018	$235,756	$256,293
2023	$232,067	$233,840	$259,761
2024	$265,590	$267,673	$291,397
2024	$272,766	$274,955	$301,481
2024	$288,990	$291,381	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	23.49%	13.83%	11.20%
Spliced U.S. Investable Market Industrials 25/50 Index	23.59%	13.93%	11.29%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Aerospace & Defense	19.5%
Air Freight & Logistics	3.9%
Building Products	7.5%
Commercial Services & Supplies	8.1%
Construction & Engineering	3.0%
Electrical Equipment	8.3%
Ground Transportation	10.2%
Industrial Conglomerates	4.0%
Machinery	19.1%
Marine Transportation	0.2%
Passenger Airlines	1.5%
Professional Services	9.3%
Trading Companies & Distributors	5.3%
Other Assets and Liabilities—Net	0.1%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$5,791
Number of Portfolio Holdings	387
Portfolio Turnover Rate	4%
Total Investment Advisory Fees (in thousands)	$104

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5482

Vanguard Information Technology Index Fund

ETF Shares (VGT) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Information Technology Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Information Technology Index Fund performed in line with the MSCI US Investable Market Information Technology 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  NVIDIA (+142%), Microsoft (+28%), and Apple (+23%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 48% of the index at the end of the reporting period and added about 17.8 percentage points to its result.

  Cisco Systems (–9%), Intel (–36%), and SolarEdge (–85%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Information Technology Spliced Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,552	$10,556	$10,308
2015	$10,882	$10,892	$10,605
2015	$11,016	$11,028	$10,695
2015	$10,205	$10,218	$10,044
2015	$11,241	$11,258	$10,581
2016	$10,207	$10,225	$9,776
2016	$11,164	$11,185	$10,721
2016	$11,989	$12,016	$11,198
2016	$12,279	$12,309	$11,458
2017	$13,628	$13,664	$12,351
2017	$14,889	$14,933	$12,621
2017	$15,578	$15,627	$12,996
2017	$17,061	$17,120	$14,012
2018	$18,367	$18,433	$14,355
2018	$18,988	$19,060	$14,519
2018	$21,111	$21,199	$15,631
2018	$19,092	$19,174	$14,787
2019	$20,255	$20,345	$15,082
2019	$20,452	$20,549	$14,880
2019	$22,525	$22,640	$15,838
2019	$24,994	$25,128	$17,085
2020	$24,994	$25,136	$16,107
2020	$27,795	$27,972	$16,574
2020	$35,077	$35,315	$19,239
2020	$35,846	$36,102	$20,353
2021	$38,235	$38,520	$21,845
2021	$39,971	$40,281	$23,914
2021	$45,880	$46,243	$25,701
2021	$48,212	$48,604	$25,828
2022	$43,628	$44,001	$24,615
2022	$39,058	$39,410	$23,094
2022	$37,851	$38,204	$22,284
2022	$37,823	$38,185	$23,028
2023	$38,357	$38,730	$22,652
2023	$45,496	$45,950	$23,601
2023	$48,629	$49,124	$25,629
2023	$50,611	$51,080	$25,976
2024	$56,879	$57,418	$29,140
2024	$58,721	$59,289	$30,148
2024	$63,207	$63,835	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	29.98%	22.92%	20.25%
ETF Shares Market Price	29.93%	22.94%	20.25%
Information Technology Spliced Index	29.95%	23.04%	20.37%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Communications Equipment	3.4%
Electronic Equipment, Instruments & Components	5.1%
IT Services	5.6%
Semiconductors & Semiconductor Equipment	32.9%
Software	34.8%
Technology Hardware, Storage & Peripherals	18.1%
Other Assets and Liabilities—Net	0.1%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$88,644
Number of Portfolio Holdings	320
Portfolio Turnover Rate	13%
Total Investment Advisory Fees (in thousands)	$1,493

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR958

Vanguard Information Technology Index Fund

Admiral™ Shares (VITAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Information Technology Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Information Technology Index Fund performed in line with the MSCI US Investable Market Information Technology 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  NVIDIA (+142%), Microsoft (+28%), and Apple (+23%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 48% of the index at the end of the reporting period and added about 17.8 percentage points to its result.

  Cisco Systems (–9%), Intel (–36%), and SolarEdge (–85%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Information Technology Spliced Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$105,527	$105,559	$103,082
2015	$108,865	$108,920	$106,047
2015	$110,209	$110,282	$106,945
2015	$102,086	$102,183	$100,445
2015	$112,445	$112,579	$105,812
2016	$102,123	$102,247	$97,765
2016	$111,683	$111,852	$107,206
2016	$119,939	$120,157	$111,978
2016	$122,839	$123,093	$114,579
2017	$136,343	$136,645	$123,512
2017	$148,956	$149,328	$126,214
2017	$155,845	$156,266	$129,956
2017	$170,700	$171,195	$140,125
2018	$183,763	$184,330	$143,553
2018	$189,968	$190,601	$145,188
2018	$211,229	$211,988	$156,314
2018	$191,020	$191,743	$147,867
2019	$202,647	$203,453	$150,821
2019	$204,633	$205,491	$148,798
2019	$225,375	$226,402	$158,377
2019	$250,089	$251,283	$170,852
2020	$250,088	$251,363	$161,070
2020	$278,185	$279,719	$165,744
2020	$351,083	$353,152	$192,393
2020	$358,769	$361,023	$203,533
2021	$382,686	$385,202	$218,447
2021	$400,091	$402,806	$239,139
2021	$459,236	$462,427	$257,014
2021	$482,563	$486,041	$258,283
2022	$436,664	$440,009	$246,150
2022	$390,931	$394,100	$230,944
2022	$378,868	$382,038	$222,836
2022	$378,592	$381,852	$230,283
2023	$383,897	$387,297	$226,516
2023	$455,361	$459,499	$236,005
2023	$486,717	$491,242	$256,293
2023	$506,568	$510,795	$259,761
2024	$569,310	$574,176	$291,397
2024	$587,741	$592,892	$301,481
2024	$632,635	$638,355	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	29.98%	22.93%	20.26%
Information Technology Spliced Index	29.95%	23.04%	20.37%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Communications Equipment	3.4%
Electronic Equipment, Instruments & Components	5.1%
IT Services	5.6%
Semiconductors & Semiconductor Equipment	32.9%
Software	34.8%
Technology Hardware, Storage & Peripherals	18.1%
Other Assets and Liabilities—Net	0.1%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$88,644
Number of Portfolio Holdings	320
Portfolio Turnover Rate	13%
Total Investment Advisory Fees (in thousands)	$1,493

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5487

Vanguard Materials Index Fund

ETF Shares (VAW) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Materials Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Materials Index Fund performed roughly in line with the MSCI US Investable Market Materials 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Linde (+25%), Sherwin-Williams (+37%), and Ecolab (+39%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 27% of the index at the end of the reporting period and added about 8.1 percentage points to its result.

  Albemarle (–54%) and Air Products and Chemicals (–3%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Materials 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$9,656	$9,658	$10,308
2015	$10,105	$10,114	$10,605
2015	$10,009	$10,020	$10,695
2015	$8,644	$8,655	$10,044
2015	$9,071	$9,082	$10,581
2016	$8,291	$8,303	$9,776
2016	$9,510	$9,526	$10,721
2016	$10,012	$10,031	$11,198
2016	$10,514	$10,541	$11,458
2017	$11,123	$11,148	$12,351
2017	$11,219	$11,247	$12,621
2017	$11,720	$11,752	$12,996
2017	$12,744	$12,762	$14,012
2018	$12,765	$12,787	$14,355
2018	$12,647	$12,672	$14,519
2018	$12,882	$12,909	$15,631
2018	$11,658	$11,681	$14,787
2019	$11,940	$11,967	$15,082
2019	$11,209	$11,239	$14,880
2019	$12,014	$12,057	$15,838
2019	$12,879	$12,928	$17,085
2020	$11,284	$11,329	$16,107
2020	$11,822	$11,872	$16,574
2020	$13,470	$13,530	$19,239
2020	$15,272	$15,345	$20,353
2021	$16,156	$16,237	$21,845
2021	$19,349	$19,450	$23,914
2021	$18,992	$19,098	$25,701
2021	$18,788	$18,897	$25,828
2022	$18,855	$18,971	$24,615
2022	$19,345	$19,469	$23,094
2022	$17,178	$17,290	$22,284
2022	$18,806	$18,936	$23,028
2023	$18,963	$19,094	$22,652
2023	$17,285	$17,410	$23,601
2023	$19,254	$19,398	$25,629
2023	$19,120	$19,269	$25,976
2024	$20,557	$20,723	$29,140
2024	$21,560	$21,738	$30,148
2024	$22,157	$22,345	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	15.08%	13.02%	8.28%
ETF Shares Market Price	14.98%	13.01%	8.27%
Spliced U.S. Investable Market Materials 25/50 Index	15.19%	13.13%	8.37%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Chemicals	57.5%
Construction Materials	10.3%
Containers & Packaging	12.1%
Metals & Mining	19.2%
Paper & Forest Products	0.7%
Other Assets and Liabilities—Net	0.2%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$4,276
Number of Portfolio Holdings	123
Portfolio Turnover Rate	12%
Total Investment Advisory Fees (in thousands)	$79

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR952

Vanguard Materials Index Fund

Admiral™ Shares (VMIAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Materials Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Materials Index Fund performed roughly in line with the MSCI US Investable Market Materials 25/50 Index, its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Linde (+25%), Sherwin-Williams (+37%), and Ecolab (+39%) were the top contributors to the result of the Fund’s benchmark. They accounted for about 27% of the index at the end of the reporting period and added about 8.1 percentage points to its result.

  Albemarle (–54%) and Air Products and Chemicals (–3%) were the top detractors.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Materials 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$96,559	$96,585	$103,082
2015	$101,088	$101,141	$106,047
2015	$100,120	$100,202	$106,945
2015	$86,461	$86,552	$100,445
2015	$90,709	$90,817	$105,812
2016	$82,926	$83,034	$97,765
2016	$95,097	$95,264	$107,206
2016	$100,122	$100,311	$111,978
2016	$105,142	$105,406	$114,579
2017	$111,242	$111,482	$123,512
2017	$112,192	$112,466	$126,214
2017	$117,201	$117,525	$129,956
2017	$127,435	$127,623	$140,125
2018	$127,638	$127,873	$143,553
2018	$126,468	$126,719	$145,188
2018	$128,820	$129,089	$156,314
2018	$116,560	$116,812	$147,867
2019	$119,371	$119,666	$150,821
2019	$112,078	$112,387	$148,798
2019	$120,131	$120,574	$158,377
2019	$128,783	$129,281	$170,852
2020	$112,836	$113,289	$161,070
2020	$118,224	$118,724	$165,744
2020	$134,712	$135,303	$192,393
2020	$152,747	$153,452	$203,533
2021	$161,604	$162,374	$218,447
2021	$193,539	$194,503	$239,139
2021	$190,000	$190,982	$257,014
2021	$187,952	$188,972	$258,283
2022	$188,630	$189,711	$246,150
2022	$193,543	$194,691	$230,944
2022	$171,837	$172,898	$222,836
2022	$188,156	$189,356	$230,283
2023	$189,692	$190,944	$226,516
2023	$172,924	$174,097	$236,005
2023	$192,629	$193,984	$256,293
2023	$191,289	$192,687	$259,761
2024	$205,684	$207,232	$291,397
2024	$215,718	$217,379	$301,481
2024	$221,691	$223,450	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	15.09%	13.04%	8.29%
Spliced U.S. Investable Market Materials 25/50 Index	15.19%	13.13%	8.37%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Chemicals	57.5%
Construction Materials	10.3%
Containers & Packaging	12.1%
Metals & Mining	19.2%
Paper & Forest Products	0.7%
Other Assets and Liabilities—Net	0.2%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$4,276
Number of Portfolio Holdings	123
Portfolio Turnover Rate	12%
Total Investment Advisory Fees (in thousands)	$79

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5481

Vanguard Utilities Index Fund

ETF Shares (VPU) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Utilities Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Constellation Energy (+90%), NextEra Energy (+24%), and Southern (+32%) were the top contributors to the result of the Fund’s benchmark over the 12 months. They accounted for about 25% of the index’s weighting at the end of the reporting period and added about 8.6 percentage points to its result.

  NextEra Energy Partners (–43%), Exelon (–1%), and Sunnova Energy (–20%) were the top detractors.

  Sector-focused investments are high in risk, and Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	Spliced U.S. Investable Market Utilities 25/50 Index	MSCI US Investable Market 2500 Index
2014	$10,000	$10,000	$10,000
2014	$10,634	$10,635	$10,308
2015	$10,570	$10,577	$10,605
2015	$10,469	$10,478	$10,695
2015	$9,998	$10,010	$10,044
2015	$10,248	$10,256	$10,581
2016	$11,153	$11,163	$9,776
2016	$12,025	$12,039	$10,721
2016	$12,138	$12,158	$11,198
2016	$11,745	$11,766	$11,458
2017	$13,069	$13,090	$12,351
2017	$13,683	$13,708	$12,621
2017	$14,114	$14,142	$12,996
2017	$14,710	$14,741	$14,012
2018	$12,857	$12,887	$14,355
2018	$13,660	$13,696	$14,519
2018	$14,403	$14,443	$15,631
2018	$15,078	$15,124	$14,787
2019	$15,568	$15,616	$15,082
2019	$16,005	$16,058	$14,880
2019	$17,309	$17,370	$15,838
2019	$17,492	$17,559	$17,085
2020	$17,220	$17,293	$16,107
2020	$16,673	$16,747	$16,574
2020	$16,603	$16,681	$19,239
2020	$17,741	$17,829	$20,353
2021	$16,737	$16,825	$21,845
2021	$18,715	$18,818	$23,914
2021	$19,789	$19,905	$25,701
2021	$19,206	$19,327	$25,828
2022	$19,932	$20,062	$24,615
2022	$21,867	$22,018	$23,094
2022	$22,001	$22,162	$22,284
2022	$21,436	$21,600	$23,028
2023	$19,711	$19,865	$22,652
2023	$19,729	$19,893	$23,601
2023	$19,195	$19,359	$25,629
2023	$19,200	$19,365	$25,976
2024	$19,286	$19,459	$29,140
2024	$22,759	$22,970	$30,148
2024	$24,052	$24,281	$32,332

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	25.31%	6.80%	9.17%
ETF Shares Market Price	25.35%	6.81%	9.18%
Spliced U.S. Investable Market Utilities 25/50 Index	25.43%	6.93%	9.28%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Electric Utilities	62.7%
Gas Utilities	4.0%
Independent Power and Renewable Electricity Producers	4.2%
Multi-Utilities	24.9%
Water Utilities	3.8%
Other Assets and Liabilities—Net	0.4%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$7,996
Number of Portfolio Holdings	70
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$132

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR960

Vanguard Utilities Index Fund

Admiral™ Shares (VUIAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Utilities Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$11	0.10%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, the Fund performed roughly in line with its expense-free benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Constellation Energy (+90%), NextEra Energy (+24%), and Southern (+32%) were the top contributors to the result of the Fund’s benchmark over the 12 months. They accounted for about 25% of the index’s weighting at the end of the reporting period and added about 8.6 percentage points to its result.

  NextEra Energy Partners (–43%), Exelon (–1%), and Sunnova Energy (–20%) were the top detractors.

  Sector-focused investments are high in risk, and Fund shareholders should not expect the performance of the reporting period to persist. Periods of lower returns and falling share prices should be expected.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $100,000

	Admiral Shares	Spliced U.S. Investable Market Utilities 25/50 Index	MSCI US Investable Market 2500 Index
2014	$100,000	$100,000	$100,000
2014	$106,315	$106,354	$103,082
2015	$105,698	$105,769	$106,047
2015	$104,686	$104,780	$106,945
2015	$99,990	$100,098	$100,445
2015	$102,493	$102,562	$105,812
2016	$111,551	$111,631	$97,765
2016	$120,271	$120,392	$107,206
2016	$121,411	$121,576	$111,978
2016	$117,464	$117,661	$114,579
2017	$130,675	$130,899	$123,512
2017	$136,813	$137,075	$126,214
2017	$141,130	$141,421	$129,956
2017	$147,075	$147,409	$140,125
2018	$128,568	$128,875	$143,553
2018	$136,607	$136,963	$145,188
2018	$144,012	$144,430	$156,314
2018	$150,772	$151,240	$147,867
2019	$155,668	$156,164	$150,821
2019	$160,043	$160,579	$148,798
2019	$173,086	$173,699	$158,377
2019	$174,925	$175,589	$170,852
2020	$172,232	$172,928	$161,070
2020	$166,764	$167,470	$165,744
2020	$166,070	$166,808	$192,393
2020	$177,463	$178,289	$203,533
2021	$167,443	$168,252	$218,447
2021	$187,231	$188,180	$239,139
2021	$197,990	$199,055	$257,014
2021	$192,206	$193,270	$258,283
2022	$199,463	$200,621	$246,150
2022	$218,847	$220,176	$230,944
2022	$220,198	$221,618	$222,836
2022	$214,580	$216,002	$230,283
2023	$197,291	$198,653	$226,516
2023	$197,523	$198,934	$236,005
2023	$192,177	$193,587	$256,293
2023	$192,187	$193,653	$259,761
2024	$193,058	$194,589	$291,397
2024	$227,830	$229,703	$301,481
2024	$240,770	$242,811	$323,316

Average Annual Total Returns

	1 Year	5 Years	10 Years
Admiral Shares	25.29%	6.82%	9.18%
Spliced U.S. Investable Market Utilities 25/50 Index	25.43%	6.93%	9.28%
MSCI US Investable Market 2500 Index	26.15%	15.34%	12.45%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Electric Utilities	62.7%
Gas Utilities	4.0%
Independent Power and Renewable Electricity Producers	4.2%
Multi-Utilities	24.9%
Water Utilities	3.8%
Other Assets and Liabilities—Net	0.4%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$7,996
Number of Portfolio Holdings	70
Portfolio Turnover Rate	5%
Total Investment Advisory Fees (in thousands)	$132

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR5489

Vanguard Mega Cap Index Fund

ETF Shares (MGC) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$8	0.07%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Mega Cap Index Fund closely tracked the return of its benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth generally outperformed value.

  For the Fund’s benchmark, all 11 industry sectors posted positive returns, with technology stocks contributing by far the most to performance. Financials, consumer discretionary, and health care also were among the top performers.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	CRSP US Mega Cap Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$10,000	$10,000	$10,000
2014	$10,361	$10,362	$10,300
2015	$10,575	$10,582	$10,593
2015	$10,636	$10,645	$10,679
2015	$9,996	$10,005	$10,029
2015	$10,631	$10,642	$10,557
2016	$9,925	$9,937	$9,753
2016	$10,812	$10,827	$10,691
2016	$11,256	$11,272	$11,167
2016	$11,463	$11,481	$11,427
2017	$12,418	$12,440	$12,314
2017	$12,755	$12,779	$12,579
2017	$13,171	$13,198	$12,958
2017	$14,188	$14,216	$13,974
2018	$14,669	$14,700	$14,313
2018	$14,659	$14,691	$14,477
2018	$15,838	$15,874	$15,584
2018	$15,196	$15,230	$14,742
2019	$15,377	$15,412	$15,028
2019	$15,284	$15,319	$14,828
2019	$16,355	$16,395	$15,775
2019	$17,680	$17,726	$17,008
2020	$16,814	$16,859	$16,045
2020	$17,592	$17,646	$16,504
2020	$20,630	$20,698	$19,120
2020	$21,282	$21,354	$20,228
2021	$22,365	$22,443	$21,741
2021	$24,677	$24,767	$23,761
2021	$26,806	$26,909	$25,491
2021	$27,143	$27,250	$25,586
2022	$25,803	$25,907	$24,336
2022	$24,198	$24,300	$22,812
2022	$23,298	$23,400	$21,991
2022	$24,024	$24,136	$22,706
2023	$23,419	$23,532	$22,332
2023	$25,312	$25,440	$23,250
2023	$27,442	$27,584	$25,234
2023	$28,136	$28,274	$25,573
2024	$31,585	$31,744	$28,719
2024	$32,831	$33,004	$29,685
2024	$35,386	$35,578	$31,837

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	28.95%	16.69%	13.47%
ETF Shares Market Price	28.82%	16.69%	13.46%
CRSP US Mega Cap Index	28.98%	16.76%	13.53%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.1%
Consumer Discretionary	13.4%
Consumer Staples	4.4%
Energy	3.3%
Financials	10.3%
Health Care	12.3%
Industrials	9.5%
Real Estate	1.1%
Technology	40.6%
Telecommunications	2.2%
Utilities	1.5%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$6,278
Number of Portfolio Holdings	200
Portfolio Turnover Rate	3%
Total Investment Advisory Fees (in thousands)	$109

How has the Fund changed?

The Fund's principal investment strategy was modified to add that the Fund may become nondiversified under the Investment Company Act of 1940 solely as a result of an index rebalance or market movement. The Fund added nondiversification risk and sector risk as principal risks.

This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3137

Vanguard Mega Cap Index Fund

Institutional Shares (VMCTX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$7	0.06%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Mega Cap Index Fund closely tracked the return of its benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth generally outperformed value.

  For the Fund’s benchmark, all 11 industry sectors posted positive returns, with technology stocks contributing by far the most to performance. Financials, consumer discretionary, and health care also were among the top performers.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $5,000,000

	Institutional Shares	CRSP US Mega Cap Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$5,000,000	$5,000,000	$5,000,000
2014	$5,180,490	$5,181,190	$5,149,970
2015	$5,289,483	$5,291,094	$5,296,387
2015	$5,320,052	$5,322,432	$5,339,270
2015	$4,999,693	$5,002,433	$5,014,635
2015	$5,318,506	$5,321,216	$5,278,715
2016	$4,965,332	$4,968,685	$4,876,502
2016	$5,409,627	$5,413,720	$5,345,687
2016	$5,631,226	$5,636,148	$5,583,250
2016	$5,734,750	$5,740,481	$5,713,465
2017	$6,212,847	$6,219,791	$6,157,003
2017	$6,381,519	$6,389,285	$6,289,526
2017	$6,589,834	$6,598,809	$6,479,153
2017	$7,098,797	$7,108,067	$6,986,758
2018	$7,339,533	$7,350,050	$7,156,448
2018	$7,334,290	$7,345,367	$7,238,490
2018	$7,924,702	$7,937,207	$7,791,807
2018	$7,603,493	$7,615,173	$7,370,849
2019	$7,693,098	$7,706,044	$7,513,886
2019	$7,646,447	$7,659,626	$7,413,868
2019	$8,182,491	$8,197,341	$7,887,636
2019	$8,845,521	$8,862,801	$8,503,993
2020	$8,412,501	$8,429,744	$8,022,485
2020	$8,804,493	$8,822,899	$8,252,119
2020	$10,325,572	$10,348,757	$9,560,204
2020	$10,652,560	$10,677,136	$10,113,778
2021	$11,194,953	$11,221,347	$10,870,677
2021	$12,353,650	$12,383,435	$11,880,373
2021	$13,419,843	$13,454,538	$12,745,499
2021	$13,588,800	$13,625,186	$12,792,805
2022	$12,918,884	$12,953,601	$12,167,896
2022	$12,115,780	$12,149,972	$11,405,976
2022	$11,665,608	$11,700,047	$10,995,291
2022	$12,030,965	$12,068,037	$11,353,208
2023	$11,727,725	$11,765,869	$11,166,029
2023	$12,676,047	$12,720,151	$11,625,045
2023	$13,742,745	$13,791,779	$12,616,765
2023	$14,089,617	$14,136,785	$12,786,375
2024	$15,817,724	$15,872,228	$14,359,475
2024	$16,442,344	$16,502,050	$14,842,617
2024	$17,721,905	$17,789,032	$15,918,555

Average Annual Total Returns

	1 Year	5 Years	10 Years
Institutional Shares	28.95%	16.71%	13.49%
CRSP US Mega Cap Index	28.98%	16.76%	13.53%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.1%
Consumer Discretionary	13.4%
Consumer Staples	4.4%
Energy	3.3%
Financials	10.3%
Health Care	12.3%
Industrials	9.5%
Real Estate	1.1%
Technology	40.6%
Telecommunications	2.2%
Utilities	1.5%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$6,278
Number of Portfolio Holdings	200
Portfolio Turnover Rate	3%
Total Investment Advisory Fees (in thousands)	$109

How has the Fund changed?

The Fund's principal investment strategy was modified to add that the Fund may become nondiversified under the Investment Company Act of 1940 solely as a result of an index rebalance or market movement. The Fund added nondiversification risk and sector risk as principal risks.

This is a summary of certain changes to the Fund since August 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by December 31, 2024 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR828

Vanguard Mega Cap Growth Index Fund

ETF Shares (MGK) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Growth Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$8	0.07%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Mega Cap Growth Index Fund closely tracked the return of its benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth generally outperformed value.

  For the Fund’s benchmark, eight of 10 industry sectors posted positive results for the 12 months. Technology stocks—with the largest weighting and a strong return—contributed by far the most to performance. Consumer discretionary and health care also were among the top performers.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	CRSP US Mega Cap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$10,000	$10,000	$10,000
2014	$10,455	$10,457	$10,300
2015	$10,827	$10,833	$10,593
2015	$10,805	$10,813	$10,679
2015	$10,270	$10,281	$10,029
2015	$10,983	$10,997	$10,557
2016	$10,060	$10,073	$9,753
2016	$10,919	$10,935	$10,691
2016	$11,326	$11,342	$11,166
2016	$11,266	$11,284	$11,427
2017	$12,387	$12,409	$12,314
2017	$13,260	$13,288	$12,579
2017	$13,723	$13,754	$12,958
2017	$14,635	$14,669	$13,974
2018	$15,423	$15,462	$14,313
2018	$15,692	$15,730	$14,477
2018	$17,069	$17,113	$15,584
2018	$15,679	$15,717	$14,742
2019	$16,148	$16,190	$15,028
2019	$16,326	$16,371	$14,828
2019	$17,806	$17,861	$15,775
2019	$19,087	$19,147	$17,008
2020	$19,099	$19,163	$16,045
2020	$21,123	$21,197	$16,504
2020	$26,682	$26,779	$19,120
2020	$26,737	$26,838	$20,228
2021	$27,616	$27,725	$21,741
2021	$29,859	$29,982	$23,761
2021	$33,994	$34,140	$25,491
2021	$35,118	$35,274	$25,586
2022	$30,948	$31,091	$24,336
2022	$27,319	$27,448	$22,812
2022	$26,829	$26,960	$21,991
2022	$26,047	$26,179	$22,706
2023	$25,920	$26,055	$22,332
2023	$30,478	$30,643	$23,250
2023	$33,374	$33,560	$25,234
2023	$34,704	$34,902	$25,573
2024	$39,479	$39,713	$28,719
2024	$40,626	$40,873	$29,685
2024	$43,773	$44,049	$31,837

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	31.16%	19.71%	15.91%
ETF Shares Market Price	31.03%	19.71%	15.90%
CRSP US Mega Cap Growth Index	31.25%	19.79%	15.98%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.1%
Consumer Discretionary	18.8%
Consumer Staples	0.3%
Energy	0.3%
Financials	2.0%
Health Care	7.2%
Industrials	6.6%
Real Estate	1.1%
Technology	61.3%
Telecommunications	1.1%
Other Assets and Liabilities—Net	0.2%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$22,038
Number of Portfolio Holdings	75
Portfolio Turnover Rate	14%
Total Investment Advisory Fees (in thousands)	$371

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3138

Vanguard Mega Cap Growth Index Fund

Institutional Shares (VMGAX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Growth Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$7	0.06%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Mega Cap Growth Index Fund closely tracked the return of its benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth generally outperformed value.

  For the Fund’s benchmark, eight of 10 industry sectors posted positive results for the 12 months. Technology stocks—with the largest weighting and a strong return—contributed by far the most to performance. Consumer discretionary and health care also were among the top performers.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $5,000,000

	Institutional Shares	CRSP US Mega Cap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$5,000,000	$5,000,000	$5,000,000
2014	$5,227,323	$5,228,590	$5,149,970
2015	$5,414,360	$5,416,706	$5,296,387
2015	$5,402,943	$5,406,470	$5,339,270
2015	$5,135,733	$5,140,467	$5,014,635
2015	$5,492,282	$5,498,453	$5,278,715
2016	$5,030,277	$5,036,413	$4,876,502
2016	$5,460,202	$5,467,419	$5,345,687
2016	$5,663,561	$5,671,150	$5,583,250
2016	$5,634,257	$5,641,896	$5,713,465
2017	$6,195,085	$6,204,674	$6,157,003
2017	$6,632,081	$6,643,973	$6,289,526
2017	$6,864,092	$6,877,026	$6,479,153
2017	$7,320,137	$7,334,392	$6,986,758
2018	$7,714,800	$7,730,981	$7,156,448
2018	$7,848,398	$7,865,051	$7,238,490
2018	$8,537,905	$8,556,424	$7,791,807
2018	$7,843,245	$7,858,581	$7,370,849
2019	$8,077,609	$8,094,931	$7,513,886
2019	$8,166,661	$8,185,519	$7,413,868
2019	$8,908,027	$8,930,368	$7,887,636
2019	$9,548,724	$9,573,611	$8,503,993
2020	$9,555,187	$9,581,327	$8,022,485
2020	$10,568,948	$10,598,720	$8,252,119
2020	$13,350,332	$13,389,688	$9,560,204
2020	$13,378,542	$13,419,160	$10,113,778
2021	$13,818,895	$13,862,503	$10,870,677
2021	$14,942,417	$14,991,081	$11,880,373
2021	$17,011,937	$17,070,052	$12,745,499
2021	$17,574,925	$17,637,087	$12,792,805
2022	$15,488,851	$15,545,282	$12,167,896
2022	$13,672,832	$13,723,798	$11,405,976
2022	$13,428,139	$13,480,009	$10,995,291
2022	$13,037,389	$13,089,414	$11,353,208
2023	$12,974,163	$13,027,537	$11,166,029
2023	$15,256,096	$15,321,256	$11,625,045
2023	$16,706,045	$16,779,984	$12,616,765
2023	$17,371,468	$17,451,243	$12,786,375
2024	$19,762,500	$19,856,298	$14,359,475
2024	$20,337,372	$20,436,460	$14,842,617
2024	$21,913,763	$22,024,468	$15,918,555

Average Annual Total Returns

	1 Year	5 Years	10 Years
Institutional Shares	31.17%	19.73%	15.92%
CRSP US Mega Cap Growth Index	31.25%	19.79%	15.98%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.1%
Consumer Discretionary	18.8%
Consumer Staples	0.3%
Energy	0.3%
Financials	2.0%
Health Care	7.2%
Industrials	6.6%
Real Estate	1.1%
Technology	61.3%
Telecommunications	1.1%
Other Assets and Liabilities—Net	0.2%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$22,038
Number of Portfolio Holdings	75
Portfolio Turnover Rate	14%
Total Investment Advisory Fees (in thousands)	$371

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR838

Vanguard Mega Cap Value Index Fund

ETF Shares (MGV) NYSE Arca

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Value Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
ETF Shares	$8	0.07%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Mega Cap Value Index Fund closely tracked the return of its benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth generally outperformed value.

  For the Fund’s benchmark, all 11 industry sectors posted positive returns, with financials, technology, and industrials contributing most to performance.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	CRSP US Mega Cap Value Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$10,000	$10,000	$10,000
2014	$10,289	$10,291	$10,300
2015	$10,379	$10,384	$10,593
2015	$10,507	$10,514	$10,679
2015	$9,778	$9,785	$10,029
2015	$10,352	$10,360	$10,557
2016	$9,827	$9,835	$9,753
2016	$10,738	$10,749	$10,691
2016	$11,215	$11,226	$11,167
2016	$11,656	$11,670	$11,427
2017	$12,470	$12,486	$12,314
2017	$12,338	$12,355	$12,579
2017	$12,718	$12,738	$12,958
2017	$13,822	$13,845	$13,974
2018	$14,054	$14,077	$14,313
2018	$13,823	$13,847	$14,477
2018	$14,843	$14,871	$15,584
2018	$14,785	$14,813	$14,742
2019	$14,721	$14,749	$15,028
2019	$14,383	$14,410	$14,828
2019	$15,094	$15,121	$15,775
2019	$16,462	$16,495	$17,008
2020	$14,871	$14,900	$16,045
2020	$14,608	$14,643	$16,504
2020	$15,538	$15,578	$19,120
2020	$16,681	$16,728	$20,228
2021	$17,909	$17,963	$21,741
2021	$20,253	$20,317	$23,761
2021	$20,691	$20,761	$25,491
2021	$20,377	$20,448	$25,586
2022	$21,333	$21,411	$24,336
2022	$21,407	$21,492	$22,812
2022	$20,172	$20,254	$21,991
2022	$22,212	$22,312	$22,706
2023	$21,228	$21,325	$22,332
2023	$20,851	$20,948	$23,250
2023	$22,296	$22,399	$25,234
2023	$22,457	$22,543	$25,573
2024	$24,607	$24,705	$28,719
2024	$25,589	$25,696	$29,685
2024	$27,735	$27,854	$31,837

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	24.39%	12.94%	10.74%
ETF Shares Market Price	24.30%	12.93%	10.74%
CRSP US Mega Cap Value Index	24.35%	13.00%	10.79%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.4%
Consumer Discretionary	5.8%
Consumer Staples	9.8%
Energy	7.3%
Financials	21.6%
Health Care	19.9%
Industrials	14.7%
Real Estate	1.4%
Technology	10.4%
Telecommunications	3.9%
Utilities	3.5%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$8,465
Number of Portfolio Holdings	138
Portfolio Turnover Rate	13%
Total Investment Advisory Fees (in thousands)	$145

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3139

Vanguard Mega Cap Value Index Fund

Institutional Shares (VMVLX)

Annual Shareholder Report | August 31, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Value Index Fund (the "Fund") for the period of September 1, 2023, to August 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$7	0.06%

How did the Fund perform during the reporting period?

  For the 12 months ended August 31, 2024, Vanguard Mega Cap Value Index Fund closely tracked the return of its benchmark.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12 months, quelling recession fears. The Federal Reserve kept its target for short-term interest rates above 5%, and the year-over-year rate of consumer price inflation eased to around 3%. The CRSP US Total Market Index of stocks returned 26.17%.

  Large-capitalization stocks outperformed their small- and mid-cap counterparts for the period. Value and growth stocks both posted positive returns, but growth generally outperformed value.

  For the Fund’s benchmark, all 11 industry sectors posted positive returns, with financials, technology, and industrials contributing most to performance.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2014, Through August 31, 2024

Initial investment of $5,000,000

	Institutional Shares	CRSP US Mega Cap Value Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$5,000,000	$5,000,000	$5,000,000
2014	$5,144,275	$5,145,308	$5,149,970
2015	$5,190,495	$5,192,218	$5,296,387
2015	$5,255,088	$5,257,140	$5,339,270
2015	$4,890,604	$4,892,658	$5,014,635
2015	$5,179,158	$5,180,024	$5,278,715
2016	$4,915,633	$4,917,519	$4,876,502
2016	$5,372,305	$5,374,701	$5,345,687
2016	$5,610,667	$5,613,227	$5,583,250
2016	$5,831,062	$5,834,843	$5,713,465
2017	$6,238,756	$6,242,931	$6,157,003
2017	$6,172,936	$6,177,726	$6,289,526
2017	$6,363,169	$6,368,862	$6,479,153
2017	$6,915,911	$6,922,672	$6,986,758
2018	$7,031,518	$7,038,617	$7,156,448
2018	$6,915,668	$6,923,260	$7,238,490
2018	$7,426,247	$7,435,596	$7,791,807
2018	$7,396,971	$7,406,404	$7,370,849
2019	$7,364,041	$7,374,328	$7,513,886
2019	$7,194,543	$7,204,765	$7,413,868
2019	$7,550,728	$7,560,517	$7,887,636
2019	$8,234,727	$8,247,281	$8,503,993
2020	$7,438,827	$7,450,001	$8,022,485
2020	$7,310,745	$7,321,635	$8,252,119
2020	$7,777,137	$7,788,907	$9,560,204
2020	$8,350,778	$8,364,085	$10,113,778
2021	$8,965,647	$8,981,451	$10,870,677
2021	$10,139,682	$10,158,357	$11,880,373
2021	$10,360,630	$10,380,456	$12,745,499
2021	$10,203,151	$10,223,975	$12,792,805
2022	$10,682,892	$10,705,520	$12,167,896
2022	$10,720,897	$10,746,138	$11,405,976
2022	$10,102,443	$10,127,062	$10,995,291
2022	$11,126,374	$11,155,974	$11,353,208
2023	$10,633,007	$10,662,673	$11,166,029
2023	$10,444,196	$10,473,752	$11,625,045
2023	$11,167,897	$11,199,720	$12,616,765
2023	$11,247,985	$11,271,283	$12,786,375
2024	$12,325,752	$12,352,469	$14,359,475
2024	$12,818,754	$12,848,140	$14,842,617
2024	$13,893,019	$13,927,150	$15,918,555

Average Annual Total Returns

	1 Year	5 Years	10 Years
Institutional Shares	24.40%	12.97%	10.76%
CRSP US Mega Cap Value Index	24.35%	13.00%	10.79%
Dow Jones U.S. Total Stock Market Float Adjusted Index	26.17%	15.08%	12.28%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of August 31, 2024)

Basic Materials	1.4%
Consumer Discretionary	5.8%
Consumer Staples	9.8%
Energy	7.3%
Financials	21.6%
Health Care	19.9%
Industrials	14.7%
Real Estate	1.4%
Technology	10.4%
Telecommunications	3.9%
Utilities	3.5%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of August 31, 2024)

Fund Net Assets (in millions)	$8,465
Number of Portfolio Holdings	138
Portfolio Turnover Rate	13%
Total Investment Advisory Fees (in thousands)	$145

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR839

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023
(a) Audit Fees.	$779,000	$736,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$779,000	$736,000

(e)	(1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,508,505	$3,295,934
Tax Fees.	$1,912,843	$1,678,928
All Other Fees.	$268,000	$25,000
Total.	$5,689,348	$4,999,862

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended August 31, 2024
Vanguard U.S. Growth Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	13
Tax information	14

U.S. Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Communication Services (16.2%)
	Meta Platforms Inc. Class A	3,787,099	1,974,253
	Alphabet Inc. Class C	11,504,221	1,899,462
*	Netflix Inc.	1,911,641	1,340,729
*	Trade Desk Inc. Class A	9,197,181	961,381
	Alphabet Inc. Class A	1,846,770	301,725
*	Spotify Technology SA	696,468	238,805
*	Roblox Corp. Class A	4,207,717	185,098
	Walt Disney Co.	1,918,368	173,382
*	Pinterest Inc. Class A	5,320,050	170,454
*	Roku Inc.	1,592,072	107,895
			7,353,184
Consumer Discretionary (16.1%)
*	Amazon.com Inc.	19,017,762	3,394,670
*	Tesla Inc.	4,774,963	1,022,367
*	MercadoLibre Inc.	234,421	483,296
*	DoorDash Inc. Class A	3,195,129	411,245
	TJX Cos. Inc.	2,465,210	289,095
*	Duolingo Inc.	1,059,886	225,300
*	Sweetgreen Inc. Class A	6,063,472	191,666
	Hilton Worldwide Holdings Inc.	805,176	176,849
*	O'Reilly Automotive Inc.	153,180	173,089
*	DraftKings Inc. Class A	4,649,002	160,391
*	Chipotle Mexican Grill Inc.	2,478,079	138,971
*	Airbnb Inc. Class A	1,098,236	128,834
*	Chewy Inc. Class A	3,735,406	106,646
*	Wayfair Inc. Class A	2,247,213	95,619
	Home Depot Inc.	185,391	68,317
*	YETI Holdings Inc.	1,638,790	66,076
*	Coursera Inc.	6,279,597	50,865
*	Rivian Automotive Inc. Class A	3,363,581	47,527
	SharkNinja Inc.	476,035	45,614
			7,276,437
Consumer Staples (1.0%)
	Costco Wholesale Corp.	366,194	326,784
	L'Oreal SA (XPAR)	159,693	70,066
*,1	Oddity Tech Ltd. Class A	1,364,218	50,203
			447,053
Financials (7.8%)
	Mastercard Inc. Class A	1,687,053	815,420
	Visa Inc. Class A	1,528,512	422,435
	S&P Global Inc.	568,546	291,801
	KKR & Co. Inc.	2,337,993	289,373
	Ares Management Corp. Class A	1,677,061	245,522
	American Express Co.	866,719	224,177
*	NU Holdings Ltd. Class A	13,991,449	209,452
	Tradeweb Markets Inc. Class A	1,614,660	190,917
*	Affirm Holdings Inc.	3,780,829	166,394
	Nasdaq Inc.	1,929,446	139,074
*	Block Inc. (XNYS)	2,009,650	132,798
	Progressive Corp.	429,679	108,365
*	Corpay Inc.	331,953	104,748
	Moody's Corp.	143,847	70,160
	MSCI Inc.	104,815	60,855
*,1	Lemonade Inc.	2,076,619	38,480
			3,509,971
Health Care (10.7%)
	Eli Lilly & Co.	1,581,381	1,518,157
*	Vertex Pharmaceuticals Inc.	904,382	448,474
1

U.S. Growth Fund
		Shares	Market Value• ($000)
	Novo Nordisk A/S ADR	2,165,666	301,374
	UnitedHealth Group Inc.	501,087	295,742
*	Intuitive Surgical Inc.	522,816	257,555
*	Moderna Inc.	3,143,999	243,345
	Zoetis Inc.	1,258,606	230,942
	Danaher Corp.	798,484	215,040
	Stryker Corp.	505,381	182,149
*	Alnylam Pharmaceuticals Inc.	687,772	180,671
*,1	Tempus AI Inc.	2,449,664	145,461
*	Boston Scientific Corp.	1,608,434	131,554
*	Inspire Medical Systems Inc.	702,262	126,281
*	Insulet Corp.	593,420	120,328
*	Denali Therapeutics Inc.	3,510,877	85,806
*	Doximity Inc. Class A	2,291,617	84,286
*	Guardant Health Inc.	3,140,350	80,330
*	Penumbra Inc.	317,998	64,337
*	Mettler-Toledo International Inc.	41,771	60,112
	Ensign Group Inc.	179,525	27,173
*,1	Recursion Pharmaceuticals Inc. Class A	3,664,891	26,680
*	Sana Biotechnology Inc.	2,452,970	14,840
			4,840,637
Industrials (4.8%)
*	Uber Technologies Inc.	7,409,075	541,826
	General Electric Co.	2,302,510	402,064
	Watsco Inc.	469,006	222,975
	General Dynamics Corp.	725,108	217,068
	TransUnion	1,983,697	192,042
*	Copart Inc.	3,279,440	173,679
	Eaton Corp. plc	543,949	166,954
*	Boeing Co.	909,870	158,081
	Waste Connections Inc. (XTSE)	602,099	112,292
			2,186,981
Information Technology (40.2%)
	NVIDIA Corp.	34,002,645	4,058,896
	Apple Inc.	17,371,771	3,978,136
	Microsoft Corp.	8,451,682	3,525,535
	Broadcom Inc.	7,661,839	1,247,501
*	Shopify Inc. Class A (XTSE)	6,775,548	501,865
*	Advanced Micro Devices Inc.	3,036,150	451,050
	Monolithic Power Systems Inc.	423,071	395,436
*	Cloudflare Inc. Class A	3,737,478	306,996
*	MongoDB Inc.	1,051,734	305,834
*	ServiceNow Inc.	332,756	284,506
	ASML Holding NV GDR (Registered)	310,382	280,545
	Intuit Inc.	438,009	276,059
*	Workday Inc. Class A	1,036,535	272,806
	Microchip Technology Inc.	2,760,093	226,769
	Marvell Technology Inc.	2,692,882	205,305
*	Adobe Inc.	347,910	199,843
*	Cadence Design Systems Inc.	728,391	195,886
*	Datadog Inc. Class A	1,636,292	190,235
	KLA Corp.	227,998	186,828
*	Crowdstrike Holdings Inc. Class A	646,696	179,316
*	Palo Alto Networks Inc.	444,250	161,138
*	Snowflake Inc. Class A	1,402,062	160,157
*	Gartner Inc.	308,547	151,793
*	Samsara Inc. Class A	2,931,351	120,391
*	Aurora Innovation Inc.	24,680,848	115,260
*	HubSpot Inc.	220,961	110,275
*	Sprout Social Inc. Class A	1,524,082	47,399
*,1	ARM Holdings plc ADR	246,936	32,813
*,2	ABIOMED Inc. CVR	718,252	733
			18,169,306
Materials (0.0%)
*,1	Ginkgo Bioworks Holdings Inc.	465,798	3,116
Real Estate (1.8%)
	Welltower Inc.	2,750,891	331,978
	Equinix Inc.	258,695	215,845
2

U.S. Growth Fund
		Shares	Market Value• ($000)
*	CoStar Group Inc.	2,461,270	190,256
*	Lineage Inc.	912,376	76,548
			814,627
Total Common Stocks (Cost $22,081,540)			44,601,312
Temporary Cash Investments (1.8%)
Money Market Fund (1.6%)
[3,4]	Vanguard Market Liquidity Fund, 5.373%	7,397,905	739,716
		Face Amount ($000)
Repurchase Agreements (0.2%)
	Bank of America Securities, LLC 5.330%, 9/3/24 (Dated 8/30/24, Repurchase Value $31,719,000, collateralized by Fannie Mae 2.500%–5.500%, 6/1/27–6/1/53, and Freddie Mac 3.000%–7.500%, 6/1/26–4/1/54, with a value of $32,334,000)	31,700	31,700
	Societe Generale 5.310%, 9/3/24 (Dated 8/30/24, Repurchase Value $31,819,000, collateralized by U.S. Treasury Bill 0.000%, 10/10/24, with a value of $32,436,000)	31,800	31,800
			63,500
Total Temporary Cash Investments (Cost $803,101)			803,216
Total Investments (100.4%) (Cost $22,884,641)			45,404,528
Other Assets and Liabilities—Net (-0.4%)			(178,212)
Net Assets (100%)			45,226,316
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $125,371,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $129,249,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2024	1,087	307,675	16,902
E-mini S&P Mid-Cap 400 Index	September 2024	222	68,778	3,735
				20,637

See accompanying Notes, which are an integral part of the Financial Statements.
3

U.S. Growth Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $22,145,040)	44,664,812
Affiliated Issuers (Cost $739,601)	739,716
Total Investments in Securities	45,404,528
Investment in Vanguard	1,253
Cash	4,930
Cash Collateral Pledged—Futures Contracts	19,686
Foreign Currency, at Value (Cost $36)	36
Receivables for Accrued Income	18,436
Receivables for Capital Shares Issued	9,894
Variation Margin Receivable—Futures Contracts	3,353
Total Assets	45,462,116
Liabilities
Payables for Investment Securities Purchased	74,822
Collateral for Securities on Loan	129,249
Payables to Investment Advisor	10,563
Payables for Capital Shares Redeemed	18,165
Payables to Vanguard	3,001
Total Liabilities	235,800
Net Assets	45,226,316
1 Includes $125,371,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	21,051,201
Total Distributable Earnings (Loss)	24,175,115
Net Assets	45,226,316

Investor Shares—Net Assets
Applicable to 145,112,062 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,897,844
Net Asset Value Per Share—Investor Shares	$68.21

Admiral Shares—Net Assets
Applicable to 199,813,608 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	35,328,472
Net Asset Value Per Share—Admiral Shares	$176.81

See accompanying Notes, which are an integral part of the Financial Statements.
4

U.S. Growth Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends[1]	176,426
Interest[2]	40,612
Securities Lending—Net	2,634
Total Income	219,672
Expenses
Investment Advisory Fees—Note B
Basic Fee	61,314
Performance Adjustment	(23,880)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,767
Management and Administrative—Admiral Shares	39,788
Marketing and Distribution—Investor Shares	448
Marketing and Distribution—Admiral Shares	1,186
Custodian Fees	244
Auditing Fees	50
Shareholders’ Reports—Investor Shares	185
Shareholders’ Reports—Admiral Shares	185
Trustees’ Fees and Expenses	27
Other Expenses	134
Total Expenses	100,448
Expenses Paid Indirectly	(321)
Net Expenses	100,127
Net Investment Income	119,545
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,766,473
Futures Contracts	47,926
Foreign Currencies	(499)
Realized Net Gain (Loss)	2,813,900
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	8,241,827
Futures Contracts	13,673
Foreign Currencies	(7)
Change in Unrealized Appreciation (Depreciation)	8,255,493
Net Increase (Decrease) in Net Assets Resulting from Operations	11,188,938
1	Dividends are net of foreign withholding taxes of $261,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $27,681,000, $48,000, $3,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
5

U.S. Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	119,545	155,249
Realized Net Gain (Loss)	2,813,900	(400,950)
Change in Unrealized Appreciation (Depreciation)	8,255,493	6,827,776
Net Increase (Decrease) in Net Assets Resulting from Operations	11,188,938	6,582,075
Distributions
Investor Shares	(26,044)	(25,805)
Admiral Shares	(112,192)	(113,199)
Total Distributions	(138,236)	(139,004)
Capital Share Transactions
Investor Shares	(1,334,926)	(711,024)
Admiral Shares	(2,382,382)	(2,320,731)
Net Increase (Decrease) from Capital Share Transactions	(3,717,308)	(3,031,755)
Total Increase (Decrease)	7,333,394	3,411,316
Net Assets
Beginning of Period	37,892,922	34,481,606
End of Period	45,226,316	37,892,922

See accompanying Notes, which are an integral part of the Financial Statements.
6

U.S. Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$52.21	$43.59	$76.41	$62.28	$41.02
Investment Operations
Net Investment Income (Loss)[1]	.126	.169	.074	(.013)	.113
Net Realized and Unrealized Gain (Loss) on Investments	16.033	8.595	(24.184)	16.700	22.856
Total from Investment Operations	16.159	8.764	(24.110)	16.687	22.969
Distributions
Dividends from Net Investment Income	(.159)	(.144)	(.001)	(.019)	(.119)
Distributions from Realized Capital Gains	—	—	(8.709)	(2.538)	(1.590)
Total Distributions	(.159)	(.144)	(8.710)	(2.557)	(1.709)
Net Asset Value, End of Period	$68.21	$52.21	$43.59	$76.41	$62.28
Total Return[2]	31.01%	20.19%	-35.32%	27.52%	58.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,898	$8,710	$7,935	$13,405	$12,410
Ratio of Total Expenses to Average Net Assets[3]	0.32%[4]	0.30%[5]	0.33%[5]	0.38%	0.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21%	0.38%	0.13%	(0.02%)	0.25%
Portfolio Turnover Rate	37%	37%	23%	41%	38%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.06%), (0.02%), 0.03%, and 0.02%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.32%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.30% and 0.33%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
7

U.S. Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$135.31	$112.99	$198.03	$161.42	$106.30
Investment Operations
Net Investment Income[1]	.482	.552	.338	.138	.410
Net Realized and Unrealized Gain (Loss) on Investments	41.557	22.260	(62.667)	43.277	59.231
Total from Investment Operations	42.039	22.812	(62.329)	43.415	59.641
Distributions
Dividends from Net Investment Income	(.539)	(.492)	(.135)	(.224)	(.401)
Distributions from Realized Capital Gains	—	—	(22.576)	(6.581)	(4.120)
Total Distributions	(.539)	(.492)	(22.711)	(6.805)	(4.521)
Net Asset Value, End of Period	$176.81	$135.31	$112.99	$198.03	$161.42
Total Return[2]	31.15%	20.30%	-35.26%	27.64%	58.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,328	$29,183	$26,547	$41,539	$27,860
Ratio of Total Expenses to Average Net Assets[3]	0.22%[4]	0.20%[5]	0.23%[5]	0.28%	0.28%
Ratio of Net Investment Income to Average Net Assets	0.31%	0.48%	0.23%	0.08%	0.35%
Portfolio Turnover Rate	37%	37%	23%	41%	38%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.06%), (0.02%), 0.03%, and 0.02%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.22%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.20% and 0.23%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
8

U.S. Growth Fund
Notes to Financial Statements
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell
9

U.S. Growth Fund
or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp, Jennison Associates LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for periods prior to August 1, 2024, and to the new benchmark Russell 3000 Growth Index, beginning August 1, 2024, for the preceding three years. The benchmark change will be fully phased in by August 2027.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2024, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a net decrease of $23,880,000 (0.06%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,253,000, representing less than 0.01% of the fund’s net assets and 0.50% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative
10

U.S. Growth Fund
expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, these arrangements reduced the fund’s management and administrative expenses by $311,000 and custodian fees by $10,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	44,530,513	70,066	733	44,601,312
Temporary Cash Investments	739,716	63,500	—	803,216
Total	45,270,229	133,566	733	45,404,528
Derivative Financial Instruments
Assets
Futures Contracts[1]	20,637	—	—	20,637
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	52,525
Total Distributable Earnings (Loss)	(52,525)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	74,676
Undistributed Long-Term Gains	1,716,537
Net Unrealized Gains (Losses)	22,383,902
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	24,175,115
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	138,236	139,004
Long-Term Capital Gains	—	—
Total	138,236	139,004
*	Includes short-term capital gains, if any.
11

U.S. Growth Fund
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	23,020,626
Gross Unrealized Appreciation	24,320,541
Gross Unrealized Depreciation	(1,936,639)
Net Unrealized Appreciation (Depreciation)	22,383,902
G.	During the year ended August 31, 2024, the fund purchased $14,720,184,000 of investment securities and sold $18,040,817,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were $0 and sales were $58,658,000, resulting in net realized gain of $11,278,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	1,006,192	17,569	592,236	13,160
Issued in Lieu of Cash Distributions	25,099	445	25,011	599
Redeemed	(2,366,217)	(39,739)	(1,328,271)	(28,956)
Net Increase (Decrease)—Investor Shares	(1,334,926)	(21,725)	(711,024)	(15,197)
Admiral Shares
Issued	2,738,163	17,733	2,081,981	17,879
Issued in Lieu of Cash Distributions	104,508	716	105,916	980
Redeemed	(5,225,053)	(34,311)	(4,508,628)	(38,120)
Net Increase (Decrease)—Admiral Shares	(2,382,382)	(15,862)	(2,320,731)	(19,261)
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.
12

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
13

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $163,370,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
The fund hereby designates for the fiscal year $6,109,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $49,206,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Q230 102024
14

Financial Statements
For the year ended August 31, 2024
Vanguard International Growth Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	15
Tax information	16

International Growth Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.2%)
Australia (1.6%)
	WiseTech Global Ltd.	8,981,963	723,759
Austria (0.6%)
	Erste Group Bank AG	4,532,953	248,110
Belgium (0.7%)
	UCB SA	1,147,664	207,856
	Umicore SA	9,568,320	120,117
			327,973
Brazil (2.5%)
*	NU Holdings Ltd. Class A	70,191,525	1,050,767
	Raia Drogasil SA	18,480,166	90,369
			1,141,136
Canada (1.6%)
*	Shopify Inc. Class A (XTSE)	5,188,369	384,302
	Toronto-Dominion Bank	2,907,496	174,215
	Canadian National Railway Co.	1,253,467	147,693
			706,210
China (8.1%)
*,1	Meituan Class B	55,721,868	843,150
	BYD Co. Ltd. Class H	27,421,500	839,837
	Tencent Holdings Ltd.	16,474,400	799,007
*	PDD Holdings Inc. ADR	7,347,543	706,172
*,1	Wuxi Biologics Cayman Inc.	66,043,000	94,005
	Contemporary Amperex Technology Co. Ltd. Class A	3,428,659	88,864
	Full Truck Alliance Co. Ltd. ADR	12,227,700	88,651
	Shenzhen Inovance Technology Co. Ltd. Class A	12,775,614	77,841
	Tencent Music Entertainment Group ADR	7,123,134	74,366
[1]	Ganfeng Lithium Group Co. Ltd. Class H	18,796,200	41,405
			3,653,298
Denmark (5.1%)
*	Vestas Wind Systems A/S	31,160,984	711,965
*	Genmab A/S	2,114,621	588,103
	Novo Nordisk A/S Class B	2,368,143	328,959
*	Ambu A/S Class B	16,459,513	312,353
	DSV A/S	973,422	173,957
*	Zealand Pharma A/S	1,275,194	168,005
			2,283,342
France (4.7%)
	L'Oreal SA (XPAR)	1,339,220	587,589
	Hermes International SCA	185,814	444,738
	Schneider Electric SE	1,526,858	389,501
	Sanofi SA	1,404,198	157,605
	Kering SA	497,219	142,580
	Legrand SA	1,271,593	142,423
	EssilorLuxottica SA	551,371	130,749
*	SOITEC	977,460	122,061
			2,117,246
Germany (3.0%)
	SAP SE	2,397,637	526,145
	Bayerische Motoren Werke AG (XETR)	2,522,623	234,110
	Infineon Technologies AG	5,714,599	209,721
	Siemens AG (Registered)	991,946	186,591
	Beiersdorf AG	864,213	124,965
*,1	Zalando SE	1,410,504	36,570
*,2,3	Jumia Technologies AG ADR	6,724,836	33,221
			1,351,323
1

International Growth Fund
		Shares	Market Value• ($000)
Hong Kong (1.3%)
	AIA Group Ltd.	66,568,000	468,817
	BOC Hong Kong Holdings Ltd.	31,995,500	100,431
			569,248
India (2.0%)
	HDFC Bank Ltd.	27,473,596	537,243
	Reliance Industries Ltd.	5,295,250	190,519
*	MakeMyTrip Ltd.	1,747,387	168,046
*,4,5	ANI Technologies Private Ltd. PP (Acquired 12/1/15, Cost $5,969)	166,185	14,296
			910,104
Indonesia (0.4%)
	Bank Central Asia Tbk PT	264,638,300	176,433
Israel (1.3%)
*,2	Wix.com Ltd.	3,548,351	591,226
Italy (3.5%)
	Ferrari NV	2,316,706	1,151,187
	Prysmian SpA	3,283,320	231,255
	FinecoBank Banca Fineco SpA	10,924,663	187,429
			1,569,871
Japan (6.5%)
	SMC Corp.	791,300	366,980
	Mitsubishi UFJ Financial Group Inc.	33,287,400	351,189
	Advantest Corp.	6,417,900	295,477
	Sony Group Corp.	2,479,900	241,528
	Nidec Corp.	5,421,600	221,059
	KDDI Corp.	5,831,500	196,738
	MS&AD Insurance Group Holdings Inc.	7,597,300	175,122
	Recruit Holdings Co. Ltd.	2,738,400	170,772
	FUJIFILM Holdings Corp.	6,227,100	167,942
	Bridgestone Corp.	3,509,000	137,168
	Terumo Corp.	6,308,200	117,298
	SBI Holdings Inc.	4,470,400	110,017
	Kubota Corp.	6,484,800	91,242
	Shimano Inc.	447,000	84,452
	Kokusai Electric Corp.	2,974,700	81,627
	Daikin Industries Ltd.	565,000	72,185
	ITOCHU Corp.	812,800	43,277
			2,924,073
Netherlands (10.7%)
	ASML Holding NV	1,827,689	1,648,272
*,1	Adyen NV	1,068,032	1,576,205
*	Argenx SE	1,813,789	937,297
	EXOR NV	6,095,947	680,199
			4,841,973
Norway (0.5%)
	DNB Bank ASA	6,968,900	147,213
*,1	AutoStore Holdings Ltd.	85,404,717	90,495
			237,708
Singapore (1.3%)
*	Sea Ltd. ADR	7,356,891	576,118
South Korea (3.8%)
*	Coupang Inc.	44,052,278	975,758
	Samsung Electronics Co. Ltd. (XKRX)	6,565,288	364,625
*,1	Delivery Hero SE	9,609,839	303,321
	Samsung SDI Co. Ltd. (XKRX)	341,938	91,005
			1,734,709
Spain (0.8%)
	Banco Bilbao Vizcaya Argentaria SA	20,705,692	219,965
	Iberdrola SA (XMAD)	10,602,865	150,440
			370,405
Sweden (2.8%)
	Atlas Copco AB Class A	57,982,315	1,054,881
	Kinnevik AB Class B	15,093,719	120,090
2

International Growth Fund
		Shares	Market Value• ($000)
	Svenska Handelsbanken AB Class A	8,112,961	83,694
			1,258,665
Switzerland (2.6%)
[1]	VAT Group AG	638,714	331,367
	Cie Financiere Richemont SA Class A (Registered)	1,392,134	219,823
	Alcon Inc.	1,745,217	170,050
	Chocoladefabriken Lindt & Spruengli AG	12,380	163,600
	Lonza Group AG (Registered)	236,706	155,706
	Temenos AG (Registered)	2,177,560	151,644
			1,192,190
Taiwan (5.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	88,330,000	2,615,042
United Kingdom (6.7%)
*	Wise plc Class A	42,791,415	397,558
	Unilever plc (XLON)	5,376,181	348,517
	GSK plc	14,353,401	312,611
	AstraZeneca plc	1,513,215	265,214
*,2,4,5	Brandtech Group Class A1 PP (Acquired 9/23/15, Cost $44,800)	33,633,606	216,937
	RELX plc	4,202,734	196,184
	Rio Tinto plc	2,951,697	186,097
	National Grid plc	12,540,210	165,183
	Haleon plc	31,515,347	158,735
*	Ocado Group plc	35,044,929	158,502
	Reckitt Benckiser Group plc	2,597,689	149,449
	Bunzl plc	3,033,959	141,643
	Lloyds Banking Group plc	154,164,223	119,097
	Diageo plc	3,180,132	103,813
	Whitbread plc	2,232,121	84,864
	Burberry Group plc	4,913,977	43,172
			3,047,576
United States (19.3%)
*	MercadoLibre Inc.	1,202,843	2,479,853
*	Spotify Technology SA	5,274,078	1,808,376
	NVIDIA Corp.	7,700,901	919,257
*	Moderna Inc.	8,556,178	662,248
	Microsoft Corp.	1,065,403	444,422
*,2	Elastic NV	5,658,347	431,110
	Shell plc (XETR)	11,500,265	409,242
*	Illumina Inc.	2,068,258	271,769
	Roche Holding AG	770,997	260,999
*	Tesla Inc.	1,011,340	216,538
	Booking Holdings Inc.	42,412	165,798
*	Atlassian Corp. Class A	953,026	157,821
*	Liberty Media Corp.-Liberty Formula One Class C	1,702,897	132,911
	Ferguson Enterprises Inc.	381,816	78,543
*,3	Mobileye Global Inc. Class A	5,227,537	74,649
	Shell plc	1,875,532	66,829
*,3	ARM Holdings plc ADR	443,117	58,881
*	Lululemon Athletica Inc.	219,932	57,066
*	SolarEdge Technologies Inc.	1,005,131	24,455
			8,720,767
Total Common Stocks (Cost $30,922,694)			43,888,505
Preferred Stocks (1.0%)
	Sartorius AG Preference Shares	1,385,608	382,840
[1]	Dr. Ing Hc F Porsche AG Preference Shares	1,047,639	82,166
Total Preferred Stocks (Cost $899,239)			465,006
3

International Growth Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[6,7]	Vanguard Market Liquidity Fund, 5.373% (Cost $813,177)	8,133,044	813,223
Total Investments (100.0%) (Cost $32,635,110)			45,166,734
Other Assets and Liabilities—Net (0.0%)			10,750
Net Assets (100%)			45,177,484
Cost is in $000.
• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2024, the aggregate value was $3,398,684,000, representing 7.5% of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $77,226,000.
4 Restricted securities totaling $231,233,000, representing 0.5% of net assets.
5 Security value determined using significant unobservable inputs.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Collateral of $79,007,000 was received for securities on loan.
ADR—American Depositary Receipt.
PP—Private Placement.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2024	2,464	302,887	12,221
MSCI Emerging Markets Index	September 2024	2,263	124,465	1,236
				13,457

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	9/18/24	USD	9,695	EUR	8,910	—	(162)
EUR—euro.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
4

International Growth Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $30,941,955)	43,081,017
Affiliated Issuers (Cost $1,693,155)	2,085,717
Total Investments in Securities	45,166,734
Investment in Vanguard	1,258
Cash	8,069
Cash Collateral Pledged—Futures Contracts	13,869
Foreign Currency, at Value (Cost $48,652)	45,710
Receivables for Investment Securities Sold	34,143
Receivables for Accrued Income	113,100
Receivables for Capital Shares Issued	7,632
Variation Margin Receivable—Futures Contracts	718
Other Assets	421
Total Assets	45,391,654
Liabilities
Payables for Investment Securities Purchased	66,981
Collateral for Securities on Loan	79,007
Payables to Investment Advisor	12,502
Payables for Capital Shares Redeemed	27,782
Payables to Vanguard	5,179
Unrealized Depreciation—Forward Currency Contracts	162
Deferred Foreign Capital Gains Taxes	22,557
Total Liabilities	214,170
Net Assets	45,177,484
1 Includes $77,226,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	29,084,496
Total Distributable Earnings (Loss)	16,092,988
Net Assets	45,177,484

Investor Shares—Net Assets
Applicable to 191,067,618 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,838,108
Net Asset Value Per Share—Investor Shares	$35.79

Admiral Shares—Net Assets
Applicable to 336,683,298 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	38,339,376
Net Asset Value Per Share—Admiral Shares	$113.87

See accompanying Notes, which are an integral part of the Financial Statements.
5

International Growth Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	439,809
Non-Cash Dividends	39,342
Interest—Unaffiliated Issuers	1,148
Interest—Affiliated Issuers	34,454
Securities Lending—Net	2,802
Total Income	517,555
Expenses
Investment Advisory Fees—Note B
Basic Fee	61,219
Performance Adjustment	(13,372)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,446
Management and Administrative—Admiral Shares	51,197
Marketing and Distribution—Investor Shares	309
Marketing and Distribution—Admiral Shares	1,626
Custodian Fees	1,950
Auditing Fees	47
Shareholders’ Reports—Investor Shares	159
Shareholders’ Reports—Admiral Shares	371
Trustees’ Fees and Expenses	28
Other Expenses	317
Total Expenses	120,297
Expenses Paid Indirectly	(21)
Net Expenses	120,276
Net Investment Income	397,279
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	3
Investment Securities Sold—Unaffiliated Issuers[2]	3,968,479
Investment Securities Sold—Affiliated Issuers	(345,782)
Futures Contracts	12,370
Forward Currency Contracts	63
Foreign Currencies	(2,168)
Realized Net Gain (Loss)	3,632,965
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	2,603,024
Investment Securities—Affiliated Issuers	40,175
Futures Contracts	19,541
Forward Currency Contracts	(162)
Foreign Currencies	581
Change in Unrealized Appreciation (Depreciation)	2,663,159
Net Increase (Decrease) in Net Assets Resulting from Operations	6,693,403
1	Dividends include foreign tax reclaims of $2,342,000 and are net of foreign withholding taxes of $42,399,000.
2	Realized gain (loss) is net of foreign capital gain taxes of $7,937,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $514,000.

See accompanying Notes, which are an integral part of the Financial Statements.
6

International Growth Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	397,279	479,913
Realized Net Gain (Loss)	3,632,965	764,383
Change in Unrealized Appreciation (Depreciation)	2,663,159	2,769,653
Net Increase (Decrease) in Net Assets Resulting from Operations	6,693,403	4,013,949
Distributions
Investor Shares	(124,245)	(395,795)
Admiral Shares	(698,073)	(2,317,351)
Total Distributions	(822,318)	(2,713,146)
Capital Share Transactions
Investor Shares	(428,932)	(97,479)
Admiral Shares	(3,798,153)	(347,462)
Net Increase (Decrease) from Capital Share Transactions	(4,227,085)	(444,941)
Total Increase (Decrease)	1,644,000	855,862
Net Assets
Beginning of Period	43,533,484	42,677,622
End of Period	45,177,484	43,533,484

See accompanying Notes, which are an integral part of the Financial Statements.
7

International Growth Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$31.27	$30.33	$54.50	$42.94	$28.30
Investment Operations
Net Investment Income[1]	.269	.313	.362	.374	.238
Net Realized and Unrealized Gain (Loss) on Investments	4.836	2.588	(18.463)	12.336	14.791
Total from Investment Operations	5.105	2.901	(18.101)	12.710	15.029
Distributions
Dividends from Net Investment Income	(.323)	(.390)	(.407)	(.106)	(.389)
Distributions from Realized Capital Gains	(.262)	(1.571)	(5.662)	(1.044)	—
Total Distributions	(.585)	(1.961)	(6.069)	(1.150)	(.389)
Net Asset Value, End of Period	$35.79	$31.27	$30.33	$54.50	$42.94
Total Return[2]	16.57%	9.82%	-36.53%	29.89%	53.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,838	$6,340	$6,243	$11,247	$9,658
Ratio of Total Expenses to Average Net Assets[3]	0.37%[4]	0.42%	0.45%[5]	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.83%	1.02%	0.91%	0.75%	0.74%
Portfolio Turnover Rate	20%	14%	15%	25%	20%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.01%, 0.04%, 0.03%, and 0.04%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.37%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.45%.

See accompanying Notes, which are an integral part of the Financial Statements.
8

International Growth Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$99.47	$96.50	$173.47	$136.68	$90.05
Investment Operations
Net Investment Income[1]	.967	1.101	1.290	1.367	.863
Net Realized and Unrealized Gain (Loss) on Investments	15.390	8.228	(58.729)	39.246	47.105
Total from Investment Operations	16.357	9.329	(57.439)	40.613	47.968
Distributions
Dividends from Net Investment Income	(1.125)	(1.358)	(1.502)	(.497)	(1.338)
Distributions from Realized Capital Gains	(.832)	(5.001)	(18.029)	(3.326)	—
Total Distributions	(1.957)	(6.359)	(19.531)	(3.823)	(1.338)
Net Asset Value, End of Period	$113.87	$99.47	$96.50	$173.47	$136.68
Total Return[2]	16.70%	9.92%	-36.46%	30.01%	53.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,339	$37,193	$36,435	$62,342	$46,906
Ratio of Total Expenses to Average Net Assets[3]	0.26%[4]	0.31%	0.34%[5]	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	0.94%	1.13%	1.02%	0.86%	0.83%
Portfolio Turnover Rate	20%	14%	15%	25%	20%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.01%, 0.04%, 0.03%, and 0.04%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.
9

International Growth Fund
Notes to Financial Statements
Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2024, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
10

International Growth Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended August 31, 2024, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a net decrease of $13,372,000 (0.03%) based on performance.
11

International Growth Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $1,258,000, representing less than 0.01% of the fund’s net assets and 0.50% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $21,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	9,831,043	737,070	—	10,568,113
Common Stocks—Other	3,213,558	29,875,601	231,233	33,320,392
Preferred Stocks	—	465,006	—	465,006
Temporary Cash Investments	813,223	—	—	813,223
Total	13,857,824	31,077,677	231,233	45,166,734
Derivative Financial Instruments
Assets
Futures Contracts[1]	13,457	—	—	13,457
Liabilities
Forward Currency Contracts	—	(162)	—	(162)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At August 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	13,457	—	13,457
Total Assets	13,457	—	13,457

Unrealized Depreciation—Forward Currency Contracts	—	(162)	(162)
Total Liabilities	—	(162)	(162)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	12,370	—	12,370
Forward Currency Contracts	—	63	63
Realized Net Gain (Loss) on Derivatives	12,370	63	12,433
12

International Growth Fund
Change in Unrealized Appreciation (Depreciation) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	19,541	—	19,541
Forward Currency Contracts	—	(162)	(162)
Change in Unrealized Appreciation (Depreciation) on Derivatives	19,541	(162)	19,379
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	207,497
Total Distributable Earnings (Loss)	(207,497)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	421,023
Undistributed Long-Term Gains	3,327,851
Net Unrealized Gains (Losses)	12,326,446
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	17,668
Total	16,092,988
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	469,877	573,470
Long-Term Capital Gains	352,441	2,139,676
Total	822,318	2,713,146
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	32,817,917
Gross Unrealized Appreciation	18,086,067
Gross Unrealized Depreciation	(5,737,250)
Net Unrealized Appreciation (Depreciation)	12,348,817
H.	During the year ended August 31, 2024, the fund purchased $8,612,465,000 of investment securities and sold $13,337,791,000 of investment securities, other than temporary cash investments.
13

International Growth Fund
I.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	853,972	27,217	426,955	13,831
Issued in Lieu of Cash Distributions	118,556	3,742	380,809	12,647
Redeemed	(1,401,460)	(42,666)	(905,243)	(29,538)
Net Increase (Decrease)—Investor Shares	(428,932)	(11,707)	(97,479)	(3,060)
Admiral Shares
Issued	2,905,754	28,242	4,499,299	46,038
Issued in Lieu of Cash Distributions	619,747	6,153	2,093,359	21,868
Redeemed	(7,323,654)	(71,616)	(6,940,120)	(71,557)
Net Increase (Decrease)—Admiral Shares	(3,798,153)	(37,221)	(347,462)	(3,651)
J.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Aug. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Aug. 31, 2024 Market Value ($000)
Brandtech Group Class A	267,387	—	—	—	(50,450)	—	—	216,937
Elastic NV	NA1	157,426	61,073	(7,945)	39,737	—	—	431,110
HelloFresh SE	333,112	—	65,701	(71,791)	(195,620)	—	—	—
Jumia Technologies AG ADR	20,645	—	—	—	12,576	—	—	33,221
Ocado Group plc	518,583	—	56,195	(268,116)	(35,770)	—	—	NA2
Vanguard Market Liquidity Fund	789,745	NA3	NA3	13	(15)	34,454	3	813,223
Wix.com Ltd.	395,744	—	76,292	2,057	269,717	—	—	591,226
Total	2,325,216	157,426	259,261	(345,782)	40,175	34,454	3	2,085,717
1	Not applicable—at August 31, 2023, the issuer was not an affiliated company of the fund.
2	Not applicable—at August 31, 2024, the security was still held, but the issuer was no longer an affiliated company of the fund.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
K.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
L.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Tax information (unaudited)
The fund hereby designates $443,255,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
The fund hereby designates for the fiscal year $11,026,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $533,357,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $517,733,000 and foreign taxes paid of $48,226,000 , or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q810 102024
16

Financial Statements
For the year ended August 31, 2024
Vanguard FTSE Social Index Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	17
Tax information	18

FTSE Social Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (1.4%)
	Linde plc	249,333	119,243
	Air Products and Chemicals Inc.	115,163	32,113
	Newmont Corp. (XNYS)	598,911	31,976
	Fastenal Co.	296,863	20,270
	Nucor Corp.	124,344	18,889
	International Flavors & Fragrances Inc.	132,674	13,797
	LyondellBasell Industries NV Class A	135,070	13,331
	Avery Dennison Corp.	41,550	9,218
	Steel Dynamics Inc.	77,074	9,211
	International Paper Co.	179,676	8,700
	CF Industries Holdings Inc.	97,109	8,069
	Albemarle Corp.	60,885	5,495
	Mosaic Co.	166,082	4,745
	FMC Corp.	64,586	4,171
	Westlake Corp.	17,387	2,529
			301,757
Consumer Discretionary (14.8%)
*	Amazon.com Inc.	4,821,081	860,563
*	Tesla Inc.	1,442,352	308,822
	Costco Wholesale Corp.	230,073	205,313
	Home Depot Inc.	514,759	189,689
*	Netflix Inc.	222,049	155,734
	McDonald's Corp.	373,927	107,938
	Walt Disney Co.	953,149	86,146
*	Uber Technologies Inc.	1,042,657	76,249
	Lowe's Cos. Inc.	297,136	73,838
	Booking Holdings Inc.	17,683	69,127
	TJX Cos. Inc.	588,023	68,957
	Starbucks Corp.	587,978	55,605
	NIKE Inc. Class B	624,196	52,008
*	MercadoLibre Inc.	24,435	50,377
*	Chipotle Mexican Grill Inc.	708,808	39,750
	Target Corp.	240,069	36,879
*	O'Reilly Automotive Inc.	30,386	34,335
	Marriott International Inc. Class A	121,859	28,599
*	AutoZone Inc.	8,961	28,509
	Hilton Worldwide Holdings Inc.	127,448	27,993
*	Airbnb Inc. Class A	226,781	26,604
*	Spotify Technology SA	75,308	25,822
	Ross Stores Inc.	170,679	25,706
*	Copart Inc.	452,521	23,965
*	Trade Desk Inc. Class A	229,209	23,959
	Ford Motor Co.	2,036,350	22,787
	Lennar Corp. Class A	124,791	22,719
	Electronic Arts Inc.	138,750	21,065
*	Royal Caribbean Cruises Ltd.	122,976	20,244
	Yum! Brands Inc.	146,124	19,715
*	Lululemon Athletica Inc.	62,614	16,246
	eBay Inc.	262,562	15,517
	Tractor Supply Co.	55,956	14,971
	Garmin Ltd.	80,293	14,717
	PulteGroup Inc.	108,521	14,287
*	NVR Inc.	1,542	14,144
*	Take-Two Interactive Software Inc.	87,068	14,080
*	Coupang Inc.	600,927	13,310
*	Roblox Corp. Class A	264,965	11,656
	Best Buy Co. Inc.	111,784	11,223
	Estee Lauder Cos. Inc. Class A	119,541	10,957
	Genuine Parts Co.	72,115	10,331
1

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Aptiv plc	141,194	10,100
	Omnicom Group Inc.	100,385	10,082
*	Warner Bros Discovery Inc.	1,258,715	9,868
	Dollar General Corp.	113,978	9,457
*	Expedia Group Inc.	65,591	9,123
*	Dollar Tree Inc.	106,340	8,985
*	Burlington Stores Inc.	32,887	8,822
*	Ulta Beauty Inc.	24,817	8,756
*	Carnival Corp.	517,669	8,542
*	Liberty Media Corp.-Liberty Formula One Class C	105,529	8,237
*	Live Nation Entertainment Inc.	81,907	8,000
	Domino's Pizza Inc.	18,035	7,470
	Rollins Inc.	144,955	7,274
*	CarMax Inc.	81,559	6,896
	Pool Corp.	19,342	6,801
	Interpublic Group of Cos. Inc.	195,457	6,374
*	Rivian Automotive Inc. Class A	426,951	6,033
	LKQ Corp.	138,080	5,743
	News Corp. Class A	196,957	5,580
	Fox Corp. Class A	123,113	5,093
	BorgWarner Inc. (XNYS)	119,251	4,063
	Autoliv Inc.	37,331	3,825
	Bath & Body Works Inc.	116,545	3,585
	Vail Resorts Inc.	19,712	3,582
	Delta Air Lines Inc.	83,771	3,559
	Lear Corp.	29,317	3,420
*	Etsy Inc.	60,239	3,319
	Paramount Global Class B	306,492	3,209
	Fox Corp. Class B	68,804	2,644
	Southwest Airlines Co.	77,616	2,245
*	Liberty Media Corp.-Liberty SiriusXM	83,513	1,990
*	United Airlines Holdings Inc.	42,832	1,886
*,1	Lucid Group Inc.	459,827	1,848
	News Corp. Class B	59,378	1,747
*	Liberty Media Corp.-Liberty SiriusXM Class A	52,844	1,258
	Lennar Corp. Class B	6,241	1,054
*	Liberty Media Corp.-Liberty Formula One Class A	13,465	951
*	American Airlines Group Inc.	85,306	906
[1]	Sirius XM Holdings Inc.	122,934	404
			3,153,187
Consumer Staples (4.5%)
	Procter & Gamble Co.	1,224,526	210,055
	Coca-Cola Co.	2,014,633	146,000
	PepsiCo Inc.	713,481	123,347
	Mondelez International Inc. Class A	694,905	49,901
	Colgate-Palmolive Co.	421,661	44,907
	McKesson Corp.	68,184	38,257
	CVS Health Corp.	654,544	37,466
	Kimberly-Clark Corp.	174,470	25,239
	General Mills Inc.	293,040	21,184
	Cencora Inc.	87,236	20,899
	Corteva Inc.	362,792	20,788
	Sysco Corp.	258,326	20,142
	Keurig Dr Pepper Inc.	549,882	20,131
*	Monster Beverage Corp.	392,563	18,501
	Kroger Co.	344,099	18,310
	Kraft Heinz Co.	461,089	16,336
	Archer-Daniels-Midland Co.	255,796	15,601
	Hershey Co.	76,535	14,776
	Church & Dwight Co. Inc.	126,585	12,896
	Kellanova	135,944	10,958
	McCormick & Co. Inc.	130,617	10,453
	Clorox Co.	64,378	10,192
	Tyson Foods Inc. Class A	145,869	9,381
	Coca-Cola Europacific Partners plc	106,368	8,562
	Conagra Brands Inc.	247,174	7,712
	Bunge Global SA	73,060	7,407
	J M Smucker Co.	53,537	6,140
	Campbell Soup Co.	99,505	4,947
2

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Hormel Foods Corp.	150,235	4,890
	Lamb Weston Holdings Inc.	74,696	4,625
	Walgreens Boots Alliance Inc.	371,766	3,439
			963,442
Energy (0.1%)
*	First Solar Inc.	55,280	12,569
*	Enphase Energy Inc.	68,350	8,273
			20,842
Financials (10.1%)
	JPMorgan Chase & Co.	1,487,382	334,364
	Bank of America Corp.	3,522,017	143,522
	Goldman Sachs Group Inc.	163,652	83,503
	S&P Global Inc.	162,401	83,351
	Progressive Corp.	303,344	76,503
	BlackRock Inc.	76,611	69,089
	Morgan Stanley	602,412	62,416
	Citigroup Inc.	994,561	62,299
	Chubb Ltd.	209,951	59,664
	Marsh & McLennan Cos. Inc.	255,840	58,206
	Blackstone Inc.	370,096	52,687
	Charles Schwab Corp.	773,785	50,373
	Intercontinental Exchange Inc.	294,831	47,630
	CME Group Inc.	186,527	40,241
	Moody's Corp.	81,993	39,991
	US Bancorp	808,969	38,208
	PNC Financial Services Group Inc.	206,016	38,132
	Aon plc Class A (XNYS)	101,863	35,012
	Arthur J Gallagher & Co.	111,963	32,757
	Aflac Inc.	296,700	32,744
	Apollo Global Management Inc.	270,684	31,326
	Truist Financial Corp.	692,496	30,788
	Travelers Cos. Inc.	118,537	27,035
	American International Group Inc.	349,605	26,937
	Bank of New York Mellon Corp.	388,489	26,503
	Allstate Corp.	136,271	25,747
*	NU Holdings Ltd. Class A	1,650,624	24,710
	MetLife Inc.	309,342	23,968
	Ameriprise Financial Inc.	51,985	23,364
	MSCI Inc.	39,863	23,144
	Prudential Financial Inc.	186,417	22,586
*	Arch Capital Group Ltd.	187,124	21,162
*	Coinbase Global Inc. Class A	102,363	18,769
	Discover Financial Services	129,709	17,992
	Hartford Financial Services Group Inc.	153,989	17,878
	Willis Towers Watson plc	53,023	15,489
	Nasdaq Inc.	213,683	15,402
	Fifth Third Bancorp	354,270	15,124
	M&T Bank Corp.	86,215	14,838
	State Street Corp.	156,403	13,623
	Ares Management Corp. Class A	92,520	13,545
	Brown & Brown Inc.	123,920	13,028
	Broadridge Financial Solutions Inc.	60,752	12,932
	First Citizens BancShares Inc. Class A	6,217	12,625
	T Rowe Price Group Inc.	113,820	12,069
	Raymond James Financial Inc.	98,043	11,723
	Cboe Global Markets Inc.	54,697	11,235
	Huntington Bancshares Inc.	748,686	11,208
	Regions Financial Corp.	476,435	11,158
	Cincinnati Financial Corp.	79,387	10,878
*	Markel Group Inc.	6,658	10,657
	Citizens Financial Group Inc.	236,975	10,202
	Principal Financial Group Inc.	120,988	9,851
	W R Berkley Corp.	161,063	9,615
	Northern Trust Corp.	104,891	9,567
	Everest Group Ltd.	22,318	8,754
	LPL Financial Holdings Inc.	38,614	8,663
	FactSet Research Systems Inc.	19,725	8,341
	KeyCorp	480,092	8,190
	Fidelity National Financial Inc.	134,602	7,936
3

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Loews Corp.	93,972	7,700
	Equitable Holdings Inc.	169,509	7,208
	RenaissanceRe Holdings Ltd.	26,899	6,854
	Credicorp Ltd.	35,364	6,307
	Ally Financial Inc.	142,411	6,151
	Annaly Capital Management Inc.	259,699	5,236
	Globe Life Inc.	48,074	5,050
	MarketAxess Holdings Inc.	19,152	4,642
	Voya Financial Inc.	52,579	3,724
	SEI Investments Co.	52,346	3,540
	Franklin Resources Inc.	147,583	2,987
	CNA Financial Corp.	11,291	586
			2,149,239
Health Care (13.1%)
	Eli Lilly & Co.	441,450	423,801
	UnitedHealth Group Inc.	477,261	281,679
	AbbVie Inc.	919,433	180,494
	Merck & Co. Inc.	1,315,913	155,870
	Thermo Fisher Scientific Inc.	198,176	121,892
	Abbott Laboratories	897,614	101,673
	Amgen Inc.	278,300	92,905
	Danaher Corp.	343,535	92,517
*	Intuitive Surgical Inc.	183,331	90,314
	Pfizer Inc.	2,942,239	85,354
	Stryker Corp.	187,783	67,681
	Elevance Health Inc.	120,659	67,194
*	Vertex Pharmaceuticals Inc.	134,174	66,535
*	Regeneron Pharmaceuticals Inc.	54,227	64,242
*	Boston Scientific Corp.	762,195	62,340
	Medtronic plc	689,801	61,103
	Bristol-Myers Squibb Co.	1,052,573	52,576
	Cigna Group	144,635	52,330
	Gilead Sciences Inc.	647,651	51,164
	Zoetis Inc.	237,321	43,546
	HCA Healthcare Inc.	100,290	39,674
	Becton Dickinson & Co.	150,007	36,363
*	IQVIA Holdings Inc.	93,509	23,522
	Humana Inc.	62,545	22,170
*	Centene Corp.	276,777	21,818
	Agilent Technologies Inc.	151,971	21,720
*	Edwards Lifesciences Corp.	310,055	21,691
*	IDEXX Laboratories Inc.	42,771	20,587
	GE Healthcare Inc.	221,167	18,759
	ResMed Inc.	75,422	18,480
*	Alnylam Pharmaceuticals Inc.	65,508	17,208
*	Veeva Systems Inc. Class A	76,519	16,562
*	Biogen Inc.	75,568	15,473
	Cardinal Health Inc.	126,383	14,246
*	DexCom Inc.	205,215	14,230
*	ICON plc	42,597	13,719
*	Moderna Inc.	167,668	12,977
	STERIS plc	51,141	12,330
	Zimmer Biomet Holdings Inc.	106,010	12,240
	West Pharmaceutical Services Inc.	37,640	11,805
*	Illumina Inc.	82,603	10,854
*	Cooper Cos. Inc.	101,214	10,701
*	Molina Healthcare Inc.	30,114	10,534
	Labcorp Holdings Inc.	43,589	10,021
	Baxter International Inc.	264,071	10,019
*	Hologic Inc.	119,837	9,736
*	Align Technology Inc.	38,869	9,220
*	Avantor Inc.	351,743	9,089
	Quest Diagnostics Inc.	57,569	9,037
*	BioMarin Pharmaceutical Inc.	97,926	8,932
	Revvity Inc.	63,815	7,820
	Viatris Inc.	615,671	7,437
*	Insulet Corp.	36,231	7,347
	Universal Health Services Inc. Class B	30,026	7,145
*	Incyte Corp.	96,196	6,316
4

FTSE Social Index Fund
		Shares	Market Value• ($000)
	Teleflex Inc.	24,437	5,991
	Bio-Techne Corp.	80,589	5,963
	Royalty Pharma plc Class A	203,098	5,896
*	Exact Sciences Corp.	94,533	5,832
*	Catalent Inc.	93,910	5,725
*	Charles River Laboratories International Inc.	26,506	5,242
*	Henry Schein Inc.	66,177	4,669
*	Solventum Corp.	71,902	4,610
*	DaVita Inc.	26,162	3,948
*	Jazz Pharmaceuticals plc	31,521	3,656
*	Bio-Rad Laboratories Inc. Class A	10,002	3,374
*	GRAIL Inc.	13,663	193
			2,790,091
Industrials (9.1%)
	Visa Inc. Class A	817,642	225,972
	Mastercard Inc. Class A	428,848	207,279
	Accenture plc Class A	325,619	111,345
	Caterpillar Inc.	253,742	90,358
	Union Pacific Corp.	316,575	81,072
	American Express Co.	294,617	76,203
	Automatic Data Processing Inc.	213,306	58,853
*	Fiserv Inc.	302,211	52,766
	Deere & Co.	132,187	50,990
	United Parcel Service Inc. Class B (XNYS)	378,279	48,628
	Sherwin-Williams Co.	121,688	44,948
	Trane Technologies plc	117,474	42,486
*	PayPal Holdings Inc.	542,888	39,321
	Illinois Tool Works Inc.	153,638	38,898
	Cintas Corp.	44,847	36,107
	FedEx Corp.	117,457	35,093
	CSX Corp.	1,013,753	34,741
	Carrier Global Corp.	435,265	31,679
	Capital One Financial Corp.	196,428	28,861
	Johnson Controls International plc	353,261	25,735
	PACCAR Inc.	266,830	25,664
	Fidelity National Information Services Inc.	291,612	24,043
	Paychex Inc.	166,859	21,892
*	Fair Isaac Corp.	12,467	21,571
	Verisk Analytics Inc.	73,868	20,153
	Otis Worldwide Corp.	209,517	19,839
	Old Dominion Freight Line Inc.	101,919	19,650
	Equifax Inc.	63,722	19,571
	Ingersoll Rand Inc. (XYNS)	209,310	19,141
*	Block Inc. (XNYS)	288,159	19,042
	DuPont de Nemours Inc.	216,931	18,276
	Martin Marietta Materials Inc.	31,796	16,984
	Vulcan Materials Co.	68,650	16,834
	Rockwell Automation Inc.	59,457	16,174
*	Mettler-Toledo International Inc.	10,946	15,752
	Westinghouse Air Brake Technologies Corp.	90,754	15,389
	Global Payments Inc.	132,068	14,661
	Veralto Corp.	128,130	14,406
*	Keysight Technologies Inc.	90,352	13,925
*	Axon Enterprise Inc.	37,252	13,596
	Dover Corp.	71,152	13,236
*	Corpay Inc.	35,881	11,322
*	Builders FirstSource Inc.	62,229	10,828
*	Waters Corp.	30,560	10,585
	Synchrony Financial	207,951	10,452
	Ball Corp.	161,452	10,302
	TransUnion	100,635	9,743
	Packaging Corp. of America	45,975	9,634
*	Zebra Technologies Corp. Class A	26,525	9,161
	Masco Corp.	114,132	9,080
	Expeditors International of Washington Inc.	73,212	9,035
	Stanley Black & Decker Inc.	79,713	8,159
	IDEX Corp.	39,290	8,113
	Snap-on Inc.	26,836	7,615
	Pentair plc	85,640	7,595
5

FTSE Social Index Fund
		Shares	Market Value• ($000)
	JB Hunt Transport Services Inc.	43,073	7,460
*	Trimble Inc.	126,346	7,163
	Jack Henry & Associates Inc.	37,628	6,511
	Allegion plc	45,378	6,300
	CH Robinson Worldwide Inc.	59,514	6,160
	Fortune Brands Innovations Inc.	64,615	5,131
*	Generac Holdings Inc.	30,501	4,774
	CNH Industrial NV	453,192	4,686
	Robert Half Inc.	52,931	3,317
*	Bill Holdings Inc.	53,066	2,895
			1,927,155
Real Estate (2.7%)
	Prologis Inc.	479,491	61,289
	American Tower Corp.	242,252	54,279
	Equinix Inc.	49,192	41,044
	Welltower Inc.	307,037	37,053
	Public Storage	82,035	28,197
	Simon Property Group Inc.	167,822	28,085
	Realty Income Corp.	447,067	27,767
	Digital Realty Trust Inc.	167,525	25,399
	Crown Castle Inc.	225,517	25,262
	Extra Space Storage Inc.	108,483	19,202
*	CBRE Group Inc. Class A	158,668	18,269
	Iron Mountain Inc.	151,017	17,104
	AvalonBay Communities Inc.	73,584	16,610
*	CoStar Group Inc.	210,538	16,275
	Equity Residential	195,958	14,673
	Ventas Inc.	209,256	12,997
	SBA Communications Corp.	55,682	12,621
	Invitation Homes Inc.	317,290	11,689
	Alexandria Real Estate Equities Inc.	89,817	10,739
	Essex Property Trust Inc.	33,105	9,991
	Mid-America Apartment Communities Inc.	60,217	9,777
	Sun Communities Inc.	63,965	8,651
	Healthpeak Properties Inc.	367,668	8,192
	Kimco Realty Corp.	341,684	7,948
	UDR Inc.	170,284	7,579
	Equity LifeStyle Properties Inc.	95,587	6,950
	Regency Centers Corp.	95,356	6,931
	WP Carey Inc.	112,414	6,747
	Host Hotels & Resorts Inc.	361,632	6,401
	BXP Inc.	81,496	6,130
	Federal Realty Investment Trust	42,697	4,910
*	Zillow Group Inc. Class C	80,588	4,457
*	Zillow Group Inc. Class A	26,172	1,398
			574,616
Technology (41.1%)
	Apple Inc.	7,544,230	1,727,629
	Microsoft Corp.	3,859,537	1,609,967
	NVIDIA Corp.	12,342,303	1,473,301
	Meta Platforms Inc. Class A	1,137,106	592,785
	Alphabet Inc. Class A	3,050,540	498,397
	Alphabet Inc. Class C	2,556,044	422,028
	Broadcom Inc.	2,359,801	384,223
*	Adobe Inc.	232,473	133,535
*	Advanced Micro Devices Inc.	835,403	124,107
	Salesforce Inc.	486,594	123,060
	Oracle Corp.	815,119	115,168
	QUALCOMM Inc.	579,526	101,591
	Texas Instruments Inc.	472,354	101,244
*	ServiceNow Inc.	106,552	91,102
	Intuit Inc.	141,698	89,307
	Applied Materials Inc.	431,753	85,168
*	Palo Alto Networks Inc.	159,789	57,959
	KLA Corp.	69,897	57,276
	Lam Research Corp.	67,781	55,649
	Micron Technology Inc.	572,051	55,054
	Intel Corp.	2,211,441	48,740
*	Synopsys Inc.	78,957	41,024
6

FTSE Social Index Fund
		Shares	Market Value• ($000)
*	Cadence Design Systems Inc.	141,418	38,031
	NXP Semiconductors NV	132,733	34,027
	Marvell Technology Inc.	444,601	33,896
*	Palantir Technologies Inc. Class A	1,043,696	32,855
*	Crowdstrike Holdings Inc. Class A	113,186	31,384
*	Workday Inc. Class A	109,807	28,900
*	Autodesk Inc.	111,767	28,881
*	Fortinet Inc.	327,466	25,120
*	DoorDash Inc. Class A	179,949	23,161
	Monolithic Power Systems Inc.	24,357	22,766
	Microchip Technology Inc.	275,007	22,595
	Cognizant Technology Solutions Corp. Class A	258,167	20,078
*	Gartner Inc.	39,092	19,232
*	Snowflake Inc. Class A	163,974	18,731
	HP Inc.	507,379	18,357
*	Datadog Inc. Class A	155,050	18,026
*	ON Semiconductor Corp.	222,701	17,342
	Corning Inc.	397,606	16,640
	CDW Corp.	69,694	15,726
*	Atlassian Corp. Class A	81,383	13,477
	Hewlett Packard Enterprise Co.	672,787	13,032
*	Tyler Technologies Inc.	21,995	12,930
	NetApp Inc.	106,907	12,906
*	Cloudflare Inc. Class A	155,608	12,782
*	HubSpot Inc.	25,358	12,655
*	GoDaddy Inc. Class A	73,307	12,272
*	Western Digital Corp.	169,201	11,098
*	PTC Inc.	61,383	10,993
	Teradyne Inc.	79,366	10,852
*	MongoDB Inc.	35,327	10,273
	Seagate Technology Holdings plc	100,634	10,018
*	Pinterest Inc. Class A	307,089	9,839
*	Zscaler Inc.	47,482	9,495
	Skyworks Solutions Inc.	83,304	9,129
*	Zoom Video Communications Inc. Class A	129,283	8,931
	SS&C Technologies Holdings Inc.	111,464	8,370
*	VeriSign Inc.	44,991	8,274
*	Check Point Software Technologies Ltd.	42,645	8,209
*	Akamai Technologies Inc.	78,093	7,953
	Gen Digital Inc. (XNGS)	291,939	7,725
*	Flex Ltd.	217,491	7,066
*	Okta Inc.	80,170	6,312
*	DocuSign Inc.	105,427	6,242
*	F5 Inc.	30,307	6,157
*	Qorvo Inc.	49,988	5,793
*	EPAM Systems Inc.	28,828	5,787
*	Twilio Inc. Class A	90,378	5,672
	Amdocs Ltd.	59,446	5,170
*	Match Group Inc.	137,159	5,104
*	Dayforce Inc.	76,845	4,393
	Paycom Software Inc.	26,406	4,298
*	UiPath Inc. Class A	201,766	2,599
*	Unity Software Inc.	154,236	2,525
*	GLOBALFOUNDRIES Inc.	50,960	2,379
			8,744,772
Telecommunications (2.4%)
	Cisco Systems Inc.	2,104,145	106,343
	Verizon Communications Inc.	2,186,922	91,370
	Comcast Corp. Class A	2,019,597	79,915
	AT&T Inc.	3,725,453	74,137
	T-Mobile US Inc.	251,086	49,896
*	Arista Networks Inc.	133,653	47,230
	Motorola Solutions Inc.	85,496	37,793
*	Charter Communications Inc. Class A	48,676	16,917
	Juniper Networks Inc.	166,770	6,484
*	Liberty Global Ltd. Class C	88,457	1,740
*	Liberty Global Ltd. Class A	86,575	1,675
	Ubiquiti Inc.	2,165	419
			513,919
7

FTSE Social Index Fund
		Shares	Market Value• ($000)
Utilities (0.5%)
	Waste Management Inc.	208,057	44,117
	Republic Services Inc.	106,493	22,173
	Exelon Corp.	518,910	19,765
	American Water Works Co. Inc.	101,183	14,481
			100,536
Total Common Stocks (Cost $10,562,779)			21,239,556
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $22,635)	226,378	22,636
Total Investments (99.9%) (Cost $10,585,414)			21,262,192
Other Assets and Liabilities—Net (0.1%)			21,911
Net Assets (100%)			21,284,103
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $819,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,007,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2024	159	45,005	681

See accompanying Notes, which are an integral part of the Financial Statements.
8

FTSE Social Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $10,562,779)	21,239,556
Affiliated Issuers (Cost $22,635)	22,636
Total Investments in Securities	21,262,192
Investment in Vanguard	588
Cash Collateral Pledged—Futures Contracts	1,850
Receivables for Investment Securities Sold	946
Receivables for Accrued Income	15,358
Receivables for Capital Shares Issued	11,237
Variation Margin Receivable—Futures Contracts	344
Total Assets	21,292,515
Liabilities
Due to Custodian	946
Payables for Investment Securities Purchased	108
Collateral for Securities on Loan	1,007
Payables for Capital Shares Redeemed	5,146
Payables to Vanguard	1,205
Total Liabilities	8,412
Net Assets	21,284,103
1 Includes $819,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	11,269,425
Total Distributable Earnings (Loss)	10,014,678
Net Assets	21,284,103

Admiral Shares—Net Assets
Applicable to 202,827,251 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,858,707
Net Asset Value Per Share—Admiral Shares	$53.54

Institutional Shares—Net Assets
Applicable to 270,517,638 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,425,396
Net Asset Value Per Share—Institutional Shares	$38.54

See accompanying Notes, which are an integral part of the Financial Statements.
9

FTSE Social Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends[1]	225,071
Interest[2]	1,944
Securities Lending—Net	420
Total Income	227,435
Expenses
The Vanguard Group—Note B
Investment Advisory Services	323
Management and Administrative—Admiral Shares	12,322
Management and Administrative—Institutional Shares	10,009
Marketing and Distribution—Admiral Shares	464
Marketing and Distribution—Institutional Shares	249
Custodian Fees	121
Auditing Fees	31
Shareholders’ Reports—Admiral Shares	208
Shareholders’ Reports—Institutional Shares	143
Trustees’ Fees and Expenses	12
Other Expenses	18
Total Expenses	23,900
Expenses Paid Indirectly	(14)
Net Expenses	23,886
Net Investment Income	203,549
Realized Net Gain (Loss)
Investment Securities Sold[2]	13,007
Futures Contracts	7,516
Realized Net Gain (Loss)	20,523
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	4,348,525
Futures Contracts	530
Change in Unrealized Appreciation (Depreciation)	4,349,055
Net Increase (Decrease) in Net Assets Resulting from Operations	4,573,127
1	Dividends are net of foreign withholding taxes of $87,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,832,000, $4,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
10

FTSE Social Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	203,549	184,957
Realized Net Gain (Loss)	20,523	(166,328)
Change in Unrealized Appreciation (Depreciation)	4,349,055	2,254,798
Net Increase (Decrease) in Net Assets Resulting from Operations	4,573,127	2,273,427
Distributions
Admiral Shares	(111,372)	(95,885)
Institutional Shares	(105,941)	(81,511)
Total Distributions	(217,313)	(177,396)
Capital Share Transactions
Admiral Shares	125,825	(143,211)
Institutional Shares	742,708	602,768
Net Increase (Decrease) from Capital Share Transactions	868,533	459,557
Total Increase (Decrease)	5,224,347	2,555,588
Net Assets
Beginning of Period	16,059,756	13,504,168
End of Period	21,284,103	16,059,756

See accompanying Notes, which are an integral part of the Financial Statements.
11

FTSE Social Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$42.36	$36.76	$44.39	$34.27	$27.27
Investment Operations
Net Investment Income[1]	.518	.494	.464	.432	.465
Net Realized and Unrealized Gain (Loss) on Investments	11.219	5.583	(7.647)	10.110	6.996
Total from Investment Operations	11.737	6.077	(7.183)	10.542	7.461
Distributions
Dividends from Net Investment Income	(.557)	(.477)	(.447)	(.422)	(.461)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.557)	(.477)	(.447)	(.422)	(.461)
Net Asset Value, End of Period	$53.54	$42.36	$36.76	$44.39	$34.27
Total Return[2]	27.91%	16.74%	-16.28%	31.04%	27.83%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,859	$8,489	$7,512	$8,573	$5,305
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.14%[3]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.31%	1.12%	1.13%	1.60%
Portfolio Turnover Rate	4%	5%[4]	8%[4]	4%[4]	18%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
12

FTSE Social Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$30.49	$26.47	$31.96	$24.67	$19.63
Investment Operations
Net Investment Income[1]	.380	.362	.340	.317	.339
Net Realized and Unrealized Gain (Loss) on Investments	8.078	4.007	(5.502)	7.282	5.037
Total from Investment Operations	8.458	4.369	(5.162)	7.599	5.376
Distributions
Dividends from Net Investment Income	(.408)	(.349)	(.328)	(.309)	(.336)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.408)	(.349)	(.328)	(.309)	(.336)
Net Asset Value, End of Period	$38.54	$30.49	$26.47	$31.96	$24.67
Total Return	27.95%	16.71%	-16.25%	31.09%	27.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,425	$7,570	$5,993	$6,630	$4,003
Ratio of Total Expenses to Average Net Assets	0.12%[2]	0.12%[2]	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.12%	1.33%	1.14%	1.15%	1.62%
Portfolio Turnover Rate	4%	5%[3]	8%[3]	4%[3]	18%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.12%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
13

FTSE Social Index Fund
Notes to Financial Statements
Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
14

FTSE Social Index Fund
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received.  Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $588,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $14,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2024, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	37,515
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	10,584,515
Capital Loss Carryforwards	(607,352)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	10,014,678
15

FTSE Social Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	217,313	177,396
Long-Term Capital Gains	—	—
Total	217,313	177,396
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	10,677,677
Gross Unrealized Appreciation	11,238,713
Gross Unrealized Depreciation	(654,198)
Net Unrealized Appreciation (Depreciation)	10,584,515
F.	During the year ended August 31, 2024, the fund purchased $1,512,196,000 of investment securities and sold $658,558,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $160,673,000 and sales were $71,101,000, resulting in net realized loss of $3,057,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,605,557	34,161	1,332,404	35,434
Issued in Lieu of Cash Distributions	96,196	2,070	83,378	2,266
Redeemed	(1,575,928)	(33,820)	(1,558,993)	(41,603)
Net Increase (Decrease)—Admiral Shares	125,825	2,411	(143,211)	(3,903)
Institutional Shares
Issued	1,626,167	48,432	1,105,824	40,369
Issued in Lieu of Cash Distributions	104,365	3,114	80,161	3,020
Redeemed	(987,824)	(29,305)	(583,217)	(21,539)
Net Increase (Decrease)—Institutional Shares	742,708	22,241	602,768	21,850
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund") as of August 31, 2024, the related statement of operations for the year ended August 31, 2024, the statement of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2024 and the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Tax information (unaudited)
For corporate shareholders, 98.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $202,924,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
The fund hereby designates for the fiscal year $661,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Q2130 102024
18

Financial Statements
For the year ended August 31, 2024
Vanguard U.S. Sector Index Funds
Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Utilities Index Fund

Contents
Communication Services Index Fund	1
Consumer Discretionary Index Fund	13
Consumer Staples Index Fund	28
Energy Index Fund	40
Financials Index Fund	52
Health Care Index Fund	68
Industrials Index Fund	85
Information Technology Index Fund	101
Materials Index Fund	116
Utilities Index Fund	128
Report of Independent Registered Public Accounting Firm	139
Tax information	140

Communication Services Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Diversified Telecommunication Services (10.9%)
	Verizon Communications Inc.	4,565,712	190,755
	AT&T Inc.	8,201,078	163,201
*	Frontier Communications Parent Inc.	679,965	19,583
*	Lumen Technologies Inc.	3,684,012	19,341
*	Liberty Global Ltd. Class C	632,207	12,436
*	Liberty Global Ltd. Class A	591,654	11,449
	Cogent Communications Holdings Inc.	160,924	11,262
	Iridium Communications Inc.	398,395	10,279
*	Liberty Latin America Ltd. Class C	479,175	4,538
*	Globalstar Inc.	2,848,050	3,560
	Shenandoah Telecommunications Co.	172,822	2,613
	IDT Corp. Class B	62,301	2,390
*	Bandwidth Inc. Class A	94,072	1,614
*	Anterix Inc.	41,900	1,486
*	Consolidated Communications Holdings Inc.	288,461	1,318
*	Liberty Latin America Ltd. Class A	134,571	1,274
	ATN International Inc.	37,274	997
			458,096
Entertainment (19.8%)
*	Netflix Inc.	270,522	189,731
	Walt Disney Co.	1,792,608	162,016
	Electronic Arts Inc.	456,320	69,278
*	Roblox Corp. Class A	1,320,563	58,091
*	Take-Two Interactive Software Inc.	339,096	54,835
*	Liberty Media Corp.-Liberty Formula One Class C	610,210	47,627
*	Warner Bros Discovery Inc.	5,782,127	45,332
*	Live Nation Entertainment Inc.	430,282	42,026
	TKO Group Holdings Inc.	270,316	31,959
*	Roku Inc.	460,266	31,192
[1]	Endeavor Group Holdings Inc. Class A	657,566	18,070
	Warner Music Group Corp. Class A	462,145	13,222
*	Madison Square Garden Sports Corp.	56,648	11,842
*	Cinemark Holdings Inc.	399,041	10,926
*	Atlanta Braves Holdings Inc. Class C	172,385	7,392
*	Liberty Media Corp.-Liberty Live Class C	178,114	7,190
*	Madison Square Garden Entertainment Corp.	146,414	6,182
*,1	AMC Entertainment Holdings Inc. Class A	1,108,169	5,341
*	Sphere Entertainment Co.	96,004	4,474
*	IMAX Corp.	167,843	3,557
*	Lions Gate Entertainment Corp. Class B	448,429	3,103
*	Liberty Media Corp.-Liberty Live Class A	76,840	3,043
*	Lions Gate Entertainment Corp. Class A	220,236	1,711
	Marcus Corp.	89,596	1,268
*	Vivid Seats Inc. Class A	246,153	1,145
*	Atlanta Braves Holdings Inc. Class A	25,079	1,144
*	Eventbrite Inc. Class A	274,494	873
*	Playstudios Inc.	376,725	573
*,1	Skillz Inc.	40,916	241
			833,384
Interactive Media & Services (48.9%)
	Meta Platforms Inc. Class A	1,793,730	935,089
	Alphabet Inc. Class A	3,184,096	520,218
	Alphabet Inc. Class C	2,442,248	403,240
*	Pinterest Inc. Class A	1,282,410	41,088
*	Match Group Inc.	944,630	35,150
*	Snap Inc. Class A	3,260,886	30,457
*	IAC Inc.	270,428	14,273
*	ZoomInfo Technologies Inc.	978,832	9,681
*	Cargurus Inc.	313,299	9,079

Communication Services Index Fund
		Shares	Market Value• ($000)
*	Ziff Davis Inc.	172,455	8,428
*	Yelp Inc.	239,582	8,369
*	TripAdvisor Inc.	402,952	5,847
*	Reddit Inc. Class A	91,678	5,503
*	Cars.com Inc.	235,393	4,199
*	QuinStreet Inc.	196,834	3,761
	Shutterstock Inc.	94,029	3,374
*	Vimeo Inc.	569,197	3,045
*	ZipRecruiter Inc. Class A	258,563	2,469
*	Bumble Inc. Class A	355,563	2,386
*	Mediaalpha Inc. Class A	121,620	2,165
*	EverQuote Inc. Class A	87,314	2,157
*	Taboola.com Ltd.	599,168	2,097
*	fuboTV Inc.	1,128,058	1,895
*	Nextdoor Holdings Inc.	637,791	1,594
*,1	Rumble Inc.	219,098	1,260
*	Angi Inc.	268,817	726
			2,057,550
Media (16.7%)
	Comcast Corp. Class A	4,353,683	172,275
*	Trade Desk Inc. Class A	709,322	74,145
*	Charter Communications Inc. Class A	190,583	66,235
	Omnicom Group Inc.	483,398	48,548
	Interpublic Group of Cos. Inc.	1,264,896	41,248
	News Corp. Class A	1,373,768	38,919
	Fox Corp. Class A	865,066	35,788
	New York Times Co. Class A	567,288	31,161
*	Liberty Broadband Corp. Class C	436,103	27,204
	Nexstar Media Group Inc.	116,718	19,945
	Fox Corp. Class B	515,985	19,829
	Paramount Global Class B	1,550,665	16,235
*	Liberty Media Corp.-Liberty SiriusXM	484,844	11,554
	News Corp. Class B	390,167	11,483
[1]	Sirius XM Holdings Inc.	2,737,081	9,005
	TEGNA Inc.	634,134	8,802
*	EchoStar Corp. Class A	471,721	8,746
	John Wiley & Sons Inc. Class A	161,754	7,814
*	Magnite Inc.	472,329	6,513
	Cable One Inc.	16,847	5,942
*	Liberty Media Corp.-Liberty SiriusXM Class A	230,879	5,497
*	Integral Ad Science Holding Corp.	270,737	3,149
*	Liberty Broadband Corp. Class A	50,278	3,079
	Scholastic Corp.	93,833	2,991
*	Gannett Co. Inc.	525,334	2,779
*	TechTarget Inc.	95,757	2,552
*	PubMatic Inc. Class A	155,616	2,428
*	Stagwell Inc.	336,840	2,422
*	Thryv Holdings Inc.	127,538	2,324
	Sinclair Inc.	127,140	1,770
	Gray Television Inc.	321,492	1,640
*	Advantage Solutions Inc.	423,153	1,638
*	Altice USA Inc. Class A	775,022	1,426
*	Clear Channel Outdoor Holdings Inc.	915,457	1,373
*	Boston Omaha Corp. Class A	92,712	1,325
*	AMC Networks Inc. Class A	115,939	1,142
*	WideOpenWest Inc.	158,310	874
*	iHeartMedia Inc. Class A	397,957	621
*	Cardlytics Inc.	155,646	608
*	EW Scripps Co. Class A	217,254	428
			701,457
Other (0.0%)[2]
*,3	GCI Liberty Inc.	188,049	—
Wireless Telecommunication Services (3.4%)
	T-Mobile US Inc.	646,179	128,409
	Telephone and Data Systems Inc.	376,551	8,894
*	United States Cellular Corp.	59,581	3,314

Communication Services Index Fund
		Shares	Market Value• ($000)
*	Gogo Inc.	237,289	1,891
			142,508
Total Common Stocks (Cost $4,001,536)			4,192,995
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[4,5]	Vanguard Market Liquidity Fund, 5.373% (Cost $37,377)	373,834	37,380
Total Investments (100.6%) (Cost $4,038,913)			4,230,375
Other Assets and Liabilities—Net (-0.6%)			(27,151)
Net Assets (100.0%)			4,203,224
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $25,940,000.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $28,762,000 was received for securities on loan, of which $28,363,000 is held in Vanguard Market Liquidity Fund and $399,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Paramount Global Inc. Class B	8/29/25	BANA	4,083	(5.320)	—	—
T-Mobile US Inc.	1/31/25	CITNA	6,160	(5.335)	—	(6)
					—	(6)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.
At August 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $675,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,001,536)	4,192,995
Affiliated Issuers (Cost $37,377)	37,380
Total Investments in Securities	4,230,375
Investment in Vanguard	118
Cash	737
Receivables for Investment Securities Sold	80,925
Receivables for Accrued Income	948
Receivables for Capital Shares Issued	135
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	4,313,238
Liabilities
Payables for Investment Securities Purchased	75,518
Collateral for Securities on Loan	28,762
Payables for Capital Shares Redeemed	5,543
Payables to Vanguard	185
Unrealized Depreciation—Over-the-Counter Swap Contracts	6
Total Liabilities	110,014
Net Assets	4,203,224
1 Includes $25,940,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	4,778,966
Total Distributable Earnings (Loss)	(575,742)
Net Assets	4,203,224

ETF Shares—Net Assets
Applicable to 28,655,502 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,990,406
Net Asset Value Per Share—ETF Shares	$139.25

Admiral Shares—Net Assets
Applicable to 2,999,061 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	212,818
Net Asset Value Per Share—Admiral Shares	$70.96

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	41,125
Interest[1]	369
Securities Lending—Net	5,893
Total Income	47,387
Expenses
The Vanguard Group—Note B
Investment Advisory Services	81
Management and Administrative—ETF Shares	3,236
Management and Administrative—Admiral Shares	157
Marketing and Distribution—ETF Shares	189
Marketing and Distribution—Admiral Shares	9
Custodian Fees	22
Auditing Fees	32
Shareholders’ Reports—ETF Shares	194
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	3
Other Expenses	18
Total Expenses	3,943
Expenses Paid Indirectly	(1)
Net Expenses	3,942
Net Investment Income	43,445
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	329,249
Swap Contracts	(56)
Realized Net Gain (Loss)	329,193
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	601,190
Swap Contracts	187
Change in Unrealized Appreciation (Depreciation)	601,377
Net Increase (Decrease) in Net Assets Resulting from Operations	974,015
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $369,000, $1,000, less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $519,658,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,445	33,642
Realized Net Gain (Loss)	329,193	(32,353)
Change in Unrealized Appreciation (Depreciation)	601,377	458,579
Net Increase (Decrease) in Net Assets Resulting from Operations	974,015	459,868
Distributions
ETF Shares	(39,108)	(27,514)
Admiral Shares	(1,738)	(839)
Total Distributions	(40,846)	(28,353)
Capital Share Transactions
ETF Shares	(325,506)	290,125
Admiral Shares	56,606	29,898
Net Increase (Decrease) from Capital Share Transactions	(268,900)	320,023
Total Increase (Decrease)	664,269	751,538
Net Assets
Beginning of Period	3,538,955	2,787,417
End of Period	4,203,224	3,538,955

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$109.41	$94.12	$149.87	$108.04	$87.24
Investment Operations
Net Investment Income[1]	1.366	1.128	1.110	1.018	1.005
Net Realized and Unrealized Gain (Loss) on Investments	29.757	15.127	(55.695)	41.708	20.743
Total from Investment Operations	31.123	16.255	(54.585)	42.726	21.748
Distributions
Dividends from Net Investment Income	(1.283)	(.965)	(1.165)	(.896)	(.948)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.283)	(.965)	(1.165)	(.896)	(.948)
Net Asset Value, End of Period	$139.25	$109.41	$94.12	$149.87	$108.04
Total Return	28.62%	17.46%	-36.61%	39.75%	25.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,990	$3,424	$2,717	$4,787	$2,914
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.19%	0.92%	0.80%	1.09%
Portfolio Turnover Rate[3]	15%	15%	16%	15%	15%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$55.75	$47.97	$76.38	$55.06	$44.46
Investment Operations
Net Investment Income[1]	.690	.591	.572	.519	.512
Net Realized and Unrealized Gain (Loss) on Investments	15.176	7.682	(28.388)	21.259	10.571
Total from Investment Operations	15.866	8.273	(27.816)	21.778	11.083
Distributions
Dividends from Net Investment Income	(.656)	(.493)	(.594)	(.458)	(.483)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.656)	(.493)	(.594)	(.458)	(.483)
Net Asset Value, End of Period	$70.96	$55.75	$47.97	$76.38	$55.06
Total Return[2]	28.64%	17.44%	-36.61%	39.76%	25.16%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$213	$115	$70	$124	$67
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.08%	1.21%	0.93%	0.79%	1.10%
Portfolio Turnover Rate[4]	15%	15%	16%	15%	15%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund
Notes to Financial Statements
Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may

Communication Services Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $118,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,192,995	—	—	4,192,995
Temporary Cash Investments	37,380	—	—	37,380
Total	4,230,375	—	—	4,230,375
Derivative Financial Instruments
Liabilities
Swap Contracts	—	(6)	—	(6)

Communication Services Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	518,766
Total Distributable Earnings (Loss)	(518,766)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,054
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	168,755
Capital Loss Carryforwards	(755,551)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(575,742)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	40,846	28,353
Long-Term Capital Gains	—	—
Total	40,846	28,353
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,061,620
Gross Unrealized Appreciation	798,531
Gross Unrealized Depreciation	(629,776)
Net Unrealized Appreciation (Depreciation)	168,755
F.	During the year ended August 31, 2024, the fund purchased $669,106,000 of investment securities and sold $604,121,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,227,075,000 and $1,561,803,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $6,467,000 and sales were $20,519,000, resulting in net realized loss of $4,755,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,242,282[1]	10,010[1]	1,133,331	11,775
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,567,788)[1]	(12,650)[1]	(843,206)	(9,350)
Net Increase (Decrease)—ETF Shares	(325,506)	(2,640)	290,125	2,425

Communication Services Index Fund
	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	148,084	2,359	74,117	1,497
Issued in Lieu of Cash Distributions	1,432	23	687	14
Redeemed	(92,910)	(1,444)	(44,906)	(909)
Net Increase (Decrease)—Admiral Shares	56,606	938	29,898	602
1	Includes unsettled in-kind transactions as of August 31, 2024 for 650,000 issued shares and 675,000 redeemed shares valued at $89,971,000 and $88,559,000, respectively, which settled shortly afterwards.
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (100.0%)
Automobile Components (2.3%)
*	Aptiv plc	333,984	23,890
	BorgWarner Inc. (XNYS)	309,016	10,528
	Autoliv Inc.	101,665	10,418
	Gentex Corp.	310,488	9,728
*	Modine Manufacturing Co.	75,534	9,181
	Lear Corp.	77,551	9,046
*	Dorman Products Inc.	49,265	5,588
	LCI Industries	44,803	5,280
	Patrick Industries Inc.	40,008	5,170
*	Visteon Corp.	46,873	4,745
	Phinia Inc.	96,762	4,641
*,1	QuantumScape Corp.	714,451	4,151
*	Goodyear Tire & Rubber Co.	463,859	4,091
*	Adient plc	166,953	3,776
*	Gentherm Inc.	72,364	3,657
*	Fox Factory Holding Corp.	86,239	3,491
*	XPEL Inc.	78,096	3,381
	Dana Inc.	276,920	3,126
	Standard Motor Products Inc.	82,871	2,677
*	Garrett Motion Inc.	294,979	2,463
*	American Axle & Manufacturing Holdings Inc.	371,494	2,389
*	Mobileye Global Inc. Class A	161,526	2,307
*	Stoneridge Inc.	122,134	1,751
*,1	Luminar Technologies Inc.	1,222,828	1,247
*	Solid Power Inc.	600,018	858
*	Holley Inc.	238,072	769
			138,349
Automobiles (13.7%)
*	Tesla Inc.	3,204,129	686,036
	General Motors Co.	1,320,944	65,756
	Ford Motor Co.	4,508,994	50,456
*	Rivian Automotive Inc. Class A	990,348	13,994
	Thor Industries Inc.	74,923	8,036
	Harley-Davidson Inc.	196,717	7,365
*,1	Lucid Group Inc.	1,671,612	6,720
	Winnebago Industries Inc.	62,398	3,723
*,1	Canoo Inc.	273,355	415
			842,501
Broadline Retail (25.1%)
*	Amazon.com Inc.	7,633,610	1,362,599
*	MercadoLibre Inc.	51,673	106,532
	eBay Inc.	600,739	35,504
*	Etsy Inc.	160,371	8,835
*	Ollie's Bargain Outlet Holdings Inc.	93,071	8,335
	Macy's Inc.	396,116	6,167
	Nordstrom Inc.	195,250	4,362
	Kohl's Corp.	193,586	3,754
	Dillard's Inc. Class A	8,218	2,786
*,1	Groupon Inc.	103,955	1,442
*	Qurate Retail Inc. Series A	1,619,829	972
*	ContextLogic Inc. Class A	92,492	499
*,1	Big Lots Inc.	123,975	68
			1,541,855
Distributors (0.9%)
	Genuine Parts Co.	166,884	23,908
	Pool Corp.	47,531	16,713
	LKQ Corp.	337,276	14,027
*,1	GigaCloud Technology Inc. Class A	84,061	1,634

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	A-Mark Precious Metals Inc.	454	18
			56,300
Diversified Consumer Services (1.8%)
	Service Corp. International	188,274	14,736
	H&R Block Inc.	191,054	12,096
*	Bright Horizons Family Solutions Inc.	76,097	10,708
*	Duolingo Inc.	44,786	9,520
*	Grand Canyon Education Inc.	46,048	6,677
*	frontdoor Inc.	137,363	6,604
*	Stride Inc.	72,121	5,939
*	Adtalem Global Education Inc.	74,599	5,648
	Graham Holdings Co. Class B	6,138	4,881
	ADT Inc.	582,597	4,247
	Laureate Education Inc.	262,143	4,042
	Strategic Education Inc.	40,328	3,892
	OneSpaWorld Holdings Ltd.	220,522	3,500
	Perdoceo Education Corp.	154,606	3,469
*	Universal Technical Institute Inc.	176,328	3,077
*	Coursera Inc.	372,129	3,014
*	Mister Car Wash Inc.	369,635	2,406
*	Udemy Inc.	281,462	2,384
	Carriage Services Inc.	60,390	2,002
*	Chegg Inc.	454,910	983
*	European Wax Center Inc. Class A	140,959	973
*	WW International Inc.	345,783	270
			111,068
Hotels, Restaurants & Leisure (21.8%)
	McDonald's Corp.	810,226	233,880
	Booking Holdings Inc.	38,394	150,091
	Starbucks Corp.	1,286,081	121,625
*	Chipotle Mexican Grill Inc.	1,563,606	87,687
	Marriott International Inc. Class A	280,884	65,921
	Hilton Worldwide Holdings Inc.	289,545	63,596
*	Airbnb Inc. Class A	503,257	59,037
*	Royal Caribbean Cruises Ltd.	284,262	46,795
	Yum! Brands Inc.	325,480	43,914
*	DoorDash Inc. Class A	329,946	42,467
	Darden Restaurants Inc.	144,765	22,895
*	Expedia Group Inc.	159,226	22,147
*	Carnival Corp.	1,234,413	20,368
*	DraftKings Inc. Class A	517,421	17,851
	Las Vegas Sands Corp.	453,224	17,671
	Domino's Pizza Inc.	42,345	17,540
	Wingstop Inc.	37,478	14,471
	Texas Roadhouse Inc.	85,188	14,375
*	Light & Wonder Inc.	118,692	13,035
	Aramark	332,717	12,187
*	MGM Resorts International	322,864	12,136
	Churchill Downs Inc.	87,151	12,111
*	Caesars Entertainment Inc.	292,361	11,004
*	Norwegian Cruise Line Holdings Ltd.	581,004	10,394
*	Planet Fitness Inc. Class A	124,837	10,138
	Wynn Resorts Ltd.	131,017	10,073
	Hyatt Hotels Corp. Class A	62,338	9,470
	Vail Resorts Inc.	51,304	9,322
	Wyndham Hotels & Resorts Inc.	115,864	9,118
*	Cava Group Inc.	74,126	8,453
	Six Flags Entertainment Corp.	160,693	7,035
	Boyd Gaming Corp.	113,126	6,790
[1]	Choice Hotels International Inc.	51,388	6,557
*	Dutch Bros Inc. Class A	205,002	6,355
*	Shake Shack Inc. Class A	60,182	5,983
*	Sweetgreen Inc. Class A	184,451	5,830
*	Brinker International Inc.	80,975	5,791
	Red Rock Resorts Inc. Class A	91,820	5,351
	Travel & Leisure Co.	119,702	5,298
	Wendy's Co.	296,952	5,024
*	Penn Entertainment Inc.	264,227	4,920
*	Hilton Grand Vacations Inc.	125,215	4,831

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Marriott Vacations Worldwide Corp.	56,484	4,180
	Cheesecake Factory Inc.	102,658	4,035
*	Life Time Group Holdings Inc.	169,456	3,986
*	United Parks & Resorts Inc.	77,519	3,815
*	Everi Holdings Inc.	279,776	3,651
	Papa John's International Inc.	73,672	3,490
	Monarch Casino & Resort Inc.	43,145	3,276
*	Sabre Corp.	1,009,673	3,080
*	Portillo's Inc. Class A	242,650	2,987
	Bloomin' Brands Inc.	168,115	2,942
*	Chuy's Holdings Inc.	76,858	2,859
	Krispy Kreme Inc.	251,177	2,831
	Jack in the Box Inc.	56,824	2,805
	Golden Entertainment Inc.	85,622	2,773
*	Accel Entertainment Inc.	223,707	2,608
*	Playa Hotels & Resorts NV	320,793	2,528
[1]	Cracker Barrel Old Country Store Inc.	61,446	2,432
*	Dave & Buster's Entertainment Inc.	74,332	2,330
*	BJ's Restaurants Inc.	75,023	2,298
*	First Watch Restaurant Group Inc.	132,826	2,193
	Dine Brands Global Inc.	61,176	1,934
*	Bally's Corp.	107,075	1,842
	RCI Hospitality Holdings Inc.	37,275	1,699
*	Lindblad Expeditions Holdings Inc.	165,486	1,642
*,1	Kura Sushi USA Inc. Class A	24,603	1,624
*	Target Hospitality Corp.	155,365	1,505
*	Denny's Corp.	219,567	1,436
[1]	Bowlero Corp. Class A	121,155	1,339
*	Xponential Fitness Inc. Class A	102,702	1,327
*	Soho House & Co. Inc.	155,322	977
*	Biglari Holdings Inc. Class B	3,168	567
*,1	Sonder Holdings Inc.	40,993	279
*	Vacasa Inc. Class A	28,832	97
			1,336,904
Household Durables (6.6%)
	DR Horton Inc.	343,133	64,770
	Lennar Corp. Class A	282,736	51,475
*	NVR Inc.	3,759	34,479
	Garmin Ltd.	182,677	33,483
	PulteGroup Inc.	253,228	33,338
	Toll Brothers Inc.	130,900	18,859
*	TopBuild Corp.	39,824	15,652
	Tempur Sealy International Inc.	227,542	11,930
*	Mohawk Industries Inc.	75,578	11,725
*	Taylor Morrison Home Corp.	149,251	10,049
	Meritage Homes Corp.	50,542	10,011
	KB Home	111,841	9,362
	Whirlpool Corp.	80,992	8,123
*	Champion Homes Inc.	84,491	7,892
	Installed Building Products Inc.	35,460	7,883
*	M/I Homes Inc.	45,254	7,212
*	Tri Pointe Homes Inc.	153,760	6,833
*	Cavco Industries Inc.	13,399	5,538
*	Green Brick Partners Inc.	67,427	5,312
	Century Communities Inc.	52,887	5,292
	Newell Brands Inc.	684,407	4,853
*	LGI Homes Inc.	41,890	4,519
	La-Z-Boy Inc.	98,537	3,998
	Leggett & Platt Inc.	305,938	3,867
*	Hovnanian Enterprises Inc. Class A	16,282	3,521
*	Dream Finders Homes Inc. Class A	92,922	3,108
	Worthington Enterprises Inc.	67,712	3,101
*	Sonos Inc.	250,411	3,063
*	Beazer Homes USA Inc.	97,429	3,048
*	Vizio Holding Corp. Class A	261,304	2,934
	Ethan Allen Interiors Inc.	88,640	2,790
*	Helen of Troy Ltd.	43,768	2,336
*	Lovesac Co.	58,792	1,366
*	Legacy Housing Corp.	48,521	1,308

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Cricut Inc. Class A	192,062	1,110
*	Traeger Inc.	257,297	924
*	iRobot Corp.	121,557	890
*	GoPro Inc. Class A	552,664	707
			406,661
Leisure Products (1.1%)
	Hasbro Inc.	176,113	12,004
*	Mattel Inc.	492,088	9,340
	Brunswick Corp.	98,242	7,766
	Polaris Inc.	81,971	6,939
*	YETI Holdings Inc.	142,453	5,744
*	Vista Outdoor Inc.	114,153	4,571
*	Peloton Interactive Inc. Class A	929,192	4,330
	Acushnet Holdings Corp.	64,486	4,320
*	Topgolf Callaway Brands Corp.	287,200	2,889
*	Malibu Boats Inc. Class A	76,028	2,765
	Sturm Ruger & Co. Inc.	62,514	2,633
	Smith & Wesson Brands Inc.	165,192	2,435
*	Funko Inc. Class A	113,410	1,187
*	Latham Group Inc.	179,614	1,123
*	AMMO Inc.	424,094	674
	Johnson Outdoors Inc. Class A	16,168	581
	Clarus Corp.	128,121	552
*	Solo Brands Inc. Class A	127,095	174
			70,027
Specialty Retail (21.8%)
	Home Depot Inc.	1,109,738	408,939
	Lowe's Cos. Inc.	643,961	160,024
	TJX Cos. Inc.	1,278,596	149,941
*	O'Reilly Automotive Inc.	67,662	76,456
*	AutoZone Inc.	19,761	62,869
	Ross Stores Inc.	387,424	58,350
	Tractor Supply Co.	126,818	33,930
	Best Buy Co. Inc.	240,447	24,141
*	Burlington Stores Inc.	80,134	21,495
	Williams-Sonoma Inc.	154,620	20,770
*	Ulta Beauty Inc.	58,380	20,599
*	Carvana Co.	132,757	19,996
	Dick's Sporting Goods Inc.	75,182	17,815
*	CarMax Inc.	200,324	16,937
*	Floor & Decor Holdings Inc. Class A	128,752	14,477
	Murphy USA Inc.	26,159	13,593
	Lithia Motors Inc.	37,513	11,294
*	Abercrombie & Fitch Co. Class A	71,386	10,534
*	GameStop Corp. Class A	407,742	9,549
	Bath & Body Works Inc.	273,908	8,425
	Group 1 Automotive Inc.	21,059	7,934
*	Valvoline Inc.	181,297	7,651
	Gap Inc.	334,361	7,500
*	Chewy Inc. Class A	260,662	7,442
*	AutoNation Inc.	40,912	7,282
*	Asbury Automotive Group Inc.	28,082	6,898
*	Boot Barn Holdings Inc.	49,850	6,688
	Academy Sports & Outdoors Inc.	116,818	6,481
	American Eagle Outfitters Inc.	286,319	5,892
*	RH	22,994	5,834
	Penske Automotive Group Inc.	34,167	5,812
	Signet Jewelers Ltd.	67,827	5,704
*	Five Below Inc.	75,271	5,678
*	Wayfair Inc. Class A	128,723	5,477
	Foot Locker Inc.	168,772	5,256
	Advance Auto Parts Inc.	92,244	4,180
*	Urban Outfitters Inc.	111,808	4,061
*	Victoria's Secret & Co.	167,023	3,918
	Caleres Inc.	89,595	3,775
*	Sally Beauty Holdings Inc.	286,819	3,743
	Upbound Group Inc.	108,702	3,620
	Buckle Inc.	82,584	3,460
	Sonic Automotive Inc. Class A	49,265	3,071

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
	Camping World Holdings Inc. Class A	139,798	3,067
*	Warby Parker Inc. Class A	201,964	3,013
	Winmark Corp.	8,345	3,009
*	Revolve Group Inc.	129,872	2,977
	Shoe Carnival Inc.	73,068	2,955
*	MarineMax Inc.	89,177	2,829
	Monro Inc.	102,821	2,785
*	ODP Corp.	86,663	2,674
*	National Vision Holdings Inc.	203,508	2,149
	Guess? Inc.	101,918	2,112
*,1	EVgo Inc.	449,020	2,034
	Arhaus Inc.	159,556	1,964
*	Zumiez Inc.	70,078	1,944
	Arko Corp.	282,663	1,770
*	Leslie's Inc.	563,926	1,703
*	America's Car-Mart Inc.	26,878	1,627
	Haverty Furniture Cos. Inc.	59,165	1,621
*	Beyond Inc.	160,256	1,575
	Aaron's Co. Inc.	139,675	1,409
*	Genesco Inc.	45,591	1,376
*	Sleep Number Corp.	88,266	1,343
*	Petco Health & Wellness Co. Inc.	409,627	1,307
*	Stitch Fix Inc. Class A	337,226	1,275
	Designer Brands Inc. Class A	185,875	1,234
*	OneWater Marine Inc. Class A	48,496	1,165
*	1-800-Flowers.com Inc. Class A	124,158	997
*	Lands' End Inc.	55,599	861
*	ThredUP Inc. Class A	333,348	305
*	PetMed Express Inc.	92,305	295
*,1	Children's Place Inc.	22,273	127
			1,340,993
Textiles, Apparel & Luxury Goods (4.9%)
	NIKE Inc. Class B	1,376,628	114,701
*	Lululemon Athletica Inc.	133,195	34,560
*	Deckers Outdoor Corp.	30,659	29,411
	Tapestry Inc.	297,965	12,208
*	Skechers USA Inc. Class A	177,853	12,179
*	Crocs Inc.	79,895	11,678
	VF Corp.	512,030	9,324
	Ralph Lauren Corp.	54,273	9,295
	PVH Corp.	80,098	7,905
*	Capri Holdings Ltd.	181,767	6,493
	Kontoor Brands Inc.	80,809	6,049
	Steven Madden Ltd.	121,727	5,490
	Columbia Sportswear Co.	61,255	4,945
*	Hanesbrands Inc.	757,885	4,813
	Carter's Inc.	67,594	4,454
*	Under Armour Inc. Class A	489,361	3,763
	Levi Strauss & Co. Class A	186,766	3,599
	Wolverine World Wide Inc.	242,259	3,321
*	Under Armour Inc. Class C	433,133	3,231
	Oxford Industries Inc.	34,515	3,002
*	G-III Apparel Group Ltd.	112,474	2,977
*	Figs Inc. Class A	471,122	2,907
	Movado Group Inc.	69,218	1,652
*	Allbirds Inc. Class A	453,767	320
			298,277
Total Common Stocks (Cost $5,380,750)			6,142,935

Consumer Discretionary Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $18,061)	180,676	18,066
Total Investments (100.3%) (Cost $5,398,811)			6,161,001
Other Assets and Liabilities—Net (-0.3%)			(20,798)
Net Assets (100.0%)			6,140,203
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $15,591,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $17,721,000 was received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,380,750)	6,142,935
Affiliated Issuers (Cost $18,061)	18,066
Total Investments in Securities	6,161,001
Investment in Vanguard	178
Receivables for Investment Securities Sold	64,338
Receivables for Accrued Income	5,332
Receivables for Capital Shares Issued	276
Total Assets	6,231,125
Liabilities
Due to Custodian	8,521
Payables for Investment Securities Purchased	63,724
Collateral for Securities on Loan	17,721
Payables for Capital Shares Redeemed	690
Payables to Vanguard	266
Total Liabilities	90,922
Net Assets	6,140,203
1 Includes $15,591,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	5,937,486
Total Distributable Earnings (Loss)	202,717
Net Assets	6,140,203

ETF Shares—Net Assets
Applicable to 17,267,613 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,542,967
Net Asset Value Per Share—ETF Shares	$321.00

Admiral Shares—Net Assets
Applicable to 3,594,432 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	597,236
Net Asset Value Per Share—Admiral Shares	$166.16

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	51,954
Interest[1]	344
Securities Lending—Net	2,052
Total Income	54,350
Expenses
The Vanguard Group—Note B
Investment Advisory Services	120
Management and Administrative—ETF Shares	4,660
Management and Administrative—Admiral Shares	548
Marketing and Distribution—ETF Shares	216
Marketing and Distribution—Admiral Shares	28
Custodian Fees	18
Auditing Fees	32
Shareholders’ Reports—ETF Shares	180
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	4
Other Expenses	18
Total Expenses	5,832
Expenses Paid Indirectly	(2)
Net Expenses	5,830
Net Investment Income	48,520
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	314,522
Swap Contracts	1,219
Realized Net Gain (Loss)	315,741
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	304,802
Net Increase (Decrease) in Net Assets Resulting from Operations	669,063
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $344,000, $2,000, less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $381,399,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,520	47,772
Realized Net Gain (Loss)	315,741	65,855
Change in Unrealized Appreciation (Depreciation)	304,802	437,352
Net Increase (Decrease) in Net Assets Resulting from Operations	669,063	550,979
Distributions
ETF Shares	(45,919)	(42,420)
Admiral Shares	(5,299)	(4,965)
Total Distributions	(51,218)	(47,385)
Capital Share Transactions
ETF Shares	(194,123)	104,338
Admiral Shares	(78,552)	25,960
Net Increase (Decrease) from Capital Share Transactions	(272,675)	130,298
Total Increase (Decrease)	345,170	633,892
Net Assets
Beginning of Period	5,795,033	5,161,141
End of Period	6,140,203	5,795,033

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$286.85	$256.97	$320.99	$246.86	$178.51
Investment Operations
Net Investment Income[1]	2.485	2.493	2.329	1.724	1.998
Net Realized and Unrealized Gain (Loss) on Investments	34.277	29.853	(63.227)	76.697	68.603
Total from Investment Operations	36.762	32.346	(60.898)	78.421	70.601
Distributions
Dividends from Net Investment Income	(2.612)	(2.466)	(3.122)	(4.291)	(2.251)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.612)	(2.466)	(3.122)	(4.291)	(2.251)
Net Asset Value, End of Period	$321.00	$286.85	$256.97	$320.99	$246.86
Total Return	12.89%	12.75%	-19.11%	32.39%	39.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,543	$5,187	$4,638	$6,658	$4,026
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.99%	0.78%	0.60%	1.06%
Portfolio Turnover Rate[3]	6%	11%	9%	8%	10%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$148.47	$133.01	$166.15	$127.78	$92.40
Investment Operations
Net Investment Income[1]	1.279	1.287	1.211	.889	1.033
Net Realized and Unrealized Gain (Loss) on Investments	17.762	15.450	(32.737)	39.704	35.512
Total from Investment Operations	19.041	16.737	(31.526)	40.593	36.545
Distributions
Dividends from Net Investment Income	(1.351)	(1.277)	(1.614)	(2.223)	(1.165)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.351)	(1.277)	(1.614)	(2.223)	(1.165)
Net Asset Value, End of Period	$166.16	$148.47	$133.01	$166.15	$127.78
Total Return[2]	12.90%	12.75%	-19.11%	32.39%	40.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$597	$608	$523	$753	$437
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.98%	0.79%	0.60%	1.06%
Portfolio Turnover Rate[4]	6%	11%	9%	8%	10%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund
Notes to Financial Statements
Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
The fund had no open swap contracts at August 31, 2024.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Consumer Discretionary Index Fund
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $178,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2024, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	381,368
Total Distributable Earnings (Loss)	(381,368)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The

Consumer Discretionary Index Fund
differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,247
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	746,667
Capital Loss Carryforwards	(555,197)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	202,717
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	51,218	47,385
Long-Term Capital Gains	—	—
Total	51,218	47,385
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,414,334
Gross Unrealized Appreciation	1,344,074
Gross Unrealized Depreciation	(597,407)
Net Unrealized Appreciation (Depreciation)	746,667
F.	During the year ended August 31, 2024, the fund purchased $354,898,000 of investment securities and sold $407,232,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $855,877,000 and $1,061,804,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $10,033,000 and sales were $41,236,000, resulting in net realized loss of $6,364,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	878,723	2,925	947,780	3,535
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,072,846)	(3,740)	(843,442)	(3,500)
Net Increase (Decrease)—ETF Shares	(194,123)	(815)	104,338	35
Admiral Shares
Issued	107,738	701	154,826	1,153
Issued in Lieu of Cash Distributions	4,514	29	4,229	33
Redeemed	(190,804)	(1,232)	(133,095)	(1,026)
Net Increase (Decrease)—Admiral Shares	(78,552)	(502)	25,960	160
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.

Consumer Discretionary Index Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Beverages (19.2%)
	Coca-Cola Co.	10,722,963	777,093
	PepsiCo Inc.	2,168,440	374,880
	Keurig Dr Pepper Inc.	3,239,729	118,606
	Constellation Brands Inc. Class A	488,962	117,698
*	Monster Beverage Corp.	2,218,124	104,540
	Molson Coors Beverage Co. Class B	645,906	34,860
	Brown-Forman Corp. Class B	678,130	30,916
	Coca-Cola Consolidated Inc.	21,114	28,343
*	Celsius Holdings Inc.	496,890	18,897
*	Boston Beer Co. Inc. Class A	51,503	13,994
	MGP Ingredients Inc.	124,624	11,165
	National Beverage Corp.	211,953	9,572
*	Vita Coco Co. Inc.	365,379	9,544
*	Duckhorn Portfolio Inc.	575,338	3,642
			1,653,750
Consumer Staples Distribution & Retail (33.2%)
	Costco Wholesale Corp.	1,182,126	1,054,906
	Walmart Inc.	11,696,997	903,359
	Target Corp.	1,342,100	206,173
	Sysco Corp.	1,489,277	116,119
	Kroger Co.	2,059,921	109,608
	Dollar General Corp.	665,248	55,196
*	Dollar Tree Inc.	641,322	54,185
*	US Foods Holding Corp.	777,746	46,050
	Casey's General Stores Inc.	123,796	44,852
*	Performance Food Group Co.	538,341	40,182
*	Sprouts Farmers Market Inc.	357,624	37,211
*	BJ's Wholesale Club Holdings Inc.	457,853	36,610
	Albertsons Cos. Inc. Class A	1,300,411	25,514
	Walgreens Boots Alliance Inc.	2,469,503	22,843
*	Maplebear Inc.	469,486	16,850
	PriceSmart Inc.	154,865	13,873
	Andersons Inc.	235,902	12,024
*	Chefs' Warehouse Inc.	275,156	11,785
*	Grocery Outlet Holding Corp.	573,060	10,854
	Weis Markets Inc.	150,593	10,177
*	United Natural Foods Inc.	664,756	10,058
	Ingles Markets Inc. Class A	130,351	9,646
	SpartanNash Co.	378,828	8,368
			2,856,443
Food Products (16.3%)
	Mondelez International Inc. Class A	3,852,203	276,627
	General Mills Inc.	1,666,654	120,482
	Kraft Heinz Co.	2,747,181	97,333
	Archer-Daniels-Midland Co.	1,508,741	92,018
	Hershey Co.	450,407	86,956
	Kellanova	857,929	69,158
	McCormick & Co. Inc.	799,311	63,969
	Tyson Foods Inc. Class A	919,738	59,148
	Conagra Brands Inc.	1,563,874	48,793
	Bunge Global SA	474,819	48,137
	J M Smucker Co.	359,314	41,206
	Campbell Soup Co.	691,166	34,365
	Hormel Foods Corp.	1,032,122	33,596
	Ingredion Inc.	240,528	32,305
	Lamb Weston Holdings Inc.	483,251	29,923
*	Freshpet Inc.	187,030	25,436
*	Darling Ingredients Inc.	606,380	25,304
*	Post Holdings Inc.	209,579	24,263

Consumer Staples Index Fund
		Shares	Market Value• ($000)
	Flowers Foods Inc.	843,074	19,593
	Cal-Maine Foods Inc.	222,835	16,053
	Lancaster Colony Corp.	89,598	15,300
	J & J Snack Foods Corp.	84,956	14,459
*	Pilgrim's Pride Corp.	306,341	14,269
*	Simply Good Foods Co.	446,160	14,094
*	TreeHouse Foods Inc.	323,661	13,299
	Fresh Del Monte Produce Inc.	379,384	11,093
*	Vital Farms Inc.	304,603	9,580
	Utz Brands Inc.	563,661	9,520
	WK Kellogg Co.	523,230	8,984
	John B Sanfilippo & Son Inc.	90,882	8,622
*	Hain Celestial Group Inc.	1,004,283	8,034
	B&G Foods Inc.	883,639	7,484
*	Mission Produce Inc.	475,558	5,098
	Tootsie Roll Industries Inc.	161,222	4,792
	Calavo Growers Inc.	189,023	4,351
*,1	Beyond Meat Inc.	689,048	4,189
*	Seneca Foods Corp. Class A	53,370	3,217
*,1	Westrock Coffee Co.	347,060	2,775
*	Benson Hill Inc.	41,793	253
			1,404,078
Household Products (19.4%)
	Procter & Gamble Co.	6,303,915	1,081,374
	Colgate-Palmolive Co.	2,250,068	239,632
	Kimberly-Clark Corp.	992,651	143,597
	Church & Dwight Co. Inc.	757,202	77,144
	Clorox Co.	336,749	53,311
	WD-40 Co.	68,083	17,895
	Spectrum Brands Holdings Inc.	162,011	15,281
	Energizer Holdings Inc.	414,418	13,427
*	Central Garden & Pet Co. Class A	377,179	12,899
	Reynolds Consumer Products Inc.	408,610	12,871
*	Central Garden & Pet Co.	111,915	4,417
			1,671,848
Personal Care Products (3.7%)
	Kenvue Inc.	5,697,834	125,068
	Estee Lauder Cos. Inc. Class A	706,053	64,717
*	e.l.f. Beauty Inc.	204,222	30,590
*	BellRing Brands Inc.	500,900	28,015
*	Coty Inc. Class A	1,778,225	16,680
	Inter Parfums Inc.	109,913	14,161
	Edgewell Personal Care Co.	301,857	12,141
*	Herbalife Ltd.	882,399	7,200
*	USANA Health Sciences Inc.	127,790	5,216
	Nu Skin Enterprises Inc. Class A	555,252	4,958
*	Olaplex Holdings Inc.	1,479,550	3,092
	Medifast Inc.	122,272	2,238
*	Beauty Health Co.	889,142	1,592
			315,668
Tobacco (8.1%)
	Philip Morris International Inc.	3,204,840	395,125
	Altria Group Inc.	4,943,261	265,799
	Vector Group Ltd.	937,031	14,037
	Universal Corp.	196,603	10,676
	Turning Point Brands Inc.	196,978	7,808
			693,445
Total Common Stocks (Cost $7,282,874)			8,595,232

Consumer Staples Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $7,487)	74,890	7,488
Total Investments (100.0%) (Cost $7,290,361)			8,602,720
Other Assets and Liabilities—Net (0.0%)			2,283
Net Assets (100.0%)			8,605,003
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,556,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,482,000 was received for securities on loan, of which $7,480,000 is held in Vanguard Market Liquidity Fund and $2,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Clorox Co.	8/29/25	BANA	9,499	(5.320)	—	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At August 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $1,366,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,282,874)	8,595,232
Affiliated Issuers (Cost $7,487)	7,488
Total Investments in Securities	8,602,720
Investment in Vanguard	228
Cash	2
Receivables for Investment Securities Sold	245,617
Receivables for Accrued Income	10,573
Receivables for Capital Shares Issued	481
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	8,859,621
Liabilities
Due to Custodian	2,968
Payables for Investment Securities Purchased	238,307
Collateral for Securities on Loan	7,482
Payables for Capital Shares Redeemed	5,486
Payables to Vanguard	375
Total Liabilities	254,618
Net Assets	8,605,003
1 Includes $6,556,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	7,708,883
Total Distributable Earnings (Loss)	896,120
Net Assets	8,605,003

ETF Shares—Net Assets
Applicable to 33,353,163 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,259,770
Net Asset Value Per Share—ETF Shares	$217.66

Admiral Shares—Net Assets
Applicable to 12,534,396 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,345,233
Net Asset Value Per Share—Admiral Shares	$107.32

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends[1]	208,796
Interest[2]	548
Securities Lending—Net	3,579
Total Income	212,923
Expenses
The Vanguard Group—Note B
Investment Advisory Services	158
Management and Administrative—ETF Shares	5,736
Management and Administrative—Admiral Shares	1,129
Marketing and Distribution—ETF Shares	304
Marketing and Distribution—Admiral Shares	65
Custodian Fees	55
Auditing Fees	32
Shareholders’ Reports—ETF Shares	286
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	5
Other Expenses	18
Total Expenses	7,805
Expenses Paid Indirectly	(2)
Net Expenses	7,803
Net Investment Income	205,120
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	322,518
Swap Contracts	29
Realized Net Gain (Loss)	322,547
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	639,329
Swap Contracts	—
Change in Unrealized Appreciation (Depreciation)	639,329
Net Increase (Decrease) in Net Assets Resulting from Operations	1,166,996
1	Dividends are net of foreign withholding taxes of $51,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $548,000, less than $1,000, less than $1,000, and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $436,091,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	205,120	204,902
Realized Net Gain (Loss)	322,547	226,883
Change in Unrealized Appreciation (Depreciation)	639,329	(95,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,166,996	336,315
Distributions
ETF Shares	(175,104)	(169,896)
Admiral Shares	(33,095)	(30,958)
Total Distributions	(208,199)	(200,854)
Capital Share Transactions
ETF Shares	(477,157)	81,812
Admiral Shares	(40,751)	(25,525)
Net Increase (Decrease) from Capital Share Transactions	(517,908)	56,287
Total Increase (Decrease)	440,889	191,748
Net Assets
Beginning of Period	8,164,114	7,972,366
End of Period	8,605,003	8,164,114

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$192.42	$188.63	$187.61	$167.31	$154.72
Investment Operations
Net Investment Income[1]	5.155	4.909	4.356	4.385	3.992
Net Realized and Unrealized Gain (Loss) on Investments	25.308	3.705	.907	20.341	12.658
Total from Investment Operations	30.463	8.614	5.263	24.726	16.650
Distributions
Dividends from Net Investment Income	(5.223)	(4.824)	(4.243)	(4.427)	(4.060)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.223)	(4.824)	(4.243)	(4.427)	(4.060)
Net Asset Value, End of Period	$217.66	$192.42	$188.63	$187.61	$167.31
Total Return	16.19%	4.65%	2.83%	15.01%	11.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,260	$6,940	$6,747	$5,908	$5,712
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.63%	2.57%	2.27%	2.50%	2.58%
Portfolio Turnover Rate[3]	9%	9%	5%	8%	3%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$94.88	$93.01	$92.51	$82.50	$76.29
Investment Operations
Net Investment Income[1]	2.538	2.416	2.147	2.160	1.973
Net Realized and Unrealized Gain (Loss) on Investments	12.478	1.831	.448	10.032	6.239
Total from Investment Operations	15.016	4.247	2.595	12.192	8.212
Distributions
Dividends from Net Investment Income	(2.576)	(2.377)	(2.095)	(2.183)	(2.002)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.576)	(2.377)	(2.095)	(2.183)	(2.002)
Net Asset Value, End of Period	$107.32	$94.88	$93.01	$92.51	$82.50
Total Return[2]	16.19%	4.65%	2.85%	15.04%	11.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,345	$1,224	$1,225	$846	$791
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.62%	2.56%	2.27%	2.50%	2.59%
Portfolio Turnover Rate[4]	9%	9%	5%	8%	3%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund
Notes to Financial Statements
Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may

Consumer Staples Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $228,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,595,232	—	—	8,595,232
Temporary Cash Investments	7,488	—	—	7,488
Total	8,602,720	—	—	8,602,720
Derivative Financial Instruments
Assets
Swap Contracts	—	—	—	—

Consumer Staples Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	436,050
Total Distributable Earnings (Loss)	(436,050)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	29,417
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,302,477
Capital Loss Carryforwards	(435,774)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	896,120
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	208,199	200,854
Long-Term Capital Gains	—	—
Total	208,199	200,854
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,300,244
Gross Unrealized Appreciation	1,962,906
Gross Unrealized Depreciation	(660,429)
Net Unrealized Appreciation (Depreciation)	1,302,477
F.	During the year ended August 31, 2024, the fund purchased $724,460,000 of investment securities and sold $756,408,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,032,736,000 and $1,508,960,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $1,272,000 and sales were $19,026,000, resulting in net realized loss of $1,250,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,041,691[1]	5,115[1]	1,190,077	6,226
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,518,848)[1]	(7,830)[1]	(1,108,265)	(5,925)
Net Increase (Decrease)—ETF Shares	(477,157)	(2,715)	81,812	301

Consumer Staples Index Fund
	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	332,518[1]	3,462[1]	326,126	3,468
Issued in Lieu of Cash Distributions	29,441	308	27,369	295
Redeemed	(402,710)[1]	(4,135)[1]	(379,020)	(4,040)
Net Increase (Decrease)—Admiral Shares	(40,751)	(365)	(25,525)	(277)
1	Includes unsettled in-kind transactions as of August 31, 2024 for 1,290,000 issued shares and 1,275,000 redeemed shares valued at $280,162,000 and $272,639,000, respectively, which settled shortly afterwards.
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Energy Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Coal & Consumable Fuels (0.6%)
	CONSOL Energy Inc.	178,706	18,278
	Peabody Energy Corp.	762,557	17,851
*	Uranium Energy Corp.	2,634,545	13,779
*	Centrus Energy Corp. Class A	142,801	5,655
			55,563
Integrated Oil & Gas (37.4%)
	Exxon Mobil Corp.	19,276,926	2,273,521
	Chevron Corp.	8,829,888	1,306,382
	Occidental Petroleum Corp.	3,416,593	194,677
			3,774,580
Oil & Gas Drilling (1.2%)
	Noble Corp. plc	654,925	24,985
*	Valaris Ltd.	376,781	23,006
	Patterson-UTI Energy Inc.	2,245,128	20,678
*	Transocean Ltd. (XNYS)	4,335,112	20,549
	Helmerich & Payne Inc.	586,336	19,132
*	Diamond Offshore Drilling Inc.	720,164	10,327
*	Nabors Industries Ltd. (XNYS)	81,822	6,167
			124,844
Oil & Gas Equipment & Services (10.1%)
	Schlumberger NV	7,299,841	321,120
	Baker Hughes Co.	5,150,291	181,136
	Halliburton Co.	4,579,377	142,373
	TechnipFMC plc	2,312,778	62,075
	Weatherford International plc	397,866	41,752
	NOV Inc.	2,164,347	38,460
	ChampionX Corp.	1,055,090	32,845
*	Tidewater Inc.	286,849	25,443
	Cactus Inc. Class A	382,667	22,776
	Liberty Energy Inc.	942,742	19,411
	Archrock Inc.	899,123	18,189
*	Oceaneering International Inc.	622,274	16,795
*	Expro Group Holdings NV	588,829	11,694
*	Helix Energy Solutions Group Inc.	1,007,841	11,308
	Select Water Solutions Inc.	739,395	8,525
	Core Laboratories Inc.	392,214	7,672
	Atlas Energy Solutions Inc.	336,610	7,099
*	Bristow Group Inc.	169,955	6,766
	Kodiak Gas Services Inc.	237,721	6,597
*	Newpark Resources Inc.	770,255	6,339
*	ProPetro Holding Corp.	784,206	6,227
*	Dril-Quip Inc.	354,179	5,777
	RPC Inc.	893,240	5,735
*	TETRA Technologies Inc.	1,546,115	4,917
*	DMC Global Inc.	340,765	4,215
			1,015,246
Oil & Gas Exploration & Production (26.7%)
	ConocoPhillips	5,990,273	681,633
	EOG Resources Inc.	2,959,286	381,215
	Hess Corp.	1,424,535	196,671
	Diamondback Energy Inc.	917,787	179,069
	Devon Energy Corp.	3,269,844	146,424
	Coterra Energy Inc.	3,900,237	94,893
	EQT Corp.	2,679,665	89,796
	Texas Pacific Land Corp.	103,306	89,761
	Marathon Oil Corp.	3,023,623	86,627
	Ovintiv Inc. (XNYS)	1,418,054	60,735
	APA Corp.	1,979,107	56,385

Energy Index Fund
		Shares	Market Value• ($000)
	Chord Energy Corp.	336,344	49,923
	Chesapeake Energy Corp.	602,627	44,890
*	Antero Resources Corp.	1,594,786	43,043
	Permian resources Corp.	2,820,483	40,164
	Range Resources Corp.	1,320,193	39,447
*	Southwestern Energy Co.	6,034,266	38,499
	Matador Resources Co.	650,772	36,912
	Murphy Oil Corp.	810,806	30,227
	SM Energy Co.	646,542	29,502
	Civitas Resources Inc.	426,778	26,174
	Magnolia Oil & Gas Corp. Class A	984,876	25,223
	Viper Energy Inc.	524,222	24,953
*	CNX Resources Corp.	882,288	24,413
	Northern Oil & Gas Inc.	535,912	21,319
	California Resources Corp.	373,408	19,593
*	Kosmos Energy Ltd.	2,984,269	14,533
	Crescent Energy Co. Class A	1,149,251	13,711
*	Gulfport Energy Corp.	88,835	12,886
	Sitio Royalties Corp. Class A	537,004	11,938
*	Talos Energy Inc.	991,445	11,372
[1]	Comstock Resources Inc.	774,874	8,237
[1]	Kimbell Royalty Partners LP	481,535	7,695
*	Tellurian Inc.	8,157,836	7,602
*	Vital Energy Inc.	199,611	7,164
	VAALCO Energy Inc.	976,095	6,354
	Vitesse Energy Inc.	242,702	6,276
	HighPeak Energy Inc.	317,174	5,100
	SandRidge Energy Inc.	383,214	5,089
	Berry Corp.	821,027	5,082
	Granite Ridge Resources Inc.	707,925	4,495
	Riley Exploration Permian Inc.	149,680	4,266
	W&T Offshore Inc.	1,775,432	4,066
			2,693,357
Oil & Gas Refining & Marketing (10.2%)
	Marathon Petroleum Corp.	1,915,540	339,280
	Phillips 66	2,219,552	311,425
	Valero Energy Corp.	1,717,614	252,026
	HF Sinclair Corp.	881,003	43,292
	PBF Energy Inc. Class A	597,219	20,341
	World Kinect Corp.	408,090	11,749
*	Par Pacific Holdings Inc.	423,206	9,497
	Delek US Holdings Inc.	463,448	9,464
	CVR Energy Inc.	294,632	7,490
*	Green Plains Inc.	521,721	7,393
*	REX American Resources Corp.	141,507	6,417
*	Clean Energy Fuels Corp.	1,896,344	5,860
*,1	Gevo Inc.	4,782,804	3,778
*,1	Vertex Energy Inc.	1,805,042	747
			1,028,759
Oil & Gas Storage & Transportation (13.3%)
	Williams Cos. Inc.	6,236,656	285,452
	ONEOK Inc.	2,837,190	262,043
	Cheniere Energy Inc.	1,202,016	222,685
	Kinder Morgan Inc.	10,254,101	221,181
	Targa Resources Corp.	1,093,220	160,594
	DTE Midstream LLC	530,355	41,681
	Antero Midstream Corp.	2,022,379	30,073
*	Plains GP Holdings LP Class A	1,150,143	22,083
	Hess Midstream LP Class A	540,850	20,201
*	EnLink Midstream LLC	1,354,426	19,450
	International Seaways Inc.	257,243	13,333
	Kinetik Holdings Inc.	261,822	11,583
	Dorian LPG Ltd.	271,261	10,576
[1]	New Fortress Energy Inc.	532,665	6,562
*	NextDecade Corp.	1,061,032	4,944
	Excelerate Energy Inc. Class A	237,314	4,326
			1,336,767
Total Common Stocks (Cost $8,630,412)			10,029,116

Energy Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $19,350)	193,531	19,351
Total Investments (99.7%) (Cost $8,649,762)			10,048,467
Other Assets and Liabilities—Net (0.3%)			30,909
Net Assets (100.0%)			10,079,376
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,716,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $14,324,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Chevron Corp.	1/31/25	CITNA	28,111	(5.320)	301	—
EQT Corp.	8/29/25	BANA	10,053	(5.320)	—	—
ONEOK Inc.	1/31/25	CITNA	13,854	(5.335)	91	—
					392	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,630,412)	10,029,116
Affiliated Issuers (Cost $19,350)	19,351
Total Investments in Securities	10,048,467
Investment in Vanguard	297
Cash Collateral Pledged—Over-the-Counter Swap Contracts	2,390
Receivables for Investment Securities Sold	69,388
Receivables for Accrued Income	48,206
Receivables for Capital Shares Issued	961
Unrealized Appreciation—Over-the-Counter Swap Contracts	392
Total Assets	10,170,101
Liabilities
Due to Custodian	7,418
Payables for Investment Securities Purchased	68,005
Collateral for Securities on Loan	14,324
Payables for Capital Shares Redeemed	539
Payables to Vanguard	439
Total Liabilities	90,725
Net Assets	10,079,376
1 Includes $12,716,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	10,198,706
Total Distributable Earnings (Loss)	(119,330)
Net Assets	10,079,376

ETF Shares—Net Assets
Applicable to 65,396,303 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,330,772
Net Asset Value Per Share—ETF Shares	$127.39

Admiral Shares—Net Assets
Applicable to 27,477,013 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,748,604
Net Asset Value Per Share—Admiral Shares	$63.64

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	329,132
Interest[1]	1,694
Securities Lending—Net	403
Total Income	331,229
Expenses
The Vanguard Group—Note B
Investment Advisory Services	207
Management and Administrative—ETF Shares	7,372
Management and Administrative—Admiral Shares	1,621
Marketing and Distribution—ETF Shares	422
Marketing and Distribution—Admiral Shares	93
Custodian Fees	87
Auditing Fees	32
Shareholders’ Reports—ETF Shares	285
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	7
Other Expenses	19
Total Expenses	10,161
Expenses Paid Indirectly	(8)
Net Expenses	10,153
Net Investment Income	321,076
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	544,721
Swap Contracts	(1,769)
Realized Net Gain (Loss)	542,952
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(351,121)
Swap Contracts	680
Change in Unrealized Appreciation (Depreciation)	(350,441)
Net Increase (Decrease) in Net Assets Resulting from Operations	513,587
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,694,000, ($1,000), less than $1,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $638,165,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	321,076	356,851
Realized Net Gain (Loss)	542,952	714,427
Change in Unrealized Appreciation (Depreciation)	(350,441)	237,598
Net Increase (Decrease) in Net Assets Resulting from Operations	513,587	1,308,876
Distributions
ETF Shares	(257,624)	(311,564)
Admiral Shares	(55,114)	(77,509)
Total Distributions	(312,738)	(389,073)
Capital Share Transactions
ETF Shares	(284,275)	(162,937)
Admiral Shares	(177,490)	(222,832)
Net Increase (Decrease) from Capital Share Transactions	(461,765)	(385,769)
Total Increase (Decrease)	(260,916)	534,034
Net Assets
Beginning of Period	10,340,292	9,806,258
End of Period	10,079,376	10,340,292

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$124.62	$113.45	$67.99	$47.90	$75.75
Investment Operations
Net Investment Income[1]	3.930	4.205	3.625	2.802	2.957
Net Realized and Unrealized Gain (Loss) on Investments	2.670	11.554	45.526	19.789	(28.064)
Total from Investment Operations	6.600	15.759	49.151	22.591	(25.107)
Distributions
Dividends from Net Investment Income	(3.830)	(4.589)	(3.691)	(2.501)	(2.743)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.830)	(4.589)	(3.691)	(2.501)	(2.743)
Net Asset Value, End of Period	$127.39	$124.62	$113.45	$67.99	$47.90
Total Return	5.37%	14.51%	74.07%	48.07%	-33.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,331	$8,440	$7,862	$4,806	$2,720
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.58%	3.80%	4.54%	4.91%
Portfolio Turnover Rate[3]	8%	9%	6%	5%	8%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$62.25	$56.67	$33.97	$23.93	$37.84
Investment Operations
Net Investment Income[1]	1.956	2.095	1.829	1.435	1.461
Net Realized and Unrealized Gain (Loss) on Investments	1.347	5.777	22.715	9.855	(14.001)
Total from Investment Operations	3.303	7.872	24.544	11.290	(12.540)
Distributions
Dividends from Net Investment Income	(1.913)	(2.292)	(1.844)	(1.250)	(1.370)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.913)	(2.292)	(1.844)	(1.250)	(1.370)
Net Asset Value, End of Period	$63.64	$62.25	$56.67	$33.97	$23.93
Total Return[2]	5.39%	14.58%	73.97%	48.18%	-33.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,749	$1,900	$1,944	$1,100	$407
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.15%	3.57%	3.83%	4.52%	4.84%
Portfolio Turnover Rate[4]	8%	9%	6%	5%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund
Notes to Financial Statements
Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the

Energy Index Fund
committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $297,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $8,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,029,116	—	—	10,029,116
Temporary Cash Investments	19,351	—	—	19,351
Total	10,048,467	—	—	10,048,467
Derivative Financial Instruments
Assets
Swap Contracts	—	392	—	392

Energy Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	636,702
Total Distributable Earnings (Loss)	(636,702)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	69,724
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,350,920
Capital Loss Carryforwards	(1,539,974)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(119,330)
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	312,738	389,073
Long-Term Capital Gains	—	—
Total	312,738	389,073
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,697,547
Gross Unrealized Appreciation	1,963,294
Gross Unrealized Depreciation	(612,374)
Net Unrealized Appreciation (Depreciation)	1,350,920
F.	During the year ended August 31, 2024, the fund purchased $837,151,000 of investment securities and sold $966,100,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,443,510,000 and $1,774,410,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $7,761,000 and sales were $6,090,000, resulting in net realized gain of $278,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,485,424	11,944	1,972,280	16,850
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,769,699)	(14,275)	(2,135,217)	(18,425)
Net Increase (Decrease)—ETF Shares	(284,275)	(2,331)	(162,937)	(1,575)

Energy Index Fund
	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	405,202	6,475	706,787	12,005
Issued in Lieu of Cash Distributions	48,788	779	68,739	1,272
Redeemed	(631,480)	(10,302)	(998,358)	(17,057)
Net Increase (Decrease)—Admiral Shares	(177,490)	(3,048)	(222,832)	(3,780)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Financials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.1%)
Banks (27.3%)
	JPMorgan Chase & Co.	4,330,448	973,485
	Bank of America Corp.	10,613,579	432,503
	Wells Fargo & Co.	5,257,187	307,388
	Citigroup Inc.	2,876,457	180,181
	US Bancorp	2,353,628	111,162
	PNC Financial Services Group Inc.	600,166	111,085
	Truist Financial Corp.	2,018,462	89,741
	Fifth Third Bancorp	1,031,661	44,042
	M&T Bank Corp.	251,637	43,309
	Huntington Bancshares Inc.	2,182,952	32,679
	Regions Financial Corp.	1,383,774	32,408
	First Citizens BancShares Inc. Class A	15,319	31,108
	Citizens Financial Group Inc.	686,526	29,555
	KeyCorp	1,423,336	24,282
	East West Bancorp Inc.	210,433	17,691
	First Horizon Corp.	825,237	13,691
	Western Alliance Bancorp	158,115	12,915
	Webster Financial Corp.	259,839	12,324
	Commerce Bancshares Inc.	184,915	11,827
	Pinnacle Financial Partners Inc.	116,709	11,621
	Comerica Inc.	199,710	11,405
	Popular Inc.	109,517	11,225
	SouthState Corp.	115,450	11,209
	Zions Bancorp NA	222,356	11,020
	Wintrust Financial Corp.	99,926	10,872
	Prosperity Bancshares Inc.	144,796	10,654
	Cullen/Frost Bankers Inc.	92,580	10,390
	Synovus Financial Corp.	220,418	10,166
	Old National Bancorp	482,188	9,571
	Cadence Bank	274,458	8,860
	FNB Corp.	544,442	8,156
	Glacier Bancorp Inc.	170,692	8,074
	Home BancShares Inc.	287,219	7,996
	Columbia Banking System Inc.	314,557	7,921
	United Bankshares Inc.	202,824	7,884
	UMB Financial Corp.	69,526	7,202
	Hancock Whitney Corp.	130,316	7,002
	Bank OZK	161,118	6,984
	First Financial Bankshares Inc.	182,771	6,684
	ServisFirst Bancshares Inc.	77,897	6,314
	Ameris Bancorp	99,612	6,139
	Valley National Bancorp	652,841	5,667
*	Axos Financial Inc.	81,151	5,634
	United Community Banks Inc.	181,099	5,518
	First BanCorp (XNYS)	250,780	5,362
	Atlantic Union Bankshares Corp.	134,239	5,327
	International Bancshares Corp.	84,292	5,326
	Fulton Financial Corp.	274,899	5,319
	Associated Banc-Corp.	227,617	5,208
	WSFS Financial Corp.	90,400	4,949
	Eastern Bankshares Inc.	290,852	4,936
	New York Community Bancorp Inc.	451,292	4,892
	Community Financial System Inc.	79,654	4,872
	First Hawaiian Inc.	192,801	4,691
*	Texas Capital Bancshares Inc.	69,716	4,686
	BOK Financial Corp.	43,934	4,611
	Cathay General Bancorp	103,647	4,559
	WaFd Inc.	123,166	4,517
	First Interstate BancSystem Inc. Class A	142,986	4,440
	BankUnited Inc.	112,238	4,313

Financials Index Fund
		Shares	Market Value• ($000)
	Park National Corp.	24,254	4,264
	Independent Bank Corp. (XNGS)	63,352	4,011
	Simmons First National Corp. Class A	187,055	4,007
	Bank of Hawaii Corp.	59,982	3,981
*	Bancorp Inc.	74,756	3,917
	Towne Bank	112,685	3,905
	CVB Financial Corp.	210,074	3,870
	First Financial Bancorp	143,466	3,798
	Pacific Premier Bancorp Inc.	144,397	3,711
	Heartland Financial USA Inc.	64,801	3,613
	Provident Financial Services Inc.	185,294	3,534
	First Merchants Corp.	89,669	3,497
	Seacoast Banking Corp. of Florida	127,559	3,490
	NBT Bancorp Inc.	70,756	3,464
	BancFirst Corp.	32,246	3,431
	Renasant Corp.	93,855	3,285
	Independent Bank Group Inc.	55,859	3,252
	OFG Bancorp	69,933	3,216
	Banner Corp.	51,529	3,070
	Banc of California Inc.	213,853	3,041
	Enterprise Financial Services Corp.	56,229	2,975
	Trustmark Corp.	87,449	2,913
	WesBanco Inc.	89,405	2,880
*	Triumph Financial Inc.	33,355	2,801
	FB Financial Corp.	56,355	2,717
	First Commonwealth Financial Corp.	155,410	2,676
	Lakeland Financial Corp.	38,756	2,641
	City Holding Co.	22,203	2,636
	Pathward Financial Inc.	38,074	2,620
	First Bancorp/Southern Pines NC	61,541	2,614
	Stock Yards Bancorp Inc.	41,594	2,521
	Northwest Bancshares Inc.	180,789	2,504
	National Bank Holdings Corp. Class A	56,559	2,478
	S&T Bancorp Inc.	56,688	2,436
	Hilltop Holdings Inc.	73,187	2,404
*	Customers Bancorp Inc.	45,303	2,348
	Hope Bancorp Inc.	180,714	2,311
	First Busey Corp.	85,384	2,310
	TriCo Bancshares	47,681	2,168
	Live Oak Bancshares Inc.	50,061	2,152
	Stellar Bancorp Inc.	77,488	2,113
	Sandy Spring Bancorp Inc.	67,339	2,108
	Westamerica BanCorp	40,516	2,098
	Veritex Holdings Inc.	81,685	2,058
	QCR Holdings Inc.	25,381	1,958
	Nicolet Bankshares Inc.	19,828	1,949
	Berkshire Hills Bancorp Inc.	66,961	1,844
	German American Bancorp Inc.	44,466	1,784
	1st Source Corp.	27,916	1,715
	Preferred Bank	19,467	1,613
	OceanFirst Financial Corp.	89,351	1,597
	Peoples Bancorp Inc.	49,722	1,591
	First Bancshares Inc.	45,682	1,565
	Origin Bancorp Inc.	44,083	1,475
	Southside Bancshares Inc.	42,322	1,449
	ConnectOne Bancorp Inc.	56,066	1,402
	Bank First Corp.	14,609	1,374
	Brookline Bancorp Inc.	134,232	1,373
	Dime Community Bancshares Inc.	52,705	1,371
	Premier Financial Corp.	53,796	1,348
	Univest Financial Corp.	44,220	1,259
	First Mid Bancshares Inc.	30,331	1,222
	Heritage Financial Corp.	53,039	1,211
	Capitol Federal Financial Inc.	194,853	1,171
	Community Trust Bancorp Inc.	23,006	1,162
	Tompkins Financial Corp.	18,662	1,145
*	CrossFirst Bankshares Inc.	65,716	1,143
	Old Second Bancorp Inc.	66,362	1,130
	Central Pacific Financial Corp.	40,765	1,121
	First Community Bankshares Inc.	25,300	1,116

Financials Index Fund
		Shares	Market Value• ($000)
	Byline Bancorp Inc.	40,005	1,110
	Mercantile Bank Corp.	23,409	1,076
	Independent Bank Corp.	31,460	1,066
	Horizon Bancorp Inc.	65,417	1,048
*	NB Bancorp Inc.	55,369	1,045
	TrustCo Bank Corp. NY	28,721	1,001
	Amerant Bancorp Inc.	44,002	971
	Eagle Bancorp Inc.	43,824	954
	Heritage Commerce Corp.	91,953	936
	Hanmi Financial Corp.	45,944	910
	Business First Bancshares Inc.	36,298	886
*	Coastal Financial Corp.	16,460	883
	Farmers National Banc Corp.	56,730	882
	Camden National Corp.	22,037	881
	Great Southern Bancorp Inc.	14,643	872
	Southern Missouri Bancorp Inc.	14,919	863
	Equity Bancshares Inc. Class A	20,995	856
	Washington Trust Bancorp Inc.	25,692	843
	Amalgamated Financial Corp.	25,460	840
	Arrow Financial Corp.	25,844	788
	HarborOne Bancorp Inc.	58,391	771
	CNB Financial Corp.	31,672	770
	Northfield Bancorp Inc.	63,485	769
	First Financial Corp.	16,985	759
*	Metropolitan Bank Holding Corp.	14,667	758
	Capital City Bank Group Inc.	21,786	752
	Bar Harbor Bankshares	22,960	736
	Midland States Bancorp Inc.	31,861	725
	Peapack-Gladstone Financial Corp.	24,199	691
	Mid Penn Bancorp Inc.	22,532	681
	South Plains Financial Inc.	18,599	649
	SmartFinancial Inc.	21,803	637
*	Carter Bankshares Inc.	36,038	623
[1]	Hingham Institution for Savings	2,379	611
	Kearny Financial Corp.	87,459	596
	Flushing Financial Corp.	39,469	576
	First Foundation Inc.	79,284	558
	Bank of Marin Bancorp	21,895	468
	HomeStreet Inc.	29,091	465
			3,003,785
Capital Markets (23.2%)
	Goldman Sachs Group Inc.	486,269	248,119
	S&P Global Inc.	482,703	247,742
	BlackRock Inc.	224,083	202,080
	Morgan Stanley	1,838,167	190,452
	Blackstone Inc.	1,077,872	153,446
	Charles Schwab Corp.	2,278,219	148,312
	Intercontinental Exchange Inc.	864,821	139,712
	Moody's Corp.	247,834	120,879
	CME Group Inc.	542,939	117,134
	KKR & Co. Inc.	936,828	115,951
	Bank of New York Mellon Corp.	1,112,526	75,897
	MSCI Inc.	119,488	69,374
	Ameriprise Financial Inc.	149,788	67,321
*	Coinbase Global Inc. Class A	286,504	52,533
	Nasdaq Inc.	652,026	46,998
	Ares Management Corp. Class A	280,454	41,058
	State Street Corp.	451,286	39,307
	T Rowe Price Group Inc.	336,633	35,697
	Raymond James Financial Inc.	297,014	35,514
	Cboe Global Markets Inc.	158,813	32,620
	Northern Trust Corp.	308,671	28,154
	LPL Financial Holdings Inc.	112,685	25,280
	FactSet Research Systems Inc.	57,396	24,269
	Tradeweb Markets Inc. Class A	175,431	20,743
	Interactive Brokers Group Inc. Class A	153,120	19,736
*	Robinhood Markets Inc. Class A	797,247	16,041
	Jefferies Financial Group Inc.	248,087	14,873
	Carlyle Group Inc.	352,986	14,165

Financials Index Fund
		Shares	Market Value• ($000)
	MarketAxess Holdings Inc.	57,074	13,834
	Stifel Financial Corp.	154,570	13,624
	Evercore Inc. Class A	55,247	13,576
	Morningstar Inc.	41,776	13,108
	Blue Owl Capital Inc.	707,013	12,472
	Houlihan Lokey Inc.	79,245	12,411
	SEI Investments Co.	168,105	11,369
	Hamilton Lane Inc. Class A	57,832	8,839
	Franklin Resources Inc.	435,500	8,815
	Invesco Ltd.	507,902	8,680
	Affiliated Managers Group Inc.	48,104	8,362
	Janus Henderson Group plc	194,441	7,313
	Piper Sandler Cos.	26,703	7,282
	Moelis & Co. Class A	106,355	7,103
	Lazard Inc.	136,213	6,826
	TPG Inc.	111,926	5,647
	BGC Group Inc. Class A	553,055	5,464
	StepStone Group Inc. Class A	87,238	4,772
	Artisan Partners Asset Management Inc. Class A	104,387	4,341
	PJT Partners Inc. Class A	34,387	4,247
	Federated Hermes Inc.	120,080	4,119
	Virtu Financial Inc. Class A	125,215	3,845
	Cohen & Steers Inc.	42,120	3,764
*	StoneX Group Inc.	43,198	3,579
	Victory Capital Holdings Inc. Class A	63,703	3,476
*	Donnelley Financial Solutions Inc.	42,169	2,811
*,1	Freedom Holding Corp.	26,873	2,430
	Virtus Investment Partners Inc.	10,570	2,237
	WisdomTree Inc.	182,705	1,853
	Perella Weinberg Partners	76,904	1,503
	Brightsphere Investment Group Inc.	45,438	1,108
*	Open Lending Corp.	152,366	878
	P10 Inc. Class A	71,187	715
	Diamond Hill Investment Group Inc.	4,122	651
	Bridge Investment Group Holdings Inc. Class A	56,593	465
	Associated Capital Group Inc. Class A	4,649	155
[1]	B Riley Financial Inc.	26,182	129
			2,555,210
Consumer Finance (4.3%)
	American Express Co.	868,232	224,568
	Capital One Financial Corp.	575,843	84,609
	Discover Financial Services	377,671	52,387
	Synchrony Financial	596,681	29,989
	Ally Financial Inc.	411,450	17,771
*	SoFi Technologies Inc.	1,510,429	12,068
	OneMain Holdings Inc.	181,451	8,965
	FirstCash Holdings Inc.	61,862	7,429
	SLM Corp.	297,753	6,568
*	Upstart Holdings Inc.	112,027	4,761
*	Credit Acceptance Corp.	9,943	4,639
	Bread Financial Holdings Inc.	74,051	4,308
*	Enova International Inc.	41,221	3,534
	PROG Holdings Inc.	65,668	3,071
	Nelnet Inc. Class A	21,568	2,493
	Navient Corp.	125,073	2,117
*	LendingClub Corp.	171,583	2,085
*	Encore Capital Group Inc.	35,136	1,760
*	PRA Group Inc.	55,527	1,295
*	LendingTree Inc.	17,287	1,001
*	EZCorp. Inc. Class A	78,180	955
*	Green Dot Corp. Class A	70,479	787
*	NerdWallet Inc. Class A	58,361	755
*	World Acceptance Corp.	5,202	613
*	Moneylion Inc.	7,925	368
			478,896
Financial Services (25.1%)
*	Berkshire Hathaway Inc. Class B	1,997,194	950,505
	Mastercard Inc. Class A	1,251,965	605,125
	Visa Inc. Class A	1,623,803	448,770

Financials Index Fund
		Shares	Market Value• ($000)
*	Fiserv Inc.	882,302	154,050
*	PayPal Holdings Inc.	1,498,795	108,558
	Apollo Global Management Inc.	600,748	69,525
	Fidelity National Information Services Inc.	838,926	69,169
*	Block Inc. (XNYS)	839,598	55,481
	Global Payments Inc.	385,155	42,756
*	Corpay Inc.	100,723	31,783
	Equitable Holdings Inc.	490,577	20,859
	Jack Henry & Associates Inc.	109,743	18,989
*	Affirm Holdings Inc.	358,503	15,778
*	Toast Inc. Class A	546,971	13,598
	Corebridge Financial Inc.	413,137	12,212
*	WEX Inc.	63,366	12,104
	Voya Financial Inc.	151,245	10,713
	Jackson Financial Inc. Class A	115,231	10,367
	Essent Group Ltd.	160,735	10,334
	MGIC Investment Corp.	400,941	10,196
*	Mr Cooper Group Inc.	97,078	9,107
	Radian Group Inc.	227,536	8,225
	PennyMac Financial Services Inc.	65,402	7,063
*	Euronet Worldwide Inc.	65,281	7,044
*	Shift4 Payments Inc. Class A	84,312	7,006
	Western Union Co.	514,469	6,277
	HA Sustainable Infrastructure Capital Inc.	171,207	5,544
	Walker & Dunlop Inc.	51,372	5,500
*	NMI Holdings Inc.	114,711	4,711
*	Rocket Cos. Inc. Class A	190,650	3,746
	EVERTEC Inc.	98,128	3,361
*	Payoneer Global Inc.	449,461	3,339
*	Marqeta Inc. Class A	597,318	3,184
*	Remitly Global Inc.	220,190	3,006
*	Flywire Corp.	163,210	2,956
*	NCR Atleos Corp.	102,975	2,946
	Federal Agricultural Mortgage Corp. Class C	14,051	2,775
	Compass Diversified Holdings	102,311	2,266
*	AvidXchange Holdings Inc.	244,673	1,974
	Cannae Holdings Inc.	84,905	1,700
	Merchants Bancorp	31,200	1,430
	UWM Holdings Corp.	135,203	1,271
*	Repay Holdings Corp.	121,427	1,027
*	International Money Express Inc.	49,042	890
	Cass Information Systems Inc.	19,665	854
*	I3 Verticals Inc. Class A	34,873	790
*	Paymentus Holdings Inc. Class A	26,510	603
			2,769,467
Insurance (17.4%)
	Progressive Corp.	883,193	222,741
	Marsh & McLennan Cos. Inc.	744,235	169,321
	Chubb Ltd.	581,655	165,295
	Aon plc Class A (XNYS)	295,118	101,438
	Arthur J Gallagher & Co.	329,541	96,414
	Aflac Inc.	813,992	89,832
	Travelers Cos. Inc.	345,357	78,766
	American International Group Inc.	1,001,102	77,135
	Allstate Corp.	397,986	75,195
	MetLife Inc.	911,790	70,646
	Prudential Financial Inc.	541,569	65,617
*	Arch Capital Group Ltd.	566,276	64,040
	Hartford Financial Services Group Inc.	446,486	51,837
	Willis Towers Watson plc	154,289	45,069
	Brown & Brown Inc.	365,661	38,442
	Cincinnati Financial Corp.	235,825	32,315
*	Markel Group Inc.	19,617	31,401
	Principal Financial Group Inc.	353,749	28,802
	W R Berkley Corp.	463,292	27,659
	Everest Group Ltd.	65,592	25,728
	Loews Corp.	284,148	23,283
	Fidelity National Financial Inc.	390,797	23,041
	Reinsurance Group of America Inc.	99,453	21,955

Financials Index Fund
		Shares	Market Value• ($000)
	RenaissanceRe Holdings Ltd.	79,746	20,319
	Erie Indemnity Co. Class A	38,227	19,428
	Kinsale Capital Group Inc.	33,302	16,354
	Unum Group	285,570	15,846
	Assurant Inc.	78,183	15,351
	Globe Life Inc.	139,334	14,637
	American Financial Group Inc.	107,222	14,327
	Old Republic International Corp.	389,705	13,979
	Primerica Inc.	51,960	13,677
	First American Financial Corp.	156,846	10,007
	Ryan Specialty Holdings Inc.	151,811	9,812
	Axis Capital Holdings Ltd.	121,999	9,745
	RLI Corp.	61,813	9,525
	Selective Insurance Group Inc.	91,262	8,303
	Lincoln National Corp.	255,586	8,204
	Hanover Insurance Group Inc.	53,873	7,919
	White Mountains Insurance Group Ltd.	3,858	7,115
	Assured Guaranty Ltd.	77,876	6,236
	Kemper Corp.	96,624	6,040
*	Enstar Group Ltd.	18,257	5,952
	CNO Financial Group Inc.	163,328	5,703
*	Baldwin Insurance Group Inc.	99,949	4,687
*	Genworth Financial Inc.	660,473	4,610
*	Oscar Health Inc. Class A	243,546	4,457
*	Brighthouse Financial Inc.	94,164	4,322
*	Palomar Holdings Inc.	37,618	3,732
	Stewart Information Services Corp.	41,331	3,055
*	Goosehead Insurance Inc. Class A	36,107	3,045
	Mercury General Corp.	41,844	2,771
*	Trupanion Inc.	50,165	2,294
*	SiriusPoint Ltd.	152,296	2,283
	Horace Mann Educators Corp.	61,713	2,198
*	Skyward Specialty Insurance Group Inc.	50,915	2,081
	Safety Insurance Group Inc.	22,380	1,982
	Employers Holdings Inc.	38,441	1,843
	AMERISAFE Inc.	29,123	1,460
*,1	Lemonade Inc.	78,778	1,460
	HCI Group Inc.	13,159	1,261
*	ProAssurance Corp.	73,447	984
	Universal Insurance Holdings Inc.	41,457	887
*	Ambac Financial Group Inc.	68,134	797
*	Hamilton Insurance Group Ltd. Class B	39,022	764
	Tiptree Inc.	36,112	716
	United Fire Group Inc.	32,067	656
*	Hippo Holdings Inc.	23,884	474
*	Root Inc. Class A	10,137	440
	James River Group Holdings Ltd.	56,611	419
	Donegal Group Inc. Class A	24,715	376
			1,918,505
Mortgage Real Estate Investment Trusts (REITs) (0.8%)
	Annaly Capital Management Inc.	753,023	15,181
	AGNC Investment Corp.	1,112,440	11,358
	Starwood Property Trust Inc.	454,938	9,481
	Rithm Capital Corp.	727,652	8,688
[1]	Blackstone Mortgage Trust Inc. Class A	247,040	4,560
[1]	Arbor Realty Trust Inc.	283,016	3,849
	Two Harbors Investment Corp.	155,624	2,204
	Apollo Commercial Real Estate Finance Inc.	202,148	2,141
	Ladder Capital Corp.	171,591	2,121
	Ready Capital Corp.	248,604	2,061
	MFA Financial Inc. REIT	153,735	1,925
	Chimera Investment Corp.	120,966	1,873
	PennyMac Mortgage Investment Trust	129,436	1,839
	Franklin BSP Realty Trust Inc. REIT	124,953	1,702
	Ellington Financial Inc.	128,141	1,685
	ARMOUR Residential REIT Inc.	74,484	1,523
	Redwood Trust Inc.	198,152	1,500
	Dynex Capital Inc.	112,529	1,418
	Claros Mortgage Trust Inc.	168,190	1,346

Financials Index Fund
		Shares	Market Value• ($000)
	Brightspire Capital Inc.	198,383	1,180
	KKR Real Estate Finance Trust Inc.	88,708	1,058
	New York Mortgage Trust Inc.	137,904	920
	Orchid Island Capital Inc.	103,935	852
	TPG RE Finance Trust Inc.	86,563	784
	Invesco Mortgage Capital Inc. REIT	74,263	651
	Ares Commercial Real Estate Corp.	73,958	522
			82,422
Total Common Stocks (Cost $8,294,209)			10,808,285
Temporary Cash Investments (1.8%)
Money Market Fund (1.8%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $203,271)	2,033,081	203,288
Total Investments (99.9%) (Cost $8,497,480)			11,011,573
Other Assets and Liabilities—Net (0.1%)			7,814
Net Assets (100.0%)			11,019,387
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,750,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $8,999,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Visa Inc. Class A	1/31/25	CITNA	207,278	(5.445)	359	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.
At August 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $6,114,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $8,294,209)	10,808,285
Affiliated Issuers (Cost $203,271)	203,288
Total Investments in Securities	11,011,573
Investment in Vanguard	304
Receivables for Investment Securities Sold	46,289
Receivables for Accrued Income	11,290
Receivables for Capital Shares Issued	762
Unrealized Appreciation—Over-the-Counter Swap Contracts	359
Total Assets	11,070,577
Liabilities
Due to Custodian	1,055
Payables for Investment Securities Purchased	38,967
Collateral for Securities on Loan	8,999
Payables for Capital Shares Redeemed	1,700
Payables to Vanguard	469
Total Liabilities	51,190
Net Assets	11,019,387
1 Includes $8,750,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	9,471,338
Total Distributable Earnings (Loss)	1,548,049
Net Assets	11,019,387

ETF Shares—Net Assets
Applicable to 91,840,292 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,176,591
Net Asset Value Per Share—ETF Shares	$110.81

Admiral Shares—Net Assets
Applicable to 15,176,474 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	842,796
Net Asset Value Per Share—Admiral Shares	$55.53

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	185,517
Interest[1]	6,064
Securities Lending—Net	1,117
Total Income	192,698
Expenses
The Vanguard Group—Note B
Investment Advisory Services	199
Management and Administrative—ETF Shares	8,028
Management and Administrative—Admiral Shares	658
Marketing and Distribution—ETF Shares	404
Marketing and Distribution—Admiral Shares	37
Custodian Fees	11
Auditing Fees	33
Shareholders’ Reports—ETF Shares	288
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	6
Other Expenses	18
Total Expenses	9,690
Expenses Paid Indirectly	(11)
Net Expenses	9,679
Net Investment Income	183,019
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	543,038
Swap Contracts	8,615
Realized Net Gain (Loss)	551,653
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,217,202
Swap Contracts	359
Change in Unrealized Appreciation (Depreciation)	2,217,561
Net Increase (Decrease) in Net Assets Resulting from Operations	2,952,233
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,064,000, ($1,000), $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $557,768,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	183,019	213,304
Realized Net Gain (Loss)	551,653	(224,804)
Change in Unrealized Appreciation (Depreciation)	2,217,561	437,385
Net Increase (Decrease) in Net Assets Resulting from Operations	2,952,233	425,885
Distributions
ETF Shares	(185,098)	(200,453)
Admiral Shares	(14,613)	(16,982)
Total Distributions	(199,711)	(217,435)
Capital Share Transactions
ETF Shares	(1,079,766)	(155,821)
Admiral Shares	(28,028)	(75,505)
Net Increase (Decrease) from Capital Share Transactions	(1,107,794)	(231,326)
Total Increase (Decrease)	1,644,728	(22,876)
Net Assets
Beginning of Period	9,374,659	9,397,535
End of Period	11,019,387	9,374,659

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$83.49	$81.31	$94.79	$61.18	$67.31
Investment Operations
Net Investment Income[1]	1.778	1.924	1.852	1.676	1.652
Net Realized and Unrealized Gain (Loss) on Investments	27.448	2.219	(13.457)	33.519	(6.081)
Total from Investment Operations	29.226	4.143	(11.605)	35.195	(4.429)
Distributions
Dividends from Net Investment Income	(1.906)	(1.963)	(1.875)	(1.585)	(1.701)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.906)	(1.963)	(1.875)	(1.585)	(1.701)
Net Asset Value, End of Period	$110.81	$83.49	$81.31	$94.79	$61.18
Total Return	35.49%	5.27%	-12.43%	58.26%	-6.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,177	$8,711	$8,676	$10,946	$6,140
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.34%	2.03%	2.09%	2.53%
Portfolio Turnover Rate[3]	5%	20%	6%	4%	5%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$41.84	$40.75	$47.51	$30.66	$33.73
Investment Operations
Net Investment Income[1]	.892	.962	.931	.841	.828
Net Realized and Unrealized Gain (Loss) on Investments	13.753	1.112	(6.751)	16.803	(3.046)
Total from Investment Operations	14.645	2.074	(5.820)	17.644	(2.218)
Distributions
Dividends from Net Investment Income	(.955)	(.984)	(.940)	(.794)	(.852)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.955)	(.984)	(.940)	(.794)	(.852)
Net Asset Value, End of Period	$55.53	$41.84	$40.75	$47.51	$30.66
Total Return[2]	35.50%	5.27%	-12.43%	58.32%	-6.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$843	$664	$721	$822	$432
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.34%	2.05%	2.09%	2.53%
Portfolio Turnover Rate[4]	5%	20%	6%	4%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund
Notes to Financial Statements
Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may

Financials Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received.  Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $304,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $11,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	10,808,285	—	—	10,808,285
Temporary Cash Investments	203,288	—	—	203,288
Total	11,011,573	—	—	11,011,573
Derivative Financial Instruments
Assets
Swap Contracts	—	359	—	359

Financials Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	557,309
Total Distributable Earnings (Loss)	(557,309)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	42,574
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	2,502,253
Capital Loss Carryforwards	(996,778)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,548,049
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	199,711	217,435
Long-Term Capital Gains	—	—
Total	199,711	217,435
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,509,320
Gross Unrealized Appreciation	2,794,878
Gross Unrealized Depreciation	(292,625)
Net Unrealized Appreciation (Depreciation)	2,502,253
F.	During the year ended August 31, 2024, the fund purchased $462,564,000 of investment securities and sold $630,521,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,329,849,000 and $2,396,729,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $5,236,000 and sales were $12,761,000, resulting in net realized loss of $163,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,359,130	15,234	2,179,191	26,823
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,438,896)	(27,725)	(2,335,012)	(29,200)
Net Increase (Decrease)—ETF Shares	(1,079,766)	(12,491)	(155,821)	(2,377)

Financials Index Fund
	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	171,350	3,531	185,881	4,558
Issued in Lieu of Cash Distributions	12,004	262	14,096	359
Redeemed	(211,382)	(4,481)	(275,482)	(6,754)
Net Increase (Decrease)—Admiral Shares	(28,028)	(688)	(75,505)	(1,837)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2024, one shareholder was a record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Health Care Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.2%)
Biotechnology (19.1%)
	AbbVie Inc.	5,355,415	1,051,322
	Amgen Inc.	1,793,941	598,871
*	Regeneron Pharmaceuticals Inc.	362,401	429,333
*	Vertex Pharmaceuticals Inc.	862,983	427,945
	Gilead Sciences Inc.	4,166,330	329,140
*	Alnylam Pharmaceuticals Inc.	423,013	111,121
*	Biogen Inc.	486,887	99,695
*	Moderna Inc.	1,089,387	84,319
*	BioMarin Pharmaceutical Inc.	634,973	57,916
*	United Therapeutics Corp.	140,998	51,260
*	Natera Inc.	390,156	46,140
*	Neurocrine Biosciences Inc.	336,542	42,761
*	Insmed Inc.	518,262	39,631
*	Exact Sciences Corp.	617,088	38,068
*	Incyte Corp.	544,466	35,750
*	Sarepta Therapeutics Inc.	219,493	29,803
*	Halozyme Therapeutics Inc.	425,614	27,175
*	Vaxcyte Inc.	309,252	24,975
*	Exelixis Inc.	877,069	22,830
*	Viking Therapeutics Inc.	331,895	21,281
*	Cytokinetics Inc.	368,958	21,060
*	Ionis Pharmaceuticals Inc.	439,406	20,951
*	Blueprint Medicines Corp.	198,941	19,007
*	REVOLUTION Medicines Inc.	386,367	16,471
*	Ultragenyx Pharmaceutical Inc.	272,600	15,478
*	Alkermes plc	536,867	15,274
*	Roivant Sciences Ltd.	1,234,894	15,103
*	Krystal Biotech Inc.	66,855	13,045
*,1	CRISPR Therapeutics AG	269,516	12,861
*	ADMA Biologics Inc.	735,220	12,727
*	Crinetics Pharmaceuticals Inc.	224,174	11,895
*	Avidity Biosciences Inc.	266,349	11,719
*	TG Therapeutics Inc.	490,169	11,514
*	Madrigal Pharmaceuticals Inc.	42,762	10,568
*	Denali Therapeutics Inc.	429,217	10,490
*	Bridgebio Pharma Inc.	375,463	10,457
*	Apellis Pharmaceuticals Inc.	264,081	10,273
*	Biohaven Ltd.	236,233	9,308
*	Ideaya Biosciences Inc.	227,805	8,998
*	Arrowhead Pharmaceuticals Inc.	373,793	8,907
*	Amicus Therapeutics Inc.	744,913	8,648
*	Xenon Pharmaceuticals Inc.	214,346	8,647
*	Myriad Genetics Inc.	302,692	8,575
*	Twist Bioscience Corp.	194,742	8,421
*	Nuvalent Inc. Class A	98,856	8,416
*	Dyne Therapeutics Inc.	179,985	8,296
*	Celldex Therapeutics Inc.	198,370	8,199
*	PTC Therapeutics Inc.	230,417	8,138
*	Veracyte Inc.	255,643	8,066
*	Vericel Corp.	154,588	7,984
*	Agios Pharmaceuticals Inc.	170,891	7,846
*	SpringWorks Therapeutics Inc.	186,246	7,768
*	Iovance Biotherapeutics Inc.	653,741	7,623
*	Merus NV	146,640	7,477
*	Arcellx Inc.	107,626	7,398
*	Rhythm Pharmaceuticals Inc.	152,939	7,232
*	Catalyst Pharmaceuticals Inc.	356,097	7,211
*	Geron Corp. (XNGS)	1,492,821	7,091
*	Intellia Therapeutics Inc.	306,491	6,878
*	Protagonist Therapeutics Inc.	147,244	6,315

Health Care Index Fund
		Shares	Market Value• ($000)
*	Beam Therapeutics Inc.	233,972	6,242
*	ACADIA Pharmaceuticals Inc.	357,815	5,933
*	MannKind Corp.	912,536	5,712
*	Kymera Therapeutics Inc.	112,856	5,458
*	BioCryst Pharmaceuticals Inc.	621,180	5,398
*	Immunovant Inc.	171,347	5,295
*	Syndax Pharmaceuticals Inc.	255,086	5,242
*	Novavax Inc.	421,238	5,215
*	CareDx Inc.	165,831	5,096
*	Mirum Pharmaceuticals Inc.	118,214	5,096
*	Ardelyx Inc.	782,449	4,836
*	Dynavax Technologies Corp.	417,421	4,683
*	Nurix Therapeutics Inc.	183,118	4,615
*	Vera Therapeutics Inc.	118,337	4,476
*,1	Recursion Pharmaceuticals Inc. Class A	611,757	4,454
*	Akero Therapeutics Inc.	161,854	4,402
*	Keros Therapeutics Inc.	96,496	4,376
*	Rocket Pharmaceuticals Inc.	212,470	4,005
*	Arcutis Biotherapeutics Inc.	350,780	3,816
*	Kiniksa Pharmaceuticals International plc	135,435	3,622
*,1	MoonLake Immunotherapeutics	73,582	3,443
*	Apogee Therapeutics Inc.	64,531	3,302
*	Xencor Inc.	185,600	3,246
*	Janux Therapeutics Inc.	69,088	3,246
*	Kura Oncology Inc.	152,925	3,221
*	Aurinia Pharmaceuticals Inc.	458,002	3,119
*	Disc Medicine Inc.	59,474	3,022
*	Soleno Therapeutics Inc.	61,653	3,018
*	Arcus Biosciences Inc.	168,145	2,879
*	Day One Biopharmaceuticals Inc.	196,321	2,717
*	MiMedx Group Inc.	395,334	2,704
*	Vir Biotechnology Inc.	319,455	2,639
*	Prothena Corp. plc	116,864	2,603
*	Sana Biotechnology Inc.	407,410	2,465
*	Cullinan Therapeutics Inc.	125,096	2,452
*	Ironwood Pharmaceuticals Inc.	482,559	2,442
*	Spyre Therapeutics Inc.	84,924	2,442
*	Viridian Therapeutics Inc.	160,981	2,363
*	Praxis Precision Medicines Inc.	42,909	2,281
*	89bio Inc.	238,915	2,270
*	Cogent Biosciences Inc.	209,331	2,248
*	Avid Bioservices Inc.	211,895	2,233
*	Travere Therapeutics Inc.	229,361	2,172
*	Immunome Inc.	129,717	1,969
*	Relay Therapeutics Inc.	287,405	1,951
*,1	ImmunityBio Inc.	462,596	1,827
*	Zymeworks Inc.	153,272	1,798
*	Arcturus Therapeutics Holdings Inc.	81,669	1,723
*	AnaptysBio Inc.	45,194	1,721
*,1	Anavex Life Sciences Corp.	283,398	1,706
*	Tango Therapeutics Inc.	143,821	1,701
*	REGENXBIO Inc.	139,150	1,700
*	Humacyte Inc.	278,788	1,687
*	ARS Pharmaceuticals Inc.	129,622	1,682
*	Erasca Inc.	564,817	1,632
*	Altimmune Inc.	237,133	1,589
*	Y-mAbs Therapeutics Inc.	102,419	1,466
*	Emergent BioSolutions Inc.	172,633	1,435
*	Savara Inc.	329,740	1,408
*	Stoke Therapeutics Inc.	95,903	1,395
*	Scholar Rock Holding Corp.	148,751	1,383
*	Olema Pharmaceuticals Inc.	112,226	1,324
*	GRAIL Inc.	93,448	1,319
*	Verve Therapeutics Inc.	196,183	1,314
*	4D Molecular Therapeutics Inc.	86,441	1,297
*	Sage Therapeutics Inc.	150,914	1,272
*	Astria Therapeutics Inc.	101,055	1,236
*	Allogene Therapeutics Inc.	453,805	1,194
*	Alector Inc.	222,547	1,175
*	iTeos Therapeutics Inc.	68,557	1,155

Health Care Index Fund
		Shares	Market Value• ($000)
*	Replimune Group Inc.	112,933	1,149
*,1	Ocugen Inc.	868,552	1,129
*	ORIC Pharmaceuticals Inc.	101,485	1,052
*	Fate Therapeutics Inc.	285,616	1,048
*	Vanda Pharmaceuticals Inc.	194,557	1,029
*	Cargo Therapeutics Inc.	52,666	993
*	Entrada Therapeutics Inc.	55,804	988
*	Editas Medicine Inc.	261,618	978
*	uniQure NV	162,417	950
*	Monte Rosa Therapeutics Inc.	153,380	946
*	Aldeyra Therapeutics Inc.	153,499	883
*	Enanta Pharmaceuticals Inc.	66,794	860
*	Dianthus Therapeutics Inc.	29,415	848
*	Korro Bio Inc.	17,098	816
*	2seventy bio Inc.	167,233	814
*	Acelyrin Inc.	165,569	791
*	Cabaletta Bio Inc.	129,157	727
*	Heron Therapeutics Inc.	351,388	678
*	Inovio Pharmaceuticals Inc.	86,704	626
*,1	Biomea Fusion Inc.	84,116	617
*	Lyell Immunopharma Inc.	419,906	609
*	Organogenesis Holdings Inc.	198,794	573
*	Gossamer Bio Inc.	645,708	567
*	Zentalis Pharmaceuticals Inc.	161,723	561
*	Sangamo Therapeutics Inc.	660,652	560
*,1	Prime Medicine Inc.	120,402	515
*	MeiraGTx Holdings plc	118,230	481
*	MacroGenics Inc.	136,156	478
*	Coherus Biosciences Inc.	334,564	465
*,1	IGM Biosciences Inc.	38,838	396
*,1	Seres Therapeutics Inc.	405,110	324
*	Agenus Inc.	59,631	307
*	Rapt Therapeutics Inc.	109,751	226
*	PMV Pharmaceuticals Inc.	138,133	217
*	Eagle Pharmaceuticals Inc.	39,892	205
*	ALX Oncology Holdings Inc.	83,897	195
*	Century Therapeutics Inc.	100,258	176
*	Mural Oncology plc	50,151	167
*,1	Repare Therapeutics Inc.	55,241	161
*	FibroGen Inc.	322,731	118
*	HilleVax Inc.	38,461	72
*	Aerovate Therapeutics Inc.	27,894	54
*,2	Prevail Therapeutics CVR	78	—
			4,218,578
Health Care Equipment & Supplies (19.2%)
	Abbott Laboratories	5,817,732	658,974
*	Intuitive Surgical Inc.	1,186,228	584,371
	Stryker Corp.	1,146,591	413,254
*	Boston Scientific Corp.	4,916,693	402,136
	Medtronic plc	4,288,162	379,845
	Becton Dickinson & Co.	966,503	234,290
*	Edwards Lifesciences Corp.	2,015,250	140,987
*	IDEXX Laboratories Inc.	276,195	132,941
	GE Healthcare Inc.	1,450,223	123,008
	ResMed Inc.	491,297	120,378
*	DexCom Inc.	1,329,954	92,219
	STERIS plc	330,596	79,707
	Zimmer Biomet Holdings Inc.	688,015	79,438
*	Cooper Cos. Inc.	665,924	70,408
	Baxter International Inc.	1,704,177	64,656
*	Hologic Inc.	780,503	63,408
*	Align Technology Inc.	239,173	56,737
*	Insulet Corp.	234,231	47,495
	Teleflex Inc.	157,530	38,622
*	Solventum Corp.	490,611	31,453
*	Penumbra Inc.	123,157	24,917
*	Lantheus Holdings Inc.	231,803	24,680
*	Glaukos Corp.	168,461	22,555
*	Globus Medical Inc. Class A	276,672	20,114

Health Care Index Fund
		Shares	Market Value• ($000)
*	Merit Medical Systems Inc.	194,356	18,790
*	TransMedics Group Inc.	110,161	18,514
*	Inspire Medical Systems Inc.	99,361	17,867
*	Masimo Corp.	151,182	17,767
	Dentsply Sirona Inc.	694,965	17,576
*	Integer Holdings Corp.	111,914	14,557
*	PROCEPT BioRobotics Corp.	163,400	12,909
*	Haemonetics Corp.	170,417	12,880
*	ICU Medical Inc.	77,419	12,800
*	Neogen Corp.	687,460	11,859
*	Axonics Inc.	170,503	11,793
*	Envista Holdings Corp.	574,097	10,483
*	Tandem Diabetes Care Inc.	215,733	9,384
*	LivaNova plc	181,180	9,130
*	Enovis Corp.	183,392	8,546
*	UFP Technologies Inc.	24,374	8,317
*	QuidelOrtho Corp.	190,412	8,045
*	Inari Medical Inc.	174,536	7,545
	CONMED Corp.	102,676	7,518
*	iRhythm Technologies Inc.	104,003	7,372
*	Omnicell Inc.	153,707	6,837
*	Novocure Ltd.	343,078	6,669
*	RxSight Inc.	110,745	6,245
	LeMaitre Vascular Inc.	67,629	6,106
*	Integra LifeSciences Holdings Corp.	224,573	4,568
*	STAAR Surgical Co.	132,149	4,373
*	AtriCure Inc.	161,787	4,240
*	Avanos Medical Inc.	153,102	3,708
*	Artivion Inc.	125,871	3,416
*	Silk Road Medical Inc.	119,603	3,242
	Embecta Corp.	183,209	2,994
*,1	Establishment Labs Holdings Inc.	64,095	2,937
*	Alphatec Holdings Inc.	351,009	2,422
*	SI-BONE Inc.	124,044	2,062
*	Orthofix Medical Inc.	113,010	1,971
*	Surmodics Inc.	47,258	1,873
*	OrthoPediatrics Corp.	56,432	1,803
*	Varex Imaging Corp.	135,149	1,687
*	Zimvie Inc.	92,471	1,603
*	Cerus Corp.	626,464	1,416
*	OraSure Technologies Inc.	258,488	1,158
*	Paragon 28 Inc.	138,729	1,154
*	AngioDynamics Inc.	133,733	998
*	Inogen Inc.	78,135	959
*	Treace Medical Concepts Inc.	145,207	896
*	Pulmonx Corp.	114,778	840
*,1	Senseonics Holdings Inc.	1,689,036	657
*	Nevro Corp.	103,849	643
*,1	Butterfly Network Inc.	511,977	558
*	Outset Medical Inc.	157,873	84
*,1	Cutera Inc.	46,728	35
			4,228,399
Health Care Providers & Services (20.6%)
	UnitedHealth Group Inc.	3,077,962	1,816,613
	Elevance Health Inc.	777,247	432,841
	Cigna Group	949,996	343,718
	HCA Healthcare Inc.	656,915	259,869
	McKesson Corp.	433,778	243,384
	CVS Health Corp.	4,198,148	240,302
	Cencora Inc.	600,306	143,815
	Humana Inc.	402,988	142,847
*	Centene Corp.	1,784,617	140,681
	Cardinal Health Inc.	814,533	91,814
*	Molina Healthcare Inc.	195,966	68,547
	Labcorp Holdings Inc.	281,884	64,802
	Quest Diagnostics Inc.	371,493	58,313
*	Tenet Healthcare Corp.	326,683	54,177
	Universal Health Services Inc. Class B	199,645	47,510
	Encompass Health Corp.	336,694	31,329

Health Care Index Fund
		Shares	Market Value• ($000)
*	Henry Schein Inc.	428,203	30,210
	Ensign Group Inc.	190,362	28,813
	Chemed Corp.	48,117	28,205
*	DaVita Inc.	176,036	26,567
*	Acadia Healthcare Co. Inc.	310,240	25,418
*	HealthEquity Inc.	290,973	23,150
*	Option Care Health Inc.	581,220	18,611
*	RadNet Inc.	210,076	13,926
	Select Medical Holdings Corp.	369,600	13,332
*	Amedisys Inc.	109,413	10,724
*	Guardant Health Inc.	409,228	10,468
*	CorVel Corp.	31,575	10,127
*	Addus HomeCare Corp.	60,520	8,050
*	R1 RCM Inc.	565,066	7,973
*	Surgery Partners Inc.	233,786	7,469
*	Astrana Health Inc.	149,811	7,160
*	Hims & Hers Health Inc.	484,878	7,142
	Premier Inc. Class A	350,352	7,137
*	NeoGenomics Inc.	427,350	7,060
*	Progyny Inc.	286,544	6,731
*	AMN Healthcare Services Inc.	126,775	6,723
*	Privia Health Group Inc.	318,057	6,406
	National HealthCare Corp.	46,359	6,357
	Patterson Cos. Inc.	264,034	5,938
*	Brookdale Senior Living Inc.	613,377	4,361
	US Physical Therapy Inc.	50,474	4,321
*	agilon health Inc.	1,033,985	4,219
*	Owens & Minor Inc.	243,324	3,781
*	Pennant Group Inc.	100,208	3,433
*	Clover Health Investments Corp.	1,289,967	3,393
*	AdaptHealth Corp.	289,619	3,183
*	Pediatrix Medical Group Inc.	281,401	3,056
*	Alignment Healthcare Inc.	318,552	2,870
*	PetIQ Inc.	93,356	2,852
*	Castle Biosciences Inc.	87,333	2,591
*	Community Health Systems Inc.	418,353	2,280
*,1	OPKO Health Inc.	1,165,686	1,958
*	Cross Country Healthcare Inc.	111,432	1,663
*	Fulgent Genetics Inc.	65,033	1,467
*	Enhabit Inc.	142,756	1,205
*	ModivCare Inc.	38,088	1,099
*	Accolade Inc.	246,743	1,071
*	DocGo Inc.	282,134	1,066
*	23andMe Holding Co. Class A	1,083,928	341
*	CareMax Inc.	6,689	15
			4,554,484
Health Care Technology (0.7%)
*	Veeva Systems Inc. Class A	513,626	111,169
*	Doximity Inc. Class A	370,395	13,623
*	Evolent Health Inc. Class A	330,455	10,568
*	Phreesia Inc.	182,514	4,692
*	Certara Inc.	376,805	4,616
*	Schrodinger Inc.	211,890	4,456
*	Teladoc Health Inc.	564,817	4,050
	HealthStream Inc.	80,707	2,344
*	GoodRx Holdings Inc. Class A	270,340	2,136
	Simulations Plus Inc.	53,273	1,931
*	Health Catalyst Inc.	197,795	1,422
*	Sharecare Inc.	959,363	1,334
*	Definitive Healthcare Corp.	176,378	827
*	American Well Corp. Class A	40,130	333
*	Multiplan Corp.	769,154	181
			163,682
Life Sciences Tools & Services (10.6%)
	Thermo Fisher Scientific Inc.	1,276,554	785,170
	Danaher Corp.	2,229,299	600,373
*	IQVIA Holdings Inc.	609,340	153,279
	Agilent Technologies Inc.	975,760	139,456
*	Mettler-Toledo International Inc.	71,428	102,791

Health Care Index Fund
		Shares	Market Value• ($000)
	West Pharmaceutical Services Inc.	243,608	76,403
*	Illumina Inc.	532,756	70,004
*	Waters Corp.	198,392	68,713
*	Avantor Inc.	2,109,736	54,516
	Revvity Inc.	412,707	50,573
	Bio-Techne Corp.	527,033	38,995
*	Charles River Laboratories International Inc.	172,284	34,069
*	Medpace Holdings Inc.	88,007	31,266
*	Repligen Corp.	177,527	26,794
	Bruker Corp.	354,317	23,807
*	Bio-Rad Laboratories Inc. Class A	66,682	22,493
*	Azenta Inc.	164,438	8,143
*	10X Genomics Inc. Class A	318,003	7,425
*	Sotera Health Co.	472,936	7,302
*	Fortrea Holdings Inc.	284,225	6,554
*	Maravai LifeSciences Holdings Inc. Class A	377,006	3,412
*	BioLife Solutions Inc.	123,563	3,198
	Mesa Laboratories Inc.	18,072	2,416
*	Cytek Biosciences Inc.	374,130	2,148
*	Standard BioTools Inc.	805,344	1,715
*	Adaptive Biotechnologies Corp.	342,709	1,611
*	Quanterix Corp.	121,752	1,586
*	CryoPort Inc.	164,131	1,530
*	MaxCyte Inc.	313,350	1,354
*	OmniAb Inc.	290,383	1,217
*,1	Pacific Biosciences of California Inc.	802,362	1,099
*	Seer Inc.	150,204	252
*,1	Akoya Biosciences Inc.	82,646	211
*	Bionano Genomics Inc.	313,161	153
*,2	OmniAb Inc. 12.5 Earnout	22,076	—
*,2	OmniAb Inc. 15 Earnout	22,076	—
			2,330,028
Pharmaceuticals (27.0%)
	Eli Lilly & Co.	2,701,612	2,593,602
	Johnson & Johnson	6,098,438	1,011,487
	Merck & Co. Inc.	7,095,250	840,432
	Pfizer Inc.	18,950,284	549,748
	Bristol-Myers Squibb Co.	6,779,050	338,614
	Zoetis Inc.	1,525,946	279,996
	Viatris Inc.	3,981,813	48,100
	Royalty Pharma plc Class A	1,285,107	37,307
*	Catalent Inc.	604,833	36,871
*	Elanco Animal Health Inc. (XNYS)	1,651,157	25,543
*	Intra-Cellular Therapies Inc.	317,781	23,287
*	Jazz Pharmaceuticals plc	200,336	23,235
	Organon & Co.	859,977	19,220
	Perrigo Co. plc	455,876	13,266
*	Prestige Consumer Healthcare Inc.	166,270	12,410
*	Corcept Therapeutics Inc.	313,355	11,061
*	Axsome Therapeutics Inc.	103,488	9,196
*	Supernus Pharmaceuticals Inc.	184,147	6,475
*	Amphastar Pharmaceuticals Inc.	130,638	6,367
*	Ligand Pharmaceuticals Inc.	60,083	6,357
*,1	Tilray Brands Inc.	2,761,903	4,723
*,1	Cassava Sciences Inc.	152,425	4,376
*	Collegium Pharmaceutical Inc.	109,746	4,221
*	Arvinas Inc.	159,870	4,182
*	Harrow Inc.	100,639	4,072
*	Longboard Pharmaceuticals Inc.	110,543	3,988
*	Harmony Biosciences Holdings Inc.	104,329	3,754
*	Innoviva Inc.	186,793	3,620
*	Amneal Pharmaceuticals Inc.	412,951	3,576
*	ANI Pharmaceuticals Inc.	56,070	3,574
*	Ocular Therapeutix Inc.	336,267	2,966
*	Evolus Inc.	157,098	2,496
*	Pacira BioSciences Inc.	155,771	2,424
*	Tarsus Pharmaceuticals Inc.	88,486	2,399
*	Edgewise Therapeutics Inc.	124,908	2,342
*	Revance Therapeutics Inc.	331,926	2,181

Health Care Index Fund
		Shares	Market Value• ($000)
*	Pliant Therapeutics Inc.	161,472	2,146
*,1	Phathom Pharmaceuticals Inc.	125,551	2,074
*	Nuvation Bio Inc.	497,197	1,601
*	WaVe Life Sciences Ltd.	265,621	1,525
*	EyePoint Pharmaceuticals Inc.	165,525	1,481
*	Liquidia Corp.	153,425	1,459
	Phibro Animal Health Corp. Class A	67,907	1,426
*	Enliven Therapeutics Inc.	62,988	1,378
	SIGA Technologies Inc.	142,914	1,291
*,1	Mind Medicine MindMed Inc.	203,810	1,235
*	Theravance Biopharma Inc.	119,520	986
*	Terns Pharmaceuticals Inc.	118,982	907
*	Atea Pharmaceuticals Inc.	211,273	813
*	Nektar Therapeutics	568,896	728
*,1	ATAI Life Sciences NV	408,917	532
*	Ventyx Biosciences Inc.	199,823	446
*	Amylyx Pharmaceuticals Inc.	171,590	381
*	Aclaris Therapeutics Inc.	226,132	267
*,3	Scilex Holding Co. (Acquired 1/6/23, Cost $2,304)	219,844	228
*	Cara Therapeutics Inc.	165,236	59
*,2	Chinook Therapeutics Inc. CVR	784	—
			5,968,431
Total Common Stocks (Cost $15,685,070)			21,463,602
Warrants (0.0%)
*	Geron Corp. Exp. 12/31/25	152,449	255
*	Advaxis Inc. Exp. 9/11/24	7,710	—
Total Warrants (Cost $—)			255
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[4,5]	Vanguard Market Liquidity Fund, 5.373% (Cost $603,476)	6,035,449	603,484
Total Investments (99.9%) (Cost $16,288,546)			22,067,341
Other Assets and Liabilities—Net (0.1%)			13,195
Net Assets (100.0%)			22,080,536
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,777,000.
2	Security value determined using significant unobservable inputs.
3	Restricted securities totaling $228,000, representing 0.0% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $33,098,000 was received for securities on loan.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
AbbVie Inc.	8/29/25	BANA	107,971	(6.033)	—	(333)
Avantor Inc.	8/29/25	BANA	4,186	(5.335)	—	(20)
Globus Medical Inc.	8/29/25	BANA	7,270	(5.320)	—	—
Johnson & Johnson	1/31/25	GSI	15,909	(5.332)	761	—
Johnson & Johnson	8/29/25	BANA	140,981	(6.070)	1,007	—
Johnson & Johnson	8/29/25	BANA	140,981	(6.070)	1,006	—
Johnson & Johnson	8/29/25	BANA	24,879	(6.084)	85	—

Health Care Index Fund
Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Merck & Co. Inc.	1/31/25	CITNA	162,869	(6.070)	—	(55)
Sarepta Therapeutics Inc.	8/29/25	BANA	8,826	(5.320)	—	—
					2,859	(408)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
At August 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $19,054,000 and cash of $1,210,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $15,685,070)	21,463,857
Affiliated Issuers (Cost $603,476)	603,484
Total Investments in Securities	22,067,341
Investment in Vanguard	597
Receivables for Investment Securities Sold	90,756
Receivables for Accrued Income	28,663
Receivables for Capital Shares Issued	1,835
Unrealized Appreciation—Over-the-Counter Swap Contracts	2,859
Total Assets	22,192,051
Liabilities
Due to Custodian	1,257
Payables for Investment Securities Purchased	69,239
Collateral for Securities on Loan	33,098
Payables for Capital Shares Redeemed	6,562
Payables to Vanguard	951
Unrealized Depreciation—Over-the-Counter Swap Contracts	408
Total Liabilities	111,515
Net Assets	22,080,536
1 Includes $29,777,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	17,079,935
Total Distributable Earnings (Loss)	5,000,601
Net Assets	22,080,536

ETF Shares—Net Assets
Applicable to 65,980,853 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,012,316
Net Asset Value Per Share—ETF Shares	$288.15

Admiral Shares—Net Assets
Applicable to 21,286,439 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,068,220
Net Asset Value Per Share—Admiral Shares	$144.14

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	299,054
Interest[1]	5,502
Securities Lending—Net	2,009
Total Income	306,565
Expenses
The Vanguard Group—Note B
Investment Advisory Services	407
Management and Administrative—ETF Shares	15,573
Management and Administrative—Admiral Shares	2,637
Marketing and Distribution—ETF Shares	668
Marketing and Distribution—Admiral Shares	124
Custodian Fees	156
Auditing Fees	32
Shareholders’ Reports—ETF Shares	456
Shareholders’ Reports—Admiral Shares	27
Trustees’ Fees and Expenses	13
Other Expenses	19
Total Expenses	20,112
Expenses Paid Indirectly	(59)
Net Expenses	20,053
Net Investment Income	286,512
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	814,003
Swap Contracts	18,641
Realized Net Gain (Loss)	832,644
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,500,644
Swap Contracts	2,548
Change in Unrealized Appreciation (Depreciation)	2,503,192
Net Increase (Decrease) in Net Assets Resulting from Operations	3,622,348
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,502,000, $9,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $990,557,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	286,512	278,315
Realized Net Gain (Loss)	832,644	728,727
Change in Unrealized Appreciation (Depreciation)	2,503,192	315,166
Net Increase (Decrease) in Net Assets Resulting from Operations	3,622,348	1,322,208
Distributions
ETF Shares	(239,087)	(238,117)
Admiral Shares	(39,943)	(40,777)
Total Distributions	(279,030)	(278,894)
Capital Share Transactions
ETF Shares	(829,112)	255,391
Admiral Shares	(246,641)	(58,051)
Net Increase (Decrease) from Capital Share Transactions	(1,075,753)	197,340
Total Increase (Decrease)	2,267,565	1,240,654
Net Assets
Beginning of Period	19,812,971	18,572,317
End of Period	22,080,536	19,812,971

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$244.43	$231.59	$262.41	$207.65	$169.74
Investment Operations
Net Investment Income[1]	3.660	3.418	3.157	2.893	2.702
Net Realized and Unrealized Gain (Loss) on Investments	43.617	12.859	(30.771)	54.714	37.758
Total from Investment Operations	47.277	16.277	(27.614)	57.607	40.460
Distributions
Dividends from Net Investment Income	(3.557)	(3.437)	(3.206)	(2.846)	(2.550)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.557)	(3.437)	(3.206)	(2.846)	(2.550)
Net Asset Value, End of Period	$288.15	$244.43	$231.59	$262.41	$207.65
Total Return	19.55%	7.07%	-10.60%	27.99%	24.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,012	$16,976	$15,829	$16,894	$11,724
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.41%	1.27%	1.25%	1.45%
Portfolio Turnover Rate[3]	4%	4%	3%	5%	7%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$122.27	$115.84	$131.26	$103.87	$84.91
Investment Operations
Net Investment Income[1]	1.831	1.711	1.583	1.450	1.351
Net Realized and Unrealized Gain (Loss) on Investments	21.818	6.438	(15.400)	27.365	18.884
Total from Investment Operations	23.649	8.149	(13.817)	28.815	20.235
Distributions
Dividends from Net Investment Income	(1.779)	(1.719)	(1.603)	(1.425)	(1.275)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.779)	(1.719)	(1.603)	(1.425)	(1.275)
Net Asset Value, End of Period	$144.14	$122.27	$115.84	$131.26	$103.87
Total Return[2]	19.55%	7.08%	-10.59%	28.01%	24.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,068	$2,837	$2,744	$2,972	$1,676
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.41%	1.28%	1.25%	1.45%
Portfolio Turnover Rate[4]	4%	4%	3%	5%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund
Notes to Financial Statements
Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may

Health Care Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $597,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $59,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	21,463,374	228	—	21,463,602
Warrants	255	—	—	255
Temporary Cash Investments	603,484	—	—	603,484
Total	22,067,113	228	—	22,067,341
Derivative Financial Instruments
Assets
Swap Contracts	—	2,859	—	2,859
Liabilities
Swap Contracts	—	(408)	—	(408)

Health Care Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	990,243
Total Distributable Earnings (Loss)	(990,243)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	79,863
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	5,721,463
Capital Loss Carryforwards	(800,725)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	5,000,601
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	279,030	278,894
Long-Term Capital Gains	—	—
Total	279,030	278,894
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	16,345,878
Gross Unrealized Appreciation	7,597,985
Gross Unrealized Depreciation	(1,876,522)
Net Unrealized Appreciation (Depreciation)	5,721,463
F.	During the year ended August 31, 2024, the fund purchased $821,117,000 of investment securities and sold $1,467,941,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,000,527,000 and $1,990,890,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $11,227,000 and sales were $10,148,000, resulting in net realized loss of $2,045,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Health Care Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,174,984	4,607	1,883,291	7,825
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,004,096)	(8,075)	(1,627,900)	(6,725)
Net Increase (Decrease)—ETF Shares	(829,112)	(3,468)	255,391	1,100
Admiral Shares
Issued	349,006	2,717	391,651	3,228
Issued in Lieu of Cash Distributions	33,749	267	34,825	293
Redeemed	(629,396)	(4,903)	(484,527)	(4,001)
Net Increase (Decrease)—Admiral Shares	(246,641)	(1,919)	(58,051)	(480)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Industrials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Aerospace & Defense (19.5%)
	General Electric Co.	1,198,177	209,226
	RTX Corp.	1,455,210	179,486
	Lockheed Martin Corp.	236,351	134,271
*	Boeing Co.	640,069	111,206
	TransDigm Group Inc.	61,255	84,116
	Northrop Grumman Corp.	153,895	80,519
	General Dynamics Corp.	255,261	76,415
	L3Harris Technologies Inc.	207,655	49,146
	Howmet Aerospace Inc.	424,540	41,036
*	Axon Enterprise Inc.	78,488	28,646
	Textron Inc.	208,958	19,057
	HEICO Corp. Class A	81,950	16,397
	Curtiss-Wright Corp.	41,894	13,233
	HEICO Corp.	48,405	12,419
	Huntington Ingalls Industries Inc.	43,140	12,199
	Woodward Inc.	66,642	11,106
	BWX Technologies Inc.	99,996	10,300
*	AeroVironment Inc.	30,818	6,279
	Moog Inc. Class A	31,516	6,221
	Hexcel Corp.	91,082	5,764
*	Spirit AeroSystems Holdings Inc. Class A	127,569	4,492
*	Kratos Defense & Security Solutions Inc.	164,759	3,779
*	AAR Corp.	38,705	2,546
*	Leonardo DRS Inc.	86,007	2,455
*	Mercury Systems Inc.	55,072	2,087
*,1	Rocket Lab USA Inc.	323,473	2,028
*	Triumph Group Inc.	84,453	1,176
	Cadre Holdings Inc.	28,918	1,048
*	Ducommun Inc.	13,568	883
*	V2X Inc.	13,711	777
*,1	Archer Aviation Inc. Class A	218,530	743
	National Presto Industries Inc.	6,000	470
*	Aersale Corp.	34,784	177
*,1	Virgin Galactic Holdings Inc.	20,511	137
			1,129,840
Air Freight & Logistics (3.9%)
	United Parcel Service Inc. Class B (XNYS)	798,532	102,651
	FedEx Corp.	254,059	75,905
	Expeditors International of Washington Inc.	154,713	19,093
	CH Robinson Worldwide Inc.	128,093	13,259
*	GXO Logistics Inc.	130,677	6,540
	Hub Group Inc. Class A	67,359	3,175
*	Air Transport Services Group Inc.	58,328	984
	Forward Air Corp.	23,147	735
			222,342
Building Products (7.5%)
	Trane Technologies plc	247,736	89,596
	Carrier Global Corp.	887,716	64,608
	Johnson Controls International plc	737,447	53,723
*	Builders FirstSource Inc.	133,674	23,259
	Carlisle Cos. Inc.	52,134	22,094
	Lennox International Inc.	35,088	20,709
	Masco Corp.	240,968	19,171
	Owens Corning	94,805	15,996
	Allegion plc	95,834	13,306
	Advanced Drainage Systems Inc.	76,407	11,978
	A O Smith Corp.	132,380	11,083
	Fortune Brands Innovations Inc.	136,845	10,867
	Simpson Manufacturing Co. Inc.	46,121	8,443

Industrials Index Fund
		Shares	Market Value• ($000)
	UFP Industries Inc.	67,578	8,222
*	Trex Co. Inc.	118,934	7,581
	AAON Inc.	75,184	7,181
*	AZEK Co. Inc.	159,208	6,787
	Armstrong World Industries Inc.	48,009	6,086
	CSW Industrials Inc.	16,999	5,739
	Zurn Elkay Water Solutions Corp.	160,624	5,209
*	Resideo Technologies Inc.	160,151	3,229
	Griffon Corp.	43,550	2,883
	AZZ Inc.	31,009	2,579
*	Hayward Holdings Inc.	163,784	2,431
*	Gibraltar Industries Inc.	33,350	2,323
*	Masterbrand Inc.	139,547	2,238
*	Janus International Group Inc.	159,755	1,756
	Apogee Enterprises Inc.	23,924	1,598
*	American Woodmark Corp.	17,030	1,526
	Quanex Building Products Corp.	51,444	1,421
*	JELD-WEN Holding Inc.	93,403	1,330
	Insteel Industries Inc.	21,641	744
			435,696
Commercial Services & Supplies (8.1%)
	Waste Management Inc.	439,001	93,086
	Cintas Corp.	99,953	80,474
	Waste Connections Inc. (XTSE)	282,405	52,669
*	Copart Inc.	948,224	50,218
	Republic Services Inc.	241,161	50,212
	Veralto Corp.	270,274	30,387
	Rollins Inc.	317,857	15,950
	Tetra Tech Inc.	58,597	13,931
*	Clean Harbors Inc.	56,142	13,805
	MSA Safety Inc.	40,940	7,477
*	Casella Waste Systems Inc. Class A	62,515	6,743
*	Stericycle Inc.	101,598	6,021
	Brink's Co.	48,568	5,388
	ABM Industries Inc.	68,618	3,921
	Brady Corp. Class A	48,114	3,562
	UniFirst Corp.	16,396	3,110
*	ACV Auctions Inc. Class A	162,431	3,039
	HNI Corp.	51,595	2,778
	MillerKnoll Inc.	78,504	2,312
*	GEO Group Inc.	149,222	2,070
*	OPENLANE Inc.	118,176	2,048
	Vestis Corp.	129,520	1,822
*	Cimpress plc	18,113	1,791
	VSE Corp.	18,005	1,675
*	CoreCivic Inc.	121,023	1,668
	Steelcase Inc. Class A	92,756	1,312
	Pitney Bowes Inc.	176,196	1,246
	Interface Inc.	63,684	1,202
*	Montrose Environmental Group Inc.	35,450	1,166
*	BrightView Holdings Inc.	66,944	1,069
*	Enviri Corp.	87,978	1,051
*	Driven Brands Holdings Inc.	72,459	1,039
	Deluxe Corp.	48,032	989
*	CECO Environmental Corp.	32,419	938
*	Healthcare Services Group Inc.	80,200	873
	Matthews International Corp. Class A	31,736	804
*	Viad Corp.	23,032	793
	Ennis Inc.	28,255	676
	ACCO Brands Corp.	102,530	562
*	Liquidity Services Inc.	24,632	536
			470,413
Construction & Engineering (3.0%)
	Quanta Services Inc.	160,282	44,098
	EMCOR Group Inc.	51,431	20,215
	AECOM	149,141	14,935
	Comfort Systems USA Inc.	39,123	13,831
*	Fluor Corp.	187,337	9,380
*	API Group Corp.	225,193	8,006

Industrials Index Fund
		Shares	Market Value• ($000)
*	WillScot Holdings Corp.	207,379	7,992
*	MasTec Inc.	69,563	7,870
	Valmont Industries Inc.	22,072	6,307
*	Dycom Industries Inc.	31,892	5,612
	MDU Resources Group Inc.	212,225	5,452
	Arcosa Inc.	53,029	4,852
*	Sterling Infrastructure Inc.	33,748	4,034
	Granite Construction Inc.	48,251	3,627
	Primoris Services Corp.	58,803	3,319
*	Construction Partners Inc. Class A	47,840	3,156
*	IES Holdings Inc.	9,926	1,851
*	MYR Group Inc.	18,274	1,842
*	Tutor Perini Corp.	48,277	1,157
	Argan Inc.	13,992	1,110
*	Ameresco Inc. Class A	35,386	1,077
*	Great Lakes Dredge & Dock Corp.	74,051	737
			170,460
Electrical Equipment (8.3%)
	Eaton Corp. plc	437,613	134,317
	Emerson Electric Co.	626,254	66,001
*	GE Vernova Inc.	300,035	60,307
	AMETEK Inc.	253,367	43,338
	Rockwell Automation Inc.	124,837	33,959
	Vertiv Holdings Co. Class A	389,347	32,328
	Hubbell Inc.	58,788	23,511
	nVent Electric plc	181,629	12,344
	Regal Rexnord Corp.	72,774	12,212
*	Generac Holdings Inc.	66,310	10,380
	Acuity Brands Inc.	33,718	8,588
	Sensata Technologies Holding plc	164,922	6,358
*	NEXTracker Inc. Class A	148,871	6,055
*	Sunrun Inc.	242,518	4,977
	EnerSys	44,093	4,468
	Atkore Inc.	39,856	3,720
*,1	Bloom Energy Corp. Class A	223,977	2,668
	Powell Industries Inc.	10,502	1,758
*,1	Plug Power Inc.	851,771	1,601
*,1	Enovix Corp.	158,971	1,513
*	Fluence Energy Inc.	69,375	1,274
*	Thermon Group Holdings Inc.	36,921	1,160
*	Array Technologies Inc.	165,578	1,111
*	Shoals Technologies Group Inc. Class A	187,010	1,008
*	Vicor Corp.	25,445	980
*,1	ChargePoint Holdings Inc.	442,173	831
*,1	NuScale Power Corp.	77,490	638
	Allient Inc.	15,567	331
	Preformed Line Products Co.	2,695	323
*,1	FuelCell Energy Inc.	546,920	221
*	Net Power Inc.	23,835	202
*	TPI Composites Inc.	46,459	201
*	Blink Charging Co.	104,921	195
*	GrafTech International Ltd.	236,747	162
*	SES AI Corp.	137,547	147
*,1	Freyr Battery Inc.	97,864	120
*	Stem Inc.	158,319	92
*,1	Energy Vault Holdings Inc.	89,120	90
*	ESS Tech Inc.	3,966	30
			479,519
Ground Transportation (10.2%)
	Union Pacific Corp.	667,829	171,024
*	Uber Technologies Inc.	2,058,501	150,538
	CSX Corp.	2,140,143	73,343
	Norfolk Southern Corp.	247,323	63,354
	Old Dominion Freight Line Inc.	214,131	41,285
	JB Hunt Transport Services Inc.	90,374	15,653
*	XPO Inc.	127,405	14,603
*	Saia Inc.	29,091	10,933
	Knight-Swift Transportation Holdings Inc.	176,844	9,263
	U-Haul Holding Co.	106,326	7,267

Industrials Index Fund
		Shares	Market Value• ($000)
	Landstar System Inc.	39,131	7,144
	Ryder System Inc.	47,965	6,967
*	Lyft Inc. Class A	410,472	4,790
*	RXO Inc.	128,300	3,651
	ArcBest Corp.	25,537	2,715
	Werner Enterprises Inc.	65,775	2,431
	Schneider National Inc. Class B	60,674	1,645
	Avis Budget Group Inc.	19,652	1,611
	Marten Transport Ltd.	66,305	1,157
	FTAI Infrastructure Inc.	111,315	1,107
	Heartland Express Inc.	60,788	753
	Covenant Logistics Group Inc.	8,783	463
*	Hertz Global Holdings Inc.	133,331	405
	Universal Logistics Holdings Inc.	8,716	368
			592,470
Industrial Conglomerates (4.0%)
	Honeywell International Inc.	712,833	148,205
	3M Co.	604,624	81,437
			229,642
Machinery (19.1%)
	Caterpillar Inc.	535,331	190,631
	Deere & Co.	286,589	110,549
	Parker-Hannifin Corp.	140,710	84,454
	Illinois Tool Works Inc.	304,667	77,136
	PACCAR Inc.	573,887	55,196
	Cummins Inc.	149,757	46,851
	Otis Worldwide Corp.	442,673	41,917
	Ingersoll Rand Inc. (XYNS)	441,696	40,393
	Xylem Inc.	265,439	36,506
	Westinghouse Air Brake Technologies Corp.	193,128	32,749
	Fortive Corp.	385,602	28,689
	Dover Corp.	150,518	28,001
	Stanley Black & Decker Inc.	168,426	17,240
	IDEX Corp.	82,804	17,097
	Snap-on Inc.	57,682	16,367
	Pentair plc	181,629	16,109
	Graco Inc.	185,025	15,422
	Nordson Corp.	59,516	15,269
	ITT Inc.	89,997	12,529
	Lincoln Electric Holdings Inc.	62,313	12,064
	Toro Co.	113,634	10,523
	CNH Industrial NV	963,133	9,959
	Donaldson Co. Inc.	131,733	9,581
*	RBC Bearings Inc.	30,295	9,023
	Allison Transmission Holdings Inc.	95,824	8,888
	Mueller Industries Inc.	118,082	8,586
	Crane Co.	53,154	8,419
*	Middleby Corp.	58,829	8,273
*	SPX Technologies Inc.	50,579	8,251
	Oshkosh Corp.	71,546	7,721
	Flowserve Corp.	144,061	7,186
	Esab Corp.	62,814	6,594
	AGCO Corp.	69,430	6,321
	Federal Signal Corp.	66,875	6,319
	Timken Co.	73,219	6,189
	Watts Water Technologies Inc. Class A	29,994	5,900
*	Chart Industries Inc.	46,829	5,732
	Franklin Electric Co. Inc.	42,782	4,443
	Terex Corp.	73,711	4,185
*	Gates Industrial Corp. plc	228,874	4,156
	Kadant Inc.	12,873	4,134
	Mueller Water Products Inc. Class A	170,427	3,659
	Enpro Inc.	21,930	3,527
	ESCO Technologies Inc.	28,148	3,375
	Atmus Filtration Technologies Inc.	91,112	3,266
	Albany International Corp. Class A	34,248	3,225
	John Bean Technologies Corp.	34,738	3,121
	Trinity Industries Inc.	89,349	2,949
	Hillenbrand Inc.	76,570	2,524

Industrials Index Fund
		Shares	Market Value• ($000)
	Enerpac Tool Group Corp.	59,818	2,467
	Standex International Corp.	13,023	2,327
*	Hillman Solutions Corp.	213,342	2,123
	Barnes Group Inc.	52,757	2,112
	Kennametal Inc.	81,517	2,109
	Alamo Group Inc.	11,226	2,081
	Tennant Co.	19,706	1,925
	REV Group Inc.	53,764	1,712
*	Blue Bird Corp.	33,374	1,708
	Greenbrier Cos. Inc.	33,966	1,646
	Helios Technologies Inc.	36,141	1,597
	Lindsay Corp.	11,879	1,474
	Columbus McKinnon Corp.	31,403	1,074
*	Energy Recovery Inc.	63,071	1,024
	Wabash National Corp.	49,408	961
	Gorman-Rupp Co.	22,896	893
*,1	Symbotic Inc.	44,723	859
*	Proto Labs Inc.	27,571	843
	Astec Industries Inc.	24,013	812
	Miller Industries Inc.	12,510	759
	Douglas Dynamics Inc.	25,642	714
	Hyster-Yale Inc.	9,214	580
	Shyft Group Inc.	35,687	506
*	Titan International Inc.	57,304	477
*	Manitowoc Co. Inc.	37,905	382
	Luxfer Holdings plc	29,052	326
*	3D Systems Corp.	145,592	312
*,1	Nikola Corp.	45,153	299
*	Hyliion Holdings Corp.	133,725	250
*	Desktop Metal Inc. Class A	24,631	108
*,1	Microvast Holdings Inc.	207,898	60
*	Hyzon Motors Inc.	147,704	9
*,1	Velo3D Inc.	5,729	7
			1,105,734
Marine Transportation (0.2%)
*	Kirby Corp.	63,779	7,648
	Matson Inc.	37,378	5,169
	Genco Shipping & Trading Ltd.	46,932	826
			13,643
Passenger Airlines (1.5%)
	Delta Air Lines Inc.	706,281	30,010
	Southwest Airlines Co.	655,205	18,948
*	United Airlines Holdings Inc.	360,151	15,861
*	American Airlines Group Inc.	718,492	7,630
*	Alaska Air Group Inc.	138,966	5,018
*	SkyWest Inc.	44,206	3,428
*,1	Joby Aviation Inc.	388,912	1,945
*	JetBlue Airways Corp.	335,168	1,703
*	Hawaiian Holdings Inc.	57,159	990
	Allegiant Travel Co.	17,007	716
*	Sun Country Airlines Holdings Inc.	45,102	495
[1]	Spirit Airlines Inc.	118,364	305
*	Frontier Group Holdings Inc.	73,491	267
			87,316
Professional Services (9.3%)
	Automatic Data Processing Inc.	447,966	123,598
	Paychex Inc.	354,845	46,556
	Verisk Analytics Inc.	156,188	42,611
	Equifax Inc.	135,336	41,566
	Broadridge Financial Solutions Inc.	129,405	27,545
	Booz Allen Hamilton Holding Corp.	141,762	22,509
	Leidos Holdings Inc.	140,627	22,291
	Jacobs Solutions Inc.	137,126	20,690
	TransUnion	212,667	20,588
	SS&C Technologies Holdings Inc.	243,801	18,307
*	CACI International Inc. Class A	24,387	11,904
	KBR Inc.	146,848	10,185
*	Dayforce Inc.	172,725	9,875
	Paycom Software Inc.	55,680	9,064

Industrials Index Fund
		Shares	Market Value• ($000)
*	FTI Consulting Inc.	39,044	8,914
*	Paylocity Holding Corp.	49,380	7,970
	Science Applications International Corp.	56,040	7,318
	Robert Half Inc.	114,705	7,189
*	ExlService Holdings Inc.	177,678	6,492
	Maximus Inc.	66,503	6,136
	Exponent Inc.	55,364	5,994
*	Parsons Corp.	52,289	4,992
*	Verra Mobility Corp.	173,644	4,794
	Korn Ferry	56,587	4,134
	ManpowerGroup Inc.	52,226	3,861
	Dun & Bradstreet Holdings Inc.	314,845	3,778
	TriNet Group Inc.	35,975	3,699
	Insperity Inc.	39,147	3,679
*	CBIZ Inc.	49,499	3,643
	ICF International Inc.	20,539	3,405
*	Alight Inc. Class A	444,097	3,313
	Concentrix Corp.	42,902	3,228
*	Clarivate plc	328,269	2,252
*	Huron Consulting Group Inc.	19,702	2,176
	CSG Systems International Inc.	32,585	1,581
*	NV5 Global Inc.	15,980	1,536
*	Paycor HCM Inc.	97,507	1,381
*	Upwork Inc.	138,390	1,334
	Kforce Inc.	20,269	1,329
	CRA International Inc.	7,636	1,287
*	First Advantage Corp.	55,560	1,064
	Barrett Business Services Inc.	28,537	1,042
*	Legalzoom.com Inc.	134,763	908
	Heidrick & Struggles International Inc.	22,341	862
	Kelly Services Inc. Class A	35,120	741
*	Conduent Inc.	169,731	648
*	Planet Labs PBC	225,869	608
*	Sterling Check Corp.	32,469	526
*	Franklin Covey Co.	12,118	488
	Resources Connection Inc.	34,420	359
*	Forrester Research Inc.	13,834	265
*	TrueBlue Inc.	31,988	255
*	TaskUS Inc. Class A	17,923	238
	TTEC Holdings Inc.	20,394	104
			540,812
Trading Companies & Distributors (5.3%)
	United Rentals Inc.	72,904	54,041
	WW Grainger Inc.	48,339	47,610
	Ferguson Enterprises Inc.	221,095	45,481
	Fastenal Co.	626,794	42,798
	Watsco Inc.	38,016	18,074
	FTAI Aviation Ltd.	109,668	14,017
*	Core & Main Inc. Class A	211,426	10,155
	WESCO International Inc.	52,843	8,739
	Applied Industrial Technologies Inc.	42,343	8,685
*	SiteOne Landscape Supply Inc.	49,472	7,018
*	Beacon Roofing Supply Inc.	69,598	6,306
	Boise Cascade Co.	43,227	5,862
	Air Lease Corp.	116,165	5,375
	GATX Corp.	37,067	5,230
	Herc Holdings Inc.	29,568	4,328
	MSC Industrial Direct Co. Inc. Class A	49,132	4,041
*	GMS Inc.	43,425	3,769
	Rush Enterprises Inc. Class A	67,898	3,578
	McGrath RentCorp.	26,799	2,898
	H&E Equipment Services Inc.	35,859	1,727
*	DNOW Inc.	116,839	1,521
*	Transcat Inc.	9,962	1,230
*	MRC Global Inc.	92,975	1,224
*	BlueLinx Holdings Inc.	8,961	902
*	Xometry Inc. Class A	42,933	843
*	DXP Enterprises Inc.	14,662	806
	Global Industrial Co.	20,787	696

Industrials Index Fund
		Shares	Market Value• ($000)
*	Hudson Technologies Inc.	44,014	362
*	Titan Machinery Inc.	21,978	332
	Karat Packaging Inc.	7,730	196
	Alta Equipment Group Inc.	21,963	148
			307,992
Total Common Stocks (Cost $4,645,817)			5,785,879
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $13,717)	137,208	13,719
Total Investments (100.1%) (Cost $4,659,534)			5,799,598
Other Assets and Liabilities—Net (-0.1%)			(8,114)
Net Assets (100.0%)			5,791,484
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,493,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $11,972,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Illinois Tool Works Inc.	1/31/25	CITNA	5,570	(5.335)	—	(24)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,645,817)	5,785,879
Affiliated Issuers (Cost $13,717)	13,719
Total Investments in Securities	5,799,598
Investment in Vanguard	164
Cash	82
Receivables for Investment Securities Sold	13,770
Receivables for Accrued Income	7,350
Receivables for Capital Shares Issued	256
Total Assets	5,821,220
Liabilities
Payables for Investment Securities Purchased	17,450
Collateral for Securities on Loan	11,972
Payables for Capital Shares Redeemed	40
Payables to Vanguard	250
Unrealized Depreciation—Over-the-Counter Swap Contracts	24
Total Liabilities	29,736
Net Assets	5,791,484
1 Includes $10,493,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	4,926,756
Total Distributable Earnings (Loss)	864,728
Net Assets	5,791,484

ETF Shares—Net Assets
Applicable to 21,517,524 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,439,477
Net Asset Value Per Share—ETF Shares	$252.79

Admiral Shares—Net Assets
Applicable to 2,710,396 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	352,007
Net Asset Value Per Share—Admiral Shares	$129.87

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends[1]	72,648
Interest[2]	153
Securities Lending—Net	697
Total Income	73,498
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative—ETF Shares	4,212
Management and Administrative—Admiral Shares	270
Marketing and Distribution—ETF Shares	184
Marketing and Distribution—Admiral Shares	15
Custodian Fees	30
Auditing Fees	32
Shareholders’ Reports—ETF Shares	194
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	3
Other Expenses	19
Total Expenses	5,070
Expenses Paid Indirectly	(4)
Net Expenses	5,066
Net Investment Income	68,432
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	226,706
Swap Contracts	(45)
Foreign Currencies	(1)
Realized Net Gain (Loss)	226,660
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	739,405
Swap Contracts	3
Change in Unrealized Appreciation (Depreciation)	739,408
Net Increase (Decrease) in Net Assets Resulting from Operations	1,034,500
1	Dividends are net of foreign withholding taxes of $47,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $153,000, ($2,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $251,203,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,432	60,313
Realized Net Gain (Loss)	226,660	32,065
Change in Unrealized Appreciation (Depreciation)	739,408	626,314
Net Increase (Decrease) in Net Assets Resulting from Operations	1,034,500	718,692
Distributions
ETF Shares	(65,417)	(57,205)
Admiral Shares	(4,144)	(3,409)
Total Distributions	(69,561)	(60,614)
Capital Share Transactions
ETF Shares	41,612	411,493
Admiral Shares	20,499	8,914
Net Increase (Decrease) from Capital Share Transactions	62,111	420,407
Total Increase (Decrease)	1,027,050	1,078,485
Net Assets
Beginning of Period	4,764,434	3,685,949
End of Period	5,791,484	4,764,434

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$207.59	$175.75	$199.27	$146.89	$142.53
Investment Operations
Net Investment Income[1]	3.029	2.829	2.432	2.264	2.366
Net Realized and Unrealized Gain (Loss) on Investments	45.268	31.869	(23.486)	52.318	4.554
Total from Investment Operations	48.297	34.698	(21.054)	54.582	6.920
Distributions
Dividends from Net Investment Income	(3.097)	(2.858)	(2.466)	(2.202)	(2.560)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.097)	(2.858)	(2.466)	(2.202)	(2.560)
Net Asset Value, End of Period	$252.79	$207.59	$175.75	$199.27	$146.89
Total Return	23.48%	19.99%	-10.62%	37.41%	4.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,439	$4,493	$3,461	$5,438	$3,090
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.35%	1.50%	1.29%	1.25%	1.69%
Portfolio Turnover Rate[3]	4%	10%	4%	5%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$106.65	$90.29	$102.37	$75.46	$73.22
Investment Operations
Net Investment Income[1]	1.564	1.451	1.240	1.162	1.221
Net Realized and Unrealized Gain (Loss) on Investments	23.247	16.376	(12.056)	26.880	2.336
Total from Investment Operations	24.811	17.827	(10.816)	28.042	3.557
Distributions
Dividends from Net Investment Income	(1.591)	(1.467)	(1.264)	(1.132)	(1.317)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.591)	(1.467)	(1.264)	(1.132)	(1.317)
Net Asset Value, End of Period	$129.87	$106.65	$90.29	$102.37	$75.46
Total Return[2]	23.49%	19.99%	-10.62%	37.43%	4.98%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$352	$271	$225	$372	$210
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.36%	1.49%	1.27%	1.25%	1.71%
Portfolio Turnover Rate[4]	4%	10%	4%	5%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund
Notes to Financial Statements
Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may

Industrials Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $164,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	5,785,879	—	—	5,785,879
Temporary Cash Investments	13,719	—	—	13,719
Total	5,799,598	—	—	5,799,598
Derivative Financial Instruments
Liabilities
Swap Contracts	—	(24)	—	(24)

Industrials Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	250,945
Total Distributable Earnings (Loss)	(250,945)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	22,086
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,119,378
Capital Loss Carryforwards	(276,736)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	864,728
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	69,561	60,614
Long-Term Capital Gains	—	—
Total	69,561	60,614
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,680,221
Gross Unrealized Appreciation	1,481,291
Gross Unrealized Depreciation	(361,913)
Net Unrealized Appreciation (Depreciation)	1,119,378
F.	During the year ended August 31, 2024, the fund purchased $236,450,000 of investment securities and sold $205,274,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $843,708,000 and $813,733,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $9,192,000 and sales were $20,030,000, resulting in net realized loss of $7,631,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Industrials Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	855,123	3,794	930,187	4,752
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(813,511)	(3,920)	(518,694)	(2,800)
Net Increase (Decrease)—ETF Shares	41,612	(126)	411,493	1,952
Admiral Shares
Issued	111,401	963	91,744	925
Issued in Lieu of Cash Distributions	3,611	32	2,908	31
Redeemed	(94,513)	(829)	(85,738)	(905)
Net Increase (Decrease)—Admiral Shares	20,499	166	8,914	51
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Communications Equipment (3.4%)
	Cisco Systems Inc.	23,894,561	1,207,631
*	Arista Networks Inc.	1,649,428	582,875
	Motorola Solutions Inc.	1,066,374	471,380
	Juniper Networks Inc.	3,313,787	128,840
*	F5 Inc.	620,761	126,108
*	Ciena Corp.	1,869,578	107,781
*	Lumentum Holdings Inc.	1,417,050	81,636
*	Calix Inc.	1,314,748	48,961
*	Extreme Networks Inc.	2,897,179	45,631
*	Viavi Solutions Inc.	4,977,277	42,854
*	Harmonic Inc.	2,468,314	35,667
*	NetScout Systems Inc.	1,592,482	34,207
*,1	Infinera Corp.	4,717,968	29,676
*	ViaSat Inc.	1,823,916	28,635
*	Digi International Inc.	810,976	23,891
*	CommScope Holding Co. Inc.	4,732,817	18,269
*	Clearfield Inc.	269,784	10,063
*	NETGEAR Inc.	616,079	9,999
*	Adtran Holdings Inc.	1,676,781	9,356
*	Ribbon Communications Inc.	2,133,361	7,275
			3,050,735
Electronic Equipment, Instruments & Components (5.1%)
	Amphenol Corp. Class A	7,565,094	510,266
	TE Connectivity Ltd.	2,091,136	321,198
	Corning Inc.	5,968,065	249,764
	CDW Corp.	1,012,830	228,535
*	Keysight Technologies Inc.	1,393,793	214,811
*	Teledyne Technologies Inc.	404,717	175,161
*	Zebra Technologies Corp. Class A	455,774	157,415
*	Trimble Inc.	2,401,151	136,121
*	Flex Ltd.	4,074,981	132,396
	Jabil Inc.	1,178,200	128,754
*	Coherent Corp.	1,592,583	124,142
	TD SYNNEX Corp.	925,468	112,370
*	Fabrinet	419,186	102,135
*	Arrow Electronics Inc.	749,007	101,176
	Cognex Corp.	2,448,134	98,856
	Littelfuse Inc.	358,464	97,574
*	Novanta Inc.	529,355	97,020
*	Insight Enterprises Inc.	439,491	95,400
	Badger Meter Inc.	453,391	93,825
	Vontier Corp.	2,561,316	89,723
*	Itron Inc.	856,192	87,520
	Avnet Inc.	1,578,293	87,090
	Belden Inc.	791,551	84,918
*	Sanmina Corp.	1,155,122	80,142
	Advanced Energy Industries Inc.	754,655	80,061
*	Plexus Corp.	610,473	78,208
	Crane NXT Co.	1,082,411	63,592
*	ePlus Inc.	600,795	57,652
*	OSI Systems Inc.	361,048	54,110
	Vishay Intertechnology Inc.	2,510,846	50,594
*	Mirion Technologies Inc.	4,280,525	46,401
*	IPG Photonics Corp.	660,303	45,145
*	TTM Technologies Inc.	2,268,907	44,130
*	PAR Technology Corp.	757,822	40,915
*	Rogers Corp.	374,344	40,152
	Napco Security Technologies Inc.	821,983	38,124
*	Knowles Corp.	2,000,892	36,916

Information Technology Index Fund
		Shares	Market Value• ($000)
	Benchmark Electronics Inc.	803,603	34,161
	CTS Corp.	647,377	31,883
*	ScanSource Inc.	523,270	26,655
*	Arlo Technologies Inc.	2,175,368	25,539
	PC Connection Inc.	293,826	21,473
	Bel Fuse Inc. Class B	208,995	14,176
*	nLight Inc.	1,007,677	12,032
*	Kimball Electronics Inc.	554,542	10,231
*	Evolv Technologies Holdings Inc.	2,436,339	9,599
*,1	Lightwave Logic Inc.	2,678,849	7,903
	Methode Electronics Inc.	748,836	7,803
*	FARO Technologies Inc.	428,254	7,709
*	Vishay Precision Group Inc.	275,043	7,594
*	SmartRent Inc.	4,097,336	6,965
*	Ouster Inc.	907,582	6,435
*,1	MicroVision Inc.	4,580,842	4,344
[1]	Bel Fuse Inc. Class A	48,346	4,165
*	908 Devices Inc.	555,949	2,196
*	Aeva Technologies Inc.	495,975	1,637
			4,524,812
IT Services (5.6%)
	Accenture plc Class A	3,682,284	1,259,157
	International Business Machines Corp.	5,417,322	1,095,003
	Cognizant Technology Solutions Corp. Class A	3,544,292	275,640
*	Gartner Inc.	553,234	272,169
*	Snowflake Inc. Class A	2,121,633	242,354
*	Cloudflare Inc. Class A	2,386,777	196,050
*	GoDaddy Inc. Class A	1,143,441	191,423
*	MongoDB Inc.	639,199	185,873
*	VeriSign Inc.	825,840	151,872
*	Akamai Technologies Inc.	1,422,614	144,879
*	EPAM Systems Inc.	615,251	123,518
*	Okta Inc.	1,494,770	117,683
*	Twilio Inc. Class A	1,869,353	117,321
*	Kyndryl Holdings Inc.	3,798,631	89,990
*	ASGN Inc.	898,449	86,395
*	DXC Technology Co.	3,965,717	81,971
*	Squarespace Inc. Class A	1,404,841	63,892
*	Perficient Inc.	783,655	58,907
*	DigitalOcean Holdings Inc.	1,319,997	49,408
*	Grid Dynamics Holdings Inc.	1,279,675	17,813
*	Couchbase Inc.	897,406	17,607
*	Fastly Inc. Class A	2,893,603	17,420
	Hackett Group Inc.	553,938	14,679
*	Thoughtworks Holding Inc.	2,520,473	10,964
*	BigCommerce Holdings Inc. Series 1	1,465,041	8,585
*,1	Applied Digital Corp.	2,286,987	8,348
*	Unisys Corp.	1,466,531	8,110
*,1	Tucows Inc. Class A	207,726	4,447
*	Rackspace Technology Inc.	1,497,976	3,445
			4,914,923
Semiconductors & Semiconductor Equipment (32.9%)
	NVIDIA Corp.	104,647,325	12,491,751
	Broadcom Inc.	24,202,221	3,940,606
*	Advanced Micro Devices Inc.	9,489,506	1,409,761
	QUALCOMM Inc.	6,600,994	1,157,154
	Texas Instruments Inc.	5,380,991	1,153,362
	Applied Materials Inc.	4,965,326	979,460
	Analog Devices Inc.	3,026,653	710,779
	KLA Corp.	825,614	676,533
	Lam Research Corp.	796,282	653,756
	Micron Technology Inc.	6,720,280	646,760
	Intel Corp.	26,505,366	584,178
	Marvell Technology Inc.	5,664,911	431,893
	NXP Semiconductors NV	1,654,704	424,200
	Monolithic Power Systems Inc.	335,758	313,826
	Microchip Technology Inc.	3,716,892	305,380
*	ON Semiconductor Corp.	3,167,419	246,647
*	First Solar Inc.	831,729	189,110

Information Technology Index Fund
		Shares	Market Value• ($000)
	Teradyne Inc.	1,313,003	179,527
	Skyworks Solutions Inc.	1,443,509	158,194
	Entegris Inc.	1,360,902	157,688
*	Enphase Energy Inc.	1,257,110	152,161
*	Qorvo Inc.	1,054,165	122,167
*	Onto Innovation Inc.	552,389	117,780
	Universal Display Corp.	559,525	108,391
*	Cirrus Logic Inc.	715,597	104,255
	MKS Instruments Inc.	872,896	104,075
*	MACOM Technology Solutions Holdings Inc.	874,068	95,475
*	Lattice Semiconductor Corp.	1,977,292	93,645
*	Credo Technology Group Holding Ltd.	2,606,281	90,985
*	Impinj Inc.	501,445	84,293
*	Silicon Laboratories Inc.	711,081	84,171
*	Rambus Inc.	1,861,818	83,261
	Power Integrations Inc.	1,221,168	81,940
	Amkor Technology Inc.	2,417,957	79,551
*	FormFactor Inc.	1,613,537	78,692
*	Axcelis Technologies Inc.	700,550	76,591
*	Synaptics Inc.	880,452	71,686
*	Diodes Inc.	1,028,162	71,653
*	Allegro MicroSystems Inc.	2,682,494	65,802
*	Semtech Corp.	1,441,424	63,163
*	Sitime Corp.	407,916	59,009
	Kulicke & Soffa Industries Inc.	1,236,415	54,167
*	Ambarella Inc.	868,061	51,823
*	Veeco Instruments Inc.	1,262,506	44,806
*	Ultra Clean Holdings Inc.	1,001,048	37,740
*	Photronics Inc.	1,412,352	36,523
*	SolarEdge Technologies Inc.	1,277,482	31,081
*	Cohu Inc.	1,049,753	28,249
*	Wolfspeed Inc.	2,805,869	27,357
*	MaxLinear Inc.	1,760,763	26,728
*	SMART Global Holdings Inc.	1,179,649	24,442
*	Ichor Holdings Ltd.	746,296	23,135
*	Alpha & Omega Semiconductor Ltd.	543,915	22,741
*	PDF Solutions Inc.	684,903	21,609
*	ACM Research Inc. Class A	1,080,494	19,492
*	indie Semiconductor Inc. Class A	3,562,091	14,783
*	CEVA Inc.	525,807	12,588
*,1	Aehr Test Systems	614,168	9,342
*	Navitas Semiconductor Corp.	2,654,190	8,016
*	Magnachip Semiconductor Corp.	811,511	3,830
			29,197,763
Software (34.8%)
	Microsoft Corp.	29,630,174	12,359,931
*	Adobe Inc.	2,658,588	1,527,119
	Salesforce Inc.	5,703,175	1,442,333
	Oracle Corp.	9,713,889	1,372,475
	Intuit Inc.	1,653,898	1,042,386
*	ServiceNow Inc.	1,212,372	1,036,578
*	Palo Alto Networks Inc.	1,963,193	712,089
*	Synopsys Inc.	958,670	498,106
*	Cadence Design Systems Inc.	1,724,061	463,652
*	Crowdstrike Holdings Inc. Class A	1,505,689	417,497
*	Palantir Technologies Inc. Class A	13,091,759	412,129
	Roper Technologies Inc.	703,161	389,839
*	Workday Inc. Class A	1,432,526	377,026
*	Autodesk Inc.	1,434,368	370,641
*	Fortinet Inc.	4,391,195	336,849
*	Fair Isaac Corp.	171,072	296,001
*	Datadog Inc. Class A	2,049,751	238,304
*	ANSYS Inc.	665,508	213,908
*	Atlassian Corp. Class A	1,261,077	208,834
*	Tyler Technologies Inc.	337,805	198,585
*	HubSpot Inc.	389,535	194,405
*	PTC Inc.	998,529	178,827
*,1	MicroStrategy Inc. Class A	1,315,564	174,207
*	AppLovin Corp. Class A	1,812,396	168,317

Information Technology Index Fund
		Shares	Market Value• ($000)
*	Zoom Video Communications Inc. Class A	2,382,483	164,582
*	Zscaler Inc.	801,388	160,262
*	Nutanix Inc. Class A	2,474,853	156,386
*	Manhattan Associates Inc.	569,870	150,691
	Gen Digital Inc. (XNGS)	5,446,164	144,105
*	Dynatrace Inc.	2,748,399	139,124
*	DocuSign Inc.	2,166,914	128,303
*	Guidewire Software Inc.	834,823	124,197
*	Samsara Inc. Class A	2,588,922	106,327
	Bentley Systems Inc. Class B	2,062,115	106,137
*	SPS Commerce Inc.	506,690	101,206
*	Aspen Technology Inc.	429,819	100,638
*	CommVault Systems Inc.	632,823	98,341
*	Dropbox Inc. Class A	3,808,931	95,756
*	Zeta Global Holdings Corp. Class A	3,568,821	94,253
*	UiPath Inc. Class A	7,285,178	93,833
*	Box Inc. Class A	2,876,145	93,762
*	Bill Holdings Inc.	1,716,665	93,661
*	Varonis Systems Inc.	1,654,769	93,660
*	Smartsheet Inc. Class A	1,907,970	93,109
*	SentinelOne Inc. Class A	3,948,926	93,037
*	Procore Technologies Inc.	1,568,702	92,977
*	ACI Worldwide Inc.	1,808,377	91,070
*	Altair Engineering Inc. Class A	997,070	90,095
*	Appfolio Inc. Class A	383,077	88,870
*	Gitlab Inc. Class A	1,845,890	87,495
*	HashiCorp Inc. Class A	2,531,458	85,918
*,1	Marathon Digital Holdings Inc.	5,129,323	85,660
*	Qualys Inc.	682,309	85,405
*	Confluent Inc. Class A	3,999,091	84,861
*	Tenable Holdings Inc.	2,047,755	84,531
*	Q2 Holdings Inc.	1,137,695	84,428
*	CCC Intelligent Solutions Holdings Inc.	7,694,233	82,944
*	Clearwater Analytics Holdings Inc. Class A	3,288,881	81,498
	Dolby Laboratories Inc. Class A	1,138,060	81,212
*	Unity Software Inc.	4,953,332	81,086
*	Aurora Innovation Inc.	17,181,301	80,237
*	Workiva Inc.	1,012,497	79,147
	InterDigital Inc.	562,441	77,932
*	Elastic NV	1,010,419	76,984
*	Blackbaud Inc.	920,617	76,964
	Pegasystems Inc.	947,794	67,180
*	DoubleVerify Holdings Inc.	3,255,280	64,129
*	Alarm.com Holdings Inc.	1,062,845	63,282
*	Agilysys Inc.	550,849	62,301
*	Envestnet Inc.	984,821	61,797
*	Teradata Corp.	2,155,681	60,876
*	Blackline Inc.	1,171,377	58,042
*	Braze Inc. Class A	1,295,061	57,993
*	nCino Inc.	1,924,071	57,645
*	JFrog Ltd.	2,054,428	57,031
*,1	C3.ai Inc. Class A	2,434,121	56,812
	Clear Secure Inc. Class A	1,866,497	56,723
	Progress Software Corp.	953,579	55,451
*	Cleanspark Inc.	5,182,653	55,403
*	RingCentral Inc. Class A	1,650,341	55,006
*	Five9 Inc.	1,646,759	53,108
*	Intapp Inc.	1,145,885	52,940
*	Rapid7 Inc.	1,389,450	52,535
*,1	Riot Platforms Inc.	6,437,657	48,476
*	Vertex Inc. Class A	1,230,820	47,620
*	Freshworks Inc. Class A	3,917,887	45,761
*	Alkami Technology Inc.	1,304,398	43,489
*	Verint Systems Inc.	1,375,909	43,410
*	NCR Voyix Corp.	3,071,820	41,439
*	PagerDuty Inc.	2,025,060	40,056
*	Klaviyo Inc. Class A	1,254,741	39,474
*	LiveRamp Holdings Inc.	1,494,876	38,747
*	Informatica Inc. Class A	1,425,271	35,503
*	Sprout Social Inc. Class A	1,110,714	34,543

Information Technology Index Fund
		Shares	Market Value• ($000)
*,1	SoundHound AI Inc. Class A	6,278,204	30,700
	Adeia Inc.	2,419,104	30,481
*	PowerSchool Holdings Inc. Class A	1,295,876	29,429
*	Matterport Inc.	6,396,734	28,977
*	AvePoint Inc.	2,478,463	28,626
*	Asana Inc. Class A	1,908,120	26,828
*	Jamf Holding Corp.	1,432,060	26,493
*	Zuora Inc. Class A	2,960,189	26,020
*	Terawulf Inc.	5,584,268	24,347
*	Sprinklr Inc. Class A	2,651,526	23,784
*	Appian Corp. Class A	732,523	23,763
	A10 Networks Inc.	1,656,493	22,810
*	N-Able Inc.	1,647,624	21,188
*,1	Hut 8 Corp.	1,790,646	18,103
*	PROS Holdings Inc.	890,915	17,934
*	Blend Labs Inc. Class A	4,332,259	15,899
*	Cipher Mining Inc.	4,492,681	15,769
*	E2open Parent Holdings Inc.	3,434,744	15,388
*	Amplitude Inc. Class A	1,677,142	14,776
	SolarWinds Corp.	1,125,165	14,391
*	OneSpan Inc.	757,390	12,209
*	Yext Inc.	2,391,115	12,171
*	Olo Inc. Class A	2,237,942	11,749
*	MeridianLink Inc.	513,176	11,716
*	Digimarc Corp.	354,555	10,172
*	Consensus Cloud Solutions Inc.	407,175	9,809
*	Mitek Systems Inc.	1,043,359	9,724
*	SEMrush Holdings Inc. Class A	678,748	9,326
*	Weave Communications Inc.	792,955	8,944
	American Software Inc. Class A	701,667	8,076
*	Xperi Inc.	906,454	7,995
*	Enfusion Inc. Class A	922,281	7,646
*,1	NextNav Inc.	955,506	7,329
*	Digital Turbine Inc.	2,059,715	6,632
*	Domo Inc. Class B	740,116	5,529
*	8x8 Inc.	2,576,464	4,844
*	Telos Corp.	1,200,215	4,381
*	ON24 Inc.	561,314	3,620
*	Cerence Inc.	917,746	3,029
*	CS Disco Inc.	535,561	2,962
*	Expensify Inc. Class A	1,077,720	2,500
*	SecureWorks Corp. Class A	278,255	2,321
*	Rimini Street Inc.	1,167,671	2,055
*	LivePerson Inc.	1,602,077	1,971
			30,869,910
Technology Hardware, Storage & Peripherals (18.1%)
	Apple Inc.	62,956,668	14,417,077
	HP Inc.	7,130,224	257,971
	Dell Technologies Inc. Class C	2,095,451	242,108
	Hewlett Packard Enterprise Co.	10,352,344	200,525
	NetApp Inc.	1,591,082	192,075
*	Western Digital Corp.	2,725,659	178,776
*	Super Micro Computer Inc.	389,226	170,364
	Seagate Technology Holdings plc	1,675,385	166,785
*	Pure Storage Inc. Class A	2,669,967	136,943
*,1	IonQ Inc.	4,243,156	31,484
	Xerox Holdings Corp.	2,630,896	29,808
*	Diebold Nixdorf Inc.	335,003	15,015
*	Corsair Gaming Inc.	1,043,310	7,272
*	CPI Card Group Inc.	108,967	3,121
			16,049,324
Total Common Stocks (Cost $62,622,136)			88,607,467

Information Technology Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $159,889)	1,599,316	159,916
Total Investments (100.1%) (Cost $62,782,025)			88,767,383
Other Assets and Liabilities—Net (-0.1%)			(123,429)
Net Assets (100.0%)			88,643,954
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $129,218,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $136,629,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2024	95	37,284	2,021

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $62,622,136)	88,607,467
Affiliated Issuers (Cost $159,889)	159,916
Total Investments in Securities	88,767,383
Investment in Vanguard	2,471
Cash	7,670
Cash Collateral Pledged—Futures Contracts	3,784
Receivables for Investment Securities Sold	2,375,780
Receivables for Accrued Income	48,897
Receivables for Capital Shares Issued	10,576
Variation Margin Receivable—Futures Contracts	828
Total Assets	91,217,389
Liabilities
Payables for Investment Securities Purchased	2,387,686
Collateral for Securities on Loan	136,629
Payables for Capital Shares Redeemed	45,214
Payables to Vanguard	3,906
Total Liabilities	2,573,435
Net Assets	88,643,954
1 Includes $129,218,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	65,617,789
Total Distributable Earnings (Loss)	23,026,165
Net Assets	88,643,954

ETF Shares—Net Assets
Applicable to 131,489,774 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	75,456,329
Net Asset Value Per Share—ETF Shares	$573.86

Admiral Shares—Net Assets
Applicable to 44,881,065 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,187,625
Net Asset Value Per Share—Admiral Shares	$293.83

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends[1]	507,207
Interest[2]	5,260
Securities Lending—Net	6,640
Total Income	519,107
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,493
Management and Administrative—ETF Shares	57,667
Management and Administrative—Admiral Shares	10,076
Marketing and Distribution—ETF Shares	2,818
Marketing and Distribution—Admiral Shares	515
Custodian Fees	203
Auditing Fees	32
Shareholders’ Reports—ETF Shares	1,000
Shareholders’ Reports—Admiral Shares	52
Trustees’ Fees and Expenses	48
Other Expenses	18
Total Expenses	73,922
Expenses Paid Indirectly	(60)
Net Expenses	73,862
Net Investment Income	445,245
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	9,241,746
Futures Contracts	11,321
Swap Contracts	9,008
Realized Net Gain (Loss)	9,262,075
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	9,672,797
Futures Contracts	119
Change in Unrealized Appreciation (Depreciation)	9,672,916
Net Increase (Decrease) in Net Assets Resulting from Operations	19,380,236
1	Dividends are net of foreign withholding taxes of $921,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,060,000, $9,000, $1,000, and ($17,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $9,800,451,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	445,245	431,970
Realized Net Gain (Loss)	9,262,075	7,734,242
Change in Unrealized Appreciation (Depreciation)	9,672,916	5,504,560
Net Increase (Decrease) in Net Assets Resulting from Operations	19,380,236	13,670,772
Distributions
ETF Shares	(459,825)	(377,208)
Admiral Shares	(79,022)	(55,088)
Total Distributions	(538,847)	(432,296)
Capital Share Transactions
ETF Shares	5,738,111	(1,393,287)
Admiral Shares	1,628,520	1,038,391
Net Increase (Decrease) from Capital Share Transactions	7,366,631	(354,896)
Total Increase (Decrease)	26,208,020	12,883,580
Net Assets
Beginning of Period	62,435,934	49,552,354
End of Period	88,643,954	62,435,934

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$444.81	$349.23	$426.48	$328.54	$213.66
Investment Operations
Net Investment Income[1]	3.039	3.090	3.003	2.634	2.926
Net Realized and Unrealized Gain (Loss) on Investments	129.708	95.573	(77.272)	97.919	114.955
Total from Investment Operations	132.747	98.663	(74.269)	100.553	117.881
Distributions
Dividends from Net Investment Income	(3.697)	(3.083)	(2.981)	(2.613)	(3.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.697)	(3.083)	(2.981)	(2.613)	(3.001)
Net Asset Value, End of Period	$573.86	$444.81	$349.23	$426.48	$328.54
Total Return	29.98%	28.47%	-17.50%	30.80%	55.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$75,456	$53,653	$43,558	$51,238	$38,711
Ratio of Total Expenses to Average Net Assets	0.10%[2]	0.10%[2]	0.10%[2]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.60%	0.83%	0.76%	0.73%	1.17%
Portfolio Turnover Rate[3]	13%	15%	6%	4%	5%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$227.76	$178.82	$218.38	$168.23	$109.40
Investment Operations
Net Investment Income[1]	1.550	1.591	1.538	1.353	1.504
Net Realized and Unrealized Gain (Loss) on Investments	66.415	48.931	(39.572)	50.136	58.864
Total from Investment Operations	67.965	50.522	(38.034)	51.489	60.368
Distributions
Dividends from Net Investment Income	(1.895)	(1.582)	(1.526)	(1.339)	(1.538)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.895)	(1.582)	(1.526)	(1.339)	(1.538)
Net Asset Value, End of Period	$293.83	$227.76	$178.82	$218.38	$168.23
Total Return[2]	29.98%	28.47%	-17.50%	30.81%	55.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,188	$8,783	$5,994	$7,301	$5,149
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%[3]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	0.60%	0.83%	0.75%	0.73%	1.17%
Portfolio Turnover Rate[4]	13%	15%	6%	4%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund
Notes to Financial Statements
Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
The fund had no open total return swap contracts at August 31, 2024.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Information Technology Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $2,471,000, representing less than 0.01% of the fund’s net assets and 0.99% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $60,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Information Technology Index Fund
At August 31, 2024, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, corporate actions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	9,800,217
Total Distributable Earnings (Loss)	(9,800,217)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	110,591
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	25,852,650
Capital Loss Carryforwards	(2,937,076)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	23,026,165
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	538,847	432,296
Long-Term Capital Gains	—	—
Total	538,847	432,296
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	62,914,733
Gross Unrealized Appreciation	28,630,123
Gross Unrealized Depreciation	(2,777,473)
Net Unrealized Appreciation (Depreciation)	25,852,650
F.	During the year ended August 31, 2024, the fund purchased $10,979,865,000 of investment securities and sold $9,332,591,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $20,733,153,000 and $15,008,865,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $18,351,000 and sales were $157,580,000, resulting in net realized loss of $1,329,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Information Technology Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	20,839,168[1]	40,296[1]	16,506,313	41,443
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(15,101,057)[1]	(29,425)[1]	(17,899,600)	(45,550)
Net Increase (Decrease)—ETF Shares	5,738,111	10,871	(1,393,287)	(4,107)
Admiral Shares
Issued	3,547,413	13,729	2,150,542	10,897
Issued in Lieu of Cash Distributions	72,072	284	50,075	271
Redeemed	(1,990,965)	(7,695)	(1,162,226)	(6,126)
Net Increase (Decrease)—Admiral Shares	1,628,520	6,318	1,038,391	5,042
1	Includes unsettled in-kind transactions as of August 31, 2024 for 6,325,000 issued shares and 6,300,000 redeemed shares valued at $3,601,955,000 and $3,586,089,000, respectively, which settled shortly afterwards.
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Materials Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Chemicals (57.5%)
	Linde plc	1,442,856	690,046
	Sherwin-Williams Co.	722,964	267,041
	Ecolab Inc.	771,462	195,319
	Air Products and Chemicals Inc.	667,216	186,053
	Corteva Inc.	2,091,893	119,865
	Dow Inc.	2,110,654	113,089
	DuPont de Nemours Inc.	1,254,946	105,729
	PPG Industries Inc.	703,904	91,317
	International Flavors & Fragrances Inc.	766,522	79,711
	LyondellBasell Industries NV Class A	781,961	77,180
	CF Industries Holdings Inc.	548,593	45,583
	RPM International Inc.	386,466	44,927
	Celanese Corp.	327,828	42,814
	Eastman Chemical Co.	353,028	36,139
	Albemarle Corp.	305,887	27,606
	Mosaic Co.	964,325	27,551
	FMC Corp.	374,250	24,169
*	Axalta Coating Systems Ltd.	661,614	24,149
	Element Solutions Inc.	689,529	18,438
	Cabot Corp.	165,797	17,427
	Balchem Corp.	97,221	17,211
	Westlake Corp.	115,657	16,821
	Olin Corp.	358,746	15,666
	HB Fuller Co.	163,522	14,007
	Avient Corp.	273,565	13,440
	Ashland Inc.	142,816	12,782
	NewMarket Corp.	21,592	12,389
	Huntsman Corp.	492,715	10,864
	Scotts Miracle-Gro Co.	127,734	9,067
*	Arcadium Lithium plc	3,228,563	8,749
	Chemours Co.	447,208	8,694
	Innospec Inc.	74,740	8,615
	Sensient Technologies Corp.	108,175	8,420
	Hawkins Inc.	59,837	7,580
	Minerals Technologies Inc.	96,784	7,462
	Quaker Chemical Corp.	43,285	7,327
*	Aspen Aerogels Inc.	194,101	5,569
	Stepan Co.	67,463	5,237
	Tronox Holdings plc	354,963	4,945
*	Perimeter Solutions SA	413,315	4,840
*	Ingevity Corp.	103,981	4,110
	Orion SA	175,316	3,270
	Mativ Holdings Inc.	163,978	3,109
	Koppers Holdings Inc.	63,787	2,525
*	Ecovyst Inc.	333,220	2,393
	AdvanSix Inc.	80,520	2,380
*,1	PureCycle Technologies Inc.	348,892	2,128
*	LSB Industries Inc.	149,303	1,184
	Kronos Worldwide Inc.	69,336	802
*	Intrepid Potash Inc.	29,719	733
*	Origin Materials Inc.	378,170	598
*	Ginkgo Bioworks Holdings Inc.	87,256	584
	American Vanguard Corp.	75,143	431
	Trinseo plc	87,412	380
*	Danimer Scientific Inc.	309,059	116
			2,458,581
Construction Materials (10.3%)
	CRH plc	2,062,259	187,191
	Martin Marietta Materials Inc.	185,043	98,843

Materials Index Fund
		Shares	Market Value• ($000)
	Vulcan Materials Co.	397,009	97,351
	Eagle Materials Inc.	101,516	26,166
*	Summit Materials Inc. Class A	368,359	14,919
*	Knife River Corp.	161,309	12,722
	United States Lime & Minerals Inc.	34,388	2,810
			440,002
Containers & Packaging (12.1%)
	Smurfit WestRock plc	1,558,268	73,893
	Ball Corp.	931,411	59,433
	Packaging Corp. of America	269,470	56,465
	Avery Dennison Corp.	241,770	53,637
	Amcor plc	4,337,664	49,623
	International Paper Co.	990,261	47,948
	Crown Holdings Inc.	362,592	32,782
	AptarGroup Inc.	199,085	30,498
	Graphic Packaging Holding Co.	922,858	27,621
	Berry Global Group Inc.	343,695	23,667
	Sonoco Products Co.	294,708	16,672
	Sealed Air Corp.	436,666	15,261
	Silgan Holdings Inc.	256,149	13,389
*	O-I Glass Inc.	466,920	5,925
	Greif Inc. Class A	73,300	4,583
	TriMas Corp.	116,258	2,966
	Pactiv Evergreen Inc.	134,523	1,587
	Myers Industries Inc.	94,444	1,444
*	Ranpak Holdings Corp.	132,089	936
			518,330
Metals & Mining (19.2%)
	Freeport-McMoRan Inc.	4,311,482	190,912
	Newmont Corp. (XNYS)	3,461,045	184,785
	Nucor Corp.	719,687	109,328
	Steel Dynamics Inc.	447,950	53,535
	Reliance Inc.	172,344	49,402
	United States Steel Corp.	675,261	25,599
*	ATI Inc.	373,788	23,878
	Alcoa Corp.	708,103	22,730
	Royal Gold Inc.	147,096	20,618
	Carpenter Technology Corp.	141,311	20,458
*	Cleveland-Cliffs Inc.	1,425,718	18,620
	Commercial Metals Co.	344,772	18,476
	Hecla Mining Co.	1,783,962	10,579
	Warrior Met Coal Inc.	157,072	9,630
	Alpha Metallurgical Resources Inc.	33,238	7,949
*	Coeur Mining Inc.	1,198,707	7,360
	Materion Corp.	62,152	7,212
	Arch Resources Inc.	51,531	7,030
*,1	MP Materials Corp.	371,809	4,796
	Kaiser Aluminum Corp.	47,910	3,572
	Worthington Steel Inc.	96,114	3,402
*	Century Aluminum Co.	168,151	2,415
	Haynes International Inc.	38,693	2,327
	SunCoke Energy Inc.	254,224	2,278
*	Metallus Inc.	117,496	1,911
	Ryerson Holding Corp.	93,136	1,865
*	Gatos Silver Inc.	125,748	1,582
*	Ivanhoe Electric Inc.	213,777	1,509
	Olympic Steel Inc.	30,365	1,218
	Radius Recycling Inc.	80,456	1,218
	Ramaco Resources Inc. Class A	86,137	1,050
	Compass Minerals International Inc.	106,581	941
*,1	Piedmont Lithium Inc.	55,995	461
*	5e Advanced Materials Inc.	98,734	71
			818,717
Paper & Forest Products (0.7%)
	Louisiana-Pacific Corp.	193,428	18,772
	Sylvamo Corp.	104,805	8,289
*	Clearwater Paper Corp.	49,907	1,660

Materials Index Fund
		Shares	Market Value• ($000)
	Mercer International Inc.	120,271	722
			29,443
Total Common Stocks (Cost $3,739,755)			4,265,073
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $14,144)	141,466	14,145
Total Investments (100.1%) (Cost $3,753,899)			4,279,218
Other Assets and Liabilities—Net (-0.1%)			(2,935)
Net Assets (100.0%)			4,276,283
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,753,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,447,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Albemarle Corp.	1/31/25	CITNA	4,242	(5.335)	—	(19)
Royal Gold Inc.	8/29/25	BANA	7,009	(5.335)	—	(31)
					—	(50)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $3,739,755)	4,265,073
Affiliated Issuers (Cost $14,144)	14,145
Total Investments in Securities	4,279,218
Investment in Vanguard	120
Cash	418
Cash Collateral Pledged—Over-the-Counter Swap Contracts	260
Receivables for Investment Securities Sold	7,591
Receivables for Accrued Income	6,888
Receivables for Capital Shares Issued	456
Total Assets	4,294,951
Liabilities
Payables for Investment Securities Purchased	10,033
Collateral for Securities on Loan	7,447
Payables for Capital Shares Redeemed	955
Payables to Vanguard	183
Unrealized Depreciation—Over-the-Counter Swap Contracts	50
Total Liabilities	18,668
Net Assets	4,276,283
1 Includes $6,753,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	3,988,383
Total Distributable Earnings (Loss)	287,900
Net Assets	4,276,283

ETF Shares—Net Assets
Applicable to 14,712,776 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,038,768
Net Asset Value Per Share—ETF Shares	$206.54

Admiral Shares—Net Assets
Applicable to 11,760,022 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,237,515
Net Asset Value Per Share—Admiral Shares	$105.23

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends[1]	71,003
Interest[2]	533
Securities Lending—Net	297
Total Income	71,833
Expenses
The Vanguard Group—Note B
Investment Advisory Services	79
Management and Administrative—ETF Shares	2,446
Management and Administrative—Admiral Shares	1,021
Marketing and Distribution—ETF Shares	108
Marketing and Distribution—Admiral Shares	58
Custodian Fees	17
Auditing Fees	32
Shareholders’ Reports—ETF Shares	167
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	3
Other Expenses	18
Total Expenses	3,956
Expenses Paid Indirectly	(3)
Net Expenses	3,953
Net Investment Income	67,880
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	111,841
Swap Contracts	(3,155)
Realized Net Gain (Loss)	108,686
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	352,987
Swap Contracts	(8)
Change in Unrealized Appreciation (Depreciation)	352,979
Net Increase (Decrease) in Net Assets Resulting from Operations	529,545
1	Dividends are net of foreign withholding taxes of $3,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $533,000, ($1,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $179,512,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,880	72,647
Realized Net Gain (Loss)	108,686	99,739
Change in Unrealized Appreciation (Depreciation)	352,979	247,690
Net Increase (Decrease) in Net Assets Resulting from Operations	529,545	420,076
Distributions
ETF Shares	(49,253)	(53,383)
Admiral Shares	(19,308)	(19,101)
Total Distributions	(68,561)	(72,484)
Capital Share Transactions
ETF Shares	(347,603)	(71,615)
Admiral Shares	27,789	(24,601)
Net Increase (Decrease) from Capital Share Transactions	(319,814)	(96,216)
Total Increase (Decrease)	141,170	251,376
Net Assets
Beginning of Period	4,135,113	3,883,737
End of Period	4,276,283	4,135,113

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$182.61	$166.09	$187.02	$134.84	$122.80
Investment Operations
Net Investment Income[1]	3.241	3.253	3.213	2.801	2.522
Net Realized and Unrealized Gain (Loss) on Investments	23.940	16.513	(20.893)	52.014	12.053
Total from Investment Operations	27.181	19.766	(17.680)	54.815	14.575
Distributions
Dividends from Net Investment Income	(3.251)	(3.246)	(3.250)	(2.635)	(2.535)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.251)	(3.246)	(3.250)	(2.635)	(2.535)
Net Asset Value, End of Period	$206.54	$182.61	$166.09	$187.02	$134.84
Total Return[2]	15.08%	12.09%	-9.55%	41.00%	12.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,039	$3,070	$2,889	$3,924	$1,676
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.72%	1.87%	1.76%	1.66%	2.05%
Portfolio Turnover Rate[4]	12%	5%	4%	5%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$93.04	$84.62	$95.29	$68.70	$62.57
Investment Operations
Net Investment Income[1]	1.650	1.654	1.652	1.424	1.294
Net Realized and Unrealized Gain (Loss) on Investments	12.197	8.420	(10.665)	26.507	6.130
Total from Investment Operations	13.847	10.074	(9.013)	27.931	7.424
Distributions
Dividends from Net Investment Income	(1.657)	(1.654)	(1.657)	(1.341)	(1.294)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.657)	(1.654)	(1.657)	(1.341)	(1.294)
Net Asset Value, End of Period	$105.23	$93.04	$84.62	$95.29	$68.70
Total Return[2]	15.09%	12.10%	-9.56%	41.04%	12.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,238	$1,065	$994	$1,078	$583
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.86%	1.78%	1.67%	2.08%
Portfolio Turnover Rate[4]	12%	5%	4%	5%	4%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund
Notes to Financial Statements
Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may

Materials Index Fund
be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $120,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	4,265,073	—	—	4,265,073
Temporary Cash Investments	14,145	—	—	14,145
Total	4,279,218	—	—	4,279,218
Derivative Financial Instruments
Liabilities
Swap Contracts	—	(50)	—	(50)

Materials Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	179,057
Total Distributable Earnings (Loss)	(179,057)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,994
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	517,026
Capital Loss Carryforwards	(239,120)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	287,900
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	68,561	72,484
Long-Term Capital Gains	—	—
Total	68,561	72,484
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,762,193
Gross Unrealized Appreciation	839,142
Gross Unrealized Depreciation	(322,116)
Net Unrealized Appreciation (Depreciation)	517,026
F.	During the year ended August 31, 2024, the fund purchased $508,148,000 of investment securities and sold $467,297,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $352,146,000 and $710,362,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $977,000 and sales were $3,892,000, resulting in net realized loss of $2,043,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	362,634	1,914	492,462	2,743
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(710,237)	(4,015)	(564,077)	(3,325)
Net Increase (Decrease)—ETF Shares	(347,603)	(2,101)	(71,615)	(582)

Materials Index Fund
	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	234,710	2,464	237,053	2,655
Issued in Lieu of Cash Distributions	17,836	188	17,073	200
Redeemed	(224,757)	(2,336)	(278,727)	(3,163)
Net Increase (Decrease)—Admiral Shares	27,789	316	(24,601)	(308)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Utilities Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Electric Utilities (62.7%)
	NextEra Energy Inc.	12,991,943	1,045,981
	Southern Co.	6,645,349	574,158
	Duke Energy Corp.	4,880,325	556,113
	Constellation Energy Corp.	1,993,402	392,102
	American Electric Power Co. Inc.	3,333,286	334,262
	PG&E Corp.	12,838,698	252,922
	Exelon Corp.	6,323,707	240,870
	Xcel Energy Inc.	3,513,615	215,139
	Edison International	2,433,005	211,744
	Entergy Corp.	1,350,314	162,969
	FirstEnergy Corp.	3,457,355	151,847
	Eversource Energy	2,227,509	150,424
	PPL Corp.	4,665,156	148,865
	NRG Energy Inc.	1,318,285	112,067
	Alliant Energy Corp.	1,621,225	94,469
	Evergy Inc.	1,453,970	85,988
	Pinnacle West Capital Corp.	718,097	62,848
	OGE Energy Corp.	1,268,179	50,169
	IDACORP Inc.	320,571	32,669
	Portland General Electric Co.	651,527	31,345
	ALLETE Inc.	365,215	23,209
	TXNM Energy Inc.	541,865	22,206
	Otter Tail Corp.	237,972	20,121
	MGE Energy Inc.	228,759	19,835
	Avangrid Inc.	489,457	17,469
*	Hawaiian Electric Industries Inc.	697,498	7,484
			5,017,275
Gas Utilities (4.0%)
	Atmos Energy Corp.	954,082	124,737
	UGI Corp.	1,325,551	33,019
	National Fuel Gas Co.	552,184	32,999
	New Jersey Resources Corp.	624,909	28,940
	Southwest Gas Holdings Inc.	362,560	26,365
	ONE Gas Inc.	357,716	24,661
	Spire Inc.	365,182	24,091
	Chesapeake Utilities Corp.	140,824	16,676
	Northwest Natural Holding Co.	240,470	9,672
			321,160
Independent Power and Renewable Electricity Producers (4.2%)
	Vistra Corp.	2,197,178	187,705
	AES Corp.	4,493,904	76,981
	Ormat Technologies Inc. (XNYS)	343,867	25,628
	Clearway Energy Inc. Class C	522,829	15,141
[1]	NextEra Energy Partners LP	591,493	14,817
*,1	Sunnova Energy International Inc.	666,378	7,404
	Clearway Energy Inc. Class A	217,289	5,839
*	Montauk Renewables Inc.	318,002	1,491
*	Altus Power Inc.	455,871	1,422
			336,428
Multi-Utilities (24.9%)
	Sempra	4,001,831	328,871
	Dominion Energy Inc.	5,300,468	296,296
	Public Service Enterprise Group Inc.	3,149,637	254,333
	Consolidated Edison Inc.	2,186,912	222,103
	WEC Energy Group Inc.	1,997,123	185,792
	DTE Energy Co.	1,308,577	163,598
	Ameren Corp.	1,686,305	139,137
	CMS Energy Corp.	1,888,441	128,150

Utilities Index Fund
		Shares	Market Value• ($000)
	CenterPoint Energy Inc.	3,759,342	102,630
	NiSource Inc.	2,834,887	93,721
	Black Hills Corp.	435,900	25,770
	Northwestern Energy Group Inc.	387,543	21,079
	Avista Corp.	494,425	19,105
	Unitil Corp.	102,239	6,165
			1,986,750
Water Utilities (3.8%)
	American Water Works Co. Inc.	1,231,964	176,319
	Essential Utilities Inc.	1,643,158	64,067
	California Water Service Group	365,210	20,207
	American States Water Co.	235,419	19,168
	SJW Group	193,643	11,423
	Middlesex Water Co.	112,735	7,103
	York Water Co.	90,704	3,536
	Artesian Resources Corp. Class A	59,492	2,148
			303,971
Total Common Stocks (Cost $6,964,659)			7,965,584
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 5.373% (Cost $13,605)	136,066	13,605
Total Investments (99.8%) (Cost $6,978,264)			7,979,189
Other Assets and Liabilities—Net (0.2%)			17,269
Net Assets (100.0%)			7,996,458
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,828,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $11,050,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
CenterPoint Energy Inc.	1/31/25	CITNA	7,808	(5.335)	22	—
Southern Co.	1/31/25	CITNA	23,242	(5.335)	94	—
					116	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.
At August 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $619,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,964,659)	7,965,584
Affiliated Issuers (Cost $13,605)	13,605
Total Investments in Securities	7,979,189
Investment in Vanguard	214
Receivables for Investment Securities Sold	7,516
Receivables for Accrued Income	38,897
Receivables for Capital Shares Issued	464
Unrealized Appreciation—Over-the-Counter Swap Contracts	116
Total Assets	8,026,396
Liabilities
Due to Custodian	899
Payables for Investment Securities Purchased	16,598
Collateral for Securities on Loan	11,050
Payables for Capital Shares Redeemed	1,046
Payables to Vanguard	345
Total Liabilities	29,938
Net Assets	7,996,458
1 Includes $10,828,000 of securities on loan.
At August 31, 2024, net assets consisted of:

Paid-in Capital	7,266,990
Total Distributable Earnings (Loss)	729,468
Net Assets	7,996,458

ETF Shares—Net Assets
Applicable to 38,483,741 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,351,414
Net Asset Value Per Share—ETF Shares	$165.04

Admiral Shares—Net Assets
Applicable to 19,866,904 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,645,044
Net Asset Value Per Share—Admiral Shares	$82.80

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	230,695
Interest[1]	790
Securities Lending—Net	123
Total Income	231,608
Expenses
The Vanguard Group—Note B
Investment Advisory Services	132
Management and Administrative—ETF Shares	4,479
Management and Administrative—Admiral Shares	1,298
Marketing and Distribution—ETF Shares	250
Marketing and Distribution—Admiral Shares	75
Custodian Fees	77
Auditing Fees	32
Shareholders’ Reports—ETF Shares	217
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	4
Other Expenses	18
Total Expenses	6,599
Expenses Paid Indirectly	(3)
Net Expenses	6,596
Net Investment Income	225,012
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	22,309
Swap Contracts	2,376
Realized Net Gain (Loss)	24,685
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,305,396
Swap Contracts	84
Change in Unrealized Appreciation (Depreciation)	1,305,480
Net Increase (Decrease) in Net Assets Resulting from Operations	1,555,177
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $790,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $88,055,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	225,012	226,288
Realized Net Gain (Loss)	24,685	110,065
Change in Unrealized Appreciation (Depreciation)	1,305,480	(1,338,131)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,555,177	(1,001,778)
Distributions
ETF Shares	(175,957)	(174,158)
Admiral Shares	(49,726)	(53,913)
Total Distributions	(225,683)	(228,071)
Capital Share Transactions
ETF Shares	237,522	(13,355)
Admiral Shares	(86,593)	(147,955)
Net Increase (Decrease) from Capital Share Transactions	150,929	(161,310)
Total Increase (Decrease)	1,480,423	(1,391,159)
Net Assets
Beginning of Period	6,516,035	7,907,194
End of Period	7,996,458	6,516,035

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$136.43	$161.46	$149.52	$129.35	$139.09
Investment Operations
Net Investment Income[1]	4.835	4.708	4.393	4.310	4.306
Net Realized and Unrealized Gain (Loss) on Investments	28.640	(25.005)	11.897	20.048	(9.802)
Total from Investment Operations	33.475	(20.297)	16.290	24.358	(5.496)
Distributions
Dividends from Net Investment Income	(4.865)	(4.733)	(4.350)	(4.188)	(4.244)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.865)	(4.733)	(4.350)	(4.188)	(4.244)
Net Asset Value, End of Period	$165.04	$136.43	$161.46	$149.52	$129.35
Total Return[2]	25.31%	-12.75%	11.18%	19.19%	-4.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,351	$5,071	$6,030	$5,126	$4,014
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.41%	3.19%	2.87%	3.09%	3.18%
Portfolio Turnover Rate[4]	5%	4%	3%	6%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$68.45	$81.00	$75.01	$64.89	$69.78
Investment Operations
Net Investment Income[1]	2.423	2.351	2.212	2.166	2.163
Net Realized and Unrealized Gain (Loss) on Investments	14.368	(12.527)	5.961	10.055	(4.924)
Total from Investment Operations	16.791	(10.176)	8.173	12.221	(2.761)
Distributions
Dividends from Net Investment Income	(2.441)	(2.374)	(2.183)	(2.101)	(2.129)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.441)	(2.374)	(2.183)	(2.101)	(2.129)
Net Asset Value, End of Period	$82.80	$68.45	$81.00	$75.01	$64.89
Total Return[2]	25.29%	-12.73%	11.22%	19.22%	-4.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,645	$1,445	$1,877	$1,582	$1,281
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.41%	3.17%	2.88%	3.10%	3.18%
Portfolio Turnover Rate[4]	5%	4%	3%	6%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund
Notes to Financial Statements
Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the

Utilities Index Fund
committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $214,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,965,584	—	—	7,965,584
Temporary Cash Investments	13,605	—	—	13,605
Total	7,979,189	—	—	7,979,189
Derivative Financial Instruments
Assets
Swap Contracts	—	116	—	116

Utilities Index Fund
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	87,943
Total Distributable Earnings (Loss)	(87,943)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	49,648
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	976,316
Capital Loss Carryforwards	(296,496)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	729,468
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	225,683	228,071
Long-Term Capital Gains	—	—
Total	225,683	228,071
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,002,873
Gross Unrealized Appreciation	1,349,689
Gross Unrealized Depreciation	(373,373)
Net Unrealized Appreciation (Depreciation)	976,316
F.	During the year ended August 31, 2024, the fund purchased $341,824,000 of investment securities and sold $419,776,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $906,641,000 and $680,195,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $359,000 and sales were $5,219,000, resulting in net realized loss of $1,039,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	919,621	6,465	791,370	5,346
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(682,099)	(5,150)	(804,725)	(5,525)
Net Increase (Decrease)—ETF Shares	237,522	1,315	(13,355)	(179)

Utilities Index Fund
	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	349,835	4,937	269,479	3,578
Issued in Lieu of Cash Distributions	37,787	546	41,299	562
Redeemed	(474,215)	(6,730)	(458,733)	(6,200)
Net Increase (Decrease)—Admiral Shares	(86,593)	(1,247)	(147,955)	(2,060)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Communication Services Index Fund	93.2%
Consumer Discretionary Index Fund	100.0
Consumer Staples Index Fund	100.0
Energy Index Fund	99.0
Financials Index Fund	89.2
Health Care Index Fund	91.6
Industrials Index Fund	86.1
Information Technology Index Fund	100.0
Materials Index Fund	84.7
Utilities Index Fund	100.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
Fund	($000)
Communication Services Index Fund	31,751
Consumer Discretionary Index Fund	49,602
Consumer Staples Index Fund	214,873
Energy Index Fund	327,470
Financials Index Fund	194,620
Health Care Index Fund	296,743
Industrials Index Fund	68,786
Information Technology Index Fund	562,961
Materials Index Fund	74,356
Utilities Index Fund	226,514
The following amounts for the fiscal year, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Communication Services Index Fund	138
Consumer Discretionary Index Fund	125
Consumer Staples Index Fund	215
Energy Index Fund	668
Financials Index Fund	2,350
Health Care Index Fund	2,104
Industrials Index Fund	58
Information Technology Index Fund	1,810
Materials Index Fund	204
Utilities Index Fund	312

The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified business income under section 199A for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
Fund	($000)
Communication Services Index Fund	—
Consumer Discretionary Index Fund	—
Consumer Staples Index Fund	—
Energy Index Fund	—
Financials Index Fund	7,796
Health Care Index Fund	—
Industrials Index Fund	—
Information Technology Index Fund	—
Materials Index Fund	—
Utilities Index Fund	—
Q4830 102024

Financial Statements
For the year ended August 31, 2024
Vanguard Mega Cap Index Funds
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund

Contents
Mega Cap Index Fund	1
Mega Cap Growth Index Fund	13
Mega Cap Value Index Fund	24
Report of Independent Registered Public Accounting Firm	36
Tax information	37

Mega Cap Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.1%)
	Linde plc	75,922	36,310
	Ecolab Inc.	40,599	10,279
	Freeport-McMoRan Inc.	226,909	10,047
	Air Products and Chemicals Inc.	35,113	9,791
			66,427
Consumer Discretionary (13.4%)
*	Amazon.com Inc.	1,479,386	264,070
*	Tesla Inc.	428,183	91,678
	Costco Wholesale Corp.	70,053	62,514
	Home Depot Inc.	156,629	57,718
	Walmart Inc.	700,035	54,064
*	Netflix Inc.	68,071	47,742
	McDonald's Corp.	113,827	32,857
	Walt Disney Co.	287,951	26,025
*	Uber Technologies Inc.	313,551	22,930
	Lowe's Cos. Inc.	90,011	22,368
	TJX Cos. Inc.	178,955	20,986
	Booking Holdings Inc.	5,358	20,946
	Starbucks Corp.	178,825	16,912
	NIKE Inc. Class B	191,346	15,943
*	Chipotle Mexican Grill Inc.	216,916	12,165
	Target Corp.	72,926	11,203
*	O'Reilly Automotive Inc.	9,303	10,512
	General Motors Co.	180,119	8,966
	Marriott International Inc. Class A	36,092	8,470
	Ross Stores Inc.	52,961	7,976
*	Airbnb Inc. Class A	62,764	7,363
	Ford Motor Co.	619,428	6,931
*	AutoZone Inc.	1,367	4,349
	Hilton Worldwide Holdings Inc.	19,756	4,339
	Estee Lauder Cos. Inc. Class A	34,875	3,197
*	Lululemon Athletica Inc.	9,068	2,353
			844,577
Consumer Staples (4.4%)
	Procter & Gamble Co.	372,778	63,946
	Coca-Cola Co.	612,402	44,381
	PepsiCo Inc.	217,151	37,541
	Philip Morris International Inc.	245,553	30,274
	Mondelez International Inc. Class A	211,895	15,216
	Altria Group Inc.	271,319	14,589
	Colgate-Palmolive Co.	129,602	13,803
	McKesson Corp.	20,534	11,521
	CVS Health Corp.	198,286	11,350
	Kimberly-Clark Corp.	53,195	7,695
	Keurig Dr Pepper Inc.	171,253	6,270
	Constellation Brands Inc. Class A	26,015	6,262
*	Monster Beverage Corp.	116,717	5,501
	Kraft Heinz Co.	124,541	4,412
	Sysco Corp.	39,345	3,068
			275,829
Energy (3.3%)
	Exxon Mobil Corp.	708,548	83,566
	Chevron Corp.	277,193	41,011
	ConocoPhillips	184,728	21,020
	EOG Resources Inc.	90,786	11,695
	Schlumberger NV	225,760	9,931
	Marathon Petroleum Corp.	55,653	9,857
	Phillips 66	66,967	9,396
1

Mega Cap Index Fund
		Shares	Market Value• ($000)
	Valero Energy Corp.	51,653	7,579
	Occidental Petroleum Corp.	101,305	5,773
	Williams Cos. Inc.	96,287	4,407
	Kinder Morgan Inc.	148,673	3,207
			207,442
Financials (10.3%)
*	Berkshire Hathaway Inc. Class B	267,868	127,484
	JPMorgan Chase & Co.	453,586	101,966
	Bank of America Corp.	1,049,948	42,785
	Wells Fargo & Co.	550,668	32,198
	Goldman Sachs Group Inc.	50,926	25,985
	S&P Global Inc.	50,583	25,961
	Progressive Corp.	92,507	23,330
	BlackRock Inc.	22,297	20,108
	Morgan Stanley	192,516	19,947
	Chubb Ltd.	64,130	18,225
	Citigroup Inc.	286,209	17,928
	Marsh & McLennan Cos. Inc.	77,818	17,704
	Blackstone Inc.	112,892	16,071
	Charles Schwab Corp.	238,741	15,542
	Intercontinental Exchange Inc.	90,592	14,635
	KKR & Co. Inc.	105,124	13,011
	CME Group Inc.	56,863	12,268
	Moody's Corp.	24,517	11,958
	US Bancorp	246,520	11,643
	PNC Financial Services Group Inc.	62,863	11,635
	Aon plc Class A (XNYS)	32,623	11,213
	Aflac Inc.	89,742	9,904
	Truist Financial Corp.	211,405	9,399
*	Berkshire Hathaway Inc. Class A	13	9,299
	Travelers Cos. Inc.	36,164	8,248
	Bank of New York Mellon Corp.	118,104	8,057
	MetLife Inc.	95,468	7,397
	American International Group Inc.	52,363	4,035
			647,936
Health Care (12.3%)
	Eli Lilly & Co.	135,111	129,709
	UnitedHealth Group Inc.	145,378	85,802
	Johnson & Johnson	380,139	63,050
	AbbVie Inc.	278,922	54,755
	Merck & Co. Inc.	400,066	47,388
	Thermo Fisher Scientific Inc.	60,291	37,083
	Abbott Laboratories	274,778	31,124
	Danaher Corp.	105,290	28,356
	Amgen Inc.	84,732	28,286
*	Intuitive Surgical Inc.	56,027	27,601
	Pfizer Inc.	895,051	25,965
	Elevance Health Inc.	36,712	20,445
*	Vertex Pharmaceuticals Inc.	40,760	20,212
	Stryker Corp.	54,156	19,519
*	Regeneron Pharmaceuticals Inc.	16,260	19,263
*	Boston Scientific Corp.	232,217	18,993
	Medtronic plc	209,728	18,578
	Cigna Group	44,868	16,234
	Bristol-Myers Squibb Co.	320,199	15,994
	Gilead Sciences Inc.	196,786	15,546
	HCA Healthcare Inc.	31,029	12,275
	Zoetis Inc.	64,872	11,903
	Becton Dickinson & Co.	45,650	11,066
	Humana Inc.	19,032	6,746
*	Edwards Lifesciences Corp.	94,987	6,645
			772,538
Industrials (9.5%)
	Visa Inc. Class A	248,559	68,694
	Mastercard Inc. Class A	131,099	63,365
	Accenture plc Class A	99,314	33,960
	General Electric Co.	164,251	28,682
	Caterpillar Inc.	77,248	27,508
	RTX Corp.	209,989	25,900
2

Mega Cap Index Fund
		Shares	Market Value• ($000)
	Union Pacific Corp.	96,371	24,680
	Lockheed Martin Corp.	37,898	21,530
	Honeywell International Inc.	102,864	21,386
	American Express Co.	79,525	20,569
	Eaton Corp. plc	63,164	19,387
	Automatic Data Processing Inc.	64,649	17,837
*	Boeing Co.	96,965	16,847
*	Fiserv Inc.	92,349	16,124
	Deere & Co.	41,352	15,951
	United Parcel Service Inc. Class B (XNYS)	115,225	14,812
	Sherwin-Williams Co.	36,044	13,314
	Trane Technologies plc	35,757	12,932
	Parker-Hannifin Corp.	20,304	12,186
*	PayPal Holdings Inc.	165,186	11,964
	3M Co.	87,413	11,774
	General Dynamics Corp.	39,004	11,676
	Illinois Tool Works Inc.	44,782	11,338
	Northrop Grumman Corp.	21,037	11,007
	CSX Corp.	308,715	10,580
	FedEx Corp.	34,983	10,452
	Emerson Electric Co.	90,365	9,524
	Norfolk Southern Corp.	35,688	9,142
	Capital One Financial Corp.	57,294	8,418
	Paychex Inc.	51,182	6,715
*	GE Vernova Inc.	21,638	4,349
	Johnson Controls International plc	53,176	3,874
*	Block Inc. (XNYS)	43,943	2,904
			599,381
Real Estate (1.1%)
	Prologis Inc.	146,248	18,693
	American Tower Corp.	73,763	16,527
	Equinix Inc.	14,991	12,508
	Public Storage	25,002	8,594
	Crown Castle Inc.	68,643	7,689
	Simon Property Group Inc.	24,419	4,087
			68,098
Technology (40.6%)
	Apple Inc.	2,300,970	526,922
	Microsoft Corp.	1,173,957	489,704
	NVIDIA Corp.	3,691,377	440,640
	Meta Platforms Inc. Class A	346,145	180,449
	Alphabet Inc. Class A	923,837	150,937
	Alphabet Inc. Class C	758,103	125,170
	Broadcom Inc.	731,992	119,183
*	Adobe Inc.	70,762	40,646
*	Advanced Micro Devices Inc.	255,301	37,928
	Oracle Corp.	260,482	36,804
	Salesforce Inc.	145,402	36,772
	QUALCOMM Inc.	176,276	30,901
	Texas Instruments Inc.	143,815	30,825
	International Business Machines Corp.	145,095	29,328
*	ServiceNow Inc.	32,380	27,685
	Intuit Inc.	41,948	26,438
	Applied Materials Inc.	130,784	25,798
*	Palo Alto Networks Inc.	51,144	18,551
	Analog Devices Inc.	78,383	18,407
	KLA Corp.	21,268	17,428
	Lam Research Corp.	20,652	16,956
	Micron Technology Inc.	174,912	16,834
	Intel Corp.	672,381	14,819
*	Synopsys Inc.	24,203	12,575
*	Cadence Design Systems Inc.	42,987	11,561
*	Crowdstrike Holdings Inc. Class A	36,436	10,103
	Roper Technologies Inc.	16,908	9,374
*	Workday Inc. Class A	33,486	8,813
*	Autodesk Inc.	33,789	8,731
	TE Connectivity Ltd.	48,379	7,431
*	Snowflake Inc. Class A	47,510	5,427
	Marvell Technology Inc.	68,401	5,215
3

Mega Cap Index Fund
		Shares	Market Value• ($000)
	Dell Technologies Inc. Class C	41,131	4,752
*	Fortinet Inc.	48,308	3,706
			2,546,813
Telecommunications (2.2%)
	Cisco Systems Inc.	575,618	29,092
	Verizon Communications Inc.	598,384	25,000
	Comcast Corp. Class A	618,229	24,463
	AT&T Inc.	1,132,549	22,538
	T-Mobile US Inc.	83,286	16,551
*	Arista Networks Inc.	39,598	13,993
*	Charter Communications Inc. Class A	14,825	5,152
			136,789
Utilities (1.5%)
	NextEra Energy Inc.	324,589	26,133
	Southern Co.	172,888	14,937
	Duke Energy Corp.	121,768	13,875
	Waste Management Inc.	63,345	13,432
	American Electric Power Co. Inc.	83,174	8,341
	Sempra	100,000	8,218
	Republic Services Inc.	32,336	6,733
	Dominion Energy Inc.	66,172	3,699
			95,368
Total Common Stocks (Cost $3,637,253)			6,261,198
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund, 5.373% (Cost $8,655)	86,556	8,655
Total Investments (99.9%) (Cost $3,645,908)			6,269,853
Other Assets and Liabilities—Net (0.1%)			7,925
Net Assets (100%)			6,277,778
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2024	59	16,700	337

See accompanying Notes, which are an integral part of the Financial Statements.
4

Mega Cap Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,637,253)	6,261,198
Affiliated Issuers (Cost $8,655)	8,655
Total Investments in Securities	6,269,853
Investment in Vanguard	173
Cash Collateral Pledged—Futures Contracts	760
Receivables for Accrued Income	7,076
Receivables for Capital Shares Issued	1
Variation Margin Receivable—Futures Contracts	141
Total Assets	6,278,004
Liabilities
Payables for Investment Securities Purchased	36
Payables to Vanguard	190
Total Liabilities	226
Net Assets	6,277,778
At August 31, 2024, net assets consisted of:

Paid-in Capital	3,805,898
Total Distributable Earnings (Loss)	2,471,880
Net Assets	6,277,778

ETF Shares—Net Assets
Applicable to 29,834,267 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,060,106
Net Asset Value Per Share—ETF Shares	$203.13

Institutional Shares—Net Assets
Applicable to 543,487 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	217,672
Net Asset Value Per Share—Institutional Shares	$400.51

See accompanying Notes, which are an integral part of the Financial Statements.
5

Mega Cap Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	72,527
Interest[1]	628
Securities Lending—Net	1
Total Income	73,156
Expenses
The Vanguard Group—Note B
Investment Advisory Services	109
Management and Administrative—ETF Shares	3,078
Management and Administrative—Institutional Shares	111
Marketing and Distribution—ETF Shares	166
Marketing and Distribution—Institutional Shares	5
Custodian Fees	26
Auditing Fees	32
Shareholders’ Reports—ETF Shares	123
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	3
Other Expenses	18
Total Expenses	3,672
Expenses Paid Indirectly	(2)
Net Expenses	3,670
Net Investment Income	69,486
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	81,404
Futures Contracts	4,275
Realized Net Gain (Loss)	85,679
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,219,575
Futures Contracts	257
Change in Unrealized Appreciation (Depreciation)	1,219,832
Net Increase (Decrease) in Net Assets Resulting from Operations	1,374,997
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $591,000, less than $1,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $100,735,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Mega Cap Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,486	62,926
Realized Net Gain (Loss)	85,679	174,489
Change in Unrealized Appreciation (Depreciation)	1,219,832	428,447
Net Increase (Decrease) in Net Assets Resulting from Operations	1,374,997	665,862
Distributions
ETF Shares	(68,937)	(59,377)
Institutional Shares	(2,882)	(2,876)
Total Distributions	(71,819)	(62,253)
Capital Share Transactions
ETF Shares	569,518	(39,050)
Institutional Shares	(35,186)	(2,982)
Net Increase (Decrease) from Capital Share Transactions	534,332	(42,032)
Total Increase (Decrease)	1,837,510	561,577
Net Assets
Beginning of Period	4,440,268	3,878,691
End of Period	6,277,778	4,440,268

See accompanying Notes, which are an integral part of the Financial Statements.
7

Mega Cap Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$159.74	$137.84	$160.74	$125.47	$101.36
Investment Operations
Net Investment Income[1]	2.346	2.268	2.109	1.961	1.992
Net Realized and Unrealized Gain (Loss) on Investments	43.488	21.869	(22.957)	35.218	24.065
Total from Investment Operations	45.834	24.137	(20.848)	37.179	26.057
Distributions
Dividends from Net Investment Income	(2.444)	(2.237)	(2.052)	(1.908)	(1.947)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.444)	(2.237)	(2.052)	(1.908)	(1.947)
Net Asset Value, End of Period	$203.13	$159.74	$137.84	$160.74	$125.47
Total Return	28.95%	17.79%	-13.09%	29.94%	26.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,060	$4,237	$3,701	$4,288	$3,036
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%[2]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.59%	1.38%	1.41%	1.85%
Portfolio Turnover Rate[3]	3%	2%	3%	5%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Mega Cap Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$314.96	$271.77	$316.94	$247.38	$199.84
Investment Operations
Net Investment Income[1]	4.648	4.499	4.199	3.882	3.943
Net Realized and Unrealized Gain (Loss) on Investments	85.751	43.129	(45.292)	69.463	47.454
Total from Investment Operations	90.399	47.628	(41.093)	73.345	51.397
Distributions
Dividends from Net Investment Income	(4.849)	(4.438)	(4.077)	(3.785)	(3.857)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.849)	(4.438)	(4.077)	(3.785)	(3.857)
Net Asset Value, End of Period	$400.51	$314.96	$271.77	$316.94	$247.38
Total Return	28.95%	17.81%	-13.07%	29.97%	26.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$218	$203	$178	$190	$180
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.33%	1.60%	1.40%	1.42%	1.86%
Portfolio Turnover Rate[3]	3%	2%	3%	5%	4%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Mega Cap Index Fund
Notes to Financial Statements
Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
10

Mega Cap Index Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $173,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2024, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	100,737
Total Distributable Earnings (Loss)	(100,737)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,222
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	2,622,788
Capital Loss Carryforwards	(164,130)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,471,880
11

Mega Cap Index Fund
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	71,819	62,253
Long-Term Capital Gains	—	—
Total	71,819	62,253
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,647,065
Gross Unrealized Appreciation	2,732,115
Gross Unrealized Depreciation	(109,327)
Net Unrealized Appreciation (Depreciation)	2,622,788
F.	During the year ended August 31, 2024, the fund purchased $149,965,000 of investment securities and sold $180,665,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $725,171,000 and $163,682,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $67,884,000 and sales were $116,775,000, resulting in net realized loss of $19,604,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	744,100	4,309	321,852	2,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(174,582)	(1,000)	(360,902)	(2,575)
Net Increase (Decrease)—ETF Shares	569,518	3,309	(39,050)	(325)
Institutional Shares
Issued	18,004	51	20,931	74
Issued in Lieu of Cash Distributions	2,881	8	2,865	10
Redeemed	(56,071)	(161)	(26,778)	(93)
Net Increase (Decrease)—Institutional Shares	(35,186)	(102)	(2,982)	(9)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2024, one shareholder was a record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.
12

Mega Cap Growth Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (1.1%)
	Linde plc	299,321	143,150
	Ecolab Inc.	366,775	92,860
			236,010
Consumer Discretionary (18.8%)
*	Amazon.com Inc.	5,614,608	1,002,207
*	Tesla Inc.	2,823,567	604,554
	Costco Wholesale Corp.	469,051	418,572
*	Netflix Inc.	466,908	327,466
	McDonald's Corp.	816,015	235,551
	Walt Disney Co.	2,063,502	186,499
*	Uber Technologies Inc.	2,347,532	171,675
	TJX Cos. Inc.	1,368,995	160,542
	Booking Holdings Inc.	40,543	158,492
	Starbucks Corp.	1,449,019	137,034
	NIKE Inc. Class B	1,474,827	122,883
*	Chipotle Mexican Grill Inc.	1,781,786	99,923
*	O'Reilly Automotive Inc.	85,797	96,948
	Marriott International Inc. Class A	342,695	80,427
	Ross Stores Inc.	518,495	78,090
*	Airbnb Inc. Class A	576,702	67,653
*	AutoZone Inc.	18,252	58,068
	Hilton Worldwide Holdings Inc.	257,552	56,569
	Estee Lauder Cos. Inc. Class A	443,647	40,665
*	Lululemon Athletica Inc.	142,045	36,856
			4,140,674
Consumer Staples (0.3%)
*	Monster Beverage Corp.	1,243,546	58,608
Energy (0.3%)
	Schlumberger NV	1,313,960	57,801
Financials (2.0%)
	S&P Global Inc.	378,848	194,440
	Moody's Corp.	220,219	107,409
	Blackstone Inc.	583,007	82,997
	Aon plc Class A (XNYS)	197,701	67,954
			452,800
Health Care (7.2%)
	Eli Lilly & Co.	874,611	839,644
*	Intuitive Surgical Inc.	414,477	204,184
*	Vertex Pharmaceuticals Inc.	310,459	153,953
*	Boston Scientific Corp.	1,800,663	147,276
	Zoetis Inc.	558,155	102,416
	Stryker Corp.	246,646	88,896
*	Edwards Lifesciences Corp.	900,624	63,008
			1,599,377
Industrials (6.6%)
	Visa Inc. Class A	1,648,207	455,515
	Mastercard Inc. Class A	878,270	424,503
	Accenture plc Class A	403,792	138,077
*	Boeing Co.	747,555	129,880
	Sherwin-Williams Co.	317,887	117,418
	Automatic Data Processing Inc.	309,304	85,340
	Paychex Inc.	381,157	50,008
*	Block Inc. (XNYS)	691,411	45,688
			1,446,429
Real Estate (1.1%)
	American Tower Corp.	599,893	134,412
13

Mega Cap Growth Index Fund
		Shares	Market Value• ($000)
	Equinix Inc.	129,542	108,085
			242,497
Technology (61.3%)
	Apple Inc.	13,024,595	2,982,632
	Microsoft Corp.	6,705,745	2,797,234
	NVIDIA Corp.	20,862,541	2,490,362
	Meta Platforms Inc. Class A	2,099,582	1,094,533
	Alphabet Inc. Class A	4,958,618	810,139
	Alphabet Inc. Class C	4,041,875	667,354
*	Adobe Inc.	499,726	287,048
*	Advanced Micro Devices Inc.	1,754,115	260,591
	Salesforce Inc.	1,019,195	257,754
	Texas Instruments Inc.	1,035,810	222,016
*	ServiceNow Inc.	240,822	205,903
	Intuit Inc.	308,944	194,715
	Applied Materials Inc.	938,183	185,066
*	Palo Alto Networks Inc.	408,967	148,341
	KLA Corp.	167,966	137,636
	Lam Research Corp.	157,006	128,904
*	Synopsys Inc.	198,485	103,129
*	Cadence Design Systems Inc.	360,378	96,916
*	Workday Inc. Class A	334,912	88,145
*	Autodesk Inc.	336,479	86,946
*	Crowdstrike Holdings Inc. Class A	305,059	84,587
	Marvell Technology Inc.	826,164	62,987
*	Fortinet Inc.	755,984	57,992
*	Snowflake Inc. Class A	503,389	57,502
			13,508,432
Telecommunications (1.1%)
	T-Mobile US Inc.	670,593	133,261
*	Arista Networks Inc.	338,551	119,637
			252,898
Total Common Stocks (Cost $15,718,103)			21,995,526
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.373% (Cost $29,571)	295,767	29,574
Total Investments (99.9%) (Cost $15,747,674)			22,025,100
Other Assets and Liabilities—Net (0.1%)			13,297
Net Assets (100%)			22,038,397
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2024	92	36,106	(289)
E-mini S&P 500 Index	September 2024	22	6,227	110
				(179)

See accompanying Notes, which are an integral part of the Financial Statements.
14

Mega Cap Growth Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $15,718,103)	21,995,526
Affiliated Issuers (Cost $29,571)	29,574
Total Investments in Securities	22,025,100
Investment in Vanguard	605
Cash Collateral Pledged—Futures Contracts	2,240
Receivables for Accrued Income	10,758
Receivables for Capital Shares Issued	8
Variation Margin Receivable—Futures Contracts	479
Total Assets	22,039,190
Liabilities
Payables for Investment Securities Purchased	118
Payables for Capital Shares Redeemed	2
Payables to Vanguard	673
Total Liabilities	793
Net Assets	22,038,397
At August 31, 2024, net assets consisted of:

Paid-in Capital	16,743,215
Total Distributable Earnings (Loss)	5,295,182
Net Assets	22,038,397

ETF Shares—Net Assets
Applicable to 69,864,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	21,995,668
Net Asset Value Per Share—ETF Shares	$314.83

Institutional Shares—Net Assets
Applicable to 68,323 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	42,729
Net Asset Value Per Share—Institutional Shares	$625.40

See accompanying Notes, which are an integral part of the Financial Statements.
15

Mega Cap Growth Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	101,704
Interest[1]	1,913
Securities Lending—Net	2
Total Income	103,619
Expenses
The Vanguard Group—Note B
Investment Advisory Services	371
Management and Administrative—ETF Shares	11,042
Management and Administrative—Institutional Shares	20
Marketing and Distribution—ETF Shares	728
Marketing and Distribution—Institutional Shares	1
Custodian Fees	28
Auditing Fees	32
Shareholders’ Reports—ETF Shares	335
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	12
Other Expenses	18
Total Expenses	12,587
Expenses Paid Indirectly	(2)
Net Expenses	12,585
Net Investment Income	91,034
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,957,357
Futures Contracts	6,464
Swap Contracts	6,120
Realized Net Gain (Loss)	1,969,941
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,794,655
Futures Contracts	(844)
Change in Unrealized Appreciation (Depreciation)	2,793,811
Net Increase (Decrease) in Net Assets Resulting from Operations	4,854,786
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,849,000, $1,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $2,065,636,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Mega Cap Growth Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	91,034	71,553
Realized Net Gain (Loss)	1,969,941	710,769
Change in Unrealized Appreciation (Depreciation)	2,793,811	1,955,324
Net Increase (Decrease) in Net Assets Resulting from Operations	4,854,786	2,737,646
Distributions
ETF Shares	(87,487)	(70,975)
Institutional Shares	(179)	(170)
Total Distributions	(87,666)	(71,145)
Capital Share Transactions
ETF Shares	2,862,049	547,536
Institutional Shares	1,412	(1,174)
Net Increase (Decrease) from Capital Share Transactions	2,863,461	546,362
Total Increase (Decrease)	7,630,581	3,212,863
Net Assets
Beginning of Period	14,407,816	11,194,953
End of Period	22,038,397	14,407,816

See accompanying Notes, which are an integral part of the Financial Statements.
17

Mega Cap Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$241.25	$195.20	$248.50	$196.25	$132.22
Investment Operations
Net Investment Income[1]	1.395	1.248	1.151	1.220	1.358
Net Realized and Unrealized Gain (Loss) on Investments	73.541	46.044	(53.389)	52.279	64.007
Total from Investment Operations	74.936	47.292	(52.238)	53.499	65.365
Distributions
Dividends from Net Investment Income	(1.356)	(1.242)	(1.062)	(1.249)	(1.335)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.356)	(1.242)	(1.062)	(1.249)	(1.335)
Net Asset Value, End of Period	$314.83	$241.25	$195.20	$248.50	$196.25
Total Return	31.16%	24.39%	-21.08%	27.41%	49.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,996	$14,376	$11,168	$12,714	$10,193
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%[2]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.51%	0.62%	0.51%	0.58%	0.90%
Portfolio Turnover Rate[3]	14%	7%	5%	8%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Mega Cap Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$479.23	$387.74	$493.61	$389.78	$262.63
Investment Operations
Net Investment Income[1]	2.817	2.517	2.279	2.498	2.707
Net Realized and Unrealized Gain (Loss) on Investments	146.093	91.475	(106.001)	103.822	127.126
Total from Investment Operations	148.910	93.992	(103.722)	106.320	129.833
Distributions
Dividends from Net Investment Income	(2.740)	(2.502)	(2.148)	(2.489)	(2.683)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.740)	(2.502)	(2.148)	(2.489)	(2.683)
Net Asset Value, End of Period	$625.40	$479.23	$387.74	$493.61	$389.78
Total Return	31.17%	24.41%	-21.07%	27.43%	49.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43	$32	$27	$46	$81
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.63%	0.50%	0.62%	0.91%
Portfolio Turnover Rate[3]	14%	7%	5%	8%	6%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
19

Mega Cap Growth Index Fund
Notes to Financial Statements
Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
In July 2024, the board of trustees approved a change in the fund’s fiscal year end from August 31 to September 30. This change became effective September 1, 2024.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
The fund had no open total return swap contracts at August 31, 2024.
20

Mega Cap Growth Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $605,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
21

Mega Cap Growth Index Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At August 31, 2024, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,065,635
Total Distributable Earnings (Loss)	(2,065,635)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	26,660
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	6,269,272
Capital Loss Carryforwards	(1,000,750)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	5,295,182
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	87,666	71,145
Long-Term Capital Gains	—	—
Total	87,666	71,145
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	15,755,828
Gross Unrealized Appreciation	6,810,082
Gross Unrealized Depreciation	(540,810)
Net Unrealized Appreciation (Depreciation)	6,269,272
F.	During the year ended August 31, 2024, the fund purchased $2,536,773,000 of investment securities and sold $2,437,531,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $6,427,811,000 and $3,664,372,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $719,253,000 and sales were $1,011,639,000, resulting in net realized loss of $87,898,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
22

Mega Cap Growth Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	6,547,651	23,200	2,798,222	13,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,685,602)	(12,925)	(2,250,686)	(11,575)
Net Increase (Decrease)—ETF Shares	2,862,049	10,275	547,536	2,375
Institutional Shares
Issued	3,987	7	1,823	5
Issued in Lieu of Cash Distributions	178	—	170	—
Redeemed	(2,753)	(5)	(3,167)	(8)
Net Increase (Decrease)—Institutional Shares	1,412	2	(1,174)	(3)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no other events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.
23

Mega Cap Value Index Fund
Financial Statements
Schedule of Investments
As of August 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.4%)
	Linde plc	116,553	55,742
	Freeport-McMoRan Inc.	697,277	30,875
	Air Products and Chemicals Inc.	107,976	30,109
			116,726
Consumer Discretionary (5.8%)
	Home Depot Inc.	481,129	177,296
	Walmart Inc.	2,150,847	166,110
	Lowe's Cos. Inc.	276,592	68,733
	Target Corp.	224,047	34,418
	General Motors Co.	553,784	27,567
	Ford Motor Co.	1,904,329	21,310
			495,434
Consumer Staples (9.8%)
	Procter & Gamble Co.	1,145,618	196,519
	Coca-Cola Co.	1,882,071	136,394
	PepsiCo Inc.	667,278	115,359
	Philip Morris International Inc.	754,468	93,018
	Mondelez International Inc. Class A	650,684	46,726
	Altria Group Inc.	833,344	44,809
	Colgate-Palmolive Co.	398,096	42,397
	McKesson Corp.	63,091	35,399
	CVS Health Corp.	609,169	34,869
	Kimberly-Clark Corp.	163,067	23,589
	Keurig Dr Pepper Inc.	525,100	19,224
	Constellation Brands Inc. Class A	79,721	19,190
	Kraft Heinz Co.	384,036	13,606
	Sysco Corp.	120,263	9,377
			830,476
Energy (7.3%)
	Exxon Mobil Corp.	2,176,953	256,750
	Chevron Corp.	851,672	126,005
	ConocoPhillips	567,030	64,522
	EOG Resources Inc.	278,910	35,929
	Marathon Petroleum Corp.	171,052	30,297
	Phillips 66	205,860	28,884
	Valero Energy Corp.	158,361	23,236
	Occidental Petroleum Corp.	311,041	17,723
	Schlumberger NV	346,103	15,225
	Williams Cos. Inc.	296,536	13,573
	Kinder Morgan Inc.	458,929	9,899
			622,043
Financials (21.6%)
	JPMorgan Chase & Co.	1,393,496	313,258
*	Berkshire Hathaway Inc. Class B	599,960	285,533
*	Berkshire Hathaway Inc. Class A	188	134,476
	Bank of America Corp.	3,225,511	131,440
	Wells Fargo & Co.	1,692,190	98,942
	Goldman Sachs Group Inc.	156,496	79,852
	Progressive Corp.	284,100	71,650
	BlackRock Inc.	68,493	61,768
	Morgan Stanley	591,084	61,242
	Chubb Ltd.	197,004	55,985
	Citigroup Inc.	878,547	55,032
	Marsh & McLennan Cos. Inc.	238,955	54,365
	Charles Schwab Corp.	733,296	47,738
	Intercontinental Exchange Inc.	278,266	44,954
	KKR & Co. Inc.	322,960	39,973
	CME Group Inc.	174,749	37,700
24

Mega Cap Value Index Fund
		Shares	Market Value• ($000)
	US Bancorp	757,350	35,770
	Aflac Inc.	276,113	30,472
	PNC Financial Services Group Inc.	156,131	28,898
	Truist Financial Corp.	649,820	28,891
	Travelers Cos. Inc.	110,915	25,296
	Bank of New York Mellon Corp.	363,362	24,788
	Blackstone Inc.	173,576	24,710
	MetLife Inc.	292,759	22,683
	Aon plc Class A (XNYS)	50,197	17,254
	American International Group Inc.	161,512	12,444
			1,825,114
Health Care (19.9%)
	UnitedHealth Group Inc.	446,612	263,590
	Johnson & Johnson	1,168,021	193,728
	AbbVie Inc.	857,021	168,242
	Merck & Co. Inc.	1,228,817	145,553
	Thermo Fisher Scientific Inc.	185,263	113,950
	Abbott Laboratories	843,824	95,580
	Danaher Corp.	323,417	87,100
	Amgen Inc.	260,218	86,869
	Pfizer Inc.	2,749,968	79,777
	Elevance Health Inc.	112,802	62,818
*	Regeneron Pharmaceuticals Inc.	49,934	59,156
	Medtronic plc	643,918	57,038
	Cigna Group	137,784	49,852
	Bristol-Myers Squibb Co.	983,367	49,119
	Gilead Sciences Inc.	604,633	47,766
	HCA Healthcare Inc.	95,368	37,727
	Becton Dickinson & Co.	140,293	34,008
	Stryker Corp.	83,210	29,991
	Humana Inc.	58,570	20,761
			1,682,625
Industrials (14.7%)
	General Electric Co.	504,452	88,087
	Caterpillar Inc.	237,258	84,488
	RTX Corp.	645,246	79,585
	Union Pacific Corp.	296,085	75,824
	Lockheed Martin Corp.	116,352	66,100
	Honeywell International Inc.	316,107	65,722
	American Express Co.	244,110	63,139
	Eaton Corp. plc	194,154	59,592
	Accenture plc Class A	152,675	52,207
*	Fiserv Inc.	283,856	49,561
	Deere & Co.	126,983	48,983
	United Parcel Service Inc. Class B (XNYS)	353,733	45,472
	Trane Technologies plc	109,814	39,715
	Parker-Hannifin Corp.	62,369	37,434
*	PayPal Holdings Inc.	507,831	36,782
	3M Co.	268,567	36,173
	General Dynamics Corp.	119,813	35,867
	Illinois Tool Works Inc.	137,601	34,838
	Northrop Grumman Corp.	64,640	33,820
	CSX Corp.	948,832	32,517
	FedEx Corp.	107,473	32,110
	Emerson Electric Co.	277,731	29,270
	Norfolk Southern Corp.	109,707	28,103
	Automatic Data Processing Inc.	99,341	27,409
	Capital One Financial Corp.	176,213	25,891
*	GE Vernova Inc.	66,682	13,403
	Johnson Controls International plc	163,931	11,942
	Paychex Inc.	78,736	10,330
			1,244,364
Real Estate (1.4%)
	Prologis Inc.	448,954	57,385
	Public Storage	76,638	26,342
	Crown Castle Inc.	210,414	23,571
	Simon Property Group Inc.	75,271	12,597
			119,895
25

Mega Cap Value Index Fund
		Shares	Market Value• ($000)
Technology (10.4%)
	Broadcom Inc.	2,248,691	366,132
	Oracle Corp.	800,259	113,069
	QUALCOMM Inc.	541,622	94,946
	International Business Machines Corp.	445,637	90,077
	Analog Devices Inc.	240,613	56,505
	Micron Technology Inc.	537,491	51,728
	Intel Corp.	2,065,568	45,525
	Roper Technologies Inc.	52,003	28,831
	TE Connectivity Ltd.	148,821	22,859
	Dell Technologies Inc. Class C	126,138	14,574
			884,246
Telecommunications (3.9%)
	Cisco Systems Inc.	1,767,793	89,344
	Verizon Communications Inc.	1,838,336	76,806
	Comcast Corp. Class A	1,899,152	75,150
	AT&T Inc.	3,480,867	69,269
*	Charter Communications Inc. Class A	45,638	15,861
			326,430
Utilities (3.5%)
	NextEra Energy Inc.	997,244	80,288
	Southern Co.	531,399	45,913
	Duke Energy Corp.	374,389	42,662
	Waste Management Inc.	194,526	41,247
	American Electric Power Co. Inc.	255,006	25,572
	Sempra	306,576	25,194
	Republic Services Inc.	99,479	20,713
	Dominion Energy Inc.	203,780	11,391
			292,980
Total Common Stocks (Cost $6,231,943)			8,440,333
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.373% (Cost $6,561)	65,617	6,561
Total Investments (99.8%) (Cost $6,238,504)			8,446,894
Other Assets and Liabilities—Net (0.2%)			17,631
Net Assets (100%)			8,464,525
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2024	61	17,266	327

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
PNC Financial Services Group Inc.	1/31/25	CITNA	6,848	(5.335)	29	—
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
CITNA—Citibank, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Mega Cap Value Index Fund
Statement of Assets and Liabilities
As of August 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,231,943)	8,440,333
Affiliated Issuers (Cost $6,561)	6,561
Total Investments in Securities	8,446,894
Investment in Vanguard	230
Cash Collateral Pledged—Futures Contracts	760
Receivables for Investment Securities Sold	148
Receivables for Accrued Income	16,617
Receivables for Capital Shares Issued	6
Variation Margin Receivable—Futures Contracts	141
Unrealized Appreciation—Over-the-Counter Swap Contracts	29
Total Assets	8,464,825
Liabilities
Payables for Investment Securities Purchased	39
Payables for Capital Shares Redeemed	8
Payables to Vanguard	253
Total Liabilities	300
Net Assets	8,464,525
At August 31, 2024, net assets consisted of:

Paid-in Capital	6,519,582
Total Distributable Earnings (Loss)	1,944,943
Net Assets	8,464,525

ETF Shares—Net Assets
Applicable to 65,341,054 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,329,364
Net Asset Value Per Share—ETF Shares	$127.48

Institutional Shares—Net Assets
Applicable to 534,682 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	135,161
Net Asset Value Per Share—Institutional Shares	$252.79

See accompanying Notes, which are an integral part of the Financial Statements.
27

Mega Cap Value Index Fund
Statement of Operations

Year Ended August 31, 2024
($000)
Investment Income
Income
Dividends	172,225
Interest[1]	405
Securities Lending—Net	—
Total Income	172,630
Expenses
The Vanguard Group—Note B
Investment Advisory Services	145
Management and Administrative—ETF Shares	4,043
Management and Administrative—Institutional Shares	62
Marketing and Distribution—ETF Shares	326
Marketing and Distribution—Institutional Shares	2
Custodian Fees	57
Auditing Fees	32
Shareholders’ Reports—ETF Shares	193
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	5
Other Expenses	18
Total Expenses	4,885
Expenses Paid Indirectly	(12)
Net Expenses	4,873
Net Investment Income	167,757
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	21,384
Futures Contracts	1,554
Swap Contracts	2,271
Realized Net Gain (Loss)	25,209
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,389,880
Futures Contracts	298
Swap Contracts	50
Change in Unrealized Appreciation (Depreciation)	1,390,228
Net Increase (Decrease) in Net Assets Resulting from Operations	1,583,194
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $381,000, $6,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $83,701,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Mega Cap Value Index Fund
Statement of Changes in Net Assets

	Year Ended August 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	167,757	158,813
Realized Net Gain (Loss)	25,209	332,707
Change in Unrealized Appreciation (Depreciation)	1,390,228	92,174
Net Increase (Decrease) in Net Assets Resulting from Operations	1,583,194	583,694
Distributions
ETF Shares	(174,026)	(150,757)
Institutional Shares	(3,140)	(3,074)
Total Distributions	(177,166)	(153,831)
Capital Share Transactions
ETF Shares	898,948	40,766
Institutional Shares	(6,303)	(6,629)
Net Increase (Decrease) from Capital Share Transactions	892,645	34,137
Total Increase (Decrease)	2,298,673	464,000
Net Assets
Beginning of Period	6,165,852	5,701,852
End of Period	8,464,525	6,165,852

See accompanying Notes, which are an integral part of the Financial Statements.
29

Mega Cap Value Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$105.16	$97.72	$102.64	$78.96	$78.94
Investment Operations
Net Investment Income[1]	2.713	2.709	2.519	2.271	2.271
Net Realized and Unrealized Gain (Loss) on Investments	22.494	7.364	(5.016)	23.557	(.044)
Total from Investment Operations	25.207	10.073	(2.497)	25.828	2.227
Distributions
Dividends from Net Investment Income	(2.887)	(2.633)	(2.423)	(2.148)	(2.207)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.887)	(2.633)	(2.423)	(2.148)	(2.207)
Net Asset Value, End of Period	$127.48	$105.16	$97.72	$102.64	$78.96
Total Return	24.39%	10.53%	-2.51%	33.17%	2.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,329	$6,048	$5,586	$4,587	$3,017
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.07%[2]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.40%	2.66%	2.45%	2.47%	2.90%
Portfolio Turnover Rate[3]	13%	7%	8%	11%	9%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Mega Cap Value Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$208.53	$193.77	$203.54	$156.56	$156.53
Investment Operations
Net Investment Income[1]	5.405	5.384	4.999	4.492	4.522
Net Realized and Unrealized Gain (Loss) on Investments	44.600	14.615	(9.947)	46.761	(.102)
Total from Investment Operations	50.005	19.999	(4.948)	51.253	4.420
Distributions
Dividends from Net Investment Income	(5.745)	(5.239)	(4.822)	(4.274)	(4.390)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.745)	(5.239)	(4.822)	(4.274)	(4.390)
Net Asset Value, End of Period	$252.79	$208.53	$193.77	$203.54	$156.56
Total Return	24.40%	10.55%	-2.49%	33.22%	3.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$135	$118	$116	$128	$117
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.67%	2.45%	2.49%	2.89%
Portfolio Turnover Rate[3]	13%	7%	8%	11%	9%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Mega Cap Value Index Fund
Notes to Financial Statements
Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended August 31, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
32

Mega Cap Value Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2024, the fund had contributed to Vanguard capital in the amount of $230,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $12,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
33

Mega Cap Value Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	8,440,333	—	—	8,440,333
Temporary Cash Investments	6,561	—	—	6,561
Total	8,446,894	—	—	8,446,894
Derivative Financial Instruments
Assets
Futures Contracts[1]	327	—	—	327
Swap Contracts	—	29	—	29
Total	327	29	—	356
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, corporate actions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	83,648
Total Distributable Earnings (Loss)	(83,648)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,250
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	2,201,194
Capital Loss Carryforwards	(289,501)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,944,943
The tax character of distributions paid was as follows:
	Year Ended August 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	177,166	153,831
Long-Term Capital Gains	—	—
Total	177,166	153,831
*	Includes short-term capital gains, if any.
As of August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,245,701
Gross Unrealized Appreciation	2,378,424
Gross Unrealized Depreciation	(177,230)
Net Unrealized Appreciation (Depreciation)	2,201,194
34

Mega Cap Value Index Fund
F.	During the year ended August 31, 2024, the fund purchased $933,585,000 of investment securities and sold $953,823,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $1,137,231,000 and $245,267,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2024, such purchases were  $358,967,000 and sales were $290,209,000, resulting in net realized loss of $37,179,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended August 31,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	1,143,712	10,050	1,012,888	9,975
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(244,764)	(2,225)	(972,122)	(9,625)
Net Increase (Decrease)—ETF Shares	898,948	7,825	40,766	350
Institutional Shares
Issued	1,564	8	9,754	47
Issued in Lieu of Cash Distributions	907	4	935	5
Redeemed	(8,774)	(41)	(17,318)	(86)
Net Increase (Decrease)—Institutional Shares	(6,303)	(29)	(6,629)	(34)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At August 31, 2024, one shareholder was a record or beneficial owner of 33% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to August 31, 2024, that would require recognition or disclosure in these financial statements.
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the "Funds") as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
36

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Mega Cap Index Fund	98.2%
Mega Cap Growth Index Fund	91.9
Mega Cap Value Index Fund	96.8
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
Fund	($000)
Mega Cap Index Fund	67,247
Mega Cap Growth Index Fund	82,556
Mega Cap Value Index Fund	169,445
The following amounts for the fiscal year, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Mega Cap Index Fund	228
Mega Cap Growth Index Fund	658
Mega Cap Value Index Fund	125
Q8280 102024
37

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Trustees Approve Advisory Arrangements – U.S. Growth Fund

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory arrangements with Jennison Associates LLC (Jennison), Wellington Management Company LLP (Wellington Management), and Baillie Gifford Overseas Ltd. (Baillie Gifford). The board determined that renewing the fund’s advisory arrangements with these advisors was in the best interests of the fund and its shareholders.

The board has also approved an amendment to the fund’s existing investment advisory agreement with Baillie Gifford, changing Baillie Gifford’s performance benchmark from the S&P 500 Index to the Russell 3000 Growth Index. The board noted that the new index is more aligned with Baillie Gifford’s all-cap, high growth investment strategy. The board further noted that there is no expected impact to the fund’s expense ratio as a result of this amendment, though active fund expense ratios are subject to change. The board determined that the foregoing actions were in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations conducted by the Portfolio Review Department. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Jennison. Jennison, founded in 1969, is an indirect, wholly-owned subsidiary of Prudential Financial Inc. The firm currently oversees a wide range of equity and fixed income strategies. The Jennison team utilizes internal fundamental research to identify companies that exhibit above-average growth in units, revenues, earnings and/or cash flows. When analyzing a company for purchase or sale, Jennison focuses on the duration of a company’s growth opportunity and seeks to capture inflection points in the company’s growth trajectory. Jennison has managed a portion of the fund since 2014.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The advisor employs a fundamental research approach to identify companies with sustainable growth advantages and reasonable valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, followed by a thorough review of each company’s business model and an assessment of its valuation. The goal of this review is to identify companies with high returns on capital, superior business management, and high-quality balance sheets. Wellington Management has managed a portion of the fund since 2010.

Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford aims to deliver outstanding investment performance by identifying exceptional growth companies in the United States and investing in them long enough that the advantages of their business models and strength of their cultures become the dominant drivers of their stock prices. This long-term horizon allows the advisor to harness the asymmetry inherent in equity markets to capture the disproportionate impact of successful investments in the portfolio. Baillie Gifford has managed a portion of the fund since 2014.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance, as applicable, of each advisor’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.

The board did not consider the profitability of Jennison, Wellington Management, or Baillie Gifford in determining whether to approve the advisory fees, because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Jennison, Wellington Management, and Baillie Gifford. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Trustees Approve Advisory Arrangements – International Growth Fund

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Ltd. (Baillie Gifford) and Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations conducted by the Portfolio Review Department. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford uses fundamental research to make long-term investments in companies that have above-average growth potential resulting from sustainable competitive advantages, special cultures and management, or competitive strength in underestimated technology shifts. Baillie Gifford believes that equities’ asymmetrical return pattern means that alpha is generated by focusing on the upside and the potential to earn exponential returns rather than being overly concerned with avoiding losing investments. The advisor takes a bottom-up, stock-driven approach to sector and country allocation. Baillie Gifford has advised a portion of the fund since 2003.

Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), was founded in 1804 in London, England. Schroder specializes in global equity and fixed income management and seeks to invest in securities of international companies where it has identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroder believes that market inefficiencies often drive material differences between underlying company fundamentals and market estimates. The advisor also believes that in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint and a robust framework of fundamental risk analysis, is the most reliable means of finding those companies and identifying the growth gap. Schroder Inc. has advised the fund since its inception in 1981, and its affiliate Schroder Ltd. has advised the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of each advisor’s subportfolio, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.

The board did not consider the profitability of Baillie Gifford or Schroder in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford and Schroder. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Trustees Approve Advisory Arrangement – FTSE Social Index Fund

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations conducted by the Portfolio Review Department. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Trustees Approve Advisory Arrangements – U.S. Sector Index Funds

The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations conducted by the Portfolio Review Department. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Trustees Approve Advisory Arrangements – Mega Cap Index Funds

The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations conducted by the Portfolio Review Department. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received periodic reports throughout the year, which included information about each fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed on the Portfolio Review Department’s ongoing assessment of the advisor.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In February 2024, a third-party service provider began performing security pricing services for the Registrant. There were no other changes in the Registrant’s internal control over financial reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: October 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: October 22, 2024

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: October 22, 2024

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney filed on July 25, 2024 (see File Number 33-48863), Incorporated by Reference.